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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number: 811-07651
                                   ---------------------------------------------

                          ING Variable Portfolios, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   -----------------------------

Date of fiscal year end:  December 31
                        --------------------------

Date of reporting period: January 1, 2004 to June 30, 2004
                         ---------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

JUNE 30, 2004

CLASSES I AND S

[GRAPHIC]

ING VARIABLE PRODUCT PORTFOLIOS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS
ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
(FORMERLY, ING VP TECHNOLOGY PORTFOLIO)
ING VP INTERNATIONAL EQUITY PORTFOLIO

DOMESTIC EQUITY GROWTH PORTFOLIOS
ING VP GROWTH PORTFOLIO
ING VP SMALL COMPANY PORTFOLIO

DOMESTIC EQUITY VALUE PORTFOLIO
ING VP VALUE OPPORTUNITY PORTFOLIO

DOMESTIC EQUITY AND INCOME PORTFOLIOS
ING VP BALANCED PORTFOLIO
ING VP GROWTH AND INCOME PORTFOLIO

FIXED INCOME PORTFOLIOS
ING VP BOND PORTFOLIO
ING VP MONEY MARKET PORTFOLIO

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                     1
Market Perspective                                                     2
Portfolio Managers' Reports:
  Global and International Equity Portfolios                           4
  Domestic Equity Growth Portfolios                                    8
  Domestic Equity Value Portfolio                                     12
  Domestic Equity and Income Portfolios                               14
  Fixed Income Portfolios                                             18
Statements of Assets and Liabilities                                  21
Statements of Operations                                              23
Statements of Changes in Net Assets                                   25
Financial Highlights                                                  30
Notes to Financial Statements                                         39
Portfolios of Investments                                             49
Director and Officer Information                                      82

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong. The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                              MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.

----------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East
-- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO        PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Daniel M. Rea, Vice President and Portfolio Manager, BlackRock Advisors, Inc. -- the Sub-Adviser (*).

GOAL: The ING VP Global Science and Technology Portfolio (formerly, ING VP Technology Portfolio, the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: During the six months ended June 30, 2004, the Portfolio's Class I shares provided a total return of -5.43% compared to 3.44% for the Standard & Poor's ("S&P") 500 Index(1) and 5.64% for the Pacific Stock Exchange ("PSE") Technology Index(2).


PORTFOLIO SPECIFICS: During the period January 1, 2004 through June 30, 2004, the Portfolio underperformed its benchmark, the PSE Technology Index. Throughout the period, market participants became increasingly concerned about the sustainability of the global economic recovery. The lack of confidence was likely fueled by the increasing likelihood of tighter U.S. monetary policy, the potential for controlled GDP deceleration in China, global terrorism concerns, and a more contentious U.S. presidential election. These macroeconomic and geopolitical issues resulted in a reassessment of risk and precipitated a shift away from economically sensitive sectors including technology, industrials, and materials. Within technology, the more cyclical sub-industries such as semiconductor capital equipment and semiconductor devices experienced weak performance. As for the healthcare sector, performance was driven by capital flow into segments with greater revenue and earnings visibility as investors favored medical devices over biotechnology.

The majority of the relative underperformance for the period can be attributed to stock selection, particularly in the semiconductor devices and internet software and services industries. Within the semiconductor devices industry, the Portfolio's excessive exposure to small and mid cap stocks, which underperformed, resulted in the negative contribution to performance from that group. In the internet software and services industry, stock selection was also negative due to the Portfolio's lack of exposure to Check Point Software Technologies, Inc., which gained over 60% in the period. Other detractors from performance include the Portfolio's underweight in the medical equipment group and overweight in the semiconductor devices industry, as well as stock selection in the computer peripherals and communications equipment industries.

On a positive note, the Portfolio benefited from an overweight to the internet software and services industry, which was a strong performing group in the benchmark during the period. Stock selection in the systems software sub-industry also contributed positively to performance. Companies including Adobe Systems, Inc. and Symantec Corp. appreciated notably, returning 19% and 27%, respectively, for the period January 1 through June 30, 2004, as underlying business fundamentals continued to improve. Finally, category-dominant Internet companies such as eBay, Inc. and Yahoo!, Inc., which returned 42% and 62%, respectively for the same period, benefited from increasing on-line traffic and transaction volumes, as well as an acceleration in online advertising.

MARKET OUTLOOK: For the past several quarters, global economic data have pointed to a broad-based industrial recovery. In the United States, accommodative monetary policy and stimulative fiscal policy have produced a dramatic re-acceleration in GDP. Furthermore, corporations appear to have successfully realigned their cost structures and improved their balance sheets, which has generally led to improved profitability. Although increasing inflationary pressures have led to monetary tightening, we don't anticipate substantial increases in the Fed Funds rate over the intermediate term. Furthermore, a low nominal interest rate environment is still supportive of additional capital investment and we anticipate greater enterprise spending in the next several quarters.

In addition, we believe many IT companies have sufficient operating leverage to drive earnings growth and can outperform throughout this portion of the economic cycle. However, unlike much of 2003 where multiple expansion was a major contributor to returns, we believe the market will begin to reward higher quality companies with consistent top-line growth and the ability to expand margins. We would characterize the recent pullback as a mid-cycle correction and view it as an attractive opportunity to increase our exposure to selective segments of the market. In our view, many of the factors that drove recent weakness were macro in nature and have not directly impacted the investment dynamics within the technology sector.

----------
(*) Effective January 1, 2004, BlackRock Advisors, Inc. ("BlackRock") began acting as sub-adviser to ING VP Technology Portfolio under an interim sub-advisory agreement. On March 23, 2004, the Portfolio's shareholders approved the change in sub-adviser of ING VP Technology Portfolio from AIC Asset Management, LLC to BlackRock. In connection with the change in sub-adviser were the following changes to the name and non-fundamental investment strategy and policies of the Portfolio: (1) a name change to ING VP Global Science and Technology Portfolio from ING VP Technology Portfolio; (2) strategy and policy changes so that the Portfolio became a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors; and (3) the comparative index for the Portfolio was changed from the Goldman Sachs Technology Industry Composite Index to the Standard & Poor's 500 Index and the Pacific Stock Exchange Technology Index was added as a comparative index.

PORTFOLIO MANAGERS' REPORT        ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIODS ENDED JUNE 30, 2004
                                                       ------------------------------------
                                                                        SINCE INCEPTION
                                                                           OF CLASS I
                                                           1 YEAR         MAY 1, 2000
                                                           ------       ---------------
Class I                                                    18.45%           (21.43)%
S&P 500 Index(1)                                           19.11%            (4.19)%
PSE Technology Index(2)                                    31.19%           (31.73)%
Goldman Sachs Technology Industry Composite Index(3)       17.10%           (20.28)%

The table above illustrates the total return of ING VP Global Science and Technology Portfolio against the S&P 500 Index, the PSE Technology Index and the Goldman Sachs Technology Industry Composite Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

(2) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(3) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Portfolio focuses its investments in science and technology sectors. The Portfolio's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. In addition, investing in science and technology companies exposes the Portfolio to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Portfolio's returns could suffer to the extent it holds an affected company's shares. The Portfolio's investments in small- and mid-sized companies may be more susceptible to price swings than larger companies. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs.

ING VP INTERNATIONAL EQUITY PORTFOLIO                 PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment specialists, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP International Equity Portfolio (the "Portfolio") seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio will not target any given level of current income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares provided a total return of 3.71% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(1), which returned 4.86% for the same period.

PORTFOLIO SPECIFICS: International markets commenced the new year on a strong note, supported by rising growth expectations and investor confidence, but ran out of steam by mid-February. This period was reminiscent of the post-March 2003 recovery, in which speculative, generally smaller stocks led the advance. Rising oil prices, a steadily deteriorating security situation in Iraq, concerns that the Chinese economy was heading for a hard landing, and higher global long-term interest rates combined to undermine sentiment, and markets have essentially traded sideways since. This latter phase saw an increasing focus on company fundamentals, a move that benefited the relative performance of the Portfolio in the period mid-February 2004 through June 30, 2004; however, the Portfolio did underperform the benchmark.

Our regional allocation strategy added some value in the review period due to our positive allocation in the strongly performing Japanese market and being underweight in the lesser performing Pan-European and Developed Asia/Australian regions. The performance deficit was the result of stock selection within the aforementioned regions. Positive selection results in Japan were offset by a negative outcome in Developed Asia/Australia. The sector strategy result was negative largely due to being underweight in consumer staples, which had strong relative performance. Our focus on the energy sector and underweight exposure to the poorly performing technology sector impacted positively on the sector allocation result.

While stock selection proved to be successful in most of the economic sectors, performance deficits in the consumer discretionary, health care, and information technology sectors yielded an overall adverse stock selection outcome. In Hong Kong, CITIC International Financial Holdings Ltd. was impacted by the suddenly escalating China concerns. Weakness in the previously held cellular telephone equipment manufacturer Nokia impacted the result in technology, as did a lack of exposure to competitor L.M. Ericsson, which was gaining market share at its cost. A lack of exposure to French oil producer Total SA also hurt performance, as did our exposure to Japanese automaker Nissan Motor Co., Ltd., which was previously held, and Australian media company Seven Network Ltd. On the positive side, our accent on the recovering Japanese banks proved rewarding, especially our holdings in The Sumitomo Trust & Banking Co. Ltd. and Bank of Yokohama Ltd., which was held during the period. Japanese industrial holding Itochu Corp. and supermarket operator Ito-Yokado, which was previously held, were also material positive contributors.

MARKET OUTLOOK: The maturing of the global economic recovery and the potential for continued interest rate increases suggests a less pro-cyclical portfolio stance, with a focus on stocks with steady earnings growth and sustainable and growing dividends. Our Portfolio evolved from a modest pro-cyclical positioning to a cyclically neutral stance in the course of the six month period. In our view, the potential for upside earnings surprises remains strongest in Japan, where we maintain a modest overweight position and maintain a slightly aggressive positioning offset elsewhere. For EAFE as a whole, the upside remains modest, with the benefit of continued, albeit reducing, earnings momentum likely to be partly offset by the lower valuations demanded by rising interest rates. A stronger outlook is contingent on the continued combination of high earnings growth and stable interest rates, which, while not impossible, is deemed an unlikely outcome. On balance, the Portfolio currently has a price/earnings multiple approximating that of the benchmark, but we expect it to generate higher and more visible earnings growth in both 2004 and 2005.

PORTFOLIO MANAGERS' REPORT                 ING VP INTERNATIONAL EQUITY PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                            SINCE INCEPTION         SINCE INCEPTION
                                                                               OF CLASS I             OF CLASS S
                                                     1 YEAR    5 YEAR      DECEMBER 22, 1997       NOVEMBER 1, 2001
                                                     ------    ------      -----------------       ----------------
Class I                                              28.09%    (3.53)%          1.83%                     --
Class S                                              27.72%       --              --                    2.13%
MSCI EAFE Index(1)                                   32.85%     0.40%           3.85%(2)                9.82%

The table above illustrates the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2)  Since inception performance for the index is shown from January 1, 1998.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price.

ING VP GROWTH PORTFOLIO                               PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Kenneth Bragdon, CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares provided a total return of 1.34% compared to the Russell 1000 Growth Index(1), which returned 2.74% for the same period.

PORTFOLIO SPECIFICS: The market rose during the six months ended June 30, 2004; however, economic data remained positive, but concerns about the outlook for interest rates and sustainability of the economic expansion may have caused some of the more cyclically sensitive sectors, such as technology and materials, to lag the market. Energy and transportation were the strong sectors year-to-date 2004. Energy was helped by a constructive outlook for commodity prices and margins going forward. Despite higher energy prices, demand for transportation services may have provided an opportunity to raise prices at a faster rate than input costs.

For the six month period, the Portfolio underperformed its benchmark. The sectors with the greatest positive impact to the Portfolio's performance during the period were energy, other (multi-industry), and most importantly, our overweight in industrials. Offsetting these positive contributors were technology, materials and consumer staples. The Portfolio was overweight several large multi-industry companies with strong six month results. Tyco International Ltd., Eaton Corp., and 3M Co. were significant contributors due to stronger-than-expected international growth and product positioning. Record energy prices and strong refining margins caused the energy sector to outperform, as demand for energy outstripped supply. Halliburton Co., Pogo Producing Co., and previously held Valero all benefited from these industry trends. In health care, the Portfolio remained underexposed to pharmaceutical companies, which benefited performance, although stock selection within the sector was weak.

Stock selection in the technology sector was a large detractor to performance year-to-date. Semiconductor companies were the worst performing subcategories of technology. Company-specific shortfalls at SanDisk Corp. and VERITAS Software Corp., which were held during the period, drove their stock prices lower. In addition, large bellwethers, such as EMC Corp. and Intel Corp., depreciated in the first half of the year as high expectations for robust results began to ebb.

An overweight position in materials, which was lightened by period-end, detracted from results as concerns over high economic growth in Asia and the outlook for interest rates began to weigh on company prospects. These growth concerns benefited the consumer staples sector as investors rotated into companies and industries with more stable and predictable earnings prospect. The Portfolio's underweight exposure to the sector hurt results in the first half of 2004.

MARKET OUTLOOK: Our outlook for the market remains constructive. We believe the prospect for strong corporate profits and the ability of companies to successfully pass through rising input prices is the foundation for a solid earnings outlook going forward. The risk of inflation and volatile interest rates is higher than it was a year ago. That said, the Federal Reserve's ability to maintain price stability during moderate growth is not our concern at this time. We would expect rising earnings to offset any interest rate or inflation concerns and keep equities relatively attractive. We will continue to follow our disciplined approach of investing in companies that we believe demonstrate improving business fundamentals.

PORTFOLIO MANAGERS' REPORT                               ING VP GROWTH PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                            SINCE INCEPTION         SINCE INCEPTION
                                                                               OF CLASS I             OF CLASS S
                                                     1 YEAR    5 YEAR      DECEMBER 13, 1996       NOVEMBER 1, 2001
                                                     ------    ------      -----------------       ----------------
Class I                                              15.88%    (6.45)%          5.64%                     --
Class S                                              15.70%       --              --                   (0.74)%
Russell 1000 Growth Index(1)                         17.88%    (6.48)%          4.56%(2)                1.91%

The table above illustrates the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)  Since inception performance for the index is shown from December 1, 1996.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. The value of convertible securities may fall when interest rates rise. Stocks of small- and mid-sized companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of small- and mid-sized companies also can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings. The Portfolio's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce its returns. The Portfolio's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. The Portfolio's investments in foreign securities involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs.

ING VP SMALL COMPANY PORTFOLIO                        PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Carolie Burroughs, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PERFORMANCE: For the period ended June 30, 2004, the Portfolio's Class I shares returned 2.86% compared to the Russell 2000 Index(1), which returned 6.76% for the same period.

PORTFOLIO SPECIFICS: For the six months ended June 30, 2004, the Russell 2000 Index rose 6.76%, while the Portfolio returned 2.86%. Energy was a strong performing sector, while telecommunications was weak. The Russell 2000 Value Index beat the Russell 2000 Growth Index by 1.50%. Small-cap stocks outperformed all other asset classes, as evidenced by the major equity indices. During the six month period, the Standard & Poor's ("S&P") 500 Index(3) was up 3.44% and the Dow Jones Industrial Average(4) gained only 0.80%, while the S&P SmallCap 600 Index(5) returned 10.05%.

The U.S. economy, the war in Iraq, corporate profits, and the Federal Reserve's ("Fed") language with respect to monetary tightening dominated the headlines and the U.S. equities market during the period. Equities experienced strong funds flow through mid-January 2004, as the economy and corporate profits improved and the situation in Iraq appeared to be relatively controlled. However, flows decelerated as company managements provided 2004 guidance below consensus expectations, citing continued caution on the economy and their business environments. Outflows eventually accompanied the dwindling public support of the U.S. involvement in Iraq and the change in Fed rhetoric indicating that the first rate increase would be much sooner than expected.

Sector rotation was prevalent in the market as investors alternated between growth and value, fundamentals and speculation, and market risk and headline risk. Stock selection in the telecommunications and materials sectors contributed positively to the Portfolio's performance. Stock selection in the health care and technology sectors contributed negatively. The large individual positive contributors to performance during the period were Briggs & Stratton, Eon Labs, Inc., and Louisiana-Pacific Corp. The large negative contributors were Knight Trading Group, Inc., Lexar Media, Inc. and Alliance Gaming, which was held during the period.

During the period, we continued to add to the materials and processing sector and producer durables, as the outlook for the U.S. and global economy improved. We lowered the weight in technology and shifted the mix to more defensive industrial technology stocks. Toward the end of the period, we trimmed our health care exposure as investors began to take their profits and move on and trimmed our financial services exposure since this group typically underperforms in a rising rate environment. We maintain the +/- 5% collar for all of our sector active weights and a style neutral position to mitigate the harm caused by market swings. On average, our cash position during the period was 7%.

MARKET OUTLOOK: We expect a choppy market for U.S. equities over the next six months of 2004, given geopolitical issues, a rising interest rate environment, and the U.S. presidential campaign. Despite this near-term volatility, we expect the U.S. equities market to trend upward. We have witnessed pockets of outperformance by stocks with better fundamentals, though it is sometimes short-lived and not as widespread as we expected. Although a rising rate environment will likely accompany the summer slowdown in the market, we expect the market to broaden and to continue rewarding better quality stocks, although price volatility in the small-cap asset class may initially mask the effect.

We expect the small-cap cycle to remain on course and for smaller capitalization stocks to outperform large-cap stocks. First, smaller capitalization stocks offer comparable earnings and revenue growth to large-cap stocks but generally provide a better value on a price-to-earnings, price-to-book, and price-to-free cash flow basis. Although rising interest rates may cause an interruption in the cycle, this should serve to make smaller capitalization stocks even more attractive relative to large-cap stocks. Second, access to capital for small-cap stocks continues through strong equity and debt issuance. A rebound in commercial lending by the banking industry will likely help to fuel their growth, as well. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large-cap companies tend to trump their smaller capitalization counterparts. We expect consolidation to continue with most deals occurring in the small-cap space.

We look forward to the new fiscal year. Whatever challenges the market presents in the short term, we believe the Portfolio is well positioned to benefit as the small-cap cycle continues to move up the market cap spectrum and better quality stocks begin to consistently outperform.

PORTFOLIO MANAGERS' REPORT                        ING VP SMALL COMPANY PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                            SINCE INCEPTION         SINCE INCEPTION
                                                                               OF CLASS I             OF CLASS S
                                                     1 YEAR    5 YEAR      DECEMBER 27, 1996       NOVEMBER 1, 2001
                                                     ------    ------      -----------------       ----------------
Class I                                              24.16%     7.61%           10.86%                     --
Class S                                              23.83%       --               --                    7.09%
Russell 2000 Index(1)                                33.37%     6.63%            8.12%(2)               14.35%

The table above illustrates the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)  Since inception performance for the index is shown from January 1, 1997.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large, capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Dow Jones Industrial Average is an unmanaged U.S. stock index based on the stock prices of 30 large and actively traded U.S. companies.

(5) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The Portfolio may invest in foreign securities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Risks of foreign investing are generally intensified in emerging markets. The value of convertible securities may fall when interest rates rise. Investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns. The Portfolio's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs.

ING VP VALUE OPPORTUNITY PORTFOLIO                    PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by William F. Coughlin, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Value Opportunity Portfolio (the "Portfolio ") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares returned 2.65% compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% over the same period.

PORTFOLIO SPECIFICS: The positive contribution from favorable sector allocation was not able to overcome the negative impact of unfavorable stock selection during the six months ended June 30, 2004. With regard to sector allocation, an overweighted position in energy and underweighting the information technology sector were key positive contributors. Within the industrials group, holdings of General Dynamics Corp., Honeywell International, Inc., and Masco Corp. all provided double-digit returns. On the other hand, stock selection in the financial services and energy sectors, led on the downside by Morgan Stanley, Merrill Lynch & Co., Inc., and Royal Dutch Petroleum, which was held during the period, had the most important negative impact on performance. The S&P 500 Index has more than 20% of its market capitalization in the financial services sector. We have also invested a large percentage of the Portfolio in this interest rate sensitive group as a risk control measure. However, as interest rates trended higher during the second quarter, this group has been under pressure and has been a negative factor to overall performance.

MARKET OUTLOOK: Given the favorable environment we see ahead for stocks, we believe the Portfolio is well positioned in high quality, large-capitalization companies with strong balance sheets, low valuations, strong management teams, favorable operating outlooks, and catalysts in place that will, in our opinion, lead to higher share prices.

PORTFOLIO MANAGERS' REPORT                    ING VP VALUE OPPORTUNITY PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                            SINCE INCEPTION         SINCE INCEPTION
                                                                               OF CLASS I             OF CLASS S
                                                     1 YEAR    5 YEAR      DECEMBER 13, 1996         JULY 16, 2001
                                                     ------    ------      -----------------       ----------------
Class I                                              16.56%     0.41%           9.35%                    --
Class S                                              16.22%       --              --                  (5.04)%
S&P 500 Index(1)                                     19.11%    (2.17)%          7.19%(2)              (0.37)%(3)

The table above illustrates the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Since inception performance for the index is shown from December 1, 1996.

(3)  Since inception performance for the index is shown from August 1, 2001.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. Stocks of small- and mid-sized companies tend to be less liquid and more volatile than stocks of larger companies. Derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The value of convertible securities may fall when interest rates rise. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. The Portfolio's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. The Portfolio's investments in foreign securities involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards.

ING VP BALANCED PORTFOLIO                             PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Hugh T. Whelan and James B. Kauffmann, ING Investment Management Co.(formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares returned 2.32%, compared to 3.44% for the Standard & Poor's ("S&P") 500 Index(1) and the composite index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index(2), which returned 2.13% for the same period.

PORTFOLIO SPECIFICS: During the six months ended June 30, 2004, the Portfolio underperformed the S&P 500 Index. The equity component of the Portfolio, however, outperformed the S&P 500 Index for the period, primarily due to strong security selection. Stock selection in the health care and financial sectors had a strong positive impact on results, while selection among telecom and consumer staples names detracted from performance. Sector allocation had a small negative impact on results, notably through an overweight in technology.

Our short duration stance was a major source of the good performance of the fixed income portion relative to the Lehman Brothers Aggregate Bond Index. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated credit-sensitive paper underperformed. Our exposure in securitized sectors generally proved beneficial. In the second half we were underweight the financials sector, which also contributed positively to relative performance as the sector fared poorly as the market prepared for Federal Reserve ("Fed") tightening. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. Our high yield exposure was also a drag on performance.

MARKET OUTLOOK: The second quarter ended a little softer as inflation crept up slightly, employment took a sideways move, and oil continued to be high. The second-quarter corporate profit outlook continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters. Despite this potentially strong earnings season, the S&P 500 Index turned in lackluster performance. On June 30, at the much anticipated Federal Open Market Committee meeting, the Fed Funds rate was increased to 1.25%, a 25 basis point increase that was in line with consensus expectations. The Fed's comments pointed to a measured path of tightenings versus aggressive tightenings going forward.

The equity component of the Portfolio is overweight in the consumer discretionary energy and technology sectors and underweight in the health care, consumer staples, and telecom sectors. However, our overall sector exposures are by design quite close to those of the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Tactically, the fixed income component of the Portfolio is still short in duration in the face of anticipated improving global economic fundamentals, but we have reduced the magnitude of that posture following the recent rise in rates. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the front-end of the yield curve, which appears most vulnerable in a tightening cycle. We are underweight agencies. Stretched valuations in investment-grade credit and plus sectors warrant some caution, and we have reduced the contribution to duration of these spread sectors. Additionally, we have reduced our exposure in emerging markets, and our high yield position has been eliminated with the exception of a few crossover and special situation issues that tend to track the investment-grade market. However, we are watchful for points of potential re-entry.

PORTFOLIO MANAGERS' REPORT                             ING VP BALANCED PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                                                                  OF CLASS S
                                                         1 YEAR      5 YEAR      10 YEAR         MAY 29, 2003
                                                         ------      ------      -------        ---------------
Class I                                                  10.97%       2.08%        9.83%             --
Class S                                                  10.78%         --           --           11.77%
S&P 500 Index(1)                                         19.11%      (2.17)%      11.87%          18.90%(3)
Lehman Brothers Aggregate Bond Index(2)                   0.32%       6.95%        7.39%           0.12%(3)
Composite Index (60% S&P 500 Index/
  40% Lehman Brothers Aggregate Bond Index)              11.36%       1.78%       10.41%          11.14%(3)

The table above illustrates the total return of ING VP Balanced Portfolio against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3)  Since inception performance for the index is shown from June 1, 2003.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market and credit risks and may experience greater volatility in market value than investment grade corporate bonds. The Portfolio's investments in mortgage-related securities may entail prepayment risk. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the U.S. Government. The value of convertible securities may fall when interest rates rise.

ING VP GROWTH AND INCOME PORTFOLIO                    PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Christopher
F. Corapi, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares returned 3.05% compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% over the same period.

PORTFOLIO SPECIFICS: For this period, positive contribution from stock selection was virtually offset by negative impact from sector allocation. Stock selection impact varied widely, with significant gains in the consumer discretionary, financials, and telecom sectors being largely offset by the negative impact of selections in consumer staples, information technology and materials.

A new portfolio management team was assigned to the Portfolio effective May 1, 2004. The Portfolio was successfully transitioned to reflect the new team's views at both the sector and stock level. There were only minor adjustments to the sector weightings, although a significant number of existing positions were sold and new stocks were purchased in their place. The overall number of holdings remained virtually unchanged.

MARKET OUTLOOK: We believe that the market is poised to generate positive returns in 2004. Our research indicates that the underlying fundamentals of the economy remain sound, and we anticipate continued positive earnings reports from much of corporate America. Despite these strong undercurrents, investor psychology has been complicated by both the rise in interest rates and increasing geopolitical tensions. We do not believe that the recent rise in interest rates will be so large as to offset the underlying earnings trends. However, we do expect the mood shifts that accompany both the global political situation and the U.S. presidential elections may continue to result in market volatility.

PORTFOLIO MANAGERS' REPORT                    ING VP GROWTH AND INCOME PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                                                                  OF CLASS S
                                                         1 YEAR       5 YEAR      10 YEAR        JUNE 11, 2003
                                                         ------      -------      -------       ---------------
Class I                                                  17.95%      (5.44)%        7.61%             --
Class S                                                  17.67%         --            --           14.30%
S&P 500 Index(1)                                         19.11%      (2.17)%       11.87%          18.90%(2)

The table above illustrates the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Since inception performance for the index is shown from June 1, 2003.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Risks of foreign investing are generally intensified for investment in emerging markets. In exchange for higher growth potential, investing in stocks of mid-size and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise. Although the Sub-Adviser emphasizes large-cap stocks, to the extent the Portfolio is diversified across asset classes, it may not perform as well as less diversified funds when large-caps stocks are in favor. The use of certain derivatives may increase the volatility of the Portfolio. Because the Portfolio may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. The Portfolio's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. The Portfolio's investments in mortgage-related securities may entail prepayment risk.

ING VP BOND PORTFOLIO                                 PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT: James B. Kauffmann, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Bond Portfolio* (the "Portfolio") seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting of investment-grade corporate bonds and debt securities issued by the U.S. Government, its agencies or instrumentalities.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares returned 0.37% compared to the Lehman Brothers Aggregate Bond Index(1), which returned 0.16% over the same period.

PORTFOLIO SPECIFICS: Our short duration stance was a major source of the positive performance of the fixed income portion relative to the benchmark. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated credit-sensitive paper underperformed. Our exposure in securitized sectors generally proved beneficial. We were underweight in dollar-denominated issues of foreign countries, a sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period, but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. Our high yield exposure was also a drag on performance.

MARKET OUTLOOK: In our opinion, Treasury yields do not yet fully reflect the quickening pace of the economy and the recent rise in a number of inflation metrics, but the bond market has begun to incorporate a cycle of less accommodative monetary policy. Now that Dr. Greenspan has navigated the economy past the immediate concerns of deflation, we are anxious to see if he can avoid the effects of inflation. While the recent rise in inflation releases were likely amplified by increases in hotel rates, apparel, medical care, and adjustments to owners' equivalent rent, the trajectory is worrisome. One observer drew the analogy that Federal Reserve ("Fed") tightening cycles are like confronting a tee shot with a putter. Should inflationary expectations become manifest in unit labor costs, the Fed may be forced into a more aggressive stance. Many in the bond market believe that the Fed's reactive approach will be tardy in responding to increasing inflation, and we are cognizant of the lagged effect of monetary policy. Historically, changes in the Fed Funds rate can take 12 to 18 months to influence economic activity, but one may argue that today's domestic scene of high consumer indebtedness and increased variable rate financing could indicate speedier transmission of policy changes.

In the months ahead, employment and inflation releases and comments from Fed officials will remain key data as bond market observers seek to divine the timing, frequency, and magnitude of future tightenings. Tactically, the Portfolio is still short in duration in the face of anticipated improving global economic fundamentals, but we have reduced the magnitude of that posture following the recent rise in rates. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the front-end of the yield curve, which appears most vulnerable in a tightening cycle. We are underweight agencies. Stretched valuations in investment-grade credit and plus sectors warrant some caution, and we have reduced the contribution to duration of these spread sectors. Additionally, we have reduced our exposure in emerging markets, and our high yield position has been eliminated with the exception of a few crossover and special situation issues that tend to track the investment grade market. However, we are watchful for points of potential re-entry.

----------
* On August 6, 2004, the ING VP Bond Portfolio changed its name to ING VP Intermediate Bond Portfolio.

PORTFOLIO MANAGERS' REPORT                                 ING VP BOND PORTFOLIO

                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                                                                  OF CLASS S
                                                         1 YEAR      5 YEAR      10 YEAR          MAY 3, 2002
                                                         ------      ------      -------        ---------------
Class I                                                   1.37%       6.71%        7.11%              --
Class S                                                   1.12%         --           --             6.33%
Lehman Brothers Aggregate Bond Index(1)                   0.32%       6.95%        7.39%            5.66%(2)

The table above illustrates the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2)  Since inception performance for the index is shown from May 1, 2002.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Portfolio are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. In order to generate additional income, the Portfolio may lend portfolio securities and may, therefore, lose the opportunity to sell the securities at a desirable price. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the U.S. Government. The value of convertible securities may fall when interest rates rise. The Portfolio's investments in mortgage-related securities may entail prepayment risk. Borrowers can pay off their mortgages sooner than scheduled and if interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Slower than expected principal payments on amortgage-backed or asset-backed security may cause an increase in the security's duration, reduce the value of the security and lock in a below-market interest rate.

ING VP MONEY MARKET PORTFOLIO                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of fixed-income specialists led by Jennifer J. Thompson, CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Money Market Portfolio (the "Portfolio ") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PORTFOLIO SPECIFICS: The first six months of 2004 yielded varying and dramatic shifts in interest rate expectations and ended with the Federal Reserve Board's ("Fed") Federal Open Market Committee ("FOMC") raising the Federal Funds target rate 25 basis points to 1.25% on June 30, 2004. As market participants changed their views of the economy's strength throughout the period, the LIBOR yield curve flattened initially and then steepened dramatically.

Specifically, the LIBOR yield curve (the difference between 1-month to 12-month LIBOR) steepened by 76 basis points to 109 basis points. The curve reached its flattest point of 19 basis points in mid-March, but a significant shift in Fed Funds expectations shortly thereafter caused yield levels to rise with the back-end of the LIBOR curve incurring the greatest change. Over the period, 12-month LIBOR increased by 100 basis points to 2.46% from 1.46%.

Throughout the first quarter of 2004, the Portfolio utilized a barbell portfolio strategy that called for purchasing longer-dated paper (nine to thirteen months) balanced by the purchase of short-term commercial paper and floating rate notes. The strategy worked well and resulted in strong performance. The Portfolio's weighted average maturity remained significantly longer than competitors' funds early in the year.

However, in early April, as the market priced in an earlier start to the tightening cycle beginning with the June 30, 2004 meeting, the Portfolio eased off its barbell strategy and limited investments solely to short commercial paper and floating rate notes. This better positioned the Portfolio to take advantage of the higher interest rate environment. Accordingly, the Portfolio's weighted average maturity significantly declined during the second half of the reporting period and finished the period at 53 days compared with 45 days for the benchmark, iMoneyNet First Tier Retail Index.

MARKET OUTLOOK: The June 30 FOMC statement clearly signaled the Fed's intent to gradually raise the target interest rate. At the end of the period, the market priced in a year-end Fed Funds rate of roughly 2.00% to 2.25%, or 25 basis points per FOMC meeting. But some market observers believe inflation will accelerate, causing the Fed to move more aggressively than the market currently thinks it will. Given such high level of uncertainty, particularly in light of current market levels for longer term maturities, we believe that continuing our strategy of limiting purchases to short-term commercial paper or floating rate notes is most appropriate.

PRINCIPAL RISK FACTOR(S): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)

                                                    ING                 ING                               ING             ING
                                             VP GLOBAL SCIENCE   VP INTERNATIONAL         ING          VP SMALL        VP VALUE
                                              AND TECHNOLOGY          EQUITY           VP GROWTH        COMPANY       OPPORTUNITY
                                                 PORTFOLIO           PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             -----------------   ----------------   --------------  --------------  --------------
ASSETS:
Investments in securities at value+*         $      85,609,579   $     43,493,216   $  207,510,907  $  431,511,442  $  235,418,724
Short-term investments at amortized cost            12,041,461                 --       39,914,157     129,809,897      10,534,791
Repurchase agreement                                        --          2,054,000        8,012,000      60,724,000       5,224,000
Cash                                                 1,506,587             69,757               --             820             170
Cash collateral for futures                                 --                 --          448,000       1,890,000              --
Foreign currencies at value**                              151            113,505               --              --              --
Receivables:
   Investment securities sold                        1,076,870                 --        1,819,363      10,201,453              --
   Dividends and interest                               19,563             99,154          119,382         300,067         352,165
   Variation margin receivable                              --              1,512           24,150         160,475              --
Prepaid expenses                                         3,474                955            2,569          10,849           2,883
                                             -----------------   ----------------   --------------  --------------  --------------
      Total assets                                 100,257,685         45,832,099      257,850,528     634,609,003     251,532,733
                                             -----------------   ----------------   --------------  --------------  --------------

LIABILITIES:
Payable for investment securities purchased            268,200                 --        2,555,791      11,391,724              --
Payable for futures variation margin                        --              6,403               --              --              --
Payable upon receipt of securities loaned           12,041,461                 --       39,914,157     129,809,897      10,534,791
Payable to affiliates                                   71,173             35,544          114,527         317,432         129,515
Payable to custodian                                        --                 --           41,751              --              --
Payable for director fees                                  917                470            5,662           4,202           2,045
Other accrued expenses and liabilities                  49,306            134,359           77,720          59,897          52,183
                                             -----------------   ----------------   --------------  --------------  --------------
      Total liabilities                             12,431,057            176,776       42,709,608     141,583,152      10,718,534
                                             -----------------   ----------------   --------------  --------------  --------------
NET ASSETS                                   $      87,826,628   $     45,655,323   $  215,140,920  $  493,025,851  $  240,814,199
                                             =================   ================   ==============  ==============  ==============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $     138,974,901   $     68,689,305   $  402,652,466  $  443,241,791  $  267,855,555
Undistributed net investment income
 (accumulated net investment loss)                    (429,047)           775,662          465,757       1,626,316       4,189,074
Accumulated net realized loss on
 investments, foreign currencies
 and futures                                       (50,011,537)       (26,859,812)    (206,564,742)    (14,859,940)    (41,283,030)
Net unrealized appreciation
 (depreciation) on investments
 foreign currencies and futures                       (707,689)         3,050,168       18,587,439      63,017,684      10,052,600
                                             -----------------   ----------------   --------------  --------------  --------------
NET ASSETS                                   $      87,826,628   $     45,655,323   $  215,140,920  $  493,025,851  $  240,814,199
                                             =================   ================   ==============  ==============  ==============

 + Including securities loaned at value      $      11,372,281   $             --   $   39,180,149  $  126,746,371  $   10,289,939
 * Cost of investments in securities         $      86,317,267   $     40,447,433   $  188,948,892  $  368,949,010  $  225,366,124
** Cost of foreign currencies                $             151   $        113,867   $           --  $           --  $           --

CLASS I:
Net assets                                   $      87,826,628   $     45,462,779   $  214,813,231  $  481,074,663  $  237,820,321
Shares authorized                                  100,000,000        100,000,000      100,000,000     100,000,000     100,000,000
Par value                                    $           0.001   $          0.001   $        0.001  $        0.001  $        0.001
Shares outstanding                                  24,026,166          5,803,948       23,741,530      26,749,796      19,185,638
Net asset value and redemption price
 per share                                   $            3.66   $           7.83   $         9.05  $        17.98  $        12.40

CLASS S:
Net assets                                                 n/a   $        192,544   $      327,689  $   11,951,188  $    2,993,878
Shares authorized                                  100,000,000        100,000,000      100,000,000     100,000,000     100,000,000
Par value                                    $           0.001   $          0.001   $        0.001  $        0.001  $        0.001
Shares outstanding                                         n/a             24,684           36,458         664,976         242,752
Net asset value and redemption price
 per share                                                 n/a   $           7.80   $         8.99  $        17.97  $        12.33

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)

                                                                          ING                                  ING
                                                       ING           VP GROWTH AND           ING             VP MONEY
                                                   VP BALANCED           INCOME            VP BOND            MARKET
                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in securities at value+*            $  1,416,090,991   $  3,597,567,675   $  1,335,748,331   $             --
Short-term investments at value**                    395,607,785        643,061,669        327,923,351        898,477,634
Repurchase agreement                                  29,936,000        113,822,000         49,253,000        261,232,000
Cash                                                      60,599             53,188            207,088             38,472
Cash collateral for futures                              361,314          2,784,000            983,356                 --
Foreign currencies at value***                                --                 --                180                 --
Receivables:
   Investment securities sold                         49,024,049         24,200,817         12,998,757                 --
   Dividends and interest                              4,986,599          3,078,688          9,564,620          1,564,964
   Variation margin receivable                           112,500            200,100                 --                 --
Prepaid expenses                                          16,741             46,174             16,256             17,357
                                                ----------------   ----------------   ----------------   ----------------
      Total assets                                 1,896,196,578      4,384,814,311      1,736,694,939      1,161,330,427
                                                ----------------   ----------------   ----------------   ----------------

LIABILITIES:
Payable for investment securities purchased          158,789,902         74,967,823        237,864,525                 --
Payable for futures variation margin                     133,000                 --             81,125                 --
Payable upon receipt of securities loaned            326,812,169        643,061,669        246,144,339         23,715,619
Payable to affiliates                                    636,986          1,659,210            493,730            285,211
Payable for director fees                                 32,616            128,654             33,048             55,385
Other accrued expenses and liabilities                   163,649            573,669            219,431            252,459
                                                ----------------   ----------------   ----------------   ----------------
      Total liabilities                              486,568,322        720,391,025        484,836,198         24,308,674
                                                ----------------   ----------------   ----------------   ----------------
NET ASSETS                                      $  1,409,628,256   $  3,664,423,286   $  1,251,858,741   $  1,137,021,753
                                                ================   ================   ================   ================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $  1,440,920,979   $  6,064,019,281   $  1,228,037,752   $  1,137,424,580
Undistributed net investment income                   42,196,236         16,765,784         24,096,536          4,855,885
Accumulated net realized gain (loss) on
 investments, foreign currencies
 and futures                                        (144,139,594)    (2,785,440,950)         3,961,603         (4,752,109)
Net unrealized appreciation
 (depreciation) on investments
 foreign currencies and futures                       70,650,635        369,079,171         (4,237,150)          (506,603)
                                                ----------------   ----------------   ----------------   ----------------
NET ASSETS                                      $  1,409,628,256   $  3,664,423,286   $  1,251,858,741   $  1,137,021,753
                                                ================   ================   ================   ================

  + Including securities loaned at value        $    325,683,288   $    659,243,749   $    242,006,106   $     30,296,992
  * Cost of investments in securities           $  1,345,551,576   $  3,228,921,230   $  1,340,153,753   $             --
 ** Cost of short-term investments              $    395,613,399   $    643,061,669   $    327,929,225   $    898,984,237
*** Cost of foreign currencies                  $             --   $             --   $            161   $             --

CLASS I:
Net assets                                      $  1,407,343,261   $  3,662,458,341   $  1,086,747,283   $  1,137,021,753
Shares authorized                                  2,000,000,000          unlimited          unlimited          unlimited
Par value                                       $          0.001   $          1.000   $          1.000   $          1.000
Shares outstanding                                   110,019,482        196,139,645         82,012,624         88,526,987
Net asset value and redemption
 price per share                                $          12.79   $          18.67   $          13.25   $          12.84

CLASS S:
Net assets                                      $      2,284,995   $      1,964,945   $    165,111,458                n/a
Shares authorized                                  2,000,000,000          unlimited          unlimited                n/a
Par value                                       $          0.001   $          1.000   $          1.000                n/a
Shares outstanding                                       179,085            105,414         12,489,837                n/a
Net asset value and redemption price
 per share                                      $          12.76   $          18.64   $          13.22                n/a

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)

                                                    ING                 ING                               ING             ING
                                             VP GLOBAL SCIENCE   VP INTERNATIONAL         ING          VP SMALL        VP VALUE
                                              AND TECHNOLOGY          EQUITY           VP GROWTH        COMPANY       OPPORTUNITY
                                                 PORTFOLIO           PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             -----------------   ----------------   --------------  --------------  --------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*    $          76,253   $        532,230   $      877,274  $    1,909,386  $    2,974,189
Interest                                                   966             71,940           29,730         176,284          27,204
Securities lending income                               10,896                 --           10,154          81,137           2,963
                                             -----------------   ----------------   --------------  --------------  --------------
   Total investment income                              88,115            604,170          917,158       2,166,807       3,004,356
                                             -----------------   ----------------   --------------  --------------  --------------

EXPENSES:
Investment management fees                             455,843            186,507          659,393       1,799,173         756,367
Distribution and service fees:
   Class S                                                  --                215              403           2,736           3,387
Transfer agent fees                                      4,487              5,204            4,691           5,027           5,000
Administrative service fees                             26,390             12,068           60,443         131,937          69,332
Shareholder reporting expense                            5,278              5,784            8,918           9,106           8,008
Registration fees                                        1,303              2,802               --           3,159           1,371
Professional fees                                       13,860             15,430           15,263          18,721          15,627
Custody and accounting expense                           5,132             50,271           13,286          19,528          13,468
Directors' fees                                          2,002              1,092            6,188          10,010           4,509
Miscellaneous expense                                    2,867              1,949            5,743          12,283           6,770
                                             -----------------   ----------------   --------------  --------------  --------------
   Total expenses                                      517,162            281,322          774,328       2,011,680         883,839
Less:
   Net waived and reimbursed fees                           --             29,201               --              --              --
                                             -----------------   ----------------   --------------  --------------  --------------
   Net expenses                                        517,162            252,121          774,328       2,011,680         883,839
                                             -----------------   ----------------   --------------  --------------  --------------
Net investment income (loss)                          (429,047)           352,049          142,830         155,127       2,120,517
                                             -----------------   ----------------   --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN
 CURRENCIES AND FUTURES:
Net realized gain (loss) on:
   Investments                                      12,743,707          4,606,960       12,728,932      29,866,473        (167,447)
   Foreign currencies                                      545             14,038               --              --              --
   Futures                                             (32,325)            51,763          390,715         971,034              --
                                             -----------------   ----------------   --------------  --------------  --------------
Net realized gain (loss) on investments,
 foreign currencies, and futures                    12,711,927          4,672,761       13,119,647      30,837,507        (167,447)
                                             -----------------   ----------------   --------------  --------------  --------------
Net change in unrealized appreciation
 or depreciation on:
   Investments                                     (18,332,432)        (3,491,706)     (10,417,437)    (18,224,277)      4,477,852
   Foreign currencies                                       --             (2,029)              --              --              --
   Futures                                                  --               (873)         (22,864)        223,925              --
                                             -----------------   ----------------   --------------  --------------  --------------
Net change in unrealized appreciation
 or depreciation on investments, foreign
 currencies and futures                            (18,332,432)        (3,494,608)     (10,440,301)    (18,000,352)      4,477,852
                                             -----------------   ----------------   --------------  --------------  --------------
Net realized and unrealized gain (loss) on
 investments, foreign currencies and futures        (5,620,505)         1,178,153        2,679,346      12,837,155       4,310,405
                                             -----------------   ----------------   --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                             $      (6,049,552)  $      1,530,202   $    2,822,176  $   12,992,282  $    6,430,922
                                             =================   ================   ==============  ==============  ==============

* Foreign taxes                              $           2,542   $         69,268   $        4,549  $        2,234  $       64,166

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)

                                                                          ING                                  ING
                                                       ING           VP GROWTH AND           ING             VP MONEY
                                                   VP BALANCED           INCOME            VP BOND            MARKET
                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*       $      5,910,713   $     27,252,473   $        275,755   $             --
Interest                                              11,425,729            327,388         26,043,464          6,898,324
Securities lending income                                144,476            140,463            197,442              3,480
                                                ----------------   ----------------   ----------------   ----------------
   Total investment income                            17,480,918         27,720,324         26,516,661          6,901,804
                                                ----------------   ----------------   ----------------   ----------------

EXPENSES:
Investment management fees                             3,501,729          9,304,610          2,453,186          1,458,467
Distribution and service fees:
   Class S                                                 2,183              2,333            139,957                 --
Transfer agent fees                                        2,537              9,265             10,951              1,869
Administrative service fees                              385,182          1,023,485            337,305            320,856
Shareholder reporting expense                             34,540            155,850             24,392             37,856
Registration fees                                            634              1,967              5,281              2,581
Professional fees                                         41,400             93,565             32,988             36,650
Custody and accounting expense                            75,996            143,293             69,000             93,080
Directors' fees                                           42,224            123,542             42,042             52,234
Miscellaneous expense                                     35,432             91,266             54,267             37,282
                                                ----------------   ----------------   ----------------   ----------------
   Total expenses                                      4,121,857         10,949,176          3,169,369          2,040,875
                                                ----------------   ----------------   ----------------   ----------------
Net investment income                                 13,359,061         16,771,148         23,347,292          4,860,929
                                                ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCIES AND
 FUTURES:
Net realized gain (loss) on:
   Investments                                        62,021,426        373,323,913          4,442,625           (244,961)
   Foreign currencies                                         --             40,007                 --                 --
   Futures                                               (44,179)         1,013,571             45,635                 --
                                                ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) on investments,
 foreign currencies and futures                       61,977,247        374,377,491          4,488,260           (244,961)
                                                ----------------   ----------------   ----------------   ----------------
Net change in unrealized appreciation or
 depreciation on:
   Investments                                       (44,145,766)      (277,984,949)       (25,479,065)          (748,257)
   Foreign currencies                                         --             16,066                 19                 --
   Futures                                               399,632            356,054            935,832                 --
                                                ----------------   ----------------   ----------------   ----------------
Net change in unrealized appreciation
 or depreciation on investments, foreign
 currencies and futures                              (43,746,134)      (277,612,829)       (24,543,214)          (748,257)
                                                ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain (loss) on
   investments, foreign currencies and futures        18,231,113         96,764,662        (20,054,954)          (993,218)
                                                ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $     31,590,174   $    113,535,810   $      3,292,338   $      3,867,711
                                                ================   ================   ================   ================

* Foreign taxes                                 $          8,976   $          4,059   $             --   $             --

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                   ING VP GLOBAL SCIENCE AND             ING VP INTERNATIONAL
                                                                     TECHNOLOGY PORTFOLIO                  EQUITY PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                 SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income (loss)                                   $     (429,047)   $     (570,560)   $      352,049    $      347,432
Net realized gain (loss) on investments,
   foreign currencies and futures                                  12,711,927        (4,912,495)        4,672,761           680,469
Net change in unrealized appreciation or depreciation on
   investments, foreign currencies and futures                    (18,332,432)       29,432,822        (3,494,608)        8,992,547
                                                               --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations                                              (6,049,552)       23,949,767         1,530,202        10,020,448
                                                               --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class I                                                              --                --                --          (358,677)
      Class S                                                              --                --                --              (496)
                                                               --------------    --------------    --------------    --------------
Total distributions                                                        --                --                --          (359,173)
                                                               --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   14,159,690        71,880,902        12,244,747        72,160,848
Dividends reinvested                                                       --                --                --           359,173
                                                               --------------    --------------    --------------    --------------
                                                                   14,159,690        71,880,902        12,244,747        72,520,021
Cost of shares redeemed                                           (18,025,988)      (43,653,684)       (8,853,335)      (70,372,573)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                      (3,866,298)       28,227,218         3,391,412         2,147,448
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                              (9,915,850)       52,176,985         4,921,614        11,808,723
                                                               --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of period                                                97,742,478        45,565,493        40,733,709        28,924,986
                                                               --------------    --------------    --------------    --------------
End of period                                                  $   87,826,628    $   97,742,478    $   45,655,323    $   40,733,709
                                                               ==============    ==============    ==============    ==============
Undistributed net investment income (accumulated net
   investment loss) at end of period                           $     (429,047)   $           --    $      775,662    $      423,613
                                                               ==============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                    ING VP GROWTH PORTFOLIO         ING VP SMALL COMPANY PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                 SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                          $      142,830    $      265,408    $      155,127    $    1,659,651
Net realized gain on investments and futures                       13,119,647        12,843,906        30,837,507        27,374,998
Net change in unrealized appreciation or depreciation on
   investments and futures                                        (10,440,301)       40,849,949       (18,000,352)       85,411,831
                                                               --------------    --------------    --------------    --------------
   Net increase in net assets resulting from operations             2,822,176        53,959,263        12,992,282       114,446,480
                                                               --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class I                                                              --                --                --          (922,009)
      Class S                                                              --                --                --              (698)
                                                               --------------    --------------    --------------    --------------
Total distributions                                                        --                --                --          (922,707)
                                                               --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    3,535,212        12,590,272        44,889,614       156,127,616
Dividends reinvested                                                       --                --                --           922,707
                                                               --------------    --------------    --------------    --------------
                                                                    3,535,212        12,590,272        44,889,614       157,050,323
Cost of shares redeemed                                           (15,838,812)      (23,009,289)      (29,924,639)      (94,578,973)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                     (12,303,600)      (10,419,017)       14,964,975        62,471,350
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                              (9,481,424)       43,540,246        27,957,257       175,995,123
                                                               --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of period                                               224,622,344       181,082,098       465,068,594       289,073,471
                                                               --------------    --------------    --------------    --------------
End of period                                                  $  215,140,920    $  224,622,344    $  493,025,851    $  465,068,594
                                                               ==============    ==============    ==============    ==============
Undistributed net investment income at end of period           $      465,757    $      265,408    $    1,626,316    $    1,457,156
                                                               ==============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                              ING VP VALUE OPPORTUNITY PORTFOLIO       ING VP BALANCED PORTFOLIO
                                                              ----------------------------------   --------------------------------
                                                                 SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                          $    2,120,517    $    2,072,095    $   13,359,061    $   25,882,905
Net realized gain (loss) on investments and futures                  (167,447)       37,412,990        61,977,247        46,751,111
Net change in unrealized appreciation or depreciation on
   investments and futures                                          4,477,852        12,066,267       (43,746,134)      148,117,399
                                                               --------------    --------------    --------------    --------------
   Net increase in net assets resulting from operations             6,430,922        51,551,352        31,590,174       220,751,415
                                                               --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class I                                                              --        (1,764,212)               --       (25,549,004)
      Class S                                                              --            (9,646)               --              (288)
                                                               --------------    --------------    --------------    --------------
Total distributions                                                        --        (1,773,858)               --       (25,549,292)
                                                               --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    8,942,740        21,198,747        56,426,115        38,550,583
Dividends reinvested                                                       --         1,773,858                --        25,549,292
                                                               --------------    --------------    --------------    --------------
                                                                    8,942,740        22,972,605        56,426,115        64,099,875
Cost of shares redeemed                                           (34,283,608)      (25,587,631)      (54,130,830)     (106,333,010)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                     (25,340,868)       (2,615,026)        2,295,285       (42,233,135)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                             (18,909,946)       47,162,468        33,885,459       152,968,988
                                                               --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of period                                               259,724,145       212,561,677     1,375,742,797     1,222,773,809
                                                               --------------    --------------    --------------    --------------
End of period                                                  $  240,814,199    $  259,724,145    $1,409,628,256    $1,375,742,797
                                                               ==============    ==============    ==============    ==============
Undistributed net investment income at end of period           $    4,189,074    $    2,068,557    $   42,196,236    $   28,837,175
                                                               ==============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                              ING VP GROWTH AND INCOME PORTFOLIO      ING VP BOND PORTFOLIO
                                                              ----------------------------------   -------------------------------
                                                                 SIX MONTHS           YEAR           SIX MONTHS          YEAR
                                                                   ENDED             ENDED             ENDED            ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,       DECEMBER 31,
                                                                    2004              2003              2004             2003
                                                               --------------    --------------    --------------   --------------
FROM OPERATIONS:
Net investment income                                          $   16,771,148    $   33,181,040    $   23,347,292   $    48,262,109
Net realized gain on investments,
   foreign currencies and futures                                 374,377,491        89,606,751         4,488,260        39,308,980
Net change in unrealized appreciation or depreciation on
   investments, foreign currencies and futures                   (277,612,829)      694,994,792       (24,543,214)      (10,863,858)
                                                               --------------    --------------    --------------   ---------------
   Net increase in net assets resulting from operations           113,535,810       817,782,583         3,292,338        76,707,231
                                                               --------------    --------------    --------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class I                                                     (33,180,765)               --       (48,490,127)       (9,725,157)
      Class S                                                         (15,555)               --        (5,040,175)         (564,795)
Net realized gains:
      Class I                                                              --                --       (28,294,467)      (10,936,141)
      Class S                                                              --                --        (2,991,690)         (736,552)
                                                               --------------    --------------    --------------   ---------------
Total distributions                                               (33,196,320)               --       (84,816,459)      (21,962,645)
                                                               --------------    --------------    --------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   59,626,477        14,108,788       187,886,909       184,777,059
Dividends reinvested                                               33,178,022                --        84,771,009        21,950,695
                                                               --------------    --------------    --------------   ---------------
                                                                   92,804,499        14,108,788       272,657,918       206,727,754
Cost of shares redeemed                                          (305,884,912)     (559,975,741)     (137,078,511)     (319,226,990)
                                                               --------------    --------------    --------------   ---------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                    (213,080,413)     (545,866,953)      135,579,407      (112,499,236)
                                                               --------------    --------------    --------------   ---------------
Net increase (decrease) in net assets                            (132,740,923)      271,915,630        54,055,286       (57,754,650)
                                                               --------------    --------------    --------------   ---------------
NET ASSETS:
Beginning of period                                             3,797,164,209     3,525,248,579     1,197,803,455     1,255,558,105
                                                               --------------    --------------    --------------   ---------------
End of period                                                  $3,664,423,286    $3,797,164,209    $1,251,858,741   $ 1,197,803,455
                                                               ==============    ==============    ==============   ===============

Undistributed net investment income at end of period           $   16,765,784    $   33,190,956    $   24,096,536   $    54,279,546
                                                               ==============    ==============    ==============   ===============


                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                             ING VP MONEY MARKET PORTFOLIO
                                                                         ------------------------------------
                                                                            SIX MONTHS             YEAR
                                                                              ENDED                ENDED
                                                                             JUNE 30,          DECEMBER 31,
                                                                               2004                2003
                                                                         ----------------    ----------------
FROM OPERATIONS:
Net investment income                                                    $      4,860,929    $     12,932,100
Net realized loss on investments                                                 (244,961)               (169)
Net change in unrealized appreciation or depreciation on investments             (748,257)            (56,131)
                                                                         ----------------    ----------------
   Net increase in net assets resulting from operations                         3,867,711          12,875,800
                                                                         ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class I                                                                 (12,932,164)        (24,741,578)
                                                                         ----------------    ----------------
Total distributions                                                           (12,932,164)        (24,741,578)
                                                                         ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              172,059,361       1,899,695,014
Dividends reinvested                                                           12,932,164          24,741,578
                                                                         ----------------    ----------------
                                                                              184,991,525       1,924,436,592
Cost of shares redeemed                                                      (276,488,945)     (2,226,653,637)
                                                                         ----------------    ----------------
Net decrease in net asset resulting from capital share transactions           (91,497,420)       (302,217,045)
                                                                         ----------------    ----------------
Net decrease in net assets                                                   (100,561,873)       (314,082,823)
                                                                         ----------------    ----------------
NET ASSETS:
Beginning of period                                                         1,237,583,626       1,551,666,449
                                                                         ----------------    ----------------
End of period                                                            $  1,137,021,753    $  1,237,583,626
                                                                         ================    ================
Undistributed net investment income at end of period                     $      4,855,885    $     12,927,120
                                                                         ================    ================

                 See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS I
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS                                             MAY 1,
                                                                 ENDED             YEAR ENDED DECEMBER 31,         2000(4) TO
                                                               JUNE 30,     -----------------------------------    DECEMBER 31,
                                                                 2004          2003         2002         2001        2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $         3.87         2.66         4.53         5.88           10.00
 Income (loss) from investment operations:
 Net investment loss                                      $        (0.02)       (0.02)       (0.03)       (0.02)          (0.02)
 Net realized and unrealized gain (loss) on investments   $        (0.19)        1.23        (1.84)       (1.33)          (4.10)
 Total from investment operations                         $        (0.21)        1.21        (1.87)       (1.35)          (4.12)
 Net asset value, end of period                           $         3.66         3.87         2.66         4.53            5.88
 TOTAL RETURN(1)                                          %        (5.43)       45.49       (41.28)      (22.96)         (41.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $       87,827       97,742       45,559       62,878          44,621
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(2)(3)                           %         1.08         1.11         1.11         1.11            1.15
 Gross expenses prior to expense
 reimbursement/recoupment(2)                              %         1.08         1.10         1.12         1.11            1.20
 Net investment loss after expense
 reimbursement/recoupment(2)(3)                           %        (0.90)       (0.88)       (0.89)       (0.49)          (0.61)
 Portfolio turnover rate                                  %           99           15           61          129             150

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                       YEAR ENDED DECEMBER 31,
                                                           JUNE 30,   --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          7.55       5.78        7.90       10.40       15.92       11.59
 Income (loss) from investment operations:
 Net investment income (loss)                       $          0.05       0.06        0.03        0.02       (0.02)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                                     $          0.23       1.78       (2.13)      (2.51)      (3.17)       5.78
 Total from investment operations                   $          0.28       1.84       (2.10)      (2.49)      (3.19)       5.77
 Less distributions from:
 Net investment income                              $            --       0.07        0.02        0.01        0.01        0.15
 Net realized gains on investments                  $            --         --          --          --        2.32        1.29
 Total distributions                                $            --       0.07        0.02        0.01        2.33        1.44
 Net asset value, end of period                     $          7.83       7.55        5.78        7.90       10.40       15.92
 TOTAL RETURN(1)                                    %          3.71      32.05      (26.68)     (23.88)     (20.33)      51.33

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $        45,463     40,537      28,917      48,652      52,210      43,548
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %          1.15       1.15        1.15        1.15        1.15        1.15
 Gross expenses prior to expense reimbursement(2)   %          1.28       1.38        1.46        1.26        1.34        1.62
 Net investment income (loss) after expense
 reimbursement(2)(3)                                %          1.61       1.04        0.40        0.23       (0.18)       0.13
 Portfolio turnover rate                            %            84         85         266         229         212         169

                                                                                           CLASS S
                                                               ---------------------------------------------------------------
                                                               SIX MONTHS                                         NOVEMBER 1,
                                                                  ENDED           YEAR ENDED DECEMBER 31,         2001(4) TO
                                                                JUNE 30,       ----------------------------      DECEMBER 31,
                                                                  2004             2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $          7.53              5.78            7.90               7.38
 Income (loss) from investment operations:
 Net investment income                                    $          0.05             (0.01)           0.01                 --
 Net realized and unrealized gain (loss) on investments   $          0.22              1.82           (2.13)              0.52
 Total from investment operations                         $          0.27              1.81           (2.12)              0.52
 Less distributions from:
 Net investment income                                    $            --              0.06              --                 --
 Total distributions                                      $            --              0.06              --                 --
 Net asset value, end of period                           $          7.80              7.53            5.78               7.90
 TOTAL RETURN(1)                                          %          3.59             31.62          (26.84)              7.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $           193               197               8                 11
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)           %          1.40              1.40            1.40               1.39
 Gross expenses prior to expense reimbursement(2)         %          1.53              1.63            1.71               1.49
 Net investment income after expense reimbursement(2)(3)  %          1.22              0.79            0.15               0.01
 Portfolio turnover rate                                  %            84                85             266                229

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          8.93       6.85        9.64       14.99       17.32       13.53
 Income (loss) from investment operations:
 Net investment income (loss)                       $          0.01       0.01       (0.01)      (0.01)       0.01        0.03
 Net realized and unrealized gain (loss)
 on investments                                     $          0.11       2.07       (2.78)      (3.87)      (2.02)       4.62
 Total from investment operations                   $          0.12       2.08       (2.79)      (3.88)      (2.01)       4.65
 Less distributions from:
 Net investment income                              $            --         --          --        0.01        0.01        0.02
 Net realized gains on investments                  $            --         --          --        1.46        0.31        0.84
 Total distributions                                $            --         --          --        1.47        0.32        0.86
 Net asset value, end of period                     $          9.05       8.93        6.85        9.64       14.99       17.32
 TOTAL RETURN(1)                                    %          1.34      30.36      (28.94)     (27.06)     (11.95)      34.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       214,813    224,330     181,029     305,624     460,578     369,845
 Ratios to average net assets:
 Expenses(2)                                        %          0.70       0.71        0.72        0.70        0.70        0.71
 Net investment income (loss)(2)                    %          0.13       0.13       (0.06)      (0.08)       0.06        0.20
 Portfolio turnover rate                            %            59        162         241         216         179         138

                                                                                           CLASS S
                                                               ---------------------------------------------------------------
                                                               SIX MONTHS                                         NOVEMBER 1,
                                                                  ENDED           YEAR ENDED DECEMBER 31,         2001(3) TO
                                                                JUNE 30,       ----------------------------      DECEMBER 31,
                                                                  2004             2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $          8.88              6.83            9.63               8.96
 Income (loss) from investment operations:
 Net investment income (loss)                             $         (0.01)             0.00*          (0.01)              0.00*
 Net realized and unrealized gain (loss) on investments   $          0.12              2.05           (2.79)              0.67
 Total from investment operations                         $          0.11              2.05           (2.80)              0.67
 Net asset value, end of period                           $          8.99              8.88            6.83               9.63
 TOTAL RETURN(1)                                          %          1.24             30.01          (29.08)              7.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $           328               292              53                 11
 Ratios to average net assets:
 Expenses(2)                                              %          0.95              0.96            0.97               0.94
 Net investment loss(2)                                   %         (0.11)            (0.10)          (0.31)             (0.32)
 Portfolio turnover rate                                  %            59               162             241                216

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         17.48      12.75       16.68       16.65       16.52       12.79
 Income (loss) from investment operations:
 Net investment income                              $          0.01       0.06        0.05        0.06        0.11        0.08
 Net realized and unrealized gain (loss)
 on investments                                     $          0.49       4.71       (3.91)       0.58        1.09        3.84
 Total from investment operations                   $          0.50       4.77       (3.86)       0.64        1.20        3.92
 Less distributions from:
 Net investment income                              $            --       0.04        0.07        0.10        0.02        0.06
 Net realized gains on investments                  $            --         --          --        0.51        1.05        0.13
 Total distributions                                $            --       0.04        0.07        0.61        1.07        0.19
 Net asset value, end of period                     $         17.98      17.48       12.75       16.68       16.65       16.52
 TOTAL RETURN(1)                                    %          2.86      37.47      (23.23)       4.00        6.72       30.85

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       481,075    464,228     288,890     341,332     273,617     149,416
 Ratios to average net assets:
 Expenses(2)                                        %          0.84       0.85        0.87        0.86        0.87        0.88
 Net investment income(2)                           %          0.07       0.47        0.39        0.50        0.80        0.64
 Portfolio turnover rate                            %            54        178         371         240         330         256

                                                                                           CLASS S
                                                               ---------------------------------------------------------------
                                                               SIX MONTHS                                         NOVEMBER 1,
                                                                  ENDED           YEAR ENDED DECEMBER 31,         2001(3) TO
                                                                JUNE 30,       ----------------------------      DECEMBER 31,
                                                                  2004             2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $         17.49             12.72           16.68              14.90
 Income (loss) from investment operations:
 Net investment income (loss)                             $         (0.05)             0.01           (0.04)              0.00*
 Net realized and unrealized gain (loss) on investments   $          0.53              4.79           (3.86)              1.78
 Total from investment operations                         $          0.48              4.80           (3.90)              1.78
 Less distribution from:
 Net investment income                                    $            --              0.03            0.06                 --
 Total distribution                                       $            --              0.03            0.06                 --
 Net asset value, end of period                           $         17.97             17.49           12.72              16.68
 TOTAL RETURN(1)                                          %          2.74             37.76          (23.45)             11.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $        11,951               840             184                 11
 Ratios to average net assets:
 Expenses(2)                                              %          1.11              1.10            1.12               1.10
 Net investment income(2)                                 %         (0.01)             0.22            0.14               0.29
 Portfolio turnover rate                                  %            54               178             371                240

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO (UNAUDITED)              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         12.08       9.77       13.25       15.34       16.42       14.41
 Income (loss) from investment operations:
 Net investment income                              $          0.12       0.10        0.04        0.03        0.07        0.10
 Net realized and unrealized gain (loss)
 on investments                                     $          0.20       2.29       (3.47)      (1.43)       1.49        2.71
 Total from investment operations                   $          0.32       2.39       (3.43)      (1.40)       1.56        2.81
 Less distributions from:
 Net investment income                              $            --       0.08        0.05        0.05        0.03        0.08
 Net realized gains on investments                  $            --         --          --        0.64        2.61        0.72
 Total distributions                                $            --       0.08        0.05        0.69        2.64        0.80
 Net asset value, end of period                     $         12.40      12.08        9.77       13.25       15.34       16.42
 TOTAL RETURN(1)                                    %          2.65      24.59      (25.96)      (9.62)      10.19       19.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       237,820    257,448     211,470     219,287     116,029      85,030
 Ratios to average net assets:
 Expenses(2)                                        %          0.70       0.70        0.72        0.71        0.75        0.73
 Net investment income(2)                           %          1.68       0.91        0.51        0.54        0.58        0.69
 Portfolio turnover rate                            %             8        251         304         185         171         125

                                                                                           CLASS S
                                                               ---------------------------------------------------------------
                                                               SIX MONTHS                                          JULY 16,
                                                                  ENDED           YEAR ENDED DECEMBER 31,         2001(3) TO
                                                                JUNE 30,       ----------------------------      DECEMBER 31,
                                                                  2004             2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $         12.03              9.75           13.24              14.58
 Income (loss) from investment operations:
 Net investment income                                    $          0.06              0.04            0.01               0.00*
 Net realized and unrealized gain (loss) on investments   $          0.24              2.31           (3.46)             (1.34)
 Total from investment operations                         $          0.30              2.35           (3.45)             (1.34)
 Less distributions from:
 Net investment income                                    $            --              0.07            0.04                 --
 Total distributions                                      $            --              0.07            0.04                 --
 Net asset value, end of period                           $         12.33             12.03            9.75              13.24
 TOTAL RETURN(1)                                          %          2.49             24.21          (26.12)             (9.19)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $         2,994             2,277           1,092                307
 Ratios to average net assets:
 Expenses(2)                                              %          0.95              0.95            0.97               0.96
 Net investment income(2)                                 %          1.46              0.64            0.26               0.29
 Portfolio turnover rate                                  %             8               251             304                185

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         12.50      10.73       12.09       13.40       15.57       15.73
 Income (loss) from investment operations:
 Net investment income                              $          0.12       0.25        0.25        0.31        0.43        0.44
 Net realized and unrealized gain (loss)
 on investments                                     $          0.17       1.76       (1.49)      (0.87)      (0.49)       1.56
 Total from investment operations                   $          0.29       2.01       (1.24)      (0.56)      (0.06)       2.00
 Less distributions from:
 Net investment income                              $            --       0.24        0.12        0.28        0.46        0.40
 Net realized gains on investments                  $            --         --          --        0.47        1.65        1.76
 Total distributions                                $            --       0.24        0.12        0.75        2.11        2.16
 Net asset value, end of period                     $         12.79      12.50       10.73       12.09       13.40       15.57
 TOTAL RETURN(1)                                    %          2.32      18.87      (10.31)      (4.21)      (0.56)      13.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)               $         1,407      1,375       1,223       1,591       1,777       1,988
 Ratios to average net assets:
 Expenses(2)                                        %          0.59       0.60        0.60        0.59        0.59        0.59
 Net investment income(2)                           %          1.91       2.04        2.00        2.46        2.72        2.81
 Portfolio turnover rate                            %           136        333         345         167         182         136

                                                                                                              CLASS S
                                                                                                     -------------------------
                                                                                                     SIX MONTHS      MAY 29,
                                                                                                        ENDED      2003(3) TO
                                                                                                      JUNE 30,    DECEMBER 31,
                                                                                                        2004          2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                            $        12.49          11.53
 Income (loss) from investment operations:
 Net investment income                                                                           $         0.09*          0.34
 Net realized and unrealized gain on investments                                                 $         0.18           0.85
 Total from investment operations                                                                $         0.27           1.19
 Less distributions from:
 Net investment income                                                                           $           --           0.23
 Total distributions                                                                             $           --           0.23
 Net asset value, end of period                                                                  $        12.76          12.49
 TOTAL RETURN(1)                                                                                 %         2.16          10.51

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                                            $            2              1
 Ratios to average net assets:
 Expenses(2)                                                                                     %         0.84           0.83
 Net investment income(2)                                                                        %         1.66           3.06
 Portfolio turnover rate                                                                         %          136            333

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         18.28      14.50       19.54       24.12       30.69       31.87
 Income (loss) from investment operations:
 Net investment income                              $          0.09       0.16        0.16        0.14        0.17        0.31
 Net realized and unrealized gain (loss)
 on investments                                     $          0.46       3.62       (5.04)      (4.58)      (3.46)       4.86
 Total from investment operations                   $          0.55       3.78       (4.88)      (4.44)      (3.29)       5.17
 Less distributions from:
 Net investment income                              $          0.16         --        0.16        0.14        0.16        0.34
 Net realized gains on investments                  $            --         --          --          --        3.12        6.01
 Total distributions                                $          0.16         --        0.16        0.14        3.28        6.35
 Net asset value, end of period                     $         18.67      18.28       14.50       19.54       24.12       30.69
 TOTAL RETURN(1):                                   %          3.05      26.07      (24.99)     (18.40)     (10.97)      17.42

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)               $         3,662      3,795       3,525       5,639       7,797      10,029
 Ratios to average net assets:
 Expenses(2)                                        %          0.59       0.60        0.59        0.59        0.58        0.58
 Net investment income(2)                           %          0.90       0.95        0.83        0.62        0.55        0.89
 Portfolio turnover rate                            %            78        150         246         185         149         133

                                                                                                              CLASS S
                                                                                                     -------------------------
                                                                                                     SIX MONTHS     JUNE 11,
                                                                                                        ENDED      2003(3) TO
                                                                                                      JUNE 30,    DECEMBER 31,
                                                                                                        2004          2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                            $        18.26          16.32
 Income (loss) from investment operations:
 Net investment income                                                                           $         0.06           0.04
 Net realized and unrealized gain on investments                                                 $         0.47           1.90
 Total from investment operations                                                                $         0.53           1.94
 Less distributions from:
 Net investment income                                                                           $         0.15             --
 Total distributions                                                                             $         0.15             --
 Net asset value, end of period                                                                  $        18.64          18.26
 TOTAL RETURN(1):                                                                                %         2.91          11.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                                            $            2              2
 Ratios to average net assets:
 Expenses(2)                                                                                     %         0.84           0.84
 Net investment income(2)                                                                        %         0.66           0.57
 Portfolio turnover rate                                                                         %           78            150

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP BOND PORTFOLIO (UNAUDITED)                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         14.15      13.53       12.95       12.61       12.17       13.06
 Income (loss) from investment operations:
 Net investment income                              $          0.26       0.56        0.45        0.59        0.79        0.76
 Net realized and unrealized gain (loss)
 on investments                                     $         (0.19)      0.29        0.63        0.51        0.37       (0.86)
 Total from investment operations                   $          0.07       0.85        1.08        1.10        1.16       (0.10)
 Less distributions from:
 Net investment income                              $          0.61       0.11        0.43        0.65        0.72        0.75
 Net realized gains on investments                  $          0.36       0.12        0.07        0.11                    0.04
 Total distributions                                $          0.97       0.23        0.50        0.76        0.72        0.79
 Net asset value, end of period                     $         13.25      14.15       13.53       12.95       12.61       12.17
 TOTAL RETURN(1)                                    %          0.37       6.30        8.33        8.75        9.64       (0.74)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)               $         1,087      1,126       1,206       1,024         711         717
 Ratios to average net assets:
 Expenses(2)                                        %          0.50       0.50        0.49        0.50        0.50        0.49
 Net investment income(2)                           %          3.83       3.77        3.50        5.06        6.29        5.77
 Portfolio turnover rate                            %           213        521         565         219         334         201

                                                                                                       CLASS S
                                                                                      ----------------------------------------
                                                                                      SIX MONTHS       YEAR          MAY 3,
                                                                                         ENDED         ENDED       2002(3) TO
                                                                                       JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                                         2004          2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                            $         14.13          13.53          13.05
 Income (loss) from investment operations:
 Net investment income                                                           $          0.01           0.49           0.16
 Net realized and unrealized gain on investments                                 $          0.04           0.32           0.81
 Total from investment operations                                                $          0.05           0.81           0.97
 Less distributions from:
 Net investment income                                                           $          0.60           0.09           0.42
 Net realized gains on investments                                               $          0.36           0.12           0.07
 Total distributions                                                             $          0.96           0.21           0.49
 Net asset value, end of period                                                  $         13.22          14.13          13.53
 TOTAL RETURN(1)                                                                 %          0.23           6.04           7.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                            $           165             71             50
 Ratios to average net assets:
 Expenses(2)                                                                     %          0.75           0.75           0.74
 Net investment income(2)                                                        %          3.56           3.52           3.25
 Portfolio turnover rate                                                         %           213            521            565

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    --------------------------------------------------------
                                                            2004        2003        2002        2001        2000        1999
                                                         ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         12.94      13.03       13.33       13.61       13.42       13.39
 Income (loss) from investment operations:
 Net investment income                              $          0.06       0.08        0.21        0.50        0.83        0.59
 Net realized and unrealized gain(loss)
 on investments                                     $         (0.02)      0.03          --        0.01       (0.02)       0.06
 Total from investment operations                   $          0.04       0.11        0.21        0.51        0.81        0.65
 Less distributions from:
 Net investment income                              $          0.14       0.20        0.51        0.79        0.62        0.62
 Total distributions                                $          0.14       0.20        0.51        0.79        0.62        0.62
 Net asset value, end of period                     $         12.84      12.94       13.03       13.33       13.61       13.42
 TOTAL RETURN(1)                                    %          0.28       0.92        1.66        3.94        6.38        5.08

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)               $         1,137      1,238       1,552       1,519       1,196       1,158
 Ratios to average net assets:
 Expenses(2)                                        %          0.35       0.35        0.34        0.34        0.34        0.34
 Net investment income(2)                           %          0.83       0.91        1.63        4.07        6.20        5.04

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)

NOTE 1 -- ORGANIZATION

Organization. The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds, ING VP Bond Portfolio and ING VP Money Market Portfolio, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP Global Science and Technology ("Global Science and Technology", formerly, ING VP Technology Portfolio), ING VP International Equity Portfolio ("International"), ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), and ING VP Value Opportunity Portfolio ("Value Opportunity"). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING VP Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond"). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market").

Each Portfolio offers Class I shares (formerly, Class R). Global Science and Technology International, Growth, Small Company, Value Opportunity, Balanced, Growth and Income and Bond also offer Class S shares. The two classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of the Global Science and Technology Portfolio. ING Funds Distributor, LLC is the principal underwriter of the Portfolios. ING Funds Distributor, LLC, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board.

     Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on the ex-dividend date. Global Science and Technology, International, Growth, Small Company, Value Opportunity, Balanced and Money Market Portfolios declare and pay dividends annually. Bond and Growth and Income Portfolios declare and pay dividends semi-annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTIONS. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. SWAP CONTRACTS. The Balanced and Bond Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                   PURCHASES          SALES
                                ---------------  ---------------
Global Science and Technology   $    94,774,123  $    99,122,962
International                        39,243,494       35,136,137
Growth                              125,794,753      142,477,939
Small Company                       241,514,523      264,700,417
Value Opportunity                    19,446,355       33,904,940
Balanced                            883,456,289      909,481,517
Growth and Income                 2,847,464,862    3,111,069,065
Bond                                543,036,966      552,981,053

U.S. Government securities not included above were as follows:

                                   PURCHASES          SALES
                                ---------------  ---------------
Balanced                        $ 1,044,433,062  $ 1,030,893,588
Bond                              2,360,041,814    2,316,922,598

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with ING Investments (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Global Science and Technology     0.95%
International                     0.85%
Growth                            0.60%
Small Company                     0.75%
Value Opportunity                 0.60%
Balanced                          0.50%
Growth and Income                 0.50% on first $10 billion;
                                  0.45% on next $5 billion; and
                                  0.425% over $15 billion
Bond                              0.40%
Money Market                      0.25%

The Investment Manager entered into Sub-Advisory Agreements with ING IM. ING IM acts as Sub-Adviser to all Portfolios except for the Global Science and Technology Portfolio. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, Inc., ("BlackRock"), a Delaware Corporation, serves as Sub-Adviser to the Global Science and Technology Portfolio pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Manager and BlackRock through December 31, 2005. From January 1, 2004 to March 31, 2004, the Global Science and Technology Portfolio was sub-advised by BlackRock under an interim Sub-Advisory Agreement.

Pursuant to Administration Agreements, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                        ACCRUED                           ACCRUED
                                       INVESTMENT       ACCRUED         SHAREHOLDER
                                       MANAGEMENT   ADMINISTRATIVE     SERVICES AND
                                          FEES           FEES        DISTRIBUTION FEES      TOTAL
                                      -----------   --------------   -----------------   -----------
Global Science and Technology         $    67,279   $        3,894      $           --   $    71,173
International                              31,249            2,022               2,273        35,544
Growth                                    104,854            9,609                  64       114,527
Small Company                             294,392           21,583               1,457       317,432
Value Opportunity                         118,088           10,821                 606       129,515
Balanced                                  573,487           63,075                 424       636,986
Growth and Income                       1,494,464          164,364                 382     1,659,210
Bond                                      406,425           55,864              31,441       493,730
Money Market                              233,794           51,417                  --       285,211

The Portfolios have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the following Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                   CLASS I    CLASS S
                                   -------    -------
Global Science and Technology       1.15%      1.40%
International                       1.15%      1.40%
Growth                              0.80%      1.05%
Small Company                       0.95%      1.20%
Value Opportunity                   0.80%      1.05%

The Investment Manager may at a later date recoup from a Portfolio management fees waived and other expenses assured by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of June 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                     JUNE 30,
                           ---------------------------
                            2005     2006       2007       TOTAL
                           ------- ---------  --------  ----------
International              $ 7,643 $ 127,644  $ 56,488  $ 191,775

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to:
(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Value Opportunity Portfolio utilized the line of credit for five days during the six months ended June 30, 2004, with an approximate average daily balance of $5,808,000 and an approximate weighted average interest rate of 1.50%.

NOTE 9 -- CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003            2004(1)          2003
                                                   -------------    -------------    -------------   -------------
GLOBAL SCIENCE AND TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                            3,570,055       22,057,248               --              --
Shares redeemed                                       (4,795,050)     (13,940,003)              --          (2,551)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding         (1,224,995)       8,117,245               --          (2,551)
                                                   =============    =============    =============   =============

GLOBAL SCIENCE AND TECHNOLOGY ($)
Shares sold                                        $  14,159,690    $  71,880,902    $          --   $          --
Shares redeemed                                      (18,025,988)     (43,644,308)              --          (9,376)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $  (3,866,298)   $  28,236,594    $          --   $      (9,376)
                                                   =============    =============    =============   =============

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004            2003
                                                   -------------    -------------    -------------   -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                            1,540,168       11,733,163           44,348          27,260
Dividends reinvested                                          --           58,321               --              81
Shares redeemed                                       (1,105,169)     (11,428,928)         (45,811)         (2,549)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding            434,999          362,556           (1,463)         24,792
                                                   =============    =============    =============   =============
INTERNATIONAL ($)
Shares sold                                        $  11,904,823    $  71,979,031    $     339,924   $     181,817
Dividends reinvested                                          --          358,677               --             496
Shares redeemed                                       (8,498,808)     (70,356,174)        (354,527)        (16,399)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $   3,406,015    $   1,981,534    $     (14,603)  $     165,914
                                                   =============    =============    =============   =============

----------
(1) There was no capital share activity for Class S during the six months ended June 30, 2004.

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004            2003
                                                   -------------    -------------    -------------   -------------
GROWTH (NUMBER OF SHARES)
Shares sold                                              383,518        2,152,470            4,800          32,996
Shares redeemed                                       (1,756,286)      (3,481,590)          (1,249)         (7,885)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding         (1,372,768)      (1,329,120)           3,551          25,111
                                                   =============    =============    =============   =============
GROWTH ($)
Shares sold                                        $   3,491,145    $  12,336,815    $      44,067   $     253,457
Shares redeemed                                      (15,827,526)     (22,951,012)         (11,286)        (58,277)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $ (12,336,381)   $ (10,614,197)   $      32,781   $     195,180
                                                   =============    =============    =============   =============

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004            2003
                                                   -------------    -------------    -------------   -------------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                            1,872,544       10,395,221          624,125          40,070
Dividends reinvested                                          --           63,065               --              48
Shares redeemed                                       (1,680,285)      (6,562,287)          (7,194)         (6,503)
                                                   -------------    -------------    -------------   -------------
Net increase in shares outstanding                       192,259        3,895,999          616,931          33,615
                                                   =============    =============    =============   =============
SMALL COMPANY ($)
Shares sold                                        $  34,017,246    $ 155,510,623    $  10,872,368   $     616,993
Dividends reinvested                                          --          922,009               --             698
Shares redeemed                                      (29,799,135)     (94,475,400)        (125,504)       (103,573)
                                                   -------------    -------------    -------------   -------------
Net increase                                       $   4,218,111    $  61,957,232    $  10,746,864   $     514,118
                                                   =============    =============    =============   =============

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004            2003
                                                   -------------    -------------    -------------   -------------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                              655,441        2,108,112           71,320          92,628
Dividends reinvested                                          --          164,266               --             901
Shares redeemed                                       (2,785,901)      (2,598,835)         (17,795)        (16,336)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding         (2,130,460)        (326,457)          53,525          77,193
                                                   =============    =============    =============   =============
VALUE OPPORTUNITY ($)
Shares sold                                        $   8,071,730    $  20,200,109    $     871,010   $     998,638
Dividends reinvested                                          --        1,764,212               --           9,646
Shares redeemed                                      (34,066,102)     (25,416,002)        (217,506)       (171,629)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $ (25,994,372)   $  (3,451,681)   $     653,504   $     836,655
                                                   =============    =============    =============   =============

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS       PERIOD
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004          2003(1)
                                                   -------------    -------------    -------------   -------------
BALANCED (NUMBER OF SHARES)
Shares sold                                            4,352,581        3,154,493           88,844         101,813
Dividends reinvested                                          --        2,206,304               --              25
Shares redeemed                                       (4,257,695)      (9,380,661)          (8,117)         (3,480)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding             94,886       (4,019,864)          80,727          98,358
                                                   =============    =============    =============   =============

BALANCED ($)
Shares sold                                        $  55,302,673    $  37,356,123    $   1,123,442   $   1,194,460
Dividends reinvested                                          --       25,549,004               --             288
Shares redeemed                                      (54,028,576)    (106,290,993)        (102,254)        (42,017)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $   1,274,097    $ (43,385,866)   $   1,021,188   $   1,152,731
                                                   =============    =============    =============   =============

----------
(1)  Class S commenced operations on May 29, 2003.

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS       PERIOD
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004          2003(1)
                                                   -------------    -------------    -------------   -------------
GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                            3,162,847          801,513           18,317          98,693
Dividends reinvested                                   1,799,374               --              845              --
Shares redeemed                                      (16,436,250)     (36,272,651)          (8,107)         (4,334)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding        (11,474,029)     (35,471,138)          11,055          94,359
                                                   =============    =============    =============   =============
GROWTH AND INCOME ($)
Shares sold                                        $  59,284,079    $  12,502,845    $     342,398   $   1,605,943
Dividends reinvested                                  33,162,467               --           15,555              --
Shares redeemed                                     (305,733,636)    (559,904,868)        (151,276)        (70,873)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $(213,287,090)   $(547,402,023)   $     206,677   $   1,535,070
                                                   =============    =============    =============   =============

                                                           CLASS I SHARES                    CLASS S SHARES
                                                   ------------------------------    -----------------------------
                                                     SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                       ENDED            ENDED            ENDED           ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                        2004             2003             2004            2003
                                                   -------------    -------------    -------------   -------------
BOND (NUMBER OF SHARES)
Shares sold                                            5,954,528        8,501,280        7,472,462       6,385,067
Dividends reinvested                                   5,675,974        1,474,950          595,394          93,017
Shares redeemed                                       (9,220,246)     (19,495,518)        (629,585)     (5,092,213)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease) in shares outstanding          2,410,256       (9,519,288)       7,438,271       1,385,871
                                                   =============    =============    =============   =============
BOND ($)
Shares sold                                        $  84,932,947    $ 103,976,909    $ 102,953,962   $  80,800,150
Dividends reinvested                                  76,739,144       20,649,302        8,031,865       1,301,393
Shares redeemed                                     (128,540,269)    (256,344,288)      (8,538,242)    (62,882,702)
                                                   -------------    -------------    -------------   -------------
Net increase (decrease)                            $  33,131,822    $(131,718,077)   $ 102,447,585   $  19,218,841
                                                   =============    =============    =============   =============

                                                             CLASS I SHARES
                                                   ----------------------------------
                                                      SIX MONTHS           YEAR
                                                        ENDED             ENDED
                                                       JUNE 30,        DECEMBER 31,
                                                         2004              2003
                                                   --------------    ----------------
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                            13,370,319         168,980,560
Dividends reinvested                                    1,009,615           1,928,116
Shares redeemed                                       (21,511,895)       (194,376,129)
                                                   --------------    ----------------
Net decrease in shares outstanding                     (7,131,961)        (23,467,453)
                                                   ==============    ================
MONEY MARKET ($)
Shares sold                                        $  172,059,361    $  1,899,695,014
Dividends reinvested                                   12,932,164          24,741,578
Shares redeemed                                      (276,488,945)   $ (2,226,653,637)
                                                   --------------    ----------------
Net decrease                                       $  (91,497,420)   $   (302,217,045)
                                                   ==============    ================

----------
(1)  Class S commenced operations on June 11, 2003.

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid.

Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolios' net assets, at market value, at time of purchase.

                                                                                 INITIAL                                PERCENT
                                                                   PRINCIPAL   ACQUISITION                               OF NET
PORTFOLIO                       SECURITY                            AMOUNT        DATE          COST          VALUE     ASSETS
----------  ---------------------------------------------------  ------------  -----------  ------------  ------------  -------
Money
   Market   Money Market Trust, LLY, 1.175%, due 06/03/05        $ 13,500,000    05/15/03   $ 13,500,000  $ 13,499,960    1.2%
            Newcastle CDO I Ltd., 1.321% due 09/24/38              13,900,000    10/23/03     13,900,000    13,900,000    1.2%
            Putnam Structured Product CDO, 1.259%, due 10/15/38    13,700,000    09/23/03     13,700,000    13,700,000    1.2%
                                                                                            ------------  ------------    ---
                                                                                            $ 41,100,000  $ 41,099,960    3.6%
                                                                                            ============  ============    ===

NOTE 11 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At June 30, 2004, the Portfolios had securities on loan with the following market values:

                                                         VALUE OF
                                    VALUE OF        SECURITIES PURCHASED         VALUE OF          TOTAL VALUE
                                SECURITIES LOANED   WITH CASH COLLATERAL   NON-CASH COLLATERAL*   OF COLLATERAL
                                -----------------   --------------------   --------------------   -------------
Global Science and Technology    $    11,372,281       $   12,041,461          $         --       $  12,041,461
Growth                                39,180,149           39,914,157                    --          39,914,157
Small Company                        126,746,371          129,809,897                    --         129,809,897
Value Opportunity                     10,289,939           10,534,791                    --          10,534,791
Balanced                             325,683,288          326,812,169             6,388,103         333,200,272
Growth and Income                    659,243,749          643,061,669            38,706,834         681,768,503
Bond                                 242,006,106          246,144,339                    --         246,144,339
Money Market                          30,296,992           23,715,619             7,388,059          31,103,678

----------
* Various U.S. Treasury obligations, 2.000%-8.750%, 01/15/14-11/15/27.

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax composition of dividends and distributions to shareholders was as follows:

SIX MONTHS ENDED                                 LONG-TERM           YEAR ENDED
JUNE 30, 2004:           ORDINARY INCOME       CAPITAL GAINS         DECEMBER 31, 2003:       ORDINARY INCOME
                         ---------------       -------------                                  ---------------
Growth and Income         $ 33,196,320         $         --          International             $    359,173
Bond                        53,530,302           31,286,157          Small Company                  922,707
Money Market                12,932,164                   --          Value Opportunity            1,773,858
                                                                     Balanced                    25,549,292
                                                                     Growth and Income                   --
                                                                     Bond                        21,962,645
                                                                     Money Market                24,741,578

Dividends paid by the Porfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes at December 31, 2003 were as follows:

                                       UNDISTRIBUTED     UNREALIZED      POST OCTOBER           CAPITAL
                      UNDISTRIBUTED      LONG-TERM      APPRECIATION/   CURRENCY LOSSES          LOSS          EXPIRATION
                     ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)      DEFERRED          CARRYFORWARDS        DATES
                     ---------------   -------------   --------------   ---------------    ----------------    ----------
Global Science and
   Technology        $            --   $          --   $   16,945,141   $            --    $     (5,550,749)         2008
                                                                                                (36,046,186)         2009
                                                                                                (15,534,432)         2010
                                                                                                 (4,912,495)         2011
                                                                                           ----------------
                                                                                                (62,043,862)
                                                                                           ================
International                545,405              --        6,033,217                --         (21,861,016)         2009
                                                                                                 (9,221,611)         2010
                                                                                           ----------------
                                                                                                (31,082,627)
                                                                                           ================
Growth                       265,408              --       23,195,510                --    $   (150,586,967)         2009
                                                                                                (63,207,672)         2010
                                                                                           ----------------
                                                                                               (213,794,639)
                                                                                           ================
Small Company              1,348,855              --       80,538,898                --    $    (45,095,976)         2010
                                                                                           ================
Value Opportunity          2,068,557              --        4,530,305                --    $    (40,071,141)         2010
                                                                                           ================
Balanced                  28,837,555              --       88,019,444                --    $   (179,731,625)         2010
                                                                                           ================
Growth and Income         33,190,956              --      557,309,702                --    $   (602,830,008)         2009
                                                                                             (2,401,044,421)         2010
                                                                                                (63,082,574)         2011
                                                                                           ----------------
                                                                                           $ (3,066,957,003)
                                                                                           ================
Bond                      83,876,309         932,079       20,650,719           (91,082)                 --          2012
Money Market              12,927,121              --          241,654                --    $       (751,862)         2008
                                                                                                 (3,715,968)         2009
                                                                                                       (169)         2011
                                                                                           ----------------
                                                                                           $     (4,467,999)
                                                                                           ================

NOTE 13 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 14 -- SUBSEQUENT EVENTS

On August 6, 2004, the ING VP Bond Portfolio changed its name to ING VP Intermediate Bond Portfolio.

ING VP GLOBAL SCIENCE AND                               PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO                             as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 97.5%
                    BIOTECHNOLOGY: 6.5%
  37,900       @    Arqule, Inc.                                    $    199,733
  19,200       @    Corgentech, Inc.                                     309,504
  32,000       @    Genentech, Inc.                                    1,798,400
  12,700       @    Invitrogen Corp.                                     914,273
  28,400      @,L   Medimmune, Inc.                                      664,560
  30,600       @    Nektar Therapeutics                                  610,776
  32,200       @    Protein Design Labs, Inc.                            615,986
 257,500       @    ViroLogic, Inc.                                      630,875
                                                                    ------------
                                                                       5,744,107
                                                                    ------------
                    COMMERCIAL SERVICES: 1.2%
  37,400     @,@@   Accenture Ltd.                                     1,027,752
                                                                    ------------
                                                                       1,027,752
                                                                    ------------
                    COMPUTERS: 3.8%
  24,650       @    Dell, Inc.                                           882,963
  79,500       @    EMC Corp.                                            906,300
  39,400            Hewlett-Packard Co.                                  831,340
 112,800      @,L   Maxtor Corp.                                         747,864
                                                                    ------------
                                                                       3,368,467
                                                                    ------------
                    ELECTRICAL COMPONENTS AND
                      EQUIPMENT: 1.1%
 108,700      @,L   General Cable Corp.                                  929,385
                                                                    ------------
                                                                         929,385
                                                                    ------------
                    ELECTRONICS: 1.1%
 104,300      @,L   Sanmina-SCI Corp.                                    949,130
                                                                    ------------
                                                                         949,130
                                                                    ------------
                            HEALTHCARE-PRODUCTS: 2.0%
 103,900       @    Caliper Life Sciences, Inc.                          483,135
   8,000     @,@@   Given Imaging Ltd.                                   283,280
  16,900            Guidant Corp.                                        944,372
                                                                    ------------
                                                                       1,710,787
                                                                    ------------
                    HEALTHCARE-SERVICES: 0.6%
  18,100       @    Inveresk Research Group, Inc.                        558,204
                                                                    ------------
                                                                         558,204
                                                                    ------------
                    INTERNET: 10.0%
 105,610      @,L   aQuantive, Inc.                                    1,043,427
  92,300       @    Centillium Communications, Inc.                      353,509
  59,100      @,L   Digitas, Inc.                                        651,873
  16,000       @    eBay, Inc.                                         1,471,200
  44,700       @    iVillage Inc                                         283,845
  53,300       @    SonicWALL, Inc.                                      458,380
  21,200       @    Symantec Corp.                                       928,136
 109,800       @    TIBCO Software, Inc.                                 927,810
  59,400      @,L   Verisign, Inc.                                     1,182,060
  40,700       @    Yahoo!, Inc.                                       1,478,631
                                                                    ------------
                                                                       8,778,871
                                                                    ------------
                    MEDIA: 2.4%
 106,800       @    Mediacom Communications Corp.                        835,176
 140,000      @,L   Sirius Satellite Radio, Inc.                         431,200
 114,400       @    UnitedGlobalCom, Inc.                                830,544
                                                                    ------------
                                                                       2,096,920
                                                                    ------------
                    PHARMACEUTICALS: 9.5%
  31,300      @,L   Amylin Pharmaceuticals, Inc.                         713,640
  19,900       @    Andrx Corp.                                          555,807
  39,300       @    Dendreon Corp.                                  $    481,425
  14,000      @,L   Eyetech Pharmaceuticals, Inc.                        600,880
  23,900     @,@@   Flamel Technologies ADR                              588,657
  10,600       @    Gilead Sciences, Inc.                                710,200
  14,700       @    Medco Health Solutions, Inc.                         551,250
  10,700       @    Neurocrine Biosciences, Inc.                         554,795
  67,100       @    NitroMed, Inc.                                       403,271
  37,700       @    Noven Pharmaceuticals, Inc.                          830,154
  22,400       @    NPS Pharmaceuticals, Inc.                            470,400
  48,900       @    Nuvelo, Inc.                                         470,418
  14,500       @    Onyx Pharmaceuticals, Inc.                           614,220
  16,100     @@,L   Shire Pharmaceuticals PLC                            430,514
  31,900       @    Vicuron Pharmaceuticals, Inc.                        400,664
                                                                    ------------
                                                                       8,376,295
                                                                    ------------
                    SEMICONDUCTORS: 30.1%
 315,500      @,L   Agere Systems, Inc.                                  725,650
  57,600       @    Altera Corp.                                       1,279,872
  26,950       @    Analog Devices, Inc.                               1,268,806
  68,900       @    Applied Materials, Inc.                            1,351,818
  16,800      @,L   ATMI, Inc.                                           458,808
  68,900       @    August Technology Corp.                              864,006
 396,200      @@    Bookham Technology PLC                               380,352
  48,100      @,L   Brooks Automation, Inc.                              969,215
  46,900      @,L   Emulex Corp.                                         671,139
  50,900       @    Fairchild Semiconductor Intl., Inc.                  833,233
  77,850            Intel Corp.                                        2,148,660
  30,100       @    International Rectifier Corp.                      1,246,742
  54,100            Intersil Corp.                                     1,171,806
  27,900      @,L   Kla-Tencor Corp.                                   1,377,702
  35,250      @,L   Lam Research Corp.                                   944,700
  35,000            Linear Technology Corp.                            1,381,450
  67,500       @    LTX Corp.                                            729,675
  20,100            Maxim Integrated Products                          1,053,642
  71,000      @,L   MEMC Electronic Materials, Inc.                      701,480
  30,700       @    MKS Instruments, Inc.                                700,574
 110,000       @    ON Semiconductor Corp.                               552,200
  33,700      @,L   PMC - Sierra, Inc.                                   483,595
  19,000      @,L   Qlogic Corp.                                         505,210
 105,000       @    Skyworks Solutions, Inc.                             916,650
 107,478     @@,L   Taiwan Semiconductor Manufacturing Co. Ltd.          893,142
  51,050            Texas Instruments, Inc.                            1,234,389
  18,300      @,L   Varian Semiconductor Equipment Associates, Inc.      705,648
  26,800       @    Xilinx, Inc.                                         892,708
                                                                    ------------
                                                                      26,442,872
                                                                    ------------
                    SOFTWARE: 18.6%
  19,600            Adobe Systems, Inc.                                  911,400
  52,300      @,L   Citrix Systems, Inc.                               1,064,828
  49,500            Computer Associates Intl., Inc.                    1,388,970
 140,400       @    Compuware Corp.                                      926,640
  58,800       @    Digi Intl., Inc.                                     630,336
  19,200       @    Electronic Arts, Inc.                              1,047,360
  16,650      @,L   Intuit, Inc.                                         642,357
 117,800       @    Lawson Software, Inc.                                834,024
  58,000            Microsoft Corp.                                    1,656,480
 219,600       @    OpenTV Corp.                                         456,768
 112,700       @    Oracle Corp.                                       1,344,511
  75,900       @    Packeteer, Inc.                                    1,225,785
  49,400       @    Peoplesoft, Inc.                                     913,900
  33,800      @@    SAP AG                                             1,413,178
  29,200       @    Seachange Intl., Inc.                                492,896

                 See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND                               PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO                 as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    SOFTWARE (CONTINUED)
  60,900       @    Siebel Systems, Inc.                            $    650,412
  25,500       @    Veritas Software Corp.                               706,350
                                                                    ------------
                                                                      16,306,195
                                                                    ------------
                    TELECOMMUNICATIONS: 10.6%
 317,500       @    ADC Telecommunications, Inc.                         901,700
  58,900       @    Alamosa Holdings, Inc.                               432,915
  50,600       @    Avaya, Inc.                                          798,974
 118,300       @    Cisco Systems, Inc.                                2,803,710
  36,400      @,L   Juniper Networks, Inc.                               894,348
   5,300      @@    Mobile Telesystems                                   646,600
  21,800       @    Safenet, Inc.                                        603,424
  65,000      @,L   Tekelec                                            1,181,050
  33,678      @@    Telekomunikasi Indonesia Tbk PT                      523,693
  17,400      @@    Turkcell Iletisim Hizmet AS                          534,180
                                                                    ------------
                                                                       9,320,594
                                                                    ------------
                    Total Common Stock
                     (Cost $86,317,267)                               85,609,579
                                                                    ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 13.7%
                 SECURITIES LENDING COLLATERAL: 13.7%
$  12,041,461    The Bank of New York Institutional
                   Cash Reserve Fund, 1.250%                          12,041,461
                                                                    ------------
                 Total Short-Term Investments
                   (Cost $12,041,461)                                 12,041,461
                                                                    ------------
                 TOTAL INVESTMENTS IN SECURITIES
                   (COST $98,358,728)*                    111.2%    $ 97,651,040
                 OTHER ASSETS AND LIABILITIES-NET         (11.2)      (9,824,412)
                                                          -----     ------------
                 NET ASSETS                               100.0%    $ 87,826,628
                                                          =====     ============

@       Non-income producing security
@@      Foreign issuer
ADR     American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $99,038,330. Net unrealized depreciation consists of:

             Gross Unrealized Appreciation                          $  7,467,498
             Gross Unrealized Depreciation                            (8,854,788)
                                                                    ------------
             Net Unrealized Depreciation                            $ (1,387,290)
                                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO            as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    AUSTRALIA: 2.4%
  50,400            BHP Billiton Ltd.                               $    439,913
  63,700            Boral Ltd.                                           286,653
  40,400            Seven Network Ltd.                                   144,935
  14,100            St. George Bank Ltd.                                 216,282
                                                                    ------------
                                                                       1,087,783
                                                                    ------------
                    AUSTRIA: 0.5%
  13,500            Telekom Austria AG                                   206,131
                                                                    ------------
                                                                         206,131
                                                                    ------------
                    BELGIUM: 1.9%
   1,500            Electrabel                                           480,880
  18,000            Fortis                                               398,574
                                                                    ------------
                                                                         879,454
                                                                    ------------
                    DENMARK: 0.7%
  11,800            Group 4 Falck A/S                                    303,245
                                                                    ------------
                                                                         303,245
                                                                    ------------
                    FINLAND: 0.4%
  12,200            Stora Enso OYJ                                       165,501
                                                                    ------------
                                                                         165,501
                                                                    ------------
                    FRANCE: 9.8%
   7,000            Aventis SA                                           528,451
  20,300            AXA                                                  447,033
   7,900            Bouygues                                             264,509
  10,900       @    Cap Gemini SA                                        437,496
  18,100            Credit Agricole SA                                   440,427
   2,200            Groupe Danone                                        191,914
   3,400            Lafarge SA                                           303,213
   6,000            Peugeot SA                                           334,116
   2,800            Pinault-Printemps-Redoute                            287,689
   4,800            Total SA                                             915,114
  12,400       @    Vivendi Universal SA                                 343,971
                                                                    ------------
                                                                       4,493,933
                                                                    ------------
                    GERMANY: 9.2%
   5,600            Altana AG                                            337,255
   3,600            Deutsche Boerse AG                                   183,738
  37,600       @    Deutsche Telekom AG                                  661,029
   5,600            E.ON AG                                              403,343
   4,900            Fresenius Medical Care AG                            363,060
   7,700            Metro AG                                             365,360
   8,800            RWE AG                                               414,342
   2,500            SAP AG                                               416,702
   9,600            Siemens AG                                           690,862
  20,900            Thyssenkrupp AG                                      357,263
                                                                    ------------
                                                                       4,192,954
                                                                    ------------
                    GREECE: 1.1%
   9,600            Alpha Bank A.E.                                      244,108
  11,200            Public Power Corp.                                   267,079
                                                                    ------------
                                                                         511,187
                                                                    ------------
                    HONG KONG: 1.4%
  48,000            Cheung Kong Holdings Ltd.                            353,855
 744,000            CITIC Intl. Financial Holdings Ltd.                  271,853
                                                                    ------------
                                                                         625,708
                                                                    ------------
                    ITALY: 2.1%
 185,700            Telecom Italia S.p.A.                                577,255
  80,100            Unicredito Italiano S.p.A.                           395,661
                                                                    ------------
                                                                         972,916
                                                                    ------------
                    JAPAN: 25.9%
   4,650            Aiful Corp.                                     $    485,392
  23,000            Bridgestone Corp.                                    432,113
  40,000            Calsonic Kansei Corp.                                285,204
  56,000            Chiba Bank Ltd/The                                   342,831
  17,800            Chubu Electric Power Co., Inc.                       376,016
  19,000            Dai Nippon Printing Co. Ltd.                         303,506
  48,000            Daiwa Securities Group, Inc.                         344,884
      76            East Japan Railway Co.                               426,266
  13,200            Eisai Co. Ltd.                                       379,856
  47,000            Hitachi Ltd.                                         323,484
  82,000       @    Itochu Corp.                                         368,235
  19,800            JFE Holdings, Inc.                                   485,405
  23,000            Makita Corp                                          344,847
  54,000            Mitsui OSK Lines Ltd                                 284,067
     136            Mizuho Financial Group, Inc.                         616,963
     106            Nippon Telegraph & Telephone Corp.                   566,357
  68,000            OJI Paper Co. Ltd.                                   436,237
  22,000            Onward Kashiyama Co. Ltd.                            352,839
  13,000            Sanken Electric Co. Ltd.                             169,656
  17,600            Sankyo Co. Ltd.                                      381,469
   8,500            Secom Co. Ltd.                                       360,675
  29,000            Sharp Corp.                                          463,246
  13,300            Sony Corp.                                           500,966
  62,000            The Sumitomo Trust & Banking Co. Ltd.                441,498
 109,000            Toshiba Corp.                                        438,537
   8,000            Trend Micro, Inc.                                    354,855
   6,800            Uni-Charm Corp.                                      339,018
  34,000            UNY Co Ltd.                                          435,302
  28,200            Yamaha Corp.                                         462,613
  23,000            Yamaha Motor Co. Ltd.                                358,127
                                                                    ------------
                                                                      11,860,464
                                                                    ------------
                    NETHERLANDS: 2.4%
  23,600            Aegon NV                                             284,545
  12,800            ASML Holding NV                                      216,622
   5,400            DSM NV                                               264,964
  14,100            TPG NV                                               322,166
                                                                    ------------
                                                                       1,088,297
                                                                    ------------
                    NORWAY: 1.3%
   8,900            Norsk Hydro ASA                                      578,439
                                                                    ------------
                                                                         578,439
                                                                    ------------
                    PORTUGAL: 1.2%
  51,200            Portugal Telecom SGPS SA                             552,534
                                                                    ------------
                                                                         552,534
                                                                    ------------
                    SINGAPORE: 0.3%
  19,000            DBS Group Holdings Ltd.                              158,844
                                                                    ------------
                                                                         158,844
                                                                    ------------
                    SPAIN: 4.0%
  38,000            Banco Bilbao Vizcaya Argentaria SA                   507,635
   4,600            Banco Popular Espanol                                259,793
  21,300            Endesa SA                                            410,488
  29,200            Repsol YPF SA                                        639,471
                                                                    ------------
                                                                       1,817,387
                                                                    ------------
                    SWEDEN: 1.7%
  14,500            Electrolux AB                                        278,145
 172,200       @    Telefonaktiebolaget LM Ericsson                      507,482
                                                                    ------------
                                                                         785,627
                                                                    ------------

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL                                    PORTFOLIO OF INVESTMENTS
 EQUITY PORTFOLIO                    as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    SWITZERLAND: 6.3%
  34,190       @    ABB Ltd.                                        $    187,002
  20,060            Clariant AG                                          293,116
   8,360            Roche Holding AG                                     827,723
   4,610            Swiss Reinsurance                                    299,444
  11,490            UBS AG                                               809,639
   2,792       @    Zurich Financial Services AG                         440,848
                                                                    ------------
                                                                       2,857,772
                                                                    ------------
                    UNITED KINGDOM: 22.7%
  15,700            AstraZeneca PLC                                      704,396
  84,500            BAE Systems PLC                                      335,980
 195,133            BP PLC                                             1,723,365
  30,300            British American Tobacco PLC                         469,540
 108,100            Dixons Group PLC                                     323,955
  22,600            Enterprise Inns PLC                                  235,664
  24,500       @    GlaxoSmithKline PLC                                1,015,770
  75,600            HSBC Holdings PLC                                  1,124,225
 266,900            Legal & General Group PLC                            459,822
  37,800            Prudential PLC                                       325,271
  47,900            Reed Elsevier PLC                                    465,605
  21,103            Royal Bank of Scotland Group PLC                     607,732
 163,600            Shell Transport & Trading Co. PLC                  1,200,105
  92,200            Team Partners Group                                  904,577
  45,200            WPP Group PLC                                        459,033
                                                                    ------------
                                                                      10,355,040
                                                                    ------------
                    Total Common Stock
                     (Cost $40,447,433)                               43,493,216
                                                                    ------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.5%

             REPURCHASE AGREEMENT: 4.5%
$2,054,000 S Goldman Sachs Repurchase Agreement dated
              06/30/04, 1.500%, due 07/01/04,
              $2,054,086 to be received upon repurchase
              (Collateralized by $1,995,000 Federal
              National Mortgage Association, 5.500%,
              Market Value plus accrued interest
              $2,079,169 due 05/02/06)                                 2,054,000
                                                                    ------------
             Total Short-Term Investments
              (Cost $2,054,000)                                        2,054,000
                                                                    ------------
             TOTAL INVESTMENTS IN SECURITIES
              (COST $42,501,433)*                          99.8%    $ 45,547,216
             OTHER ASSETS AND LIABILITIES-NET               0.2          108,107
                                                          -----     ------------
             NET ASSETS                                   100.0%    $ 45,655,323
                                                          =====     ============

@       Non-income producing security
ADR     American Depositary Receipt
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
* Cost for federal income tax purposes is $43,011,324. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                          $  3,038,493
             Gross Unrealized Depreciation                              (502,601)
                                                                    ------------
             Net Unrealized Appreciation                            $  2,535,892
                                                                    ============

Information concerning open futures contracts at May 31, 2004 is shown below:

                       NO. OF      NOTIONAL    EXPIRATION  UNREALIZED
LONG CONTRACTS       CONTRACTS   MARKET VALUE     DATE     GAIN/(LOSS)
--------------       ---------   ------------  ----------  -----------
Topix Index              3       $    327,315    Sep-04     $     598
FTSE 100 Index           4            324,326    Sep-04        (2,181)
Dow Jones Euro
 Stoxx 50 Index         17            582,641    Sep-04        (5,274)
                                 ------------               ---------
                                 $  1,234,282               $  (6,857)
                                 ============               =========

                                                          PERCENTAGE OF
INDUSTRY                                                    NET ASSETS
-----------------------------------------------------------------------
Advertising                                                    1.0%
Aerospace/Defense                                              0.7
Agriculture                                                    1.0
Apparel                                                        0.8
Auto Manufacturers                                             0.7
Auto Parts and Equipment                                       1.6
Banks                                                         15.0
Building Materials                                             1.3
Chemicals                                                      1.2
Commercial Services                                            1.3
Computers                                                      1.0
Cosmetics/Personal Care                                        0.7
Distribution/Wholesale                                         0.8
Diversified Financial Services                                 2.2
Electric                                                       5.2
Electrical Components and Equipment                            2.7
Electronics                                                    0.8
Engineering and Construction                                   1.0
Food                                                           3.2
Forest Products and Paper                                      1.3
Hand/Machine Tools                                             0.8
Healthcare-Products                                            0.8
Home Furnishings                                               2.7
Insurance                                                      5.0
Internet                                                       0.8
Iron/Steel                                                     1.9
Leisure Time                                                   0.8
Media                                                          2.1
Mining                                                         1.0
Miscellaneous Manufacturing                                    1.5
Oil and Gas                                                   11.1
Pharmaceuticals                                                9.0
Real Estate                                                    0.8
Retail                                                         2.8
Semiconductors                                                 0.8
Software                                                       0.9
Telecommunications                                             6.7
Transportation                                                 2.3
Repurchase Agreement                                           4.5
Other Assets and Liabilities, Net                              0.2
                                                             -----
NET ASSETS                                                   100.0%
                                                             =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO                          as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 96.5%
                    AEROSPACE/DEFENSE: 0.8%
  53,400       L    Goodrich Corp.                                  $  1,726,422
                                                                    ------------
                                                                       1,726,422
                                                                    ------------
                    APPAREL: 1.3%
  37,100            Nike, Inc.                                         2,810,325
                                                                    ------------
                                                                       2,810,325
                                                                    ------------
                    AUTO MANUFACTURERS: 1.0%
  37,550            Paccar, Inc.                                       2,177,525
                                                                    ------------
                                                                       2,177,525
                                                                    ------------
                    BIOTECHNOLOGY: 2.4%
  49,572       @    Amgen, Inc.                                        2,705,144
  33,200       @    Invitrogen Corp.                                   2,390,068
                                                                    ------------
                                                                       5,095,212
                                                                    ------------
                    COMMERCIAL SERVICES: 1.5%
 117,500    @,@@,L  Accenture Ltd.                                     3,228,900
                                                                    ------------
                                                                       3,228,900
                                                                    ------------
                    COMPUTERS: 5.7%
 101,700       @    Dell, Inc.                                         3,642,894
 251,400       @    EMC Corp.                                          2,865,960
  47,100            International Business Machines Corp.              4,151,865
  58,400      @,L   Storage Technology Corp.                           1,693,600
                                                                    ------------
                                                                      12,354,319
                                                                    ------------
                    COSMETICS/PERSONAL CARE: 2.8%
  62,000            Estee Lauder Cos., Inc.                            3,024,360
  54,000            Procter & Gamble Co.                               2,939,760
                                                                    ------------
                                                                       5,964,120
                                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 4.0%
  49,000       L    Capital One Financial Corp.                        3,350,620
  28,500            Goldman Sachs Group, Inc.                          2,683,560
  47,100            Morgan Stanley                                     2,485,467
                                                                    ------------
                                                                       8,519,647
                                                                    ------------
                    ENTERTAINMENT: 0.5%
  24,400            GTECH Holdings Corp.                               1,129,964
                                                                    ------------
                                                                       1,129,964
                                                                    ------------
                    HEALTHCARE-PRODUCTS: 8.8%
  38,900      @@,L  Alcon, Inc.                                        3,059,485
 105,500       @    Boston Scientific Corp.                            4,515,400
 147,500            Johnson & Johnson                                  8,215,750
  27,500       @    St. Jude Medical, Inc.                             2,080,375
  13,209      @,L   Varian Medical Systems, Inc.                       1,048,134
                                                                    ------------
                                                                      18,919,144
                                                                    ------------
                    HEALTHCARE-SERVICES: 5.2%
  30,500            Aetna, Inc.                                        2,592,500
 106,257       @    DaVita Inc                                         3,275,903
  57,300      @,L   Pacificare Health Systems                          2,215,218
  73,700      @,L   Wellchoice, Inc.                                   3,051,180
                                                                    ------------
                                                                      11,134,801
                                                                    ------------
                    HOME FURNISHINGS: 1.3%
  29,700            Harman Intl. Industries, Inc.                      2,702,700
                                                                    ------------
                                                                       2,702,700
                                                                    ------------
                    INTERNET: 1.1%
  25,200      @,L   eBay, Inc.                                      $  2,317,140
                                                                    ------------
                                                                       2,317,140
                                                                    ------------
                    MACHINERY-DIVERSIFIED: 1.3%
  40,100            Deere & Co.                                        2,812,614
                                                                    ------------
                                                                       2,812,614
                                                                    ------------
                    MEDIA: 3.7%
 193,181      @,L   DIRECTV Group, Inc.                                3,303,395
 181,000       L    Walt Disney Co.                                    4,613,690
                                                                    ------------
                                                                       7,917,085
                                                                    ------------
                    MINING: 1.2%
  77,300            Alcoa, Inc.                                        2,553,219
                                                                    ------------
                                                                       2,553,219
                                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 9.9%
  65,414            3M Co.                                             5,887,914
  52,594       L    Danaher Corp.                                      2,726,999
  29,300            Eaton Corp.                                        1,896,882
 177,560       S    General Electric Co.                               5,752,944
 151,200      @@    Tyco Intl. Ltd.                                    5,010,768
                                                                    ------------
                                                                      21,275,507
                                                                    ------------
                    OIL AND GAS: 1.5%
  14,100            Amerada Hess Corp.                                 1,116,579
  40,800            Pogo Producing Co.                                 2,015,520
                                                                    ------------
                                                                       3,132,099
                                                                    ------------
                    OIL AND GAS SERVICES: 1.9%
 137,300       L    Halliburton Co.                                    4,154,698
                                                                    ------------
                                                                       4,154,698
                                                                    ------------
                    PHARMACEUTICALS: 12.8%
 106,800      @,L   Andrx Corp.                                        2,982,924
 161,300       @    Caremark Rx, Inc.                                  5,313,222
  90,900      @,L   Gilead Sciences, Inc.                              6,090,300
 352,480            Pfizer, Inc.                                      12,083,015
  67,700       L    Valeant Pharmaceuticals Intl.                      1,354,000
                                                                    ------------
                                                                      27,823,461
                                                                    ------------
                    RETAIL: 6.8%
  49,100            Federated Department Stores                        2,410,810
 129,900            Home Depot, Inc.                                   4,572,480
 115,100            Limited Brands                                     2,152,370
  59,700            McDonald's Corp.                                   1,552,200
  74,300            Wal-Mart Stores, Inc.                              3,920,068
                                                                    ------------
                                                                      14,607,928
                                                                    ------------
                    SEMICONDUCTORS: 6.7%
  47,600      @,L   Altera Corp.                                       1,057,672
 328,800            Intel Corp.                                        9,074,880
  44,300       L    Maxim Integrated Products                          2,322,206
  55,700      @,L   Xilinx, Inc.                                       1,855,367
                                                                    ------------
                                                                      14,310,125
                                                                    ------------
                    SOFTWARE: 5.7%
 351,200            Microsoft Corp.                                   10,030,272
 189,800       @    Oracle Corp.                                       2,264,314
                                                                    ------------
                                                                      12,294,586
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO              as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    TELECOMMUNICATIONS: 8.6%
 441,900       @    Cisco Systems, Inc.                             $ 10,473,030
 150,400      @,L   Crown Castle Intl. Corp.                           2,218,400
 116,800      @,L   Nextel Communications, Inc.                        3,113,888
  37,600            Qualcomm, Inc.                                     2,744,048
                                                                    ------------
                                                                      18,549,366
                                                                    ------------
                    Total Common Stock
                     (Cost $188,948,892)                             207,510,907
                                                                    ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.2%
                 REPURCHASE AGREEMENT: 3.7%
$ 8,012,000  S   Goldman Sachs Repurchase
                  Agreement dated 06/30/04,
                  1.500%, due 07/01/04, $8,012,325
                  to be received upon repurchase
                  (Collateralized by Federal National
                  Mortgage Association, 6.000%,
                  Market Value plus accrued
                  interest $8,153,101, due 12/15/05)                   8,012,000
                                                                    ------------
                 Total Repurchase Agreement
                  (Cost $8,012,000)                                    8,012,000
                                                                    ------------
                 SECURITIES LENDING COLLATERAL(cc): 18.5%

39,914,157       The Bank of New York Institutional
                  Cash Reserve Fund, 1.250%                           39,914,157
                                                                    ------------
                 Total Securities Lending Collateral
                  (Cost $39,914,157)                                  39,914,157
                                                                    ------------
                 Total Short-Term Investments
                  (Cost $47,926,157)                                  47,926,157
                                                                    ------------
                 TOTAL INVESTMENTS IN SECURITIES
                  (COST $236,875,049)*                    118.7%   $ 255,437,064
                 OTHER ASSETS AND
                  LIABILITIES-NET                         (18.7)     (40,296,144)
                                                          -----     ------------
                 NET ASSETS                               100.0%   $ 215,140,920
                                                          =====    =============

@    Non-income producing security
@@   Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $242,658,991. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                          $ 15,982,266
             Gross Unrealized Depreciation                            (3,204,193)
                                                                    ------------
             Net Unrealized Appreciation                            $ 12,778,073
                                                                    ============

Information concerning open futures contracts at June 30, 2004 is shown below:

                       NO. OF      NOTIONAL    EXPIRATION  UNREALIZED
LONG CONTRACTS       CONTRACTS   MARKET VALUE     DATE        GAIN
--------------       ---------   ------------  ----------  ----------
S&P 500 Index           21        $  587,100      Sep-04    $ 25,423
                                  ==========                ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO                   as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 87.6%
                    AEROSPACE/DEFENSE: 2.4%
  80,600            Engineered Support Systems, Inc.                $  4,715,906
 116,800      @,L   Teledyne Technologies, Inc.                        2,338,336
 134,100      @,L   United Defense Industries, Inc.                    4,693,500
                                                                    ------------
                                                                      11,747,742
                                                                    ------------
                    AIRLINES: 0.9%
 233,500      @,L   Northwest Airlines Corp.                           2,596,520
 131,800      @,L   Republic Airways Holdings, Inc.                    1,878,150
                                                                    ------------
                                                                       4,474,670
                                                                    ------------
                    APPAREL: 1.7%
 201,200       @    Quiksilver, Inc.                                   4,790,572
 168,800      @,L   Warnaco Group, Inc.                                3,590,376
                                                                    ------------
                                                                       8,380,948
                                                                    ------------
                    BANKS: 3.5%
 116,950       L    Chittenden Corp.                                   4,110,793
 167,900       L    Greater Bay BanCorp.                               4,852,310
 167,900            Hudson United BanCorp.                             6,259,311
  33,627            IBERIABANK Corp.                                   1,990,046
                                                                    ------------
                                                                      17,212,460
                                                                    ------------
                    BIOTECHNOLOGY: 0.8%
 201,700       @    Ariad Pharmaceuticals, Inc.                        1,510,733
 107,500      @,L   Telik, Inc.                                        2,566,025
                                                                    ------------
                                                                       4,076,758
                                                                    ------------
                    COMMERCIAL SERVICES: 1.3%
  93,247       L    Bowne & Co., Inc.                                  1,477,965
  20,000       @    Exponent, Inc.                                       537,400
 160,900            Gevity HR, Inc.                                    4,213,971
                                                                    ------------
                                                                       6,229,336
                                                                    ------------
                    COMPUTERS: 4.5%
 159,526            Agilysys, Inc.                                     2,199,864
  91,200       @    Brooktrout, Inc.                                     985,872
 181,400       @    Covansys Corp.                                     1,873,862
 167,900       @    Electronics For Imaging                            4,744,854
 166,800      @,L   InterVoice, Inc.                                   1,913,196
 121,200      @,L   Komag, Inc.                                        1,693,164
 303,560      @,L   Lexar Media, Inc.                                  2,027,781
 114,269      @,L   Manhattan Associates, Inc.                         3,528,627
 150,400            MTS Systems Corp.                                  3,526,880
   6,773       @    SI Intl., Inc.                                       138,101
                                                                    ------------
                                                                      22,632,201
                                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.4%
 134,600      @,L   Brightpoint, Inc.                                  1,850,750
                                                                    ------------
                                                                       1,850,750
                                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.1%
 536,500      @,L   Knight Trading Group, Inc.                         5,375,730
                                                                    ------------
                                                                       5,375,730
                                                                    ------------
                    ELECTRICAL COMPONENTS AND
                      EQUIPMENT: 1.5%
 186,700            Ametek, Inc.                                       5,769,030
 174,000       @    Artesyn Technologies, Inc.                         1,566,000
                                                                    ------------
                                                                       7,335,030
                                                                    ------------
                    ELECTRONICS: 3.6%
 148,473       @    Benchmark Electronics, Inc.                        4,320,564
 208,600      @,L   Checkpoint Systems, Inc.                        $  3,740,198
  87,950       @    Itron, Inc.                                        2,017,573
  39,100      @,L   NVE Corp.                                          1,562,045
  55,751       @    SBS Technologies, Inc.                               895,919
 187,450       @    Trimble Navigation Ltd.                            5,209,235
                                                                    ------------
                                                                      17,745,534
                                                                    ------------
                    ENERGY-ALTERNATE SOURCES: 1.0%
 183,600      @,L   Headwaters, Inc.                                   4,760,748
                                                                    ------------
                                                                       4,760,748
                                                                    ------------
                    ENGINEERING AND CONSTRUCTION: 1.7%
 176,500       @    URS Corp.                                          4,836,100
  92,200      @,L   Washington Group Intl., Inc.                       3,309,058
                                                                    ------------
                                                                       8,145,158
                                                                    ------------
                    FOOD: 2.3%
  83,200       L    Cal-Maine Foods, Inc.                              1,164,800
 125,800            Corn Products Intl., Inc.                          5,855,990
  80,600       L    Pilgrim's Pride Corp.                              2,332,564
 142,500      @,L   Wild Oats Markets, Inc.                            2,004,975
                                                                    ------------
                                                                      11,358,329
                                                                    ------------
                    FOREST PRODUCTS AND PAPER: 2.9%
 251,500      L,@   Louisiana-Pacific Corp.                            5,947,975
 134,300            Pope & Talbot, Inc.                                2,655,111
 134,300       L    Potlatch Corp.                                     5,592,252
                                                                    ------------
                                                                      14,195,338
                                                                    ------------
                    HEALTHCARE-PRODUCTS: 1.0%
 134,100       @    Wright Medical Group, Inc.                         4,773,960
                                                                    ------------
                                                                       4,773,960
                                                                    ------------
                    HEALTHCARE-SERVICES: 3.3%
 233,800      @,L   Kindred Healthcare, Inc.                           6,160,630
 419,200            Select Medical Corp.                               5,625,664
  84,000      @,L   Sierra Health Services                             3,754,800
                                                                    ------------
                                                                      15,541,094
                                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.7%
  92,700       @    Central Garden And Pet Co.                         3,315,879
                                                                    ------------
                                                                       3,315,879
                                                                    ------------
                    INSURANCE: 1.4%
 167,800       L    AmerUs Group Co.                                   6,946,920
                                                                    ------------
                                                                       6,946,920
                                                                    ------------
                    INTERNET: 1.6%
 161,000      @,L   1-800-FLOWERS.COM, Inc.                            1,310,540
  52,100      @,L   Equinix, Inc.                                      1,768,274
 156,350       @    Netegrity, Inc.                                    1,322,721
 292,100      @,L   Valueclick, Inc.                                   3,499,358
                                                                    ------------
                                                                       7,900,893
                                                                    ------------
                    INVESTMENT COMPANIES: 0.3%
 103,200            Apollo Investment Corp.                            1,421,064
                                                                    ------------
                                                                       1,421,064
                                                                    ------------
                    IRON/STEEL: 0.6%
  80,600            Carpenter Technology                               2,744,430
                                                                    ------------
                                                                       2,744,430
                                                                    ------------
                    LEISURE TIME: 0.5%
 168,850      @,L   K2, Inc.                                           2,650,945
                                                                    ------------
                                                                       2,650,945
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    LODGING: 1.0%
 235,400       @    Interstate Hotels& Resorts, Inc.                $  1,268,806
 419,300       @    La Quinta Corp.                                    3,522,120
                                                                    ------------
                                                                       4,790,926
                                                                    ------------
                    MACHINERY-CONSTRUCTION AND
                      MINING: 1.4%
 204,400      @,L   Terex Corp.                                        6,976,172
                                                                    ------------
                                                                       6,976,172
                                                                    ------------
                    MACHINERY-DIVERSIFIED: 3.1%
 114,200       L    Briggs & Stratton                                 10,089,570
  42,723       L    Middleby Corp.                                     2,333,530
 147,900            Wabtec Corp.                                       2,668,116
                                                                    ------------
                                                                      15,091,216
                                                                    ------------
                    MEDIA: 2.7%
 161,000      @,L   4Kids Entertainment, Inc.                          3,851,120
 268,700      @,L   Cumulus Media, Inc.                                4,516,847
  80,600       L    Liberty Corp.                                      3,784,170
 130,000            Sinclair Broadcast Group, Inc.                     1,335,100
                                                                    ------------
                                                                      13,487,237
                                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 0.9%
 126,838      @,L   Ceradyne, Inc.                                     4,536,995
                                                                    ------------
                                                                       4,536,995
                                                                    ------------
                    OIL AND GAS: 6.0%
 234,800      @,L   Denbury Resources, Inc.                            4,919,060
 336,500       @    KCS Energy, Inc.                                   4,482,180
 125,100       @    Newfield Exploration Co.                           6,973,075
 166,800       L    Patina Oil & Gas Corp.                             4,982,316
 149,670       @    Plains Exploration &
                      Production Co.                                   2,746,445
 208,244      @,L   Southwestern Energy Co.                            5,970,355
                                                                    ------------
                                                                      30,073,431
                                                                    ------------
                    OIL AND GAS SERVICES: 0.2%
  32,500       @    Hydril Co.                                         1,023,750
                                                                    ------------
                                                                       1,023,750
                                                                    ------------
                    PHARMACEUTICALS: 4.5%
 210,400      @,L   Alkermes, Inc.                                     2,861,440
  62,300      @,L   American Pharmaceutical
                      Partners, Inc.                                   1,892,674
 131,500      @,L   Amylin Pharmaceuticals, Inc.                       2,998,200
 183,400     @@,L   Angiotech Pharmaceuticals, Inc.                    3,695,510
 156,300       L    Critical Therapeutics, Inc.                        1,094,100
  33,400      @,L   Eon Labs, Inc.                                     1,367,062
  22,700      @,L   Eyetech Pharmaceuticals, Inc.                        974,284
 108,400      @,L   MGI Pharma, Inc.                                   2,927,884
  80,700      @,L   Nabi Biopharmaceuticals                            1,147,554
  45,500      @,L   OSI Pharmaceuticals, Inc.                          3,205,020
                                                                    ------------
                                                                      22,163,728
                                                                    ------------
                    REAL ESTATE: 0.4%
  93,700      @,L   CB Richard Ellis Group Inc                         1,789,670
                                                                    ------------
                                                                       1,789,670
                                                                    ------------
                    REAL ESTATE INVESTMENT TRUST: 38.6%
 106,500            Alexandria Real Estate
                      Equities, Inc.                                   6,047,070
  62,550            CBL& Associates Properties, Inc.                   3,440,250
 114,100            Corporate Office Properties
                      Trust Sbi MD                                     2,835,385
 268,400       @    Felcor Lodging Trust, Inc.                      $  3,247,640
 118,000            LaSalle Hotel Properties                           2,879,200
 216,900      @,L   Meristar Hospitality Corp.                         1,483,596
 133,500            Newcastle Investment Corp.                         3,998,325
 317,350            Reckson Associates Realty Corp.                    8,714,431
  95,900            SL Green Realty Corp.                              4,488,120
  65,200            Washington Real Estate
                      Investment Trust                                 1,915,576
                                                                    ------------
                                                                      39,049,593
                                                                    ------------
                    RETAIL: 3.1%
 201,550      @,L   Aeropostale, Inc.                                  5,423,711
 335,900            Claire's Stores, Inc.                              7,289,030
  99,400      @,L   Electronics Boutique
                      Holdings Corp.                                   2,618,196
                                                                    ------------
                                                                      15,330,937
                                                                    ------------
                    SAVINGS AND LOANS: 1.0%
 268,700            First Niagara Financial
                      Group, Inc.                                      3,224,400
  33,800            WSFS Financial Corp.                               1,645,046
                                                                    ------------
                                                                       4,869,446
                                                                    ------------
                    SEMICONDUCTORS: 4.2%
 436,300       @    Cirrus Logic, Inc.                                 2,622,163
 117,600      @,L   Cree, Inc.                                         2,737,728
 247,700      @,L   Cypress Semiconductor Corp.                        3,514,863
 235,200       @    Pericom Semiconductor Corp.                        2,518,992
 150,100      @,L   Photronics, Inc.                                   2,842,894
 102,700      @,L   Varian Semiconductor
                      Equipment Associates, Inc.                       3,960,112
 100,600      @,L   Veeco Instruments, Inc.                            2,596,486
                                                                    ------------
                                                                      20,793,238
                                                                    ------------
                    SOFTWARE: 5.7%
 419,250       @    Activision, Inc.                                   6,666,075
 187,500      @,L   Aspen Technology, Inc.                             1,361,250
 201,100     @,L,S  Avid Technology, Inc.                             10,974,027
 117,500       @    Progress Software Corp.                            2,546,225
  72,000      @,L   Take-Two Interactive
                      Software, Inc.                                   2,206,080
 211,850      @,L   THQ, Inc.                                          4,851,365
                                                                    ------------
                                                                      28,605,022
                                                                    ------------
                    TELECOMMUNICATIONS: 4.1%
 500,500      @,L   Adaptec, Inc.                                      4,234,230
 134,300      @,L   Anixter Intl., Inc.                                4,570,229
 120,700      @,L   Aspect Communications Corp.                        1,713,940
  89,656       @    Comtech Telecommunications                         2,022,639
 100,600       @    Intrado, Inc.                                      1,618,654
  65,100      @,L   Plantronics, Inc.                                  2,740,710
 456,700      @,L   RF Micro Devices, Inc.                             3,425,250
                                                                    ------------
                                                                      20,325,652
                                                                    ------------
                    TRANSPORTATION: 2.4%
  94,300       @    Landstar System, Inc.                              4,985,641
  66,700            Overseas Shipholding Group                         2,943,471
 167,800       @    Sirva, Inc.                                        3,859,400
                                                                    ------------
                                                                      11,788,512
                                                                    ------------
                    Total Common Stock
                     (Cost $368,949,010)                             431,511,442
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 38.6%

                 REPURCHASE AGREEMENT: 12.3%
$ 60,724,000     Goldman Sachs Repurchase
                  Agreement dated 06/30/04,
                  1.500%, due 07/01/04,
                  $8,012,325 to be received
                  upon repurchase (Collateralized
                  by Federal National Mortgage
                  Association, 6.000%, Market
                  Value plus accrued interest
                  $8,153,101, due 12/15/05)                        $  60,724,000
                                                                   -------------
                 Total Repurchase Agreement
                  (Cost $60,724,000)                                  60,724,000
                                                                   -------------

                 SECURITIES LENDING COLLATERAL(cc): 26.3%
129,809,897      The Bank of New York Institutional
                  Cash Reserve Fund, 1.250%                          129,809,897
                                                                   -------------
                 Total Securities Lending Collateral
                  (Cost $129,809,897)                                129,809,897
                                                                   -------------
                 Total Short-Term Investments
                  (Cost $190,444,375)                                190,533,897
                                                                   -------------
                 TOTAL INVESTMENTS IN SECURITIES
                  (COST $559,482,907)*                     126.2%  $ 622,045,339
                 OTHER ASSETS AND LIABILITIES-NET          (26.2)   (129,019,488)
                                                           -----   -------------
                 NET ASSETS                                100.0%  $ 493,025,851
                                                           =====   =============

@      Non-income producing security
@@     Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $559,730,718. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                         $  75,167,700
             Gross Unrealized Depreciation                           (12,853,079)
                                                                   -------------
             Net Unrealized Appreciation                           $  62,314,621
                                                                   =============

Information concerning open futures contracts at June 30, 2004 is shown below:

                       NO. OF      NOTIONAL    EXPIRATION  UNREALIZED
LONG CONTRACTS       CONTRACTS   MARKET VALUE     DATE        GAIN
--------------       ---------   ------------  ----------  ----------
Russell 2000 Index      35       $ 10,366,125    Sep-04    $  455,252
                                 ============              ==========

         See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO               as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 97.7%
                    AEROSPACE/DEFENSE: 3.2%
  77,700            General Dynamics Corp.                          $  7,715,610
                                                                    ------------
                                                                       7,715,610
                                                                    ------------
                    AGRICULTURE: 3.0%
 143,200            Altria Group, Inc.                                 7,167,160
                                                                    ------------
                                                                       7,167,160
                                                                    ------------
                    APPAREL: 1.8%
  56,800            Nike, Inc.                                         4,302,600
                                                                    ------------
                                                                       4,302,600
                                                                    ------------
                    BANKS: 6.5%
  96,100            Bank of America Corp.                              8,131,982
 131,200            Wells Fargo & Co.                                  7,508,576
                                                                    ------------
                                                                      15,640,558
                                                                    ------------
                    BUILDING MATERIALS: 1.6%
 126,100            Masco Corp.                                        3,931,798
                                                                    ------------
                                                                       3,931,798
                                                                    ------------
                    CHEMICALS: 4.1%
 155,300            Dow Chemical Co.                                   6,320,710
  88,700            Praxair, Inc.                                      3,540,017
                                                                    ------------
                                                                       9,860,727
                                                                    ------------
                    COMPUTERS: 2.3%
 266,000            Hewlett-Packard Co.                                5,612,600
                                                                    ------------
                                                                       5,612,600
                                                                    ------------
                    COSMETICS/PERSONAL CARE: 2.8%
 103,900            Kimberly-Clark Corp.                               6,844,932
                                                                    ------------
                                                                       6,844,932
                                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 13.3%
 118,500            Citigroup, Inc.                                    5,510,250
 121,200            Fannie Mae                                         8,648,831
  79,400            Freddie Mac                                        5,026,020
 141,500            Merrill Lynch & Co., Inc.                          7,638,170
  99,200            Morgan Stanley                                     5,234,784
                                                                    ------------
                                                                      32,058,055
                                                                    ------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 2.8%
 107,300            Emerson Electric Co.                               6,818,915
                                                                    ------------
                                                                       6,818,915
                                                                    ------------
                    ELECTRONICS: 2.9%
 258,800      @@    Koninklijke Philips Electronics NV                 7,039,360
                                                                    ------------
                                                                       7,039,360
                                                                    ------------
                    FOOD: 4.4%
 107,300      @@    Nestle SA ADR                                      7,153,906
  51,500     @@,L   Unilever NV                                        3,528,265
                                                                    ------------
                                                                      10,682,171
                                                                    ------------
                    FOREST PRODUCTS AND PAPER: 2.2%
 120,500       L    Iternational Paper Co.                             5,386,350
                                                                    ------------
                                                                       5,386,350
                                                                    ------------
                    HEALTHCARE-PRODUCTS: 2.6%
 102,300            Beckman Coulter, Inc.                           $  6,240,300
                                                                    ------------
                                                                       6,240,300
                                                                    ------------
                    HEALTHCARE-SERVICES: 2.6%
  72,300            Quest Diagnostics                                  6,141,885
                                                                    ------------
                                                                       6,141,885
                                                                    ------------
                    INSURANCE: 5.7%
 104,700            American Intl. Group                               7,463,016
 172,800            Metlife, Inc.                                      6,194,880
                                                                    ------------
                                                                      13,657,896
                                                                    ------------
                    MEDIA: 2.3%
  65,400            Gannett Co., Inc.                                  5,549,190
                                                                    ------------
                                                                       5,549,190
                                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 3.5%
 234,700            Honeywell Intl., Inc.                              8,597,061
                                                                    ------------
                                                                       8,597,061
                                                                    ------------
                    OIL AND GAS: 13.2%
 146,600            Apache Corp.                                       6,384,430
 175,400      @@    BP PLC ADR                                         9,396,178
  91,400            ChevronTexaco Corp.                                8,601,654
 165,000            Exxon Mobil Corp.                                  7,327,650
                                                                    ------------
                                                                      31,709,912
                                                                    ------------
                    OIL AND GAS SERVICES: 2.1%
 166,130       L    Halliburton Co.                                    5,027,094
                                                                    ------------
                                                                       5,027,094
                                                                    ------------
                    PHARMACEUTICALS: 3.6%
 167,200            Bristol-Myers Squibb Co.                           4,096,400
  97,600            Merck & Co., Inc.                                  4,636,000
                                                                    ------------
                                                                       8,732,400
                                                                    ------------
                    RETAIL: 2.3%
 210,300       L    McDonald's Corp.                                   5,467,800
                                                                    ------------
                                                                       5,467,800
                                                                    ------------
                    SAVINGS AND LOANS: 5.1%
 213,400       L    Sovereign Bancorp, Inc.                            4,716,140
 192,900            Washington Mutual, Inc.                            7,453,656
                                                                    ------------
                                                                      12,169,796
                                                                    ------------
                    TELECOMMUNICATIONS: 3.8%
 177,400            SBC Communications, Inc.                           4,301,950
 131,600            Verizon Communications, Inc.                       4,762,604
                                                                    ------------
                                                                       9,064,554
                                                                    ------------
                    Total Common Stock
                     (Cost $225,366,124)                             235,418,724
                                                                    ------------

         See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO   as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.6%

                 REPURCHASE AGREEMENT: 2.2%
$ 5,224,000      Goldman Sachs Repurchase Agreement
                  dated 06/30/04, 1.500%, due 07/01/04,
                  $5,224,218 to be received upon
                  repurchase (Collateralized by $5,070,000
                  Federal National Mortgage Association,
                  5.500%, Market Value plus accrued
                  interest $5,283,903, due 05/02/06)               $   5,224,000
                                                                   -------------
                 Total Repurchase Agreement
                  (Cost $5,224,000)                                    5,224,000
                                                                   -------------
                 SECURITIES LENDING COLLATERAL(cc): 4.4%
 10,534,791      The Bank of New York Institutional
                  Cash Reserve Fund, 1.25%                            10,534,791
                                                                   -------------
                 Total Securities Lending Collateral
                  (Cost $10,534,791)                                  10,534,791
                                                                   -------------
                 Total Short-Term Investments
                  (Cost $15,758,791)                                  15,758,791
                                                                   -------------
                 TOTAL INVESTMENTS IN SECURITIES
                  (COST $241,124,915)*                     104.3%  $ 251,177,515
                 OTHER ASSETS AND LIABILITIES-NET           (4.3)    (10,363,316)
                                                           -----   -------------
                 NET ASSETS                                100.0%  $ 240,814,199
                                                           =====   =============

@@     Foreign issuer
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $242,169,358. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                     $  13,820,993
                 Gross Unrealized Depreciation                        (4,812,836)
                                                                   -------------
                 Net Unrealized Appreciation                       $   9,008,157
                                                                   =============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO                        as of June 30, 2004 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 58.6%
                    AEROSPACE/DEFENSE: 1.1%
 137,800       L    Boeing Co.                                      $  7,040,202
  47,200            General Dynamics Corp.                             4,686,960
  33,550            United Technologies Corp.                          3,069,154
                                                                    ------------
                                                                      14,796,316
                                                                    ------------
                    AGRICULTURE: 0.6%
 127,900            Altria Group, Inc.                                 6,401,395
  61,825       L    Bunge Ltd.                                         2,407,466
                                                                    ------------
                                                                       8,808,861
                                                                    ------------
                    AIRLINES: 0.1%
 123,850      @,L   Expressjet Holdings, Inc.                          1,503,539
                                                                    ------------
                                                                       1,503,539
                                                                    ------------
                    APPAREL: 0.8%
  41,750       L    Jones Apparel Group, Inc.                          1,648,290
  59,650       L    Nike, Inc.                                         4,518,488
 101,050       L    Reebok Intl. Ltd.                                  3,635,779
  32,300       L    VF Corp.                                           1,573,010
                                                                    ------------
                                                                      11,375,567
                                                                    ------------
                    AUTO MANUFACTURERS: 0.7%
 353,150       L    Ford Motor Co.                                     5,526,798
  33,300       L    General Motors Corp.                               1,551,447
  57,400            Paccar, Inc.                                       3,328,626
                                                                    ------------
                                                                      10,406,871
                                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 0.2%
  90,425       L    Cooper Tire & Rubber Co.                           2,079,775
  42,750       @    Dura Automotive Systems, Inc.                        391,163
                                                                    ------------
                                                                       2,470,938
                                                                    ------------
                    BANKS: 3.3%
 209,500       L    Bank of America Corp.                             17,727,889
  68,200            Bank One Corp.                                     3,478,200
 109,475            Hibernia Corp.                                     2,660,243
 118,500       L    KeyCorp                                            3,541,965
 118,200            US Bancorp                                         3,257,592
  43,850            W Holding Co., Inc.                                  752,905
 190,150            Wachovia Corp.                                     8,461,674
 102,550            Wells Fargo & Co.                                  5,868,937
                                                                    ------------
                                                                      45,749,405
                                                                    ------------
                    BEVERAGES: 1.4%
 266,650            Coca-Cola Co.                                     13,460,492
 104,350            PepsiCo, Inc.                                      5,622,378
                                                                    ------------
                                                                      19,082,870
                                                                    ------------
                    BIOTECHNOLOGY: 0.7%
  77,950      @,L   Amgen, Inc.                                        4,253,731
 167,950       @    Applera Corp - Celera Genomics Group               1,933,105
 144,075      @,L   Intermune, Inc.                                    2,221,636
  27,925      @,L   Invitrogen Corp.                                   2,010,321
                                                                    ------------
                                                                      10,418,793
                                                                    ------------
                    BUILDING MATERIALS: 0.4%
 129,850            Masco Corp.                                        4,048,723
 109,175      @,L   USG Corp.                                          1,919,297
                                                                    ------------
                                                                       5,968,020
                                                                    ------------
                    CHEMICALS: 0.9%
  56,250            Dow Chemical Co.                                $  2,289,375
  40,768            Engelhard Corp.                                    1,317,214
  73,300            Georgia Gulf Corp.                                 2,628,538
 130,400      @,L   Hercules, Inc.                                     1,589,576
  54,650            PPG Industries, Inc.                               3,415,078
  47,850       L    Sherwin-Williams Co.                               1,988,168
                                                                    ------------
                                                                      13,227,949
                                                                    ------------
                    COMMERCIAL SERVICES: 1.0%
 209,650       L    Cendant Corp.                                      5,132,232
  29,775       L    Corporate Executive Board Co.                      1,720,697
 103,100            Paychex, Inc.                                      3,493,028
  83,575       @    Rent-A-Center, Inc.                                2,501,400
  50,400       L    Robert Half Intl., Inc.                            1,500,408
                                                                    ------------
                                                                      14,347,765
                                                                    ------------
                    COMPUTERS: 2.0%
 312,200       @    Dell, Inc.                                        11,183,004
 193,350            Hewlett-Packard Co.                                4,079,685
 102,500            International Business Machines Corp.              9,035,375
  56,150      @,L   PalmOne, Inc.                                      1,952,336
  93,450      @,L   Unisys Corp.                                       1,297,086
                                                                    ------------
                                                                      27,547,486
                                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.6%
  29,350            Alberto-Culver Co.                                 1,471,609
 166,150       L    Gillette Co.                                       7,044,760
  93,550            Kimberly-Clark Corp.                               6,163,074
 157,200            Procter & Gamble Co.                               8,557,968
                                                                    ------------
                                                                      23,237,411
                                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.1%
  32,000       L    WW Grainger, Inc.                                  1,840,000
                                                                    ------------
                                                                       1,840,000
                                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 4.7%
  67,425      @,L   Affiliated Managers Group                          3,396,197
  77,450            American Express Co.                               3,979,381
 322,100            Citigroup, Inc.                                   14,977,649
  65,800       L    Countrywide Financial Corp.                        4,622,450
  40,025       L    Doral Financial Corp.                              1,380,863
 103,600      @,L   E*TRADE Group, Inc.                                1,155,140
  60,100            Fannie Mae                                         4,288,736
  75,650            Goldman Sachs Group, Inc.                          7,123,204
 125,750            JP Morgan Chase & Co.                              4,875,328
 144,450       L    Merrill Lynch & Co., Inc.                          7,797,411
 161,450            Morgan Stanley                                     8,519,716
 283,425      @,L   Providian Financial Corp.                          4,157,845
                                                                    ------------
                                                                      66,273,920
                                                                    ------------
                    ELECTRIC: 1.0%
 180,650      @,L   AES Corp.                                          1,793,855
  97,550       L    Centerpoint Energy, Inc.                           1,121,825
 101,850            Edison Intl.                                       2,604,304
  42,150       L    Exelon Corp.                                       1,403,174
  53,575       L    Great Plains Energy, Inc.                          1,591,178
  49,550       L    Southern Co.                                       1,444,383
  92,700       L    TXU Corp.                                          3,755,276
                                                                    ------------
                                                                      13,713,995
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
  89,525      @,L   Artesyn Technologies, Inc.                      $    805,725
                                                                    ------------
                                                                         805,725
                                                                    ------------
                    ELECTRONICS: 0.7%
 128,275      @,L   Arrow Electronics, Inc.                            3,440,335
  80,075       @    Benchmark Electronics, Inc.                        2,330,183
  87,650      @,L   Itron, Inc.                                        2,010,691
  39,250            Parker Hannifin Corp.                              2,333,805
                                                                    ------------
                                                                      10,115,014
                                                                    ------------
                    ENGINEERING AND CONSTRUCTION: 0.2%
  33,575            Granite Construction, Inc.                           612,072
 259,625      @,L   Shaw Group, Inc.                                   2,630,002
                                                                    ------------
                                                                       3,242,074
                                                                    ------------
                    ENTERTAINMENT: 0.1%
  35,125            GTECH Holdings Corp.                               1,626,639
                                                                    ------------
                                                                       1,626,639
                                                                    ------------
                    FOOD: 0.4%
 189,050            Sara Lee Corp.                                     4,346,260
  46,800            Supervalu, Inc.                                    1,432,548
                                                                    ------------
                                                                       5,778,808
                                                                    ------------
                    FOREST PRODUCTS AND PAPER: 0.8%
  83,550            Georgia-Pacific Corp.                              3,089,679
  29,450       L    International Paper Co.                            1,316,415
 122,450       L    Louisiana-Pacific Corp.                            2,895,943
  62,100            Weyerhaeuser Co.                                   3,919,752
                                                                    ------------
                                                                      11,221,789
                                                                    ------------
                    GAS: 0.3%
  60,400       L    Oneok, Inc.                                        1,328,196
  71,750            Sempra Energy                                      2,470,353
                                                                    ------------
                                                                       3,798,549
                                                                    ------------
                    HAND/MACHINE TOOLS: 0.2%
  25,000       L    Black & Decker Corp.                               1,553,250
  28,950       L    Stanley Works                                      1,319,541
                                                                    ------------
                                                                       2,872,791
                                                                    ------------
                    HEALTHCARE-PRODUCTS: 2.0%
  75,650       L    Bausch & Lomb, Inc.                                4,922,546
  70,350       L    Becton Dickinson and Co.                           3,644,130
  30,000            CR Bard, Inc.                                      1,699,500
 184,550            Johnson & Johnson                                 10,279,435
  73,100            Medtronic, Inc.                                    3,561,432
  53,600       @    Zimmer Holdings, Inc.                              4,727,520
                                                                    ------------
                                                                      28,834,563
                                                                    ------------
                    HEALTHCARE-SERVICES: 2.1%
  43,900            Aetna, Inc.                                        3,731,500
  67,025      @,L   Amerigroup Corp.                                   3,297,630
  39,450      @,L   Anthem, Inc.                                       3,533,142
  90,875       @    Humana, Inc.                                       1,535,788
  47,625            Oxford Health Plans                                2,621,280
 101,550      @,L   Pacificare Health Systems                          3,925,923
 117,702       L    UnitedHealth Group, Inc.                           7,326,949
  37,650       @    WellPoint Health Networks                          4,217,176
                                                                    ------------
                                                                      30,189,388
                                                                    ------------
                    HOME FURNISHINGS: 0.2%
  28,600       L    Harman Intl. Industries, Inc.                   $  2,602,600
                                                                    ------------
                                                                       2,602,600
                                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.1%
  24,800            Blyth, Inc.                                          855,352
                                                                    ------------
                                                                         855,352
                                                                    ------------
                    INSURANCE: 3.2%
  83,850      @@    ACE Ltd.                                           3,545,178
 158,750            American Intl. Group, Inc.                        11,315,699
  52,750            Chubb Corp.                                        3,596,495
  43,150       L    Cigna Corp.                                        2,969,152
  49,802            Fidelity National Financial, Inc.                  1,859,607
  92,850            First American Corp.                               2,403,887
  67,150            Hartford Financial Services Group, Inc.            4,615,891
  58,400       L    Landamerica Financial Group, Inc.                  2,273,512
  54,900            Loews Corp                                         3,291,804
  51,100            Progressive Corp.                                  4,358,830
 129,400       L    St Paul Travelers Cos., Inc.                       5,245,875
                                                                    ------------
                                                                      45,475,930
                                                                    ------------
                    INTERNET: 0.8%
 176,550      @,L   Autobytel, Inc.                                    1,603,074
  36,600      @,L   eBay, Inc.                                         3,365,370
 133,400      @,L   GoRemote Internet Communications, Inc.               245,456
  86,725      @,L   Priceline.com, Inc.                                2,335,504
  86,150      @,L   Symantec Corp.                                     3,771,647
                                                                    ------------
                                                                      11,321,051
                                                                    ------------
                    IRON/STEEL: 0.1%
  33,100       L    United States Steel Corp.                          1,162,472
                                                                    ------------
                                                                       1,162,472
                                                                    ------------
                    LEISURE TIME: 0.1%
  37,250       L    Carnival Corp.                                     1,750,750
                                                                    ------------
                                                                       1,750,750
                                                                    ------------
                    MACHINERY-CONSTRUCTION & MINING: 0.1%
  45,525      @,L   Terex Corp.                                        1,553,768
                                                                    ------------
                                                                       1,553,768
                                                                    ------------
                    MACHINERY-DIVERSIFIED: 0.3%
  42,825       L    Briggs & Stratton                                  3,783,588
  17,850       L    Tecumseh Products Co.                                735,242
                                                                    ------------
                                                                       4,518,830
                                                                    ------------
                    MEDIA: 1.4%
  51,750            McGraw-Hill Cos., Inc.                             3,962,498
 735,500      @,L   Sirius Satellite Radio, Inc.                       2,265,340
 282,900       @    Time Warner, Inc.                                  4,973,381
 159,775      @,L   UnitedGlobalCom, Inc.                              1,159,967
 102,850       L    Viacom, Inc.                                       3,673,802
 127,900            Walt Disney Co.                                    3,260,171
                                                                    ------------
                                                                      19,295,159
                                                                    ------------
                    METAL FABRICATE/HARDWARE: 0.3%
  51,075       L    Quanex Corp.                                       2,487,353
  78,925            Worthington Industries                             1,620,330
                                                                    ------------
                                                                       4,107,683
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                    MINING: 0.3%
  55,150            Alcoa, Inc.                                     $  1,821,605
  28,450      @,L   Phelps Dodge Corp                                  2,205,159
                                                                    ------------
                                                                       4,026,764
                                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 3.1%
 107,200       L    3M Co                                              9,649,071
 657,700            General Electric Co.                              21,309,479
  53,550            Honeywell Intl., Inc.                              1,961,537
  19,950            Illinois Tool Works, Inc.                          1,913,006
 277,200      @@    Tyco International Ltd                             9,186,408
                                                                    ------------
                                                                      44,019,501
                                                                    ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.1%
  78,175       L    IKON Office Solutions, Inc.                          896,667
                                                                    ------------
                                                                         896,667
                                                                    ------------
                    OIL AND GAS: 4.5%
  87,600       L    Burlington Resources, Inc.                         3,169,368
 103,000            ChevronTexaco Corp.                                9,693,329
  82,450            ConocoPhillips                                     6,290,111
  49,450            Devon Energy Corp.                                 3,263,700
 473,650            Exxon Mobil Corp.                                 21,034,796
  80,100      @,L   Giant Industries, Inc.                             1,762,200
  42,875      @,L   Houston Exploration Co.                            2,222,640
  79,000            Marathon Oil Corp.                                 2,989,360
  74,300            Occidental Petroleum Corp.                         3,596,863
  55,950            Pogo Producing Co.                                 2,763,930
  20,450       L    Sunoco, Inc.                                       1,301,029
 103,350      @,L   Tesoro Petroleum Corp.                             2,852,460
  32,250       L    Valero Energy Corp.                                2,378,760
                                                                    ------------
                                                                      63,318,546
                                                                    ------------
                    PACKAGING AND CONTAINERS: 0.1%
  87,050       @    Owens-Illinois, Inc.                               1,458,958
                                                                    ------------
                                                                       1,458,958
                                                                    ------------
                    PHARMACEUTICALS: 2.0%
  70,950       L    Eli Lilly and Co.                                  4,960,115
 135,100            Merck & Co., Inc.                                  6,417,250
 474,250            Pfizer, Inc.                                      16,257,290
                                                                    ------------
                                                                      27,634,655
                                                                    ------------
                    PIPELINES: 0.1%
  42,275            National Fuel Gas Co.                              1,056,875
                                                                    ------------
                                                                       1,056,875
                                                                    ------------
                    REAL ESTATE: 0.4%
  56,675            Chelsea Property Group, Inc.                       3,696,344
  41,225       L    LNR Property Corp.                                 2,236,456
                                                                    ------------
                                                                       5,932,800
                                                                    ------------
                    RETAIL: 4.2%
  78,950            Best Buy Co., Inc.                                 4,005,923
  50,950            Federated Department Stores                        2,501,645
 184,700       L    Gap, Inc.                                          4,478,974
 137,450            Home Depot, Inc.                                   4,838,239
  84,900            JC Penney Co., Inc.                                3,205,824
 141,600            Limited Brands                                     2,647,920
  46,750            Lowe's Cos., Inc.                                  2,456,713
  78,000       L    McDonald's Corp.                                   2,028,000
  39,150            Nordstrom, Inc.                                    1,668,182
  89,250      @,L   Office Depot, Inc.                                 1,598,468
  47,100       L    RadioShack Corp.                                   1,348,473
 128,400            Staples, Inc.                                   $  3,763,404
 100,300      @,L   Starbucks Corp.                                    4,361,044
  55,500            Target Corp.                                       2,357,085
 171,375      @,L   Toys R US, Inc.                                    2,730,004
 262,600            Wal-Mart Stores, Inc.                             13,854,775
  35,200            Wendy's Intl., Inc.                                1,226,368
                                                                    ------------
                                                                      59,071,041
                                                                    ------------
                    SAVINGS AND LOANS: 0.2%
  18,325       @    FirstFed Financial Corp.                             762,320
 126,800            Flagstar Bancorp, Inc.                             2,520,784
                                                                    ------------
                                                                       3,283,104
                                                                    ------------
                    SEMICONDUCTORS: 1.5%
  27,275      @,L   Advanced Micro Devices, Inc.                         433,673
 525,025      @,L   Applied Micro Circuits Corp.                       2,793,133
 304,500      @,L   Cirrus Logic, Inc.                                 1,830,045
 394,250            Intel Corp.                                       10,881,300
 274,250      @,L   LSI Logic Corp.                                    2,089,785
 114,300            Texas Instruments, Inc.                            2,763,774
                                                                    ------------
                                                                      20,791,710
                                                                    ------------
                    SOFTWARE: 3.4%
 229,800       @    Activision, Inc.                                   3,653,820
  33,200            Autodesk, Inc.                                     1,421,292
  25,600      @,L   Avid Technology, Inc.                              1,396,992
 195,500       @    BMC Software, Inc.                                 3,616,750
 122,600      @,L   Compuware Corp.                                      809,160
  20,300       @    D&B Corp.                                          1,094,373
  59,350            First Data Corp.                                   2,642,262
  77,600       L    IMS Health, Inc.                                   1,818,944
 970,250       L    Microsoft Corp.                                   27,710,339
 325,650       @    Oracle Corp.                                       3,885,005
                                                                    ------------
                                                                      48,048,937
                                                                    ------------
                    TELECOMMUNICATIONS: 3.5%
 159,775      @,L   Adaptec, Inc.                                      1,351,697
  88,800            Alltel Corp.                                       4,495,056
 317,200            Bellsouth Corp.                                    8,316,983
 418,350       @    Cisco Systems, Inc.                                9,914,894
 387,850       L    Motorola, Inc.                                     7,078,262
  50,550            Qualcomm, Inc.                                     3,689,139
  65,125       @    Safenet, Inc.                                      1,802,660
  46,950       L    Scientific-Atlanta, Inc.                           1,619,775
 157,625       @    Sycamore Networks, Inc.                              666,754
 221,800      @,L   Tellabs, Inc.                                      1,938,532
 186,850            Verizon Communications, Inc.                       6,762,102
 248,100      @,L   Zhone Technologies, Inc.                             967,590
                                                                    ------------
                                                                      48,603,444
                                                                    ------------
                    TOYS/GAMES/HOBBIES: 0.1%
  57,200       L    Hasbro, Inc.                                       1,086,800
                                                                    ------------
                                                                       1,086,800
                                                                    ------------
                    TRANSPORTATION: 1.0%
  40,550       L    CH Robinson Worldwide, Inc.                        1,858,812
  64,350            FedEx Corp.                                        5,256,751
  68,650       L    United Parcel Service, Inc.                        5,160,421
  52,200      @,L   Yellow Roadway Corp.                               2,080,692
                                                                    ------------
                                                                      14,356,676
                                                                    ------------
                    Total Common Stock
                      (Cost $754,104,457)                            825,485,119
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                                        VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%
                              BANKS: 0.2%
             272     #,XX     DG Funding Trust                                     $      2,924,000
                                                                                   ----------------
                              Total Preferred Stock
                                (Cost $2,957,509)                                         2,924,000
                                                                                   ----------------
WARRANTS: 0.0%
                              DISTRIBUTION/WHOLESALE: 0.0%
           2,978              Timco Aviation Services                                            --
                                                                                   ----------------
                              SOVEREIGN: 0.0%
             250      @@      Central Bank of Nigeria                                            --
                                                                                   ----------------
                              Total Warrants (Cost $210)                                         --
                                                                                   ----------------

PRINCIPAL
AMOUNT                                                                                        VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 10.3%
                              AIRLINES: 0.1%
$        421,000       #      American Airlines, Inc.,
                                7.250%, due 02/05/09                                        402,581
       1,930,000              American Airlines, Inc.,
                                7.324%, due 10/15/09                                      1,589,117
                                                                                   ----------------
                                                                                          1,991,698
                                                                                   ----------------

                              AUTO MANUFACTURERS: 0.0%
         421,000       L      Ford Motor Co., 6.625%,
                                due 10/01/28                                                369,706
                                                                                   ----------------
                                                                                            369,706
                                                                                   ----------------
                              BANKS: 2.5%
         580,000      @@      Australia & New Zealand
                                Banking Group Ltd.,
                                1.494%, due 10/29/49                                        493,972
         940,000     #,@@     Banco Bradesco SA, 8.750%,
                                due 10/24/13                                                947,050
       2,188,000      @@      Banco Santander Chile SA,
                                7.375%, due 07/18/12                                      2,411,611
         590,000      @@      Bank of Ireland, 1.800%,
                                due 12/29/49                                                497,888
         475,000       #      Bank of New York
                                Institutional Capital Trust A,
                                7.780%, due 12/01/26                                        508,739
         163,000       #      BankAmerica Institutional
                                Capital B, 7.700%,
                                due 12/31/26                                                174,687
         320,000              Barnett Capital I, 8.060%,
                                due 12/01/26                                                350,767
         200,000              Barnett Capital II, 7.950%,
                                due 12/01/26                                                219,887
         310,000              BNY Capital I, 7.970%,
                                due 12/31/26                                                337,155
         929,000    L,@@,#    Danske Bank A/S,
                                5.914%, due 12/29/49                                        943,389
       2,710,000       #      Dresdner Funding Trust I,
                                8.151%, due 06/30/31                                      3,027,505
         112,000              FBS Capital I, 8.090%,
                                due 11/15/26                                                123,795
         448,000              First Union Capital I,
                                7.935%, due 01/15/27                                        490,317
         587,000              First Union Institutional
                                Capital II, 7.850%,
                                due 01/01/27                                                631,308
$        335,000              Fleet Capital Trust II,
                                7.920%, due 12/11/26                               $        358,152
       1,016,000    L,@@,#    HBOS Capital Funding LP,
                                6.071%, due 06/30/49                                      1,021,950
         320,000      @@      Hongkong & Shanghai
                                Banking Corp. Ltd.,
                                1.313%, due 07/29/49                                        271,779
       1,890,000      @@      HSBC Bank PLC,
                                1.975%, due 06/29/49                                      1,599,985
       1,020,000      @@      HSBC Bank PLC, 2.125%,
                                due 06/29/49                                                864,450
       1,350,000      @@      Lloyds TSB Bank PLC, 1.270%,
                                due 08/29/49                                              1,162,910
       1,210,000      @@      Lloyds TSB Bank PLC, 2.188%,
                                due 06/29/49                                              1,057,121
       1,439,000              M&T Bank Corp., 3.850%,
                                due 04/01/13                                              1,412,707
       1,770,000              Mellon Capital I, 7.720%,
                                due 12/01/26                                              1,919,448
         500,000      @@      National Westminster
                                Bank PLC, 1.375%,
                                due 08/29/49                                                431,537
       1,510,000      @@      National Westminster
                                Bank PLC, 1.438%,
                                due 11/29/49                                              1,277,093
         250,000              NB Capital Trust, 7.830%,
                                due 12/15/26                                                271,830
         925,000              NB Capital Trust IV, 8.250%,
                                due 04/15/27                                              1,028,441
         737,000     #,@@     Northern Rock PLC, 5.600%,
                                due 04/30/49                                                717,414
       1,211,000       #      Rabobank Capital Funding II,
                                5.260%, due 12/29/49                                      1,174,017
         630,000      @@      Royal Bank of Canada,
                                1.750%, due 06/29/85                                        541,550
         280,000      @@      Royal Bank of Scotland Group
                                PLC, 2.063%, due 12/29/49                                   241,653
         390,000      @@      Societe Generale, 1.688%,
                                due 11/29/49                                                326,103
         870,000      @@      Standard Chartered PLC,
                                1.315%, due 01/29/49                                        682,231
         790,000      @@      Standard Chartered PLC,
                                1.375%, due 07/29/49                                        619,623
       2,060,000      @@      Standard Chartered PLC,
                                1.800%, due 11/29/49                                      1,626,840
       1,980,000      @@      Standard Chartered PLC,
                                2.070%, due 12/29/49                                      1,559,250
         180,000       #      Wells Fargo Capital A,
                                7.730%, due 12/01/26                                        196,049
         690,000      @@      Westpac Banking Corp.,
                                1.338%, due 09/29/49                                        582,688
       2,138,000      L,#     Westpac Capital Trust IV,
                                5.256%, due 12/29/49                                      1,973,802
                                                                                   ----------------
                                                                                         34,076,693
                                                                                   ----------------
                              BEVERAGES: 0.3%
       1,915,000     #,@@     Cia Brasileira de Bebidas,
                                8.750%, due 09/15/13                                      2,029,900
         201,000     L,@@     Cia Brasileira de Bebidas,
                                10.500%, due 12/15/11                                       231,150
       1,624,000       #      Miller Brewing Co., 4.250%,
                                due 08/15/08                                              1,617,585
                                                                                   ----------------
                                                                                          3,878,635
                                                                                   ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              CHEMICALS: 0.1%
$        386,000              Dow Chemical Co., 5.750%,
                                due 11/15/09                                       $        403,276
         365,000    @,#,@@    Sociedad Quimica y Minera
                                de Chile SA, 7.700%,
                                due 09/15/06                                                390,753
                                                                                   ----------------
                                                                                            794,029
                                                                                   ----------------
                              DISTRIBUTION/WHOLESALE: 0.0%
           2,985       X      Timco Aviation Services,
                                8.000%, due 01/02/07                                             --
                                                                                   ----------------
                                                                                                 --
                                                                                   ----------------
                              DIVERSIFIED FINANCIAL SERVICES: 1.6%
         812,000     #,@@     Arcel Finance Ltd., 6.361%,
                                due 05/01/12                                                807,213
         480,000     #,@@     Arcel Finance Ltd., 7.048%,
                                due 09/01/11                                                477,600
       1,372,000       L      Boeing Capital Corp., 7.375%,
                                due 09/27/10                                              1,553,335
       2,061,000     #,@@     Brazilian Merchant Voucher
                                Receivables Ltd., 5.911%,
                                due 06/15/11                                              2,004,323
         930,000              CitiCorp Capital I, 7.933%,
                                due 02/15/27                                              1,017,692
         212,000              Citigroup Capital II, 7.750%,
                                due 12/01/36                                                228,536
         195,000       #      Corestates Capital Trust I,
                                8.000%, due 12/15/26                                        213,631
         360,000       #      Farmers Exchange Capital,
                                7.050%, due 07/15/28                                        346,486
       1,760,000       #      Farmers Exchange Capital,
                                7.200%, due 07/15/48                                      1,706,352
         520,000      @@      Financiere CSFB NV, 1.250%,
                                due 03/29/49                                                416,638
         858,000       L      Ford Motor Credit Co, 7.000%,
                                due 10/01/13                                                867,583
         853,000       L      General Motors
                                Acceptance Corp, 6.875%,
                                due 08/28/12                                                869,064
         577,000              General Motors
                                Acceptance Corp, 8.000%,
                                due 11/01/31                                                592,847
       1,140,000              General Motors Acceptance
                                Corp., 7.750%, due 01/19/10                               1,238,952
           7,652       #      Hollinger Participation Trust,
                                12.125%, due 11/15/10                                         8,953
         232,000              JPM Capital Trust I, 7.540%,
                                due 01/15/27                                                246,391
       2,343,000     XX,#     Mangrove Bay Pass-Through
                                Trust, 6.102%, due 07/15/33                               2,319,147
         621,000       #      Mizuho JGB Investment LLC,
                                9.870%, due 12/29/49                                        703,056
         416,000       #      Mizuho Preferred Capital
                                Co LLC, 8.790%,
                                due 12/29/49                                                457,600
       1,163,000     #,@@     PF Export Receivables
                                Master Trust, 3.748%,
                                due 06/01/13                                              1,109,322
       1,548,465     #,@@     PF Export Receivables
                                Master Trust, 6.436%,
                                due 06/01/15                                              1,527,925
$        645,000      L,#     SB Treasury Co LLC, 9.400%,
                                due 12/29/49                                       $        728,850
       2,235,000      #,L     Tokai Preferred Capital Co.
                                LLC, 9.980%, due 12/29/49                                 2,517,905
          15,000              Universal City Development
                                Partners, 11.750%,
                                due 04/01/10                                                 17,438
         510,000      #,L     Wachovia Capital Trust V,
                                7.965%, due 06/01/27                                        560,185
                                                                                   ----------------
                                                                                         22,537,024
                                                                                   ----------------
                              ELECTRIC: 1.7%
       1,022,000    @@,#,L    AES Gener SA, 7.500%,
                                due 03/25/14                                                970,900
         934,951       #      Allegheny Energy Supply
                                Statutory Trust 2001,
                                10.250%, due 11/15/07                                     1,012,084
          97,807       #      Allegheny Energy Supply
                                Statutory Trust 2001,
                                13.000%, due 11/15/07                                       100,252
         680,000       L      Consumers Energy Co.,
                                4.250%, due 04/15/08                                        674,491
         963,000       L      Consumers Energy Co.,
                                4.800%, due 02/17/09                                        964,768
       1,344,000              DTE Energy Co, 2.324%,
                                due 06/01/07                                              1,343,445
       2,549,000     @@,L     Empresa Nacional de
                                Electricidad SA/Chile,
                                7.750%, due 07/15/08                                      2,722,375
       3,331,000              Enserch Capital I, 2.460%,
                                due 07/01/28                                              3,117,180
       1,523,000              Enterprise Capital Trust II,
                                2.806%, due 06/30/28                                      1,441,087
       1,007,000       L      FirstEnergy Corp., 6.450%,
                                due 11/15/11                                              1,045,540
       1,459,000       #      Monongahela Power Co,
                                6.700%, due 06/15/14                                      1,480,218
       2,103,000              Ohio Power Co., 6.375%,
                                due 07/15/33                                              2,064,679
       3,801,000       #      PG&E Corp., 6.875%,
                                due 07/15/08                                              3,991,051
         268,029       #      Power Contract Financing
                                LLC, 5.200%,
                                due 02/01/06                                                269,781
       2,112,000      #,L     Power Contract Financing
                                LLC, 6.256%, due 02/01/10                                 2,153,199
         331,905              PPL Montana LLC, 8.903%,
                                due 07/02/20                                                361,984
         538,000       #      Tenaska Virginia Partners LP,
                                6.119%, due 03/30/24                                        533,164
                                                                                   ----------------
                                                                                         24,246,198
                                                                                   ----------------
                              FOOD: 0.4%
         739,000              Kroger Co., 7.250%,
                                due 06/01/09                                                821,815
       1,308,000              Safeway, Inc., 4.800%,
                                due 07/16/07                                              1,337,948
         881,000              Supervalu, Inc., 7.875%,
                                due 08/01/09                                                996,132
       1,743,000              Tyson Foods, Inc., 7.250%,
                                due 10/01/06                                              1,878,287
                                                                                   ----------------
                                                                                          5,034,182
                                                                                   ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              GAS: 0.1%
$      1,604,000       #      Williams Gas Pipelines
                                Central, Inc., 7.375%,
                                due 11/15/06                                       $      1,722,295
                                                                                   ----------------
                                                                                          1,722,295
                                                                                   ----------------
                              HOME BUILDERS: 0.0%
          50,000              Technical Olympic USA,
                                Inc., 9.000%, due 07/01/10                                   51,500
                                                                                   ----------------
                                                                                             51,500
                                                                                   ----------------
                              INSURANCE: 0.3%
       1,459,000       #      Farmers Insurance Exchange,
                                8.625%, due 05/01/24                                      1,638,286
       1,105,000       #      Monumental Global
                                Funding II, 3.850%,
                                due 03/03/08                                              1,103,396
         758,000       #      Zurich Capital Trust I,
                                8.376%, due 06/01/37                                        839,696
                                                                                   ----------------
                                                                                          3,581,378
                                                                                   ----------------
                              LODGING: 0.0%
         621,000              Caesars Entertainment,
                                Inc., 9.375%, due 02/15/07                                  676,114
                                                                                   ----------------
                                                                                            676,114
                                                                                   ----------------
                              MEDIA: 0.0%
         540,000       L      Time Warner, Inc., 6.875%,
                                due 05/01/12                                                584,409
                                                                                   ----------------
                                                                                            584,409
                                                                                   ----------------
                              MINING: 0.2%
         578,000     @@,#     Corp Nacional del Cobre
                                de Chile - CODELCO,
                                6.375%, due 11/30/12                                        612,935
         204,000      @@      Vale Overseas Ltd., 8.250%,
                                due 01/17/34                                                178,500
       1,623,000      @@      Vale Overseas Ltd., 8.625%,
                                due 03/08/07                                              1,744,725
                                                                                   ----------------
                                                                                          2,536,160
                                                                                   ----------------
                              MISCELLANEOUS MANUFACTURING: 0.2%
       2,667,000    @@,#,L    Bombardier, Inc., 6.300%,
                                due 05/01/14                                              2,269,148
                                                                                   ----------------
                                                                                          2,269,148
                                                                                   ----------------
                              MULTI-NATIONAL: 0.2%
       1,655,000      @@      Corp. Andina de Fomento
                                CAF, 5.200%, due 05/21/13                                 1,594,859
       1,628,000      @@      Corp. Andina de Fomento
                                CAF, 6.875%, due 03/15/12                                 1,753,262
                                                                                   ----------------
                                                                                          3,348,121
                                                                                   ----------------
                              OIL AND GAS: 0.8%
         985,000       L      Amerada Hess Corp., 6.650%,
                                due 08/15/11                                              1,043,809
       1,372,000              Amerada Hess Corp., 7.875%,
                                due 10/01/29                                              1,486,406
       1,326,000     @@,#     Empresa Nacional de Petroleo
                                ENAP, 4.875%, due 03/15/14                                1,237,137
          20,000              Energy Partners Ltd., 8.750%,
                                due 08/01/10                                                 21,000
       2,955,000      @@      Husky Oil Co., 8.900%,
                                due 08/15/28                                              3,348,925
$      3,023,000      L,#     Pemex Project Funding
                                Master Trust, 2.820%,
                                due 06/15/10                                       $      3,044,161
         606,000       L      Pemex Project Funding
                                Master Trust, 7.375%,
                                due 12/15/14                                                621,150
         851,000              Valero Energy Corp., 8.750%,
                                due 06/15/30                                              1,064,826
                                                                                   ----------------
                                                                                         11,867,414
                                                                                   ----------------
                              PACKAGING AND CONTAINERS: 0.2%
         541,000       #      Sealed Air Corp., 5.375%,
                                due 04/15/08                                                559,944
       1,677,000       #      Sealed Air Corp., 6.950%,
                                due 05/15/09                                              1,832,600
                                                                                   ----------------
                                                                                          2,392,544
                                                                                   ----------------
                              REAL ESTATE: 0.2%
       1,409,000              EOP Operating LP, 7.750%,
                                due 11/15/07                                              1,564,841
         360,000              Liberty Property LP, 6.375%,
                                due 08/15/12                                                378,645
       1,116,000              Liberty Property LP, 7.750%,
                                due 04/15/09                                              1,268,787
                                                                                   ----------------
                                                                                          3,212,273
                                                                                   ----------------
                              REAL ESTATE INVESTMENT TRUSTS: 0.4%
       1,120,000       #      iStar Financial, Inc., 5.700%,
                                due 03/01/14                                              1,056,873
       2,096,000       #      iStar Financial, Inc., 5.125%,
                                due 04/01/11                                              2,003,869
       1,011,000              Simon Property Group LP,
                                4.875%, due 03/18/10                                      1,001,944
       1,946,000              Simon Property Group LP,
                                6.375%, due 11/15/07                                      2,084,522
                                                                                   ----------------
                                                                                          6,147,208
                                                                                   ----------------
                              RETAIL: 0.0%
          40,000       L      Dollar General Corp., 8.625%,
                                due 06/15/10                                                 44,650
                                                                                   ----------------
                                                                                             44,650
                                                                                   ----------------
                              SAVINGS AND LOANS: 0.3%
       1,177,000              Great Western Financial,
                                8.206%, due 02/01/27                                      1,281,729
       1,704,000              Sovereign Bancorp, Inc.,
                                10.500%, due 11/15/06                                     1,953,271
       1,632,000       L      Washington Mutual, Inc.,
                                4.375%, due 01/15/08                                      1,643,710
                                                                                   ----------------
                                                                                          4,878,710
                                                                                   ----------------
                              TELECOMMUNICATIONS: 0.6%
         710,000     @@,#     Brasil Telecom SA, 9.375%,
                                due 02/18/14                                                692,250
       1,309,000     @@,L     Cia de Telecomunicaciones
                                de Chile SA, 7.625%,
                                due 07/15/06                                              1,411,844
       1,906,000       L      Sprint Capital Corp., 4.780%,
                                due 08/17/06                                              1,943,859
         594,000       L      Sprint Capital Corp., 8.750%,
                                due 03/15/32                                                694,161
       1,185,000       L      Sprint Capital Corp., 6.875%,
                                due 11/15/28                                              1,142,360

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              TELECOMMUNICATIONS (CONTINUED)
$      1,336,000              Verizon Florida Inc.,
                                6.125%, due 01/15/13                               $      1,375,528
         950,000              Verizon Virginia, Inc.,
                                4.625%, due 03/15/13                                        888,610
                                                                                     --------------
                                                                                          8,148,612
                                                                                     --------------
                              TRANSPORTATION: 0.1%
         830,000     @@,#     MISC Capital Ltd, 5.000%,
                                due 07/01/09                                                832,207
                                                                                     --------------
                                                                                            832,207
                                                                                     --------------
                              Total Corporate Bonds
                                (Cost $145,731,456)                                     145,220,908
                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 10.5%

                              AUTOMOBILE ASSET BACKED SECURITIES: 0.2%
         300,000              Capital Auto Receivables
                                Asset Trust, 2.750%,
                                due 04/16/07                                                299,641
         500,000              Household Automotive Trust,
                                2.310%, due 04/17/08                                        495,651
       1,590,000              Nissan Auto Receivables
                                Owner Trust, 2.610%,
                                due 07/15/08                                              1,573,263
                                                                                   ----------------
                                                                                          2,368,555
                                                                                   ----------------
                              COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.4%
         877,000              Bear Stearns Commercial
                                Mortgage Securities,
                                1.400%, due 06/25/34                                        876,452
       1,412,000              Bear Stearns Commercial
                                Mortgage Securities,
                                4.170%, due 01/12/41                                      1,398,832
       2,060,000              Chase Manhattan Bank-First
                                Union National Bank,
                                7.439%, due 08/15/31                                      2,321,385
       1,311,578              CS First Boston Mortgage
                                Securities Corp., 3.727%,
                                due 03/15/35                                              1,270,581
       3,120,000              JP Morgan Chase Commercial
                                Mortgage Securities Corp.,
                                6.244%, due 04/15/35                                      3,328,850
       3,150,000              LB-UBS Commercial Mortgage
                                Trust, 6.226%, due 03/15/26                               3,382,748
       3,000,000              LB-UBS Commercial Mortgage
                                Trust, 7.370%, due 08/15/26                               3,391,219
       3,120,000              Mortgage Capital Funding,
                                Inc., 6.663%, due 03/18/30                                3,363,898
         198,842              Prudential Commercial
                                Mortgage Trust, 3.669%,
                                due 02/11/36                                                192,229
                                                                                   ----------------
                                                                                         19,526,194
                                                                                   ----------------
                              CREDIT CARD ASSET BACKED SECURITIES: 0.1%
         775,000              Citibank Credit Card Issuance
                                Trust, 5.650%, due 06/16/08                                 812,695
       1,270,000              Fleet Credit Card Master
                                Trust II, 2.400%,
                                due 07/15/08                                              1,262,692
                                                                                   ----------------
                                                                                          2,075,387
                                                                                   ----------------
                              HOME EQUITY ASSET BACKED
                                SECURITIES: 1.6%
$        916,313              Argent Securities, Inc.,
                                1.620%, due 03/25/34                               $        917,169
       1,051,715              Asset Backed Funding
                                Certificates, 1.580%,
                                due 11/25/33                                              1,052,081
       3,103,862      XX      Bayview Financial
                                Acquisition Trust,
                                1.820%, due 12/28/34                                      3,109,681
         240,000              Equity One ABS, Inc.,
                                2.976%, due 09/25/33                                        240,316
       2,485,849              Merrill Lynch Mortgage
                                Investors, Inc., 1.660%,
                                due 07/25/34                                              2,493,193
       2,906,000              New Century Home Equity
                                Loan Trust, 1.570%,
                                due 04/25/34                                              2,906,000
         800,073              Residential Asset Mortgage
                                Products, Inc., 1.610%,
                                due 06/25/33                                                799,652
         524,000              Residential Asset Securities
                                Corp., 1.580%,
                                due 02/25/34                                                524,305
       6,743,483              Residential Asset Securities
                                Corp., 1.610%,
                                due 12/25/33                                              6,760,936
         940,000              Residential Funding
                                Mortgage
                                Securities II, 3.450%,
                                due 01/25/16                                                942,478
       2,625,000              Saxon Asset Securities
                                Trust, 3.960%, due 06/25/33                               2,571,209
                                                                                   ----------------
                                                                                         22,317,020
                                                                                   ----------------
                              OTHER ASSET-BACKED SECURITIES: 0.6%
         904,122      XX      Amortizing Residential
                                Collateral Trust, 1.550%,
                                due 05/25/32                                                904,051
         941,000              Chase Funding Mortgage
                                Loan Asset-Backed
                                Certificates, 1.600%,
                                due 07/25/33                                                942,404
       5,290,000              PP&L Transition Bond Co.
                                LLC, 7.050%, due 06/25/09                                 5,734,197
       1,190,000              Residential Asset Mortgage
                                Products, Inc., 2.140%,
                                due 02/25/30                                              1,177,897
                                                                                   ----------------
                                                                                          8,758,549
                                                                                   ----------------
                              WHOLE LOAN COLLATERALLIZED
                                MORTGAGE: 5.7%
         330,865              Bank of America Alternative
                                Loan Trust, 1.750%,
                                due 12/25/33                                                330,115
       5,851,602              Bank of America Mortgage
                                Securities, 1.750%,
                                due 12/25/33                                              5,859,785
       1,789,330              Bank of America
                                Mortgage Securities,
                                4.413%, due 03/25/33                                      1,792,006
       2,441,848              Bank of America
                                Mortgage Securities,
                                5.000%, due 06/25/33                                      2,463,858

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              WHOLE LOAN COLLATERALLIZED
                                MORTGAGE (CONTINUED)
$      2,116,247              CitiCorp. Mortgage Securities,
                                Inc., 1.800%, due 10/25/33                         $      2,116,995
       1,293,767              Countrywide Alternative
                                Loan Trust, 1.700%,
                                due 07/25/18                                              1,296,658
       5,530,000              CS First Boston Mortgage
                                Securities Corp., 4.187%,
                                due 10/25/33                                              5,569,551
       7,025,788      XX      First Horizon Alternative
                                Mortgage Securities,
                                4.875%, due 06/25/34                                      7,073,976
       5,679,000              First Horizon Asset
                                Securities, Inc., 1.750%,
                                due 10/25/32                                              5,679,000
       2,707,741              GMAC Mortgage Corp
                                Loan Trust, 5.250%,
                                due 04/25/34                                              2,744,965
       4,000,000              GMAC Mortgage Corp.
                                Loan Trust, 5.500%,
                                due 01/25/34                                              4,030,823
         572,283              GSR Mortgage Loan Trust,
                                6.500%, due 01/25/34                                        594,728
       1,773,882              MASTR Alternative Loans
                                Trust, 6.500%,
                                due 05/25/33                                              1,817,534
       1,756,030              MASTR Asset Securitization
                                Trust, 1.750%, due 11/25/33                               1,753,598
         845,351              MASTR Asset Securitization
                                Trust, 8.000%, due 06/25/33                                 893,452
       5,156,227              MLCC Mortgage Investors,
                                Inc., 1.620%, due 01/25/29                                5,163,085
         401,671              Prime Mortgage Trust,
                                1.700%, due 02/25/34                                        401,693
       2,721,952              Residential Accredit Loans,
                                Inc., 1.750%, due 03/25/18                                2,730,035
         706,001              Residential Funding Mtg Sec I,
                                1.600%, due 12/25/33                                        706,506
       9,221,609              Sequoia Mortgage Trust,
                                1.600%, due 01/20/34                                      9,201,013
       4,600,000              Structured Asset Securities
                                Corp., 6.000%,
                                due 03/25/34                                              4,710,570
       3,036,000              Thornburg Mortgage
                                Securities Trust, 1.610%,
                                due 05/25/44                                              3,036,000
       4,631,863              Washington Mutual, 1.900%,
                                due 01/25/34                                              4,572,000
       3,581,617              Washington Mutual, 5.000%,
                                due 06/25/18                                              3,565,710
         611,893              Wells Fargo Mortgage
                                Backed Securities Trust,
                                1.800%, due 02/25/34                                        611,771
       2,225,000              Wells Fargo Mortgage
                                Backed Securities Trust,
                                4.500%, due 08/25/18                                      2,066,984
                                                                                   ----------------
                                                                                         80,782,411
                                                                                   ----------------
                              WHOLE LOAN COLLATERALIZED PLANNED
                                AMORTIZATION CLASS: 0.8%
       3,095,605              GSR Mortgage Loan Trust,
                                1.700%, due 10/25/32                                      3,096,667
$        888,173              MASTR Alternative Loans
                                Trust, 1.700%,
                                due 11/25/33                                         $      889,534
       2,609,765              MASTR Alternative Loans
                                Trust, 8.500%,
                                due 05/25/33                                              2,678,303
       3,138,000              Residential Funding
                                Securities Corp., 4.750%,
                                due 02/25/33                                              3,176,079
         885,183              Residential Funding
                                Securities Corp., 8.500%,
                                due 05/25/33                                                942,060
         739,796              Washington Mutual,
                                1.700%, due 03/25/34                                        740,012
                                                                                   ----------------
                                                                                         11,522,655
                                                                                   ----------------
                              WHOLE LOAN COLLATERALIZED
                                SUPPORT CMO: 0.1%
       1,231,039              Bank of America Mortgage
                                Securities, 5.500%,
                                due 11/25/33                                              1,217,463
                                                                                   ----------------
                                                                                          1,217,463
                                                                                   ----------------

                              Total Collateralized
                                Mortgage Obligations and
                                Asset-Backed Securities
                                (Cost $148,630,608)                                     148,568,234
                                                                                   ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.0%

                              AGENCY COLLATERAL CMO: 0.9%
       9,037,470              1.890%, due 04/15/32                                        9,136,778
       3,209,735              6.000%, due 01/15/29                                        3,269,185
                                                                                   ----------------
                                                                                         12,405,963
                                                                                   ----------------
                              AGENCY COLLATERAL PAC CMO: 0.4%
       3,441,000              6.000%, due 01/15/28                                        3,581,384
       2,276,000              6.000%, due 01/15/29                                        2,325,903
                                                                                   ----------------
                                                                                          5,907,287
                                                                                   ----------------
                              FEDERAL HOME LOAN
                                MORTGAGE CORPORATION: 2.9%
      11,120,000       L      2.700%, due 03/16/07                                       10,938,665
       5,330,000              2.750%, due 02/09/07                                        5,258,733
             561              5.500%, due 05/01/23                                              569
       6,800,000              5.500%, due 07/15/34                                        6,770,250
       3,661,946              6.000%, due 01/15/29                                        3,697,946
       9,930,000              6.000%, due 07/15/33                                       10,141,013
         859,685              6.500%, due 11/01/28                                          898,680
       2,490,000              6.500%, due 08/15/34                                        2,585,711
                                                                                   ----------------
                                                                                         40,291,567
                                                                                   ----------------
                              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION: 9.0%
         240,000              2.859%, due 12/26/29                                          238,594
       5,345,000       L      2.875%, due 05/19/08                                        5,150,298
       8,382,000              4.500%, due 07/01/17                                        8,190,790
       2,403,000              4.750%, due 12/25/42                                        2,409,572
      11,393,000              5.000%, due 07/01/18                                       11,407,240
       3,103,000              5.000%, due 08/15/19                                        3,096,211
      34,534,000              5.000%, due 07/15/34                                       33,357,702
       2,705,000       L      5.250%, due 08/01/12                                        2,707,429
         109,980              5.500%, due 07/15/19                                          112,489
       4,075,000              5.500%, due 08/15/19                                        4,152,678
       8,115,000              5.500%, due 07/15/34                                        8,076,957

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                        VALUE
---------------------------------------------------------------------------------------------------
                              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION (CONTINUED)
$        187,511              6.000%, due 06/01/16                                 $        195,720
         823,672              6.000%, due 07/01/16                                          859,729
         168,593              6.000%, due 07/01/16                                          175,974
         127,305              6.000%, due 08/01/16                                          132,878
         191,516              6.000%, due 08/01/16                                          199,899
         138,433              6.000%, due 10/01/16                                          144,493
           4,807              6.000%, due 10/01/16                                            5,017
         135,905              6.000%, due 10/01/16                                          141,854
       1,128,607              6.000%, due 03/01/17                                        1,177,524
         217,702              6.000%, due 04/01/17                                          227,137
         179,892              6.000%, due 04/01/17                                          187,689
         129,483              6.000%, due 04/01/17                                          135,096
         597,910              6.000%, due 06/01/17                                          623,826
         154,264              6.000%, due 09/01/17                                          160,950
         118,129              6.000%, due 10/01/17                                          123,249
         654,309              6.000%, due 11/01/17                                          682,951
         659,713              6.000%, due 12/01/17                                          688,307
         691,195              6.000%, due 12/01/18                                          721,191
       3,844,223              6.000%, due 07/25/29                                        3,900,682
       1,633,458              6.000%, due 07/25/29                                        1,657,975
       2,316,472              6.000%, due 04/25/31                                        2,347,629
       5,605,000              6.000%, due 08/01/33                                        5,699,584
       3,675,000              6.000%, due 07/15/34                                        3,751,947
       4,923,750              6.500%, due 04/01/30                                        5,139,455
       5,182,000              6.500%, due 07/15/33                                        5,395,758
       2,320,000       L      6.625%, due 11/15/10                                        2,579,274
          16,734              7.000%, due 06/01/29                                           17,721
         158,764              7.000%, due 06/01/29                                          168,123
          71,032              7.000%, due 06/01/29                                           75,308
           1,637              7.000%, due 08/01/29                                            1,733
          14,991              7.000%, due 10/01/29                                           15,875
         448,387              7.000%, due 11/01/29                                          474,821
           1,014              7.000%, due 01/01/30                                            1,074
         277,269              7.000%, due 01/01/30                                          293,615
         430,225              7.000%, due 03/01/30                                          455,589
         308,613              7.000%, due 01/01/31                                          326,713
       2,265,437              7.000%, due 06/01/31                                        2,400,429
          16,692              7.000%, due 08/01/31                                           17,671
         587,694              7.000%, due 08/01/31                                          621,667
          74,047              7.000%, due 10/01/31                                           78,327
          64,431              7.000%, due 01/01/32                                           68,155
          64,930              7.000%, due 01/01/32                                           68,683
          17,309              7.000%, due 04/01/32                                           18,274
          41,000              7.000%, due 05/01/32                                           43,285
          73,945              7.000%, due 07/01/32                                           78,065
       2,591,000              7.000%, due 07/15/33                                        2,732,697
         154,585              7.500%, due 10/01/30                                          165,766
         217,097              7.500%, due 10/01/30                                          232,800
          74,975              7.500%, due 11/01/30                                           80,398
         190,653              7.500%, due 11/01/30                                          204,443
       1,314,791              7.500%, due 06/25/32                                        1,409,699
       1,678,085              7.500%, due 01/25/48                                        1,790,364
                                                                                   ----------------
                                                                                        127,797,043
                                                                                   ----------------
                              GOVERNMENT NATIONAL
                                MORTGAGE ASSOCIATION: 0.8%
          90,060              4.000%, due 12/20/29                                           91,220
         339,936              4.375%, due 04/20/28                                          340,913
         443,464              6.500%, due 10/15/31                                          464,149
       1,171,877              7.000%, due 09/15/24                                        1,251,834
       1,217,927              7.000%, due 10/15/24                                        1,301,031
         523,377              7.000%, due 10/15/24                                          559,089
$        313,674              7.000%, due 11/15/24                                 $        335,105
       3,058,125              7.500%, due 12/15/23                                        3,317,198
       2,521,426              8.000%, due 12/15/17                                        2,777,792
         195,280              8.000%, due 07/15/24                                          215,529
                                                                                   ----------------
                                                                                         10,653,860
                                                                                   ----------------
                              Total U.S. Government
                                 Agency Obligations
                                 (Cost $196,329,374)                                    197,055,720
                                                                                   ----------------
U.S. TREASURY OBLIGATIONS: 6.2%

                              U.S. TREASURY BONDS: 4.4%
      10,287,000      L,S     4.000%, due 02/15/14                                        9,807,214
      11,429,000     W,L,S    4.750%, due 05/15/14                                       11,551,782
       6,104,000       L      5.290%, due 05/15/16                                        3,310,712
      12,583,000       L      5.375%, due 02/15/31                                       12,694,586
       5,186,000       L      5.500%, due 08/15/28                                        5,255,487
       5,010,000       L      6.250%, due 08/15/23                                        5,549,362
       5,019,000      L,S     10.375%, due 11/15/12                                       6,130,242
       5,173,000       L      13.250%, due 05/15/14                                       7,327,477
                                                                                   ----------------
                                                                                         61,626,862
                                                                                   ----------------
                              U.S. TREASURY NOTES: 1.8%
      12,500,000      L,S     1.625%, due 01/31/05                                       12,496,587
       5,653,000      L,S     2.500%, due 05/31/06                                        5,635,781
       4,927,000      L,S     3.125%, due 05/15/07                                        4,928,542
       2,145,000      L,S     4.000%, due 06/15/09                                        2,164,022
                                                                                   ----------------
                                                                                         25,224,932
                                                                                   ----------------
                              Total U.S. Treasury Obligations
                                (Cost $87,502,562)                                       86,851,794
                                                                                   ----------------

OTHER BONDS: 0.7%

                              SOVEREIGN: 0.7%
         518,588      @@      Brazilian Government Intl.
                                Bond, 2.188%,
                                due 04/15/12                                                436,708
         606,000      @@      Brazilian Government Intl.
                                Bond, 10.000%,
                                due 08/07/11                                                590,850
       1,078,000      @@      Colombia Government Intl.
                                Bond, 10.000%,
                                due 01/23/12                                              1,121,120
         989,000      @@      Dominican Republic Intl.
                                Bond, 9.040%,
                                due 01/23/13                                                613,180
         455,000      @@      Ecuador Government Intl.
                                Bond, 7.000%,
                                due 08/15/30                                                322,481
         106,000      @@      Panama Government
                                International Bond,
                                9.375%, due 07/23/12                                        116,335
         304,000      @@      Panama Government Intl.
                                Bond, 9.375%,
                                due 01/16/23                                                311,600
       1,059,000      @@      Peru Government Intl.
                                Bond, 4.500%,
                                due 03/07/17                                                860,069
         276,000     @@,L     Philippine Government Intl.
                                Bond, 9.875%,
                                due 01/15/19                                                276,000
       2,206,000      @@      Russia Government Intl.
                                Bond, 5.000%,
                                due 03/31/30                                              2,019,593

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              SOVEREIGN (CONTINUED)
$        979,000      @@,L    Turkey Government Intl.
                                Bond, 12.375%,
                                due 06/15/09                                       $      1,124,626
         464,000      #,@@    Ukraine Government Intl.
                                Bond, 7.650%,
                                due 06/11/13                                                444,280
         823,729     @@,XX    Uruguay Government Intl.
                                Bond, 10.500%,
                                due 10/20/06                                                906,036
         853,000     @@,L     Venezuela Government Intl.
                                Bond, 10.750%,
                                due 09/19/13                                                842,338
                                                                                   ----------------
                              Total Other Bonds
                                (Cost $10,295,400)                                        9,985,216
                                                                                   ----------------
                              Total Long-Term Investments
                                (Cost $1,345,551,576)                                 1,416,090,991
                                                                                   ----------------

SHORT-TERM INVESTMENTS: 31.9%
                              COMMERCIAL PAPER: 4.9%
       3,000,000              Concord Minutemen Cap.,
                                1.160%, due 07/07/05                                      2,999,955
       4,000,000       S      DaimlerChrystler Holdings
                                Corp., 1.450%, due 07/14/04                               3,997,744
       6,300,000       S      DaimlerChrystler Holdings
                                Corp., 1.250%,
                                due 07/07/04                                              6,298,469
       4,315,000       S      Ford Motor Credit Co.,
                                1.410%, due 07/19/04                                      4,311,789
       6,000,000       S      General Motors Corp.,
                                1.270%, due 07/01/04                                      5,999,788
       6,000,000       S      General Motors Corp.,
                                1.280%, due 07/06/04                                      5,998,720
       9,600,000       S      Hertz Corp., 1.520%,
                                due 07/08/04                                              9,596,753
      10,000,000       S      Kraft Foods, 1.180%,
                                due 07/01/04                                              9,999,673
       6,000,000              Royal Bank of Scotland,
                                1.400%, due 10/21/04                                      5,996,700
       8,000,000       S      St. Germain Holdings Ltd.,
                                1.230%, due 07/06/04                                      7,998,360
       2,550,000       S      St. Germain Holdings Ltd.,
                                1.230%, due 07/13/04                                      2,548,867
       3,049,000       S      Thunder Bay Funding Corp.,
                                1.190%, due 07/02/04                                      3,048,798
                                                                                   ----------------
                              Total Commercial Paper
                                (Cost $68,801,230)                                       68,795,616
                                                                                   ----------------
                              REPURCHASE AGREEMENT: 2.1%
      29,936,000       S      Goldman Sachs Repurchase
                                Agreement dated, 1.500%,
                                due 07/01/04, $29,937,247
                                to be received upon repurchase
                                (Collateralized by $30,065,000
                                Federal National Mortgage
                                Association, 5.250%,
                                Market Value plus accrued
                                interest $30,539,701
                                due 08/01/12)                                            29,936,000
                                                                                   ----------------
                              Total Repurchase Agreement
                                (Cost $29,936,000)                                       29,936,000
                                                                                   ----------------
                              SECURITIES LENDING COLLATERAL(cc): 24.9%
$    326,812,169              The Bank of New York Institutional
                                Cash Reserve Fund, 1.250%                          $    326,812,169
                                                                                   ----------------
                              Total Securities Lending Collateral
                                (Cost $326,812,169)                                     326,812,169
                                                                                   ----------------
                              Total Short-Term Investments
                                (Cost $425,549,399)                                     425,543,785
                                                                                   ----------------
                              TOTAL INVESTMENTS IN
                                SECURITIES
                                (COST $1,771,100,975)*           130.6%            $  1,841,634,776
                              OTHER ASSETS AND
                                LIABILITIES-NET                  (30.6)                (432,006,520)
                                                                 -----             ----------------
                              NET ASSETS                         100.0%            $  1,409,628,256
                                                                 =====             ================

@    Non-income producing security
@@   Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
L    Loaned security, a portion or all of the security is on loan at June 30,
     2004.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
W    When-issued or delayed delivery security.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $1,797,761,098. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                       $   63,450,963

              Gross Unrealized Depreciation                          (19,577,285)
                                                                  --------------
              Net Unrealized Appreciation                         $   43,873,678
                                                                  ==============

Information concerning open futures contracts at June 30, 2004 is shown below:

                   NO. OF       NOTIONAL     EXPIRATION   UNREALIZED
SHORT CONTRACTS   CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
---------------   ---------   ------------   ----------   -----------
U.S. 2 Year
  Treasury Note      116      $(24,423,438)    Sep-04     $   (27,128)
U.S. 5 Year
  Treasury Note      150       (16,303,125)    Sep-04        (122,625)
                              ------------                -----------
                              $(40,726,563)               $  (149,753)
                              ============                ===========
LONG CONTRACTS
--------------
U.S. Long Bond       120      $ 12,765,000     Sep-04     $   266,588
                              ============                ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO               as of June 30, 2004 (Unaudited)

SHARES                                                                                  VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK: 98.2%
                              AEROSPACE/DEFENSE: 5.6%
       1,386,400       L      Boeing Co.                                           $     70,831,176
       1,413,600       L      Northrop Grumman Corp.                                     75,910,320
         650,300              United Technologies Corp.                                  59,489,444
                                                                                   ----------------
                                                                                        206,230,940
                                                                                   ----------------
                              AGRICULTURE: 2.0%
       1,486,500              Altria Group, Inc.                                         74,399,325
                                                                                   ----------------
                                                                                         74,399,325
                                                                                   ----------------
                              APPAREL: 1.0%
         963,500              Jones Apparel Group, Inc.                                  38,038,980
                                                                                   ----------------
                                                                                         38,038,980
                                                                                   ----------------
                              BANKS: 6.4%
       1,375,000       L      Bank of America Corp.                                     116,352,500
         162,709              City National Corp.                                        10,689,981
       1,254,700              Mellon Financial Corp.                                     36,800,351
       1,218,200              Wells Fargo & Co.                                          69,717,586
                                                                                   ----------------
                                                                                        233,560,418
                                                                                   ----------------
                              BEVERAGES: 1.2%
         900,000              Coca-Cola Co.                                              45,432,000
                                                                                   ----------------
                                                                                         45,432,000
                                                                                   ----------------
                              BIOTECHNOLOGY: 1.2%
         785,000      @,L     Amgen, Inc.                                                42,837,450
                                                                                   ----------------
                                                                                         42,837,450
                                                                                   ----------------
                              BUILDING MATERIALS: 0.7%
         600,000      @,L     American Standard Cos., Inc.                               24,186,000
                                                                                   ----------------
                                                                                         24,186,000
                                                                                   ----------------
                              COMPUTERS: 2.1%
       3,566,400       L      Hewlett-Packard Co.                                        75,251,040
                                                                                   ----------------
                                                                                         75,251,040
                                                                                   ----------------
                              DIVERSIFIED FINANCIAL SERVICES: 12.9%
         331,400              Bear Stearns Cos., Inc.                                    27,940,334
         526,400       L      Capital One Financial Corp.                                35,995,232
       2,859,700       L      Citigroup, Inc.                                           132,976,050
         760,500       L      Countrywide Financial Corp.                                53,425,125
       2,413,000      @,L     E*Trade Financial Corp.                                    26,904,950
         509,800              Fannie Mae                                                 36,379,328
         721,000              Franklin Resources, Inc.                                   36,107,680
       1,078,000              JP Morgan Chase & Co.                                      41,794,060
         599,800              Lehman Brothers Holdings, Inc.                             45,134,950
         673,100       @      Morgan Stanley                                             35,519,487
                                                                                   ----------------
                                                                                        472,177,196
                                                                                   ----------------
                              ELECTRIC: 0.8%
       2,193,200      @,L     Calpine Corp.                                               9,474,624
         700,000              Edison Intl.                                               17,899,000
                                                                                   ----------------
                                                                                         27,373,624
                                                                                   ----------------
                              ELECTRONICS: 0.8%
         975,000      @,L     Agilent Technologies, Inc.                                 28,548,000
                                                                                   ----------------
                                                                                         28,548,000
                                                                                   ----------------
                              ENGINEERING AND CONSTRUCTION: 0.6%
         575,082       @      Jacobs Engineering Group, Inc.                             22,646,729
                                                                                   ----------------
                                                                                         22,646,729
                                                                                   ----------------
                              ENTERTAINMENT: 2.1%
       1,950,000              International Game Technology                        $     75,270,000
                                                                                   ----------------
                                                                                         75,270,000
                                                                                   ----------------
                              FOOD: 1.0%
       2,198,000              Archer-Daniels-Midland Co.                                 36,882,440
                                                                                   ----------------
                                                                                         36,882,440
                                                                                   ----------------
                              HEALTHCARE-PRODUCTS: 3.4%
         314,200              Guidant Corp.                                              17,557,496
       1,950,100       L      Johnson & Johnson                                         108,620,570
                                                                                   ----------------
                                                                                        126,178,066
                                                                                   ----------------
                              HEALTHCARE-SERVICES: 1.9%
         500,000              Aetna, Inc.                                                42,500,000
       1,236,400       L      Health Management
                              Associates, Inc.                                           27,720,088
                                                                                   ----------------
                                                                                         70,220,088
                                                                                   ----------------
                              INSURANCE: 1.5%
         816,600       L      Hartford Financial Services
                              Group, Inc.                                                56,133,084
                                                                                   ----------------
                                                                                         56,133,084
                                                                                   ----------------
                              INTERNET: 2.2%
         880,200      @,L     eBay, Inc.                                                 80,934,390
                                                                                   ----------------
                                                                                         80,934,390
                                                                                   ----------------
                              LODGING: 1.1%
       2,726,200      @,L     Caesars Entertainment, Inc.                                40,893,000
                                                                                   ----------------
                                                                                         40,893,000
                                                                                   ----------------
                              MEDIA: 2.5%
       2,662,800      @,L     Time Warner, Inc.                                          46,812,024
       1,204,300       L      Viacom, Inc.                                               43,017,596
                                                                                   ----------------
                                                                                         89,829,620
                                                                                   ----------------
                              MISCELLANEOUS MANUFACTURING: 7.7%
       1,390,000       L      Danaher Corp.                                              72,071,500
       2,425,300              General Electric Co.                                       78,579,720
         555,000              ITT Industries, Inc.                                       46,065,000
       2,524,200      @@      Tyco Intl. Ltd.                                            83,651,988
                                                                                   ----------------
                                                                                        280,368,208
                                                                                   ----------------
                              OIL AND GAS: 8.1%
         660,000       L      Burlington Resources, Inc.                                 23,878,800
         900,000       L      ChevronTexaco Corp.                                        84,699,000
       2,618,500              Exxon Mobil Corp.                                         116,287,585
       1,410,000     @@,L     Royal Dutch Petroleum Co. ADR                              72,854,700
                                                                                   ----------------
                                                                                        297,720,085
                                                                                   ----------------
                              OIL AND GAS SERVICES: 0.7%
         894,000       L      Halliburton Co.                                            27,052,440
                                                                                   ----------------
                                                                                         27,052,440
                                                                                   ----------------
                              PHARMACEUTICALS: 5.1%
       1,600,000              Bristol-Myers Squibb Co.                                   39,200,000
       3,555,200              Pfizer, Inc.                                              121,872,256
         408,000     @@,L     Teva Pharmaceutical
                                Industries ADR                                           27,454,320
                                                                                   ----------------
                                                                                        188,526,576
                                                                                   ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO   as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              RETAIL: 5.6%
         750,000       L      CVS Corp.                                            $     31,515,000
       3,360,000       L      Gap, Inc.                                                  81,480,000
         500,000              Limited Brands                                              9,350,000
         220,282       L      RadioShack Corp.                                            6,306,674
       1,425,000       L      Wal-Mart Stores, Inc.                                      75,183,000
                                                                                   ----------------
                                                                                        203,834,674
                                                                                   ----------------
                              SEMICONDUCTORS: 4.9%
       1,442,800       @      Applied Materials, Inc.                                    28,307,736
       2,566,900              Intel Corp.                                                70,846,440
         596,100      @,L     Kla-Tencor Corp.                                           29,435,418
       2,250,000      @,L     LSI Logic Corp.                                            17,145,000
       1,417,800              Texas Instruments, Inc.                                    34,282,404
                                                                                   ----------------
                                                                                        180,016,998
                                                                                   ----------------
                              SOFTWARE: 7.5%
         725,800      @,L     Electronic Arts, Inc.                                      39,592,390
       6,886,600      L,S     Microsoft Corp.                                           196,681,296
         272,100      @,L     Pixar, Inc.                                                18,913,671
       1,700,000      @,L     Siebel Systems, Inc.                                       18,156,000
                                                                                   ----------------
                                                                                        273,343,357
                                                                                   ----------------
                              TELECOMMUNICATIONS: 7.6%
       4,950,000       @      Cisco Systems, Inc.                                       117,315,000
       8,300,000      @,L     JDS Uniphase Corp.                                         31,457,000
       1,969,000              Motorola, Inc.                                             35,934,250
       1,559,700      @,L     Nextel Communications, Inc.                                41,581,602
       1,510,000       L      Scientific-Atlanta, Inc.                                   52,095,000
                                                                                   ----------------
                                                                                        278,382,852
                                                                                   ----------------
                              Total Common Stock
                                (Cost $3,227,963,988)                                 3,596,267,580
                                                                                   ----------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%

                              OIL AND GAS: 0.0%
$        532,000      L,S     Devon Energy Corp., 4.90%,
                                due 08/15/08                                                551,285
         727,000       S      Devon Energy Corp., 4.95%,
                                due 08/15/08                                                748,810
                                                                                   ----------------
                              Total Corporate Bonds
                                (Cost $957,242)                                           1,300,095
                                                                                   ----------------
                              Total Long-Term Investments
                                (Cost $3,228,921,230)                                 3,597,567,675
                                                                                   ----------------

SHORT-TERM INVESTMENTS: 20.6%

                              REPURCHASE AGREEMENT: 3.1%
     113,822,000              Goldman Sachs Repurchase
                                Agreement dated 06/30/04,
                                1.500%, due 07/01/04,
                                $113,826,743 to be
                                received upon repurchase
                                (Collateralized by $110,985,000
                                Various U.S. Government
                                Agencies, 4.750%-6.250%,
                                Market Value plus accrued
                                interest $116,831,216,
                                due 01/02/07-08/01/12)                                  113,822,000
                                                                                   ----------------
                              Total Repurchase Agreement
                                (Cost $113,822,000)                                     113,822,000
                                                                                   ----------------
                              SECURITIES LENDING COLLATERAL: 17.5%
$     21,013,568              Allstate Financial, 1.400%,
                                due 11/15/04                                       $     21,013,568
     622,048,101              The Bank of New York Institutional
                                Cash Reserve Fund, 1.250%                               622,048,101
                                                                                   ----------------
                              Total Securities Lending Collateral
                                (Cost $643,061,669)                                     643,061,669
                                                                                   ----------------
                              Total Short-Term Investments
                                (Cost $756,883,669)                                     756,883,669
                                                                                   ----------------
                              TOTAL INVESTMENTS IN
                                SECURITIES (COST
                                $3,985,804,899)*         118.8%                    $  4,354,451,344
                              OTHER ASSETS AND
                                LIABILITIES-NET          (18.8)                        (690,028,058)
                                                         -----                     ----------------
                              NET ASSETS                 100.0%                    $  3,664,423,286
                                                         =====                     ================

@    Non-income producing security
@@   Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
* Cost for federal income tax purposes is $4,075,187,197. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation     $  334,891,770
              Gross Unrealized Depreciation        (55,627,623)
                                                --------------
              Net Unrealized Appreciation       $  279,264,147
                                                ==============

Information concerning open futures contracts at June 30, 2004 is shown below:

                  NO. OF       NOTIONAL     EXPIRATION   UNREALIZED
LONG CONTRACTS   CONTRACTS   MARKET VALUE      DATE        GAIN
--------------   ---------   ------------   ----------   ----------
S&P 500 Index       174      $ 49,607,400     Sep-04      $ 416,660
                             ============                 =========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                            as of June 30, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 26.1%
                              AIRLINES: 0.4%
$      1,065,000       #      American Airlines, Inc.,
                                7.250%, due 02/05/09                               $      1,018,406
       4,447,000              American Airlines, Inc.,
                                7.324%, due 10/15/09                                      3,661,556
                                                                                   ----------------
                                                                                          4,679,962
                                                                                   ----------------
                              AUTO MANUFACTURERS: 0.1%
         951,000       L      Ford Motor Co., 6.625%,
                                due 10/01/28                                                835,132
                                                                                   ----------------
                                                                                            835,132
                                                                                   ----------------
                              BANKS: 6.5%
       1,410,000      @@      Australia & New Zealand
                                Banking Group Ltd., 1.494%,
                                due 10/29/49                                              1,200,862
       2,242,000    #,@@,L    Banco Bradesco SA, 8.750%,
                                due 10/24/13                                              2,258,815
       5,031,000      @@      Banco Santander Chile SA,
                                7.375%, due 07/18/12                                      5,545,163
       1,370,000      @@      Bank of Ireland, 1.800%,
                                due 12/29/49                                              1,156,113
         569,000       #      BankAmerica Institutional
                                Capital B, 7.700%,
                                due 12/31/26                                                609,796
         777,000              Barnett Capital I, 8.060%,
                                due 12/01/26                                                851,706
         695,000              Barnett Capital II, 7.950%,
                                due 12/01/26                                                764,107
         810,000              BNY Capital I, 7.970%,
                                due 12/31/26                                                880,953
       2,136,000      #,L     Danske Bank A/S, 5.914%,
                                due 12/29/49                                              2,169,085
       6,412,000       #      Dresdner Funding Trust I,
                                8.151%, due 06/30/31                                      7,163,235
         289,000              FBS Capital I, 8.090%,
                                due 11/15/26                                                319,434
       1,180,000              First Union Capital I, 7.935%,
                                due 01/15/27                                              1,291,460
       1,560,000              First Union Institutional
                                Capital II, 7.850%,
                                due 01/01/27                                              1,677,752
         885,000              Fleet Capital Trust II, 7.920%,
                                due 12/11/26                                                946,161
       2,312,000    #,@@,L    HBOS Capital Funding LP,
                                6.071%, due 06/30/49                                      2,325,539
         735,000      @@      Hongkong & Shanghai Banking
                                Corp. Ltd., 1.313%,
                                due 07/29/49                                                624,243
       4,450,000      @@      HSBC Bank PLC, 1.975%,
                                due 06/29/49                                              3,767,161
       2,300,000      @@      HSBC Bank PLC, 2.125%,
                                due 06/29/49                                              1,949,250
       3,180,000      @@      Lloyds TSB Bank PLC, 1.270%,
                                due 08/29/49                                              2,739,300
       2,850,000      @@      Lloyds TSB Bank PLC, 2.188%,
                                due 06/29/49                                              2,489,914
       3,363,000              M&T Bank Corp., 3.850%,
                                due 04/01/13                                              3,301,551
       4,770,000              Mellon Capital I, 7.720%,
                                due 12/01/26                                              5,172,750
       1,190,000      @@      National Westminster Bank PLC,
                                1.375%, due 08/29/49                                      1,027,057
$      3,560,000      @@      National Westminster Bank PLC,
                                1.438%, due 11/29/49                               $      3,010,895
         500,000              NB Capital Trust, 7.830%,
                                due 12/15/26                                                543,660
       2,415,000              NB Capital Trust IV, 8.250%,
                                due 04/15/27                                              2,685,065
       1,792,000     #,@@     Northern Rock PLC, 5.600%,
                                due 04/30/49                                              1,744,378
       2,773,000       #      Rabobank Capital Funding II,
                                5.260%, due 12/29/49                                      2,688,315
       1,520,000      @@      Royal Bank of Canada,
                                1.750%, due 06/29/85                                      1,306,597
         650,000      @@      Royal Bank of Scotland Group
                                PLC, 2.063%, due 12/29/49                                   560,981
         890,000      @@      Societe Generale, 1.688%,
                                due 11/29/49                                                744,183
       2,510,000      @@      Standard Chartered PLC,
                                1.315%, due 01/29/49                                      1,968,274
       1,850,000      @@      Standard Chartered PLC,
                                1.375%, due 07/29/49                                      1,451,016
       4,710,000      @@      Standard Chartered PLC,
                                1.800%, due 11/29/49                                      3,719,619
       4,240,000      @@      Standard Chartered PLC,
                                2.070%, due 12/29/49                                      3,339,000
         470,000       #      Wells Fargo Capital A,
                                7.730%, due 12/01/26                                        511,906
       1,620,000      @@      Westpac Banking Corp.,
                                1.338%, due 09/29/49                                      1,368,050
       5,028,000      #,L     Westpac Capital Trust IV,
                                5.256%, due 12/29/49                                      4,641,850
                                                                                   ----------------
                                                                                         80,515,196
                                                                                   ----------------
                              BEVERAGES: 0.7%
       4,358,000     #,@@     Cia Brasileira de Bebidas,
                                8.750%, due 09/15/13                                      4,619,480
         482,000      @@      Cia Brasileira de Bebidas,
                                10.500%, due 12/15/11                                       554,300
       3,762,000       #      Miller Brewing Co., 4.250%,
                                due 08/15/08                                              3,747,140
                                                                                   ----------------
                                                                                          8,920,920
                                                                                   ----------------
                              CHEMICALS: 0.1%
         901,000              Dow Chemical Co., 5.750%,
                                due 11/15/09                                                941,324
         874,000       #      Sociedad Quimica y Minera de
                                Chile SA, 7.700%,
                                due 09/15/06                                                935,667
                                                                                   ----------------
                                                                                          1,876,991
                                                                                   ----------------
                              DIVERSIFIED FINANCIAL SERVICES: 4.3%
       1,918,000       #      Arcel Finance Ltd., 6.361%,
                                due 05/01/12                                              1,906,693
       1,127,000       #      Arcel Finance Ltd., 7.048%,
                                due 09/01/11                                              1,121,365
       3,163,000       L      Boeing Capital Corp., 7.375%,
                                due 09/27/10                                              3,581,047
       4,840,000     #,@@     Brazilian Merchant Voucher
                                Receivables Ltd., 5.911%,
                                due 06/15/11                                              4,706,900
         444,000              CitiCorp Capital I, 7.933%,
                                due 02/15/27                                                485,866
         487,000              Citigroup Capital II, 7.750%,
                                due 12/01/36                                                524,987

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      1,119,000       #      Corestates Capital Trust I,
                                8.000%, due 12/15/26                               $      1,225,916
         708,000       #      Farmers Exchange Capital,
                                7.050%, due 07/15/28                                        681,422
       4,087,000       #      Farmers Exchange Capital,
                                7.200%, due 07/15/48                                      3,962,420
       1,225,000      @@      Financiere CSFB NV, 1.250%,
                                due 03/29/49                                                981,502
       2,053,000       L      Ford Motor Credit Co, 7.000%,
                                due 10/01/13                                              2,075,930
       2,043,000       L      General Motors Acceptance
                                Corp, 6.875%, due 08/28/12                                2,081,474
       1,382,000              General Motors Acceptance
                                Corp, 8.000%, due 11/01/31                                1,419,957
       2,735,000              General Motors Acceptance
                                Corp., 7.750%, due 01/19/10                               2,972,398
          20,089       #      Hollinger Participation Trust,
                                12.125%, due 11/15/10                                        23,504
         600,000              JPM Capital Trust I, 7.540%,
                                due 01/15/27                                                637,218
       5,426,000     XX,#     Mangrove Bay Pass-Through
                                Trust, 6.102%, due 07/15/33                               5,370,763
       1,231,000      L,S     Merrill Lynch & Co., Inc., 6.150%,
                                due 01/26/06                                              1,297,542
       1,480,000       #      Mizuho JGB Investment LLC,
                                9.870%, due 12/29/49                                      1,675,560
         985,000      #,L     Mizuho Preferred Capital Co
                                LLC, 8.790%, due 12/29/49                                 1,083,500
       2,801,000     #,@@     PF Export Receivables Master
                                Trust, 3.748%, due 06/01/13                               2,671,720
       3,716,676     #,@@     PF Export Receivables Master
                                Trust, 6.436%, due 06/01/15                               3,667,375
       1,530,000      #,L     SB Treasury Co LLC, 9.400%,
                                due 12/29/49                                              1,728,900
       5,257,000       #      Tokai Preferred Capital Co. LLC,
                                9.980%, due 12/29/49                                      5,922,430
          50,000              Universal City Development
                                Partners, 11.750%,
                                due 04/01/10                                                 58,125
       1,340,000       #      Wachovia Capital Trust V,
                                7.965%, due 06/01/27                                      1,471,857
                                                                                   ----------------
                                                                                         53,336,371
                                                                                   ----------------
                              ELECTRIC: 4.6%
       2,405,000      #,L     AES Gener SA, 7.500%,
                                due 03/25/14                                              2,284,750
       2,291,484       #      Allegheny Energy Supply
                                Statutory Trust 2001,
                                10.250%, due 11/15/07                                     2,480,531
         241,216       #      Allegheny Energy Supply
                                Statutory Trust 2001,
                                13.000%, due 11/15/07                                       247,246
       1,700,000       L      Consumers Energy Co.,
                                4.250%, due 04/15/08                                      1,686,227
       2,287,000       L      Consumers Energy Co.,
                                4.800%, due 02/17/09                                      2,291,199
       3,047,000              DTE Energy Co., 2.324%,
                                due 06/01/07                                              3,045,742
       5,863,000     @@,L     Empresa Nacional de
                                Electricidad SA/Chile,
                                7.750%, due 07/15/08                                      6,261,784
       7,810,000              Enserch Capital I, 2.460%,
                                due 07/01/28                                              7,308,668
$      3,494,000              Enterprise Capital Trust II,
                                2.806%, due 06/30/28                               $      3,306,079
       2,330,000       L      FirstEnergy Corp., 6.450%,
                                due 11/15/11                                              2,419,174
       3,337,000       #      Monongahela Power Co.,
                                6.700%, due 06/15/14                                      3,385,530
       4,868,000              Ohio Power Co., 6.375%,
                                due 07/15/33                                              4,779,295
       9,040,000       #      PG&E Corp., 6.875%,
                                due 07/15/08                                              9,492,000
         624,237     #,L,S    Power Contract Financing LLC,
                                5.200%, due 02/01/06                                        628,317
       4,900,000      #,L     Power Contract Financing LLC,
                                6.256%, due 02/01/10                                      4,995,584
         747,660              PPL Montana LLC, 8.903%,
                                due 07/02/20                                                815,417
       1,273,000       #      Tenaska Virginia Partners LP,
                                6.119%, due 03/30/24                                      1,261,558
                                                                                   ----------------
                                                                                         56,689,101
                                                                                   ----------------
                              FOOD: 0.9%
       1,728,000              Kroger Co., 7.250%,
                                due 06/01/09                                              1,921,645
       3,042,000              Safeway, Inc., 4.800%,
                                due 07/16/07                                              3,111,650
       2,073,000       L      Supervalu, Inc., 7.875%,
                                due 08/01/09                                              2,343,906
       4,036,000              Tyson Foods, Inc., 7.250%,
                                due 10/01/06                                              4,349,266
                                                                                   ----------------
                                                                                         11,726,467
                                                                                   ----------------
                              GAS: 0.3%
       3,728,000       #      Williams Gas Pipelines Central,
                                Inc., 7.375%, due 11/15/06                                4,002,940
                                                                                   ----------------
                                                                                          4,002,940
                                                                                   ----------------
                              HOME BUILDERS: 0.0%
         117,000              Technical Olympic USA, Inc.,
                                9.000%, due 07/01/10                                        120,510
                                                                                   ----------------
                                                                                            120,510
                                                                                   ----------------
                              INSURANCE: 0.7%
       3,353,000       #      Farmers Insurance Exchange,
                                8.625%, due 05/01/24                                      3,765,027
       2,582,000       #      Monumental Global Funding II,
                                3.850%, due 03/03/08                                      2,578,251
       1,727,000       #      Zurich Capital Trust I, 8.376%,
                                due 06/01/37                                              1,913,134
                                                                                   ----------------
                                                                                          8,256,412
                                                                                   ----------------
                              LODGING: 0.1%
       1,494,000              Caesars Entertainment, Inc.,
                                9.375%, due 02/15/07                                      1,626,593
                                                                                   ----------------
                                                                                          1,626,593
                                                                                   ----------------
                              MEDIA: 0.1%
       1,218,000      L       Time Warner, Inc., 6.875%,
                                due 05/01/12                                              1,318,166
                                                                                   ----------------
                                                                                          1,318,166
                                                                                   ----------------
                              MINING: 0.5%
       1,350,000     #,@@     Corp Nacional del Cobre de
                                Chile - CODELCO, 6.375%,
                                due 11/30/12                                              1,431,595

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              MINING (CONTINUED)
$        474,000       L      Vale Overseas Ltd., 8.250%,
                                due 01/17/34                                       $        414,750
       3,763,000       L      Vale Overseas Ltd., 8.625%,
                                due 03/08/07                                              4,045,225
                                                                                   ----------------
                                                                                          5,891,570
                                                                                   ----------------
                              MISCELLANEOUS MANUFACTURING: 0.4%
       6,078,000      #,L     Bombardier, Inc., 6.300%,
                                due 05/01/14                                              5,171,308
                                                                                   ----------------
                                                                                          5,171,308
                                                                                   ----------------
                              MULTI-NATIONAL: 0.6%
       4,113,000      @@      Corp. Andina de Fomento CAF,
                                5.200%, due 05/21/13                                      3,963,538
       3,588,000      @@      Corp. Andina de Fomento CAF,
                                6.875%, due 03/15/12                                      3,864,068
                                                                                   ----------------
                                                                                          7,827,606
                                                                                   ----------------
                              OIL AND GAS: 2.2%
       2,328,000              Amerada Hess Corp., 6.650%,
                                due 08/15/11                                              2,466,993
       3,271,000              Amerada Hess Corp., 7.875%,
                                due 10/01/29                                              3,543,756
       3,125,000     #,@@     Empresa Nacional de Petroleo
                                ENAP, 4.875%, due 03/15/14                                2,915,575
          50,000              Energy Partners Ltd., 8.750%,
                                due 08/01/10                                                 52,500
       7,101,000      @@      Husky Oil Co., 8.900%,
                                due 08/15/28                                              8,047,620
       6,943,000      #,L     Pemex Project Funding Master
                                Trust, 2.820%, due 06/15/10                               6,991,601
       1,416,000              Pemex Project Funding Master
                                Trust, 7.375%, due 12/15/14                               1,451,400
       1,947,000              Valero Energy Corp., 8.750%,
                                due 06/15/30                                              2,436,211
                                                                                   ----------------
                                                                                         27,905,656
                                                                                   ----------------
                              PACKAGING AND CONTAINERS: 0.4%
       1,357,000       #      Sealed Air Corp., 5.375%,
                                due 04/15/08                                              1,404,517
       3,796,000       #      Sealed Air Corp., 6.950%,
                                due 05/15/09                                              4,148,212
                                                                                   ----------------
                                                                                          5,552,729
                                                                                   ----------------
                              REAL ESTATE: 0.6%
       3,262,000              EOP Operating LP, 7.750%,
                                due 11/15/07                                              3,622,791
         548,000              Liberty Property LP, 6.375%,
                                due 08/15/12                                                576,381
       2,884,000              Liberty Property LP, 7.750%,
                                due 04/15/09                                              3,278,837
                                                                                   ----------------
                                                                                          7,478,009
                                                                                   ----------------
                              RETAIL: 0.0%
         115,000       L      Dollar General Corp., 8.625%,
                                due 06/15/10                                                128,369
                                                                                   ----------------
                                                                                            128,369
                                                                                   ----------------
                              SAVINGS AND LOANS: 0.9%
       2,843,000       L      Great Western Financial,
                                8.206%, due 02/01/27                                      3,095,970
       3,909,000              Sovereign Bancorp, Inc.,
                                10.500%, due 11/15/06                                     4,480,832
$      3,779,000       L      Washington Mutual, Inc.,
                                4.375%, due 01/15/08                               $      3,806,114
                                                                                   ----------------
                                                                                         11,382,916
                                                                                   ----------------
                              TELECOMMUNICATIONS: 1.5%
       1,720,000       #      Brasil Telecom SA, 9.375%,
                                due 02/18/14                                              1,677,000
       3,063,000       S      Cia de Telecomunicaciones
                                de Chile SA, 7.625%,
                                due 07/15/06                                              3,303,651
       4,543,000      L,S     Sprint Capital Corp., 4.780%,
                                due 08/17/06                                              4,633,238
       1,425,000       L      Sprint Capital Corp., 8.750%,
                                due 03/15/32                                              1,665,285
       2,695,000       L      Sprint Capital Corp., 6.875%,
                                due 11/15/28                                              2,598,026
       3,220,000              Verizon Florida, Inc., 6.125%,
                                due 01/15/13                                              3,315,270
       2,080,000              Verizon Virginia, Inc., 4.625%,
                                due 03/15/13                                              1,945,588
                                                                                   ----------------
                                                                                         19,138,058
                                                                                   ----------------
                              TRANSPORTATION: 0.2%
       1,910,000       #      MISC Capital Ltd., 5.000%,
                                due 07/01/09                                              1,915,079
                                                                                   ----------------
                                                                                          1,915,079
                                                                                   ----------------
                              Total Corporate Bonds
                                (Cost $327,320,764)                                     326,296,061
                                                                                   ----------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 28.2%

                              AGENCY COLLATERAL CMO: 0.3%
       4,145,247              Vendee Mortgage Trust,
                                5.840%, due 09/15/23                                      4,106,924
                                                                                   ----------------
                                                                                          4,106,924
                                                                                   ----------------
                              AUTOMOBILE ASSET BACKED SECURITIES: 1.1%
       9,200,000              Capital Auto Receivables Asset
                                Trust, 2.750%, due 04/16/07                               9,188,998
       4,320,000              Nissan Auto Receivables
                                Owner Trust, 2.610%,
                                due 07/15/08                                              4,274,525
                                                                                   ----------------
                                                                                         13,463,523
                                                                                   ----------------
                              COMMERCIAL MORTGAGE-BACKED
                                SECURITIES: 4.3%
       5,078,000              Bear Stearns Commercial
                                Mortgage Securities, 1.400%,
                                due 06/25/34                                              5,074,826
       3,372,000              Bear Stearns Commercial
                                Mortgage Securities, 4.170%,
                                due 01/12/41                                              3,340,553
       6,167,579              Chase Manhattan Bank-First
                                Union National Bank,
                                7.439%, due 08/15/31                                      6,950,158
       3,639,033              CS First Boston Mortgage
                                Securities Corp., 3.727%,
                                due 03/15/35                                              3,525,285
       9,380,000              JP Morgan Chase Commercial
                                Mortgage Securities Corp.,
                                6.244%, due 04/15/35                                     10,007,888
       5,220,000              LB-UBS Commercial Mortgage
                                Trust, 6.226%, due 03/15/26                               5,605,697

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                As of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                                SECURITIES (CONTINUED)
$      4,500,000       L      LB-UBS Commercial Mortgage
                                Trust, 7.370%, due 08/15/26                        $      5,086,829
       9,380,000              Mortgage Capital Funding, Inc.,
                                6.663%, due 03/18/30                                     10,113,257
       4,336,658              Prudential Commercial
                                Mortgage Trust, 3.669%,
                                due 02/11/36                                              4,192,416
                                                                                   ----------------
                                                                                         53,896,909
                                                                                   ----------------
                              CREDIT CARD ASSET BACKED SECURITIES: 1.0%
       8,800,000              Citibank Credit Card Issuance
                                Trust, 5.650%, due 06/16/08                               9,228,022
       3,460,000              Fleet Credit Card Master Trust II,
                                2.400%, due 07/15/08                                      3,440,090
                                                                                   ----------------
                                                                                         12,668,112
                                                                                   ----------------
                              HOME EQUITY ASSET BACKED SECURITIES: 3.8%
       2,748,940              Argent Securities, Inc., 1.620%,
                                due 03/25/34                                              2,751,506
       2,377,792              Asset Backed Funding
                                Certificates, 1.580%,
                                due 11/25/33                                              2,378,619
       7,164,525              Bayview Financial Acquisition
                                Trust, 1.820%, due 12/28/34                               7,177,958
       3,766,167              Centex Home Equity, 1.580%,
                                due 01/25/34                                              3,769,209
         695,000              Equity One ABS, Inc., 2.976%,
                                due 09/25/33                                                695,914
       5,689,154              Merrill Lynch Mortgage
                                Investors, Inc., 1.660%,
                                due 07/25/34                                              5,705,962
       3,542,000              New Century Home Equity Loan
                                Trust, 1.570%, due 04/25/34                               3,542,000
       1,831,636              Residential Asset Mortgage
                                Products, Inc., 1.610%,
                                due 06/25/33                                              1,830,671
       2,373,000              Residential Asset Securities
                                Corp., 1.580%, due 02/25/34                               2,374,379
       7,347,025              Residential Asset Securities
                                Corp., 1.610%, due 12/25/33                               7,366,042
       2,602,000              Residential Funding Mortgage
                                Securities II, 3.450%,
                                due 01/25/16                                              2,608,860
       7,465,000              Saxon Asset Securities Trust,
                                3.960%, due 06/25/33                                      7,312,029
                                                                                   ----------------
                                                                                         47,513,149
                                                                                   ----------------
                              OTHER ASSET-BACKED SECURITIES: 0.7%
         856,489              Ameriquest Mortgage
                                Securities, Inc., 1.600%,
                                due 02/25/34                                                857,688
       2,069,714              Amortizing Residential
                                Collateral Trust, 1.550%,
                                due 05/25/32                                              2,069,552
       2,154,000              Chase Funding Mortgage Loan
                                Asset-Backed Certificates,
                                1.600%, due 07/25/33                                      2,157,214
       3,256,000              Residential Asset Mortgage
                                Products, Inc., 2.140%,
                                due 02/25/30                                              3,222,884
                                                                                   ----------------
                                                                                          8,307,338
                                                                                   ----------------
                              WHOLE LOAN COLLATERALIZED MORTGAGE: 14.4%
$      3,643,985              Bank of America Alternative
                                Loan Trust, 1.750%,
                                due 12/25/33                                       $      3,635,725
       1,195,797              Bank of America Alternative
                                Loan Trust, 5.500%,
                                due 02/25/33                                              1,218,073
       6,123,702              Bank of America Mortgage
                                Securities, 1.750%,
                                due 12/25/33                                              6,132,265
       2,182,982              Bank of America Mortgage
                                Securities, 4.413%,
                                due 03/25/33                                              2,186,248
       5,548,405              Bank of America Mortgage
                                Securities, 5.000%,
                                due 06/25/33                                              5,598,417
       3,297,076              Bear Stearns Asset Backed
                                Securities, Inc., 5.625%,
                                due 11/25/32                                              3,360,642
       4,892,072              CitiCorp. Mortgage Securities,
                                Inc., 1.800%, due 10/25/33                                4,893,801
       2,949,183              Countrywide Alternative Loan
                                Trust, 1.700%, due 07/25/18                               2,955,773
       7,810,000              CS First Boston Mortgage
                                Securities Corp., 4.187%,
                                due 10/25/33                                              7,865,858
      10,317,016              First Horizon Alternative
                                Mortgage Securities, 4.875%,
                                due 06/25/34                                             10,387,778
       6,523,574              GMAC Mortgage Corp. Loan
                                Trust, 5.250%, due 04/25/34                               6,613,254
       9,269,000              GMAC Mortgage Corp. Loan
                                Trust, 5.500%, due 01/25/34                               9,340,424
       6,928,715              GSR Mortgage Loan Trust,
                                6.500%, due 01/25/34                                      7,200,458
       5,225,482              MASTR Alternative Loans Trust,
                                6.500%, due 05/25/33                                      5,354,071
       4,058,008              MASTR Asset Securitization
                                Trust, 1.750%, due 11/25/33                               4,052,388
       2,169,461              MASTR Asset Securitization
                                Trust, 8.000%, due 06/25/33                               2,292,906
      11,905,434              MLCC Mortgage Investors, Inc.,
                                1.620%, due 01/25/29                                     11,921,268
       3,531,036              Prime Mortgage Trust, 1.700%,
                                due 02/25/34                                              3,531,231
       6,290,157              Residential Accredit Loans, Inc.,
                                1.750%, due 03/25/18                                      6,308,836
       1,765,002              Residential Funding Mtg Sec I,
                                1.600%, due 12/25/33                                      1,766,266
       2,342,860              Residential Funding Mtg Sec I,
                                1.750%, due 05/25/33                                      2,340,056
       9,221,609              Sequoia Mortgage Trust,
                                1.600%, due 01/20/34                                      9,201,012
       9,947,295              Structured Asset Mortgage
                                Investments, Inc., 1.580%,
                                due 07/19/34                                              9,936,019
       4,351,909              Structured Asset Securities
                                Corp., 5.500%, due 07/25/33                               4,309,427
      11,900,000              Structured Asset Securities
                                Corp., 6.000%, due 03/25/34                              12,186,039
       4,588,000              Thornburg Mortgage Securities
                                Trust, 1.610%, due 05/25/44                               4,588,000
       6,564,012              Thornburg Mortgage Securities
                                Trust, 1.650%, due 12/25/33                               6,565,561

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              WHOLE LOAN COLLATERALIZED
                                MORTGAGE (CONTINUED)
$      6,871,013              Washington Mutual, 1.900%,
                                due 01/25/34                                       $      6,782,211
       3,195,040              Washington Mutual, 5.000%,
                                due 06/25/18                                              3,180,850
       1,223,786              Wells Fargo Mortgage Backed
                                Securities Trust, 1.800%,
                                due 02/25/34                                              1,223,543
       5,950,000              Wells Fargo Mortgage Backed
                                Securities Trust, 4.500%,
                                due 08/25/18                                              5,527,439
       9,021,964              Wells Fargo Mortgage Backed
                                Securities Trust, 5.000%,
                                due 12/25/33                                              8,867,989
                                                                                   ----------------
                                                                                        181,323,828
                                                                                   ----------------
                              WHOLE LOAN COLLATERALIZED PLANNED
                                AMORTIZATION CLASS: 2.3%
       7,146,204              GSR Mortgage Loan Trust,
                                1.700%, due 10/25/32                                      7,148,655
       3,330,649              MASTR Alternative Loans Trust,
                                1.700%, due 11/25/33                                      3,335,754
       6,697,182              MASTR Alternative Loans Trust,
                                8.500%, due 05/25/33                                      6,873,065
       7,610,000              Residential Funding Securities
                                Corp., 4.750%, due 02/25/33                               7,702,345
       2,270,522              Residential Funding Securities
                                Corp., 8.500%, due 05/25/33                               2,416,414
       1,479,592              Washington Mutual, 1.700%,
                                due 03/25/34                                              1,480,024
                                                                                   ----------------
                                                                                         28,956,257
                                                                                   ----------------
                              WL COLLATERALIZED SUPPORT CMO: 0.3%
       3,226,514              Bank of America Mortgage
                                Securities, 5.500%,
                                due 11/25/33                                              3,190,932
                                                                                   ----------------
                                                                                          3,190,932
                                                                                   ----------------
                              Total Collateralized Mortgage
                                Obligations and Asset-Backed
                                (Cost $355,626,761)                                     353,426,972
                                                                                   ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.6%

                              AGENCY COLLATERAL CMO: 2.3%
      20,687,932              1.890%, due 04/15/32                                       20,915,259
       7,571,434              6.000%, due 01/15/29                                        7,711,671
                                                                                   ----------------
                                                                                         28,626,930
                                                                                   ----------------
                              AGENCY COLLATERAL PAC CMO: 1.1%
       7,875,000              6.000%, due 01/15/28                                        8,196,280
       5,136,000              6.000%, due 01/15/29                                        5,248,610
         614,529              10.000%, due 02/25/19                                         694,461
                                                                                   ----------------
                                                                                         14,139,351
                                                                                   ----------------
                              FEDERAL HOME LOAN MORTGAGE
                                CORPORATION: 7.7%
      25,560,000              2.700%, due 03/16/07                                       25,143,193
      12,325,000              2.750%, due 02/09/07                                       12,160,202
       4,563,103              4.500%, due 04/01/14                                        4,478,054
       4,275,000              5.500%, due 07/15/34                                        4,256,297
       8,394,266              6.000%, due 01/15/29                                        8,476,788
      35,130,000              6.000%, due 07/15/33                                       35,876,513
       4,000,000              6.500%, due 07/15/34                                        4,168,752
$      1,198,518              7.500%, due 11/01/28                                 $      1,294,204
                                                                                   ----------------
                                                                                         95,854,003
                                                                                   ----------------
                              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION: 21.7%
         695,000              2.859%, due 12/26/29                                          690,930
      12,455,000       L      2.875%, due 05/19/08                                       12,001,302
      20,090,000              4.500%, due 07/01/17                                       19,631,707
       6,167,000              4.750%, due 12/25/42                                        6,183,866
      32,826,000              5.000%, due 07/01/18                                       32,867,034
      72,167,000              5.000%, due 07/15/34                                       69,708,849
       6,140,000       L      5.250%, due 08/01/12                                        6,145,514
          44,221              5.500%, due 11/01/16                                           45,397
         246,504              5.500%, due 12/01/16                                          253,063
          26,101              5.500%, due 04/01/17                                           26,780
          81,713              5.500%, due 02/01/18                                           83,837
          20,771              5.500%, due 06/01/18                                           21,303
         122,374              5.500%, due 10/01/18                                          125,555
       2,861,270              5.500%, due 07/15/19                                        2,926,541
       6,975,000              5.500%, due 08/15/19                                        7,107,957
      12,327,000              5.500%, due 07/15/34                                       12,269,211
         315,669              6.000%, due 06/01/16                                          329,487
          32,642              6.000%, due 08/01/16                                           34,071
          11,034              6.000%, due 08/01/16                                           11,517
         268,058              6.000%, due 10/01/16                                          279,792
         372,028              6.000%, due 10/01/16                                          388,313
         281,755              6.000%, due 01/01/17                                          294,089
         422,008              6.000%, due 01/01/17                                          440,299
         256,841              6.000%, due 02/01/17                                          267,974
          17,848              6.000%, due 02/01/17                                           18,622
           6,007              6.000%, due 02/01/17                                            6,268
         272,590              6.000%, due 04/01/17                                          284,405
         453,570              6.000%, due 04/01/17                                          473,229
         399,193              6.000%, due 04/01/17                                          416,495
         405,715              6.000%, due 04/01/17                                          423,300
         260,122              6.000%, due 05/01/17                                          271,397
         277,638              6.000%, due 05/01/17                                          289,672
         268,447              6.000%, due 05/01/17                                          280,082
         365,668              6.000%, due 05/01/17                                          381,517
         126,741              6.000%, due 06/01/17                                          132,234
         290,553              6.000%, due 06/01/17                                          303,147
         481,697              6.000%, due 07/01/17                                          502,575
         425,611              6.000%, due 07/01/17                                          444,058
         323,364              6.000%, due 08/01/17                                          337,380
         393,622              6.000%, due 08/01/17                                          410,683
         258,392              6.000%, due 08/01/17                                          269,591
         241,575              6.000%, due 08/01/17                                          252,230
         910,610              6.000%, due 09/01/17                                          950,078
       3,175,141              6.000%, due 09/01/17                                        3,312,761
          20,637              6.000%, due 10/01/17                                           21,532
       1,014,891              6.000%, due 11/01/17                                        1,059,318
          22,387              6.000%, due 02/01/18                                           23,357
         925,336              6.000%, due 04/01/18                                          965,547
         278,077              6.000%, due 09/01/18                                          290,145
         246,383              6.000%, due 11/01/18                                          257,075
         394,509              6.000%, due 12/01/18                                          411,778
       1,349,290              6.000%, due 07/01/29                                        1,384,709
       8,836,317              6.000%, due 07/25/29                                        8,966,094
       3,756,548              6.000%, due 07/25/29                                        3,812,933
       5,262,170              6.000%, due 04/25/31                                        5,332,946
      12,630,000              6.000%, due 07/15/34                                       12,894,447
       5,923,436              6.500%, due 08/01/29                                        6,182,936
         470,799              6.500%, due 01/01/32                                          491,123
         534,744              6.500%, due 09/01/32                                          557,364

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
                              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION (CONTINUED)
$        861,785              6.500%, due 10/01/32                                 $        898,238
         372,045              6.500%, due 10/01/32                                          387,783
      15,090,000              6.500%, due 07/15/33                                       15,712,463
       5,560,000      L       6.625%, due 11/15/10                                        6,181,363
          49,300              7.000%, due 08/01/25                                           52,341
          51,907              7.000%, due 10/01/25                                           55,108
          15,141              7.000%, due 11/01/25                                           16,075
          47,092              7.000%, due 12/01/25                                           49,996
          43,480              7.000%, due 12/01/25                                           46,161
          80,983              7.000%, due 12/01/25                                           85,978
          69,849              7.000%, due 02/01/26                                           74,157
         148,508              7.000%, due 02/01/26                                          157,668
          49,923              7.000%, due 03/01/26                                           52,958
         133,592              7.000%, due 03/01/26                                          141,712
         100,241              7.000%, due 03/01/26                                          106,423
          47,753              7.000%, due 03/01/26                                           50,655
          67,868              7.000%, due 03/01/26                                           72,054
         404,580              7.000%, due 01/01/30                                          428,432
       5,011,746              7.000%, due 06/01/31                                        5,310,384
       7,545,000              7.000%, due 07/15/33                                        7,957,621
         270,179              7.500%, due 10/01/30                                          289,722
         178,613              7.500%, due 11/01/30                                          191,533
         336,115              7.500%, due 11/01/30                                          360,426
       3,255,173              7.500%, due 06/25/32                                        3,490,147
       4,154,408              7.500%, due 01/25/48                                        4,432,376
                                                                                   ----------------
                                                                                        271,147,190
                                                                                   ----------------
                              GOVERNMENT NATIONAL MORTGAGE
                                ASSOCIATION: 1.8%
         253,095              4.000%, due 12/20/29                                          256,357
         362,737              4.375%, due 04/20/28                                          363,780
       7,784,726              6.500%, due 10/15/31                                        8,147,824
         263,884              7.000%, due 04/15/26                                          281,481
         237,788              7.000%, due 04/15/26                                          253,645
         367,098              7.000%, due 04/15/26                                          391,579
         230,877              7.000%, due 04/15/26                                          246,273
         657,271              7.000%, due 05/15/32                                          698,640
          72,750              7.500%, due 04/15/22                                           78,912
          14,725              7.500%, due 05/15/22                                           15,972
           6,773              7.500%, due 06/15/22                                            7,347
           6,749              7.500%, due 06/15/22                                            7,321
           9,209              7.500%, due 08/15/22                                            9,989
           7,837              7.500%, due 06/15/24                                            8,486
           7,736              7.500%, due 06/15/24                                            8,377
          45,087              7.500%, due 01/15/26                                           48,721
           3,687              7.500%, due 07/15/26                                            3,984
          68,340              7.500%, due 03/15/29                                           73,789
         159,819              7.500%, due 04/15/29                                          172,562
         237,448              7.500%, due 08/15/29                                          256,380
           2,016              7.500%, due 08/15/29                                            2,176
          82,155              7.500%, due 09/15/29                                           88,706
          72,208              7.500%, due 10/15/29                                           77,965
         113,371              7.500%, due 12/15/29                                          122,409
          87,451              7.500%, due 01/15/30                                           94,389
           1,764              7.500%, due 02/15/30                                            1,904
         271,542              7.500%, due 02/15/30                                          293,085
         156,823              7.500%, due 05/15/30                                          169,265
          31,231              7.500%, due 06/15/30                                           33,709
          19,490              7.500%, due 06/15/30                                           21,037
           3,279              7.500%, due 07/15/30                                            3,539
          94,402              7.500%, due 07/15/30                                          101,891
           4,670              7.500%, due 07/15/30                                            5,040
          44,217              7.500%, due 08/15/30                                           47,725
$          2,294              7.500%, due 08/15/30                                 $          2,476
           2,593              7.500%, due 08/15/30                                            2,799
         141,409              7.500%, due 10/15/30                                          152,628
           2,895              7.500%, due 11/15/30                                            3,121
           2,389              7.500%, due 11/15/30                                            2,578
           3,913              7.500%, due 11/15/30                                            4,223
           2,489              7.500%, due 11/15/30                                            2,687
           4,561              7.500%, due 12/15/30                                            4,922
          40,108              7.500%, due 12/15/30                                           43,290
             471              7.500%, due 01/15/31                                              508
           3,008              7.500%, due 01/15/31                                            3,243
           2,138              7.500%, due 01/15/31                                            2,305
             645              7.500%, due 02/15/31                                              695
           2,226              7.500%, due 02/15/31                                            2,403
          45,288              7.500%, due 02/15/31                                           48,825
           2,774              7.500%, due 02/15/31                                            2,991
           5,562              7.500%, due 02/15/31                                            5,997
           4,866              7.500%, due 03/15/31                                            5,246
          62,031              7.500%, due 03/15/31                                           66,875
          51,690              7.500%, due 04/15/31                                           55,726
          14,375              7.500%, due 09/15/31                                           15,497
       1,582,404              7.500%, due 12/15/31                                        1,707,600
         233,611              7.500%, due 01/15/32                                          252,160
         153,280              7.500%, due 02/15/32                                          165,257
         200,387              7.500%, due 03/15/32                                          216,297
          44,870              7.500%, due 03/15/32                                           48,376
           8,860              7.500%, due 04/15/32                                            9,552
         103,915              7.500%, due 05/15/32                                          112,035
         204,027              7.500%, due 06/15/32                                          219,970
          38,524              7.500%, due 06/15/32                                           41,534
         110,505              7.500%, due 07/15/32                                          119,140
         499,558              7.500%, due 08/15/32                                          538,594
       1,740,221              7.500%, due 09/15/32                                        1,876,206
       4,242,980              8.000%, due 12/15/17                                        4,674,383
                                                                                   ----------------
                                                                                         22,804,398
                                                                                   ----------------
                              Total U.S. Government
                                Agency Obligations
                                (Cost $431,319,567)                                     432,571,872
                                                                                   ----------------

U.S. TREASURY OBLIGATIONS: 14.3%

                              U.S. TREASURY BONDS: 11.3%
      24,123,000     L,S      4.000%, due 02/15/14                                       22,997,903
      26,265,000     L,S      4.750%, due 05/15/14                                       26,547,165
      13,879,000     L,S      5.290%, due 05/15/16                                        7,527,748
      22,285,000     L,S      5.375%, due 02/15/31                                       22,482,623
       6,855,000     L,S      5.500%, due 08/15/28                                        6,946,850
      20,180,000     L,S      6.250%, due 08/15/23                                       22,352,518
      11,955,000     L,S      10.375%, due 11/15/12                                      14,601,921
      12,394,000     L,S      13.250%, due 05/15/14                                      17,555,915
                                                                                   ----------------
                                                                                        141,012,643
                                                                                   ----------------
                              U.S. TREASURY NOTES: 3.0%
       2,000,000     L,S      1.625%, due 01/31/05                                        1,999,454
       9,378,000     L,S      2.500%, due 05/31/06                                        9,349,435
      16,489,000     L,S      3.125%, due 05/15/07                                       16,494,161
      10,028,000     L,S      4.000%, due 06/15/09                                       10,116,928
                                                                                   ----------------
                                                                                         37,959,978
                                                                                   ----------------
                              Total U.S. Treasury Obligations
                                (Cost $180,635,764)                                     178,972,621
                                                                                   ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
OTHER BONDS: 1.9%

                              SOVEREIGN: 1.9%
$      1,182,118      @@      Brazilian Government Intl.
                                Bond, 2.188%, due 04/15/12                                  995,472
       1,474,000      @@      Brazilian Government Intl.
                                Bond, 10.000%, due 08/07/11                               1,437,150
       2,615,000      @@      Colombia Government Intl.
                                Bond, 10.000%, due 01/23/12                               2,719,600
       2,322,000      @@      Dominican Republic Intl. Bond,
                                9.040%, due 01/23/13                                      1,439,640
       1,096,000      @@      Ecuador Government Intl. Bond,
                                7.000%, due 08/15/30                                        776,790
         260,000      @@      Panama Government
                                Intl. Bond, 9.375%,
                                due 07/23/12                                                285,350
         722,000      @@      Panama Government Intl. Bond,
                                9.375%, due 01/16/23                                        740,050
       2,423,000      @@      Peru Government Intl. Bond,
                                4.500%, due 03/07/17                                      1,967,844
         658,000     @@,L     Philippine Government Intl.
                                Bond, 9.875%, due 01/15/19                                  658,000
       5,260,000      @@      Russia Government Intl. Bond,
                                5.000%, due 03/31/30                                      4,815,529
       2,244,000      @@      Turkey Government Intl. Bond,
                                12.375%, due 06/15/09                                     2,577,795
       1,107,000    #,@@,XX   Ukraine Government Intl.
                                Bond, 7.650%, due 06/11/13                                1,059,953
       1,918,644      @@      Uruguay Government Intl. Bond,
                                10.500%, due 10/20/06                                     2,110,355
       1,953,000     @@,L     Venezuela Government Intl.
                                Bond, 10.750%, due 09/19/13                               1,928,588
                                                                                   ----------------
                              Total Other Bonds
                                (Cost $24,253,417)                                       23,512,116
                                                                                   ----------------

SHARES                                                                                  VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK: 1.1%

                              REAL ESTATE INVESTMENT TRUSTS: 1.1%
       2,546,000       #      iStar Financial, Inc., 5.700%,
                                due 03/01/14                                              2,402,500
       4,766,000       #      iStar Financial, Inc., 5.125%,
                                due 04/01/11                                              4,556,506
       2,478,000              Simon Property Group LP,
                                4.875%, due 03/18/10                                      2,455,805
       4,564,000       L      Simon Property Group LP,
                                6.375%, due 11/15/07                                      4,888,878
                                                                                   ----------------
                                                                                         14,303,689
                                                                                   ----------------
                              Total Common Stock
                                (Cost $14,255,526)                                       14,303,689
                                                                                   ----------------

PREFERRED STOCK: 0.5%

                              BANKS: 0.5%
             620     #,XX     DG Funding Trust                                            6,665,000
                              Total Preferred Stock                                ----------------
                                (Cost $6,741,324)                                         6,665,000
                                                                                   ----------------

WARRANTS: 0.0%

                              SOVEREIGN: 0.0%
             750      XX      Central Bank of Nigeria                                            --
                                                                                   ----------------
                              Total Warrants (Cost $630)                                         --
                                                                                   ----------------
                              Total Long-Term Investments
                                (Cost $1,340,153,753)                                 1,335,748,331
                                                                                   ----------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 30.1%
                              COMMERCIAL PAPER: 6.6%
$      3,000,000       S      Concord Minutemen Cap.,
                                1.160%, due 07/07/05                               $      2,999,955
                                                                                   ----------------
       8,300,000       S      DaimlerChrystler Holdings Corp.,
                                1.450%, due 07/14/04                                      8,295,320
       4,000,000       S      Ford Motor Credit Co., 5.280%,
                                due 07/19/04                                              3,997,023
       5,500,000       S      Ford Motor Credit Corp., 1.350%,
                                due 07/06/04                                              5,498,763
      11,000,000       S      General Motors Corp., 1.270%,
                                due 07/01/04                                             10,999,611
       3,600,000       S      Hertz Corp., 5.300%, due 07/08/04                           3,598,782
       6,000,000       S      Jupiter Securities Corp., 1.170%,
                                due 07/09/04                                              5,998,110
       7,400,000       S      Kraft Foods, 1.180%, due 07/01/04                           7,399,758
       5,000,000       S      Kraft Foods, 1.270%, due 07/08/04                           4,998,589
       6,000,000       S      Royal Bank of Scotland, 1.400%,
                                due 10/21/04                                              5,996,700
      10,000,000       S      St. Germain Holdings Ltd., 1.230%,
                                due 07/06/04                                              9,997,950
       2,000,000       S      St. Germain Holdings Ltd., 1.230%,
                                due 07/13/04                                              1,999,112
      10,000,000       S      Thunder Bay Funding Corp., 1.190%,
                                due 07/02/04                                              9,999,339
                                                                                   ----------------
                              Total Commercial Paper
                                (Cost $81,784,886)                                       81,779,012
                                                                                   ----------------
                              REPURCHASE AGREEMENT: 3.9%
      49,253,000       S      Goldman Sachs Repurchase Agreement dated,
                                1.500%, due 07/01/04, $49,255,052 to be
                                received upon repurchase (Collateralized
                                by $49,460,000 Federal National Mortgage
                                Association, 5.250%, Market Value plus
                                accrued interest $50,240,932 due
                                08/01/12), 1.500%, due 07/01/04                          49,253,000
                                                                                   ----------------
                              Total Repurchase Agreement
                                (Cost $49,253,000)                                       49,253,000
                                                                                   ----------------
                              SECURITIES LENDING COLLATERAL(cc): 19.6%
       2,001,292              Allstate Financial, 1.400%,
                                due 11/15/04                                              2,001,292
       4,004,099              Nationwide Global Funding,
                                1.500%, due 11/15/04                                      4,004,099
     240,138,948              The Bank of New York Institutional
                                Cash Reserve Fund, 1.250%                               240,138,948
                                                                                   ----------------
                              Total Securities Lending Collateral
                                (Cost $246,114,339)                                     246,144,339
                                                                                   ----------------
                              Total Short-Term Investments
                                (Cost $377,152,226)                                     377,176,351
                                                                                   ----------------
                              TOTAL INVESTMENTS IN
                                SECURITIES (COST $1,717,305,978)*         136.8%   $  1,712,894,682
                              OTHER ASSETS AND
                                LIABILITIES-NET                           (36.8)       (461,035,941)
                                                                          -----    ----------------
                              NET ASSETS                                  100.0%   $  1,251,858,741
                                                                          =====    ================

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP BOND PORTFOLIO                as of June 30, 2004 (Unaudited) (continued)

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
L    Loaned security, a portion or all of the security is on loan at June 30,
     2004.
@@   Foreign issuer
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
##   Restricted securities
(cc) Securities purchased with cash collateral for securities loaned.

* Cost for federal income tax purposes is $1,717,723,028. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation     $   10,264,474
              Gross Unrealized Depreciation        (15,092,820)
                                                --------------
              Net Unrealized Depreciation       $   (4,828,346)
                                                ==============

Information concerning open futures contracts at June 30, 2004 is shown below:

                    NO. OF        NOTIONAL       EXPIRATION   UNREALIZED
SHORT CONTRACTS    CONTRACTS    MARKET VALUE        DATE      GAIN/(LOSS)
---------------    ---------    ------------        ----      -----------
 U.S. 2 Year
   Treasury Note      231      $ (48,636,329)      Sep-04     $   (54,267)
 U.S. 5 Year
   Treasury Note      400        (43,475,000)      Sep-04        (327,000)
                               -------------                  -----------
                               $ (92,111,329)                 $  (381,267)
                               =============                  ===========
LONG CONTRACTS
U.S. Long Bond        250      $  26,593,750       Sep-04     $   555,391
                               =============                  ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)                 as of June 30, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CORPORATE NOTES: 26.2%
$     11,400,000              ABN Amro Bank NV/Chicago,
                                1.189%, due 03/18/05                               $     11,398,378
      12,900,000       #      American Honda Finance,
                                1.491%, due 09/16/04                                     12,900,039
       9,500,000       #      Bank of New York Co., Inc.,
                                1.340%, due 07/28/05                                      9,500,000
      18,100,000              Bank One Delaware NA,
                                1.400%, due 08/06/04                                     18,102,394
       9,500,000       #      Concord Minutemen Cap,
                                1.160%, due 07/07/05                                      9,499,858
       9,500,000              First Union, 1.891%,
                                due 03/31/05                                              9,526,980
       3,750,000              Fleet National Bank, 1.280%,
                                due 11/22/04                                              3,750,934
      11,500,000              Fleet National Bank, 1.800%,
                                due 09/21/04                                             11,501,633
      16,000,000       L      General Electric Capital Corp.,
                                1.250%, due 07/08/05                                     16,020,000
      16,007,000       L      General Electric Capital Corp.,
                                1.645%, due 03/15/05                                     16,027,008
       7,800,000              HBOS Treasury Services PLC,
                                1.100%, due 08/01/05                                      7,804,282
      14,000,000       #      HBOS Treasury Services PLC,
                                1.315%, due 08/23/04                                     14,002,144
      19,500,000       #      HBOS Treasury Services PLC,
                                1.579%, due 07/22/05                                     19,500,585
       5,700,000              HSBC Bank USA, 1.555%,
                                due 04/22/05                                              5,672,583
      23,900,000              KeyBank National Association,
                                1.199%, due 08/03/04                                     23,898,679
       3,800,000              PNC Bank NA, 1.460%,
                                due 05/18/05                                              3,804,750
      11,500,000              Royal Bank of Canada/
                                New York, 1.270%,
                                due 03/30/05                                             11,498,656
       9,900,000              Toyota Motor Credit Corp.,
                                1.170%, due 02/07/05                                      9,900,000
       9,600,000              Toyota Motor Credit Corp.,
                                4.100%, due 09/08/04                                      9,636,000
       9,800,000              Wachovia Bank NA/Charlotte,
                                1.449%, due 07/30/04                                      9,800,000
      31,200,000              Wal-Mart Stores, 1.238%,
                                due 02/22/05                                             31,200,000
      14,100,000              Washington Mutual Bank,
                                1.160%, due 07/29/04                                     14,099,182
      10,800,000              Wells Fargo/Old, 1.134%,
                                due 08/02/05                                             10,786,500
       7,800,000              Westpac Bank, 1.408%,
                                due 07/11/05                                              7,799,072
                                                                                   ----------------
                              Total Corporate Notes
                                (Cost $297,692,655)                                     297,629,657
                                                                                   ----------------

COMMERCIAL PAPER: 28.7%
      11,364,000       #      Barton Capital Corp., 1.050%,
                                due 07/01/04                                             11,363,669
      11,600,000              Blue Ridge Asset Funding,
                                1.070%, due 07/02/04                                     11,599,310
      10,000,000       #      Concord Minutemen Cap,
                                1.210%, due 07/11/05                                      9,999,730
       9,000,000       #      Concord Minutemen Cap,
                                1.210%, due 07/12/05                                      8,999,640
      26,000,000       #      Concord Minutemen Cap,
                                1.270%, due 07/15/05                                     25,998,804
$     11,900,000              Crown Point Capital Co.,
                                1.600%, due 10/06/04                               $     11,848,354
      11,500,000              Edison Asset Securitization,
                                1.050%, due 07/07/04                                     11,497,704
      11,500,000              Galaxy Funding 1.040%,
                                due 07/08/04                                             11,497,345
      10,300,000              Goldman Sachs Group, 1.180%,
                                due 07/12/04                                             10,300,036
      12,300,000              Goldman Sachs Group, 1.280%,
                                due 10/27/04                                             12,284,625
      11,600,000              Household Financial, 1.100%,
                                due 07/01/04                                             11,599,646
      11,600,000              HSBC USA, Inc., 1.180%,
                                due 08/10/04                                             11,584,484
      22,800,000              Jupiter Securities Corp., 1.160%,
                                due 07/09/04                                             22,793,388
      11,500,000              Lasalle Bank, 1.160%,
                                due 12/17/04                                             11,461,705
      12,000,000              Lasalle Bank Note, 1.210%,
                                due 11/05/04                                             11,985,000
      31,400,000              Money Market Trust Series A,
                                1.645%, due 07/08/05                                     31,400,000
      13,500,000              Royal Bank of Scotland,
                                1.400%, due 10/21/04                                     13,492,575
      20,000,000       #      St. Germain Holdings, 1.500%,
                                due 07/01/04                                             19,999,167
      19,588,000       #      St. Germain Holdings, 1.170%,
                                due 07/08/04                                             19,582,911
      11,500,000       #      St. Germain Holdings, 1.230%,
                                due 07/13/04                                             11,494,892
      11,300,000       #      Tulip Funding Corp., 1.210%,
                                due 07/12/04                                             11,295,442
      24,600,000       #      Verizon Global Funding,
                                1.630%, due 07/13/05                                     24,599,016
                                                                                   ----------------
                              Total Commercial Paper
                                (Cost $326,775,368)                                     326,677,443
                                                                                   ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.3%

                              FEDERAL HOME LOAN BANK: 7.0%
      11,600,000              1.240%, due 03/01/05                                       11,600,000
      12,100,000              1.400%, due 02/25/05                                       12,065,999
      11,700,000              1.425%, due 04/04/05                                       11,653,727
       7,900,000              1.470%, due 02/28/05                                        7,880,613
      12,700,000              1.500%, due 12/07/04                                       12,700,000
       7,900,000              1.500%, due 03/01/05                                        7,881,767
       7,800,000       L      1.510%, due 12/08/04                                        7,800,000
       7,200,000              1.600%, due 05/16/05                                        7,164,000
                                                                                   ----------------
                                                                                         78,746,106
                                                                                   ----------------
                              FEDERAL HOME LOAN MORTGAGE
                                CORPORATION: 1.0%
      11,900,000              1.219%, due 02/14/05                                       11,900,000
                                                                                   ----------------
                                                                                         11,900,000
                                                                                   ----------------
                              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION: 3.3%
      13,300,000       L      1.400%, due 02/25/05                                       13,262,627
      11,500,000              1.550%, due 05/04/05                                       11,450,389
       5,400,000              1.610%, due 05/13/05                                        5,379,750
       8,000,000              1.630%, due 01/03/05                                        7,990,000
                                                                                   ----------------
                                                                                         38,082,766
                                                                                   ----------------
                              Total U.S. Government
                                Agency Obligations
                                (Cost $129,000,000)                                     128,728,872
                                                                                   ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: 4.1%
$     11,700,000              Dexia Bank, 1.508%,
                                due 12/07/04                                       $     11,685,609
      11,700,000              UBS AG Stanford, 1.195%,
                                due 12/06/04                                             11,670,282
      11,000,000              Washington Mutual Bank,
                                1.120%, due 07/14/04                                     10,999,957
      12,200,000              Washington Mutual Bank,
                                1.300%, due 12/27/04                                     12,171,940
                                                                                   ----------------
                              Total Certificates Of Deposit
                                (Cost $46,600,595)                                       46,527,788
                                                                                   ----------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.4%
      11,000,000     #,XX     Blue Heron Funding Ltd.,
                                1.310%, due 05/18/05                                     10,999,450
      11,500,000      XX      Blue Ridge Asset Funding,
                                1.310%, due 03/18/05                                     11,499,425
      11,600,000      XX      Blue Ridge Asset Funding,
                                1.330%, due 02/23/05                                     11,599,420
      13,900,000    #,I,XX    Newcastle CDO I Ltd.,
                                1.321%, due 09/24/38                                     13,900,000
      13,700,000    #,I,XX    Putnam Structured
                                Product CDO, 1.259%,
                                due 10/15/38                                             13,700,000
                                                                                   ----------------
                              Total Collateralized Mortgage
                                Obligations
                                (Cost $61,700,000)                                       61,698,295
                                                                                   ----------------

INVESTMENT COMPANY: 1.2%
      13,500,000    #,I,XX    Money Market Trust LLY,
                                1.175%, due 06/03/05                                     13,499,960
                                                                                   ----------------
                              Total Investment Company
                                (Cost $13,500,000)                                       13,499,960
                                                                                   ----------------

REPURCHASE AGREEMENT: 23.0%
     261,232,000   Goldman Sachs Repurchase Agreement dated 06/30/04,
                     1.500% due 07/01/04, $261,242,885 to be received upon
                     repurchase (Collateralized by $265,947,000 various
                     U.S. Government Agency Obligations, 2.500%-7.125%,
                     Market Value plus accrued interest $266,457,599,
                     1.500%, due 07/01/04                                               261,232,000
                                                                                   ----------------
                   Total Repurchase Agreement
                     (Cost $261,232,000)                                                261,232,000
                                                                                   ----------------

SECURITIES LENDING COLLATERAL(cc): 2.7%
      23,715,619   The Bank of New York Institutional
                     Cash Reserve Fund, 1.250%                                           23,715,619
                                                                                   ----------------
                   Total Securities Lending Collateral
                     (Cost $23,715,619)                                                  23,715,619
                                                                                   ----------------
                   TOTAL INVESTMENTS IN SECURITIES (COST
                     $1,160,216,237)*                                     102.0%   $  1,159,709,634
                   OTHER ASSETS AND
                     LIABILITIES-NET                                       (2.0)        (22,687,881)
                                                                          -----    ----------------
                   NET ASSETS                                             100.0%   $  1,137,021,753
                                                                          =====    ================

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, or an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
I    Illiquid security
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation     $       25,408
              Gross Unrealized Depreciation           (532,011)
                                                --------------
              Net Unrealized Depreciation       $     (506,603)
                                                ==============

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------------------------------------------------------------
Consumer Banks - Central U.S.                            2.6%
Consumer Banks - Eastern U.S.                            2.4
Consumer Banks - Southern U.S.                           4.2
Diversified Financial Services                           3.8
Fiduciary Banks                                          0.8
Finance - Auto Loans                                     2.9
Finance - Consumer Loans                                 1.4
Finance - Investment Banker/Broker                       2.0
Finance - Other Services                                 2.0
Money Center Banks                                       8.4
Other ABS                                                6.2
S&L/Thrifts - Western U.S.                               3.3
Sovereign Agency                                        12.7
Special Purpose Entity                                  20.0
Super-Regional Banks - U.S.                              2.0
Telecom Services                                         2.2
Repurchase Agreement                                    23.0
Securities Lending Collateral                            2.7
Other Assets and Liabilities, Net                       (2.6)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                             TERM OF                                      NUMBER OF
                                            OFFICE AND             PRINCIPAL             PORTFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF           OCCUPATION(S)           FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS            HELD WITH      TIME               DURING THE               OVERSEEN              HELD BY
          AND AGE              THE COMPANY   SERVED(1)          PAST FIVE YEARS           BY DIRECTOR            DIRECTOR
          -------              -----------   ---------          ---------------           -----------            --------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.         Director    June 1998 -   Director, Business and              53        Director, International
7337 E. Doubletree Ranch Rd.                present       Economic Research Center                      Atlantic Economic Society
Scottsdale, Arizona 85258                                 (August 1999 - present) and                   (October 2002 - Present);
Born: 1941                                                Professor of Economics and                    Academy of Economics and
                                                          Finance, Middle Tennessee                     Finance (February 2001 -
                                                          State University (1991 to                     Present).
                                                          present).

Maria T. Fighetti               Director    April         Retired. Formerly, Attorney,        53        None
7337 E. Doubletree Ranch Rd.                1994 -        New York City Department of
Scottsdale, Arizona 85258                   present       Mental Health (June 1973
Born: 1943                                                - October 2002) and Associate
                                                          Commissioner (1995 - 2002).

Sidney Koch                     Director    April         Financial Adviser,                  53        Director, Northwest
7337 E. Doubletree Ranch Rd.                1994 -        Self-Employed (January 1993 -                 Center for the Arts,
Scottsdale, Arizona 85258                   present       present).                                     Torrington, CT.
Born: 1935

Corine T. Norgaard              Director    June 1991 -   Retired. Formerly, Dean,            53        Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                present       Barney School of Business,                    Mutual Corporate and
Scottsdale, Arizona 85258                                 University of Hartford                        Participation Investors
Born: 1937                                                (August 1996 - June 2004).                    (April 1997 - Present)
                                                                                                        Director, Advest Trust
                                                                                                        Company (1998 - Present);
                                                                                                        Director, Connecticut
                                                                                                        Health Foundation (2002 -
                                                                                                        Present).

Edward T. O'Dell                Director    June 2002 -   Retired. Formerly,                  53        None
7337 E. Doubletree Ranch Rd.                present       Partner/Chairman of Financial
Scottsdale, Arizona 85258                                 Service Group, Goodwin Procter
Born: 1935                                                LLP (June 1966 - September
                                                          2000);

Joseph E. Obermeyer(2)          Director    January       President, Obermeyer &              53        None
7337 E. Doubletree Ranch Rd.                2003 -        Associates, Inc. (Consulting
Scottsdale, Arizona 85258                   present       firm) (Novemeber 1999 -
Born: 1957                                                present) and Senior Manager,
                                                          Arthur Andersen LLP (1995 -
                                                          October 1999).

                                             TERM OF                                      NUMBER OF
                                            OFFICE AND             PRINCIPAL             PORTFOLIOS IN            OTHER
                               POSITION(S)   LENGTH OF           OCCUPATION(S)           FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS            HELD WITH      TIME               DURING THE               OVERSEEN              HELD BY
          AND AGE              THE COMPANY   SERVED(1)          PAST FIVE YEARS           BY DIRECTOR            DIRECTOR
          -------              -----------   ---------          ---------------           -----------            --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                 Director    December      Vice Chairman and Chief             53        Director of IPC Financial
Aeltus Investment                           1997 -        Operating Officer, ING                        Network, Inc. (January
Management, Inc.                            present       Investment Management                         2001 - present);
10 State House Square                                     (September 2002 - present);                   Director, Metro Hartford
Hartford, Connecticut                                     President and Chief Executive                 Chamber of Commmerce and
Born: 1955                                                Officer (April 2001 -                         The Greater Hartford Arts
                                                          present), Managing Director                   Council.
                                                          and Chief Operating Officer
                                                          (April 1994 - April 2001),
                                                          Aeltus Investment Management,
                                                          Inc.

Thomas J. McInerney(4)          Director    March         Chief Executive Officer, ING       171        Director, Equitable Life
7337 E. Doubletree Ranch Rd.                2002 -        U.S. Financial Services                       Insurance Co., Golden
Scottsdale, Arizona 85258                   present       (September 2001 - present);                   American Life Insurance
Born: 1956                                                Member, ING Americas                          Co., Life Insurance
                                                          Executive Committee (2001 -                   Company of Georgia,
                                                          present); ING Aeltus Holding                  Midwestern United Life
                                                          Company, Inc. (2000 -                         Insurance Co., ReliaStar
                                                          present), ING Retail Holding                  Life Insurance Co.,
                                                          Company (1998 - present), and                 Security Life of Denver,
                                                          ING Retirement Holdings, Inc.                 Security Connecticut Life
                                                          (1997 - present). Formerly,                   Insurance Co., Southland
                                                          President, ING Life Insurance                 Life Insurance Co., USG
                                                          Annuity Company (September                    Annuity and Life Company,
                                                          1997 - November 2002);                        and United Life and
                                                          President, Chief Executive                    Annuity Insurance Co.,
                                                          Officer and Director of                       Inc. (March 2001 -
                                                          Northern Life Insurance                       Present); Member of the
                                                          Company (March 2001 - October                 Board, Bushnell
                                                          2002); General Manager and                    Performing Arts Center;
                                                          Chief Executive Officer, ING                  St. Francis Hospital;
                                                          Worksite Division (December                   National Conference for
                                                          2000 - October 2001),                         Community Justice; and
                                                          President, ING-SCI, Inc.                      Metro Atlanta Chamber of
                                                          (August 1997 - December                       Commerce.
                                                          2000); President, Aetna
                                                          Financial Services (August
                                                          1997 - December 2000).

----------------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                    PRINCIPAL
                                                               TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)               AND LENGTH OF                        DURING THE
          AND AGE               HELD WITH THE COMPANY          TIME SERVED(1)                     PAST FIVE YEARS
          -------               ---------------------          --------------                     ---------------
James M. Hennessy              President, Chief           March 2002 - present        President and Chief Executive
7337 E. Doubletree Ranch Rd.   Executive Officer and                                  Officer, ING Investments, LLC
Scottsdale, Arizona 85258      Chief Operating                                        (December 2001 - Present).
Born: 1949                     Officer                                                Formerly, Senior Executive Vice
                                                                                      President and Chief Operating
                                                                                      Officer, ING Investments, LLC (April
                                                                                      1995 - December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 - June
                                                                                      2000).

Stanley D. Vyner               Executive Vice             March 2002 - present        Executive Vice President, ING
7337 E. Doubletree Ranch Rd.   President                                              Investments, LLC and certain of its
Scottsdale, Arizona 85258                                                             affiliates (July 2000 - Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 - Present); Formerly, Chief
                                                                                      Investment Officer the
                                                                                      International Portfolios, ING
                                                                                      Investments, LLC (July 1996 - June
                                                                                      2003); and President and Chief
                                                                                      Executive Officer, ING Investments,
                                                                                      LLC (August 1996 - August 2000).

Michael J. Roland              Executive Vice             April 2002 - present        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President and                                          Financial Officer and Treasurer,
Scottsdale, Arizona 85258      Assistant Secretary                                    ING Investments, LLC (December
Born: 1958                                                                            2001 - Present). Formerly, Senior
                               Principal Financial        March 2002 - present        Vice President, ING Investments,
                               Officer                                                LLC (June 1998 - December 2001).

Robert S. Naka                 Senior Vice President      March 2002 - present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant                                          Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258      Secretary                                              (October 2001 - Present).
Born: 1963                                                                            Formerly, Senior Vice President
                                                                                      and Assistant Secretary, ING Funds
                                                                                      Services, LLC (February 1997 -
                                                                                      August 1999).

Kimberly A. Anderson           Senior Vice President      December 2003 - present     Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                          Investments, LLC (October 2003 -
Scottsdale, Arizona 85258                                                             Present). Formerly, Vice President
Born: 1964                                                                            and Assistant Secretary, ING
                                                                                      Investments, LLC (October 2001 -
                                                                                      October 2003); Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (November 1999 - January 2001);
                                                                                      and has held various other
                                                                                      positions with ING Funds Services,
                                                                                      LLC for more than the last five
                                                                                      years.

Robyn L. Ichilov               Vice President and         March 2002 - present        Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.   Treasurer                                              LLC (October 2001 - Present) and
Scottsdale, Arizona 85258                                                             ING Investments, LLC (August
Born: 1967                                                                            1997 - Present).

Lauren D. Bensinger            Vice President             March 2003 - present        Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                          Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                             Distributor, LLC (July 1995 -
Born: 1954                                                                            Present); Vice President (February
                                                                                      1996 - Present) and Chief
                                                                                      Compliance Officer (October 2001 -
                                                                                      Present), ING Investments, LLC.

Theresa Kelety                 Secretary                  September 2003 - present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 - April
                                                                                      2003); and Associate with
                                                                                      Sutherland Asbill & Brennan (1996 -
                                                                                      February 2000).

                                                                                                    PRINCIPAL
                                                               TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)               AND LENGTH OF                        DURING THE
          AND AGE               HELD WITH THE COMPANY          TIME SERVED(1)                     PAST FIVE YEARS
          -------               ---------------------          --------------                     ---------------
Todd Modic                     Vice President             September 2003 - present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                             ING Funds Services, LLC
Born: 1967                                                                            (September 2002 - Present).
                                                                                      Formerly, Director of Financial
                                                                                      Reporting, ING Investments, LLC
                                                                                      (March 2001 - September 2002);
                                                                                      Director of Financial Reporting,
                                                                                      Axient Communications, Inc. (May
                                                                                      2000 - January 2001); and Director
                                                                                      of Finance, Rural/Metro Corporation
                                                                                      (March 1995 - May 2000).

Susan P. Kinens                Assistant Vice             March 2003 - present        Assistant Vice President and
7337 E. Doubletree Ranch Rd.   President and                                          Assistant Secretary, ING Funds
Scottsdale, Arizona 85258      Assistant Secretary                                    Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for more than the
                                                                                      last five years.

Huey P. Falgout, Jr.           Assistant Secretary        September 2003 - present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -
Scottsdale, Arizona 85258                                                             Present). Formerly, Counsel, ING
Born: 1963                                                                            U.S. Financial Services (November
                                                                                      2002 - September 2003); and
                                                                                      Associate General Counsel of AIG
                                                                                      American General (January 1999 -
                                                                                      November 2002).

Maria M. Anderson              Assistant Vice             April 2002 - present        Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.   President                                              Funds Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                             Present). Formerly, Manager of
Born: 1958                                                                            Fund Accounting and Fund
                                                                                      Compliance, ING Investments, LLC
                                                                                      (September 1999 - November
                                                                                      2001); and Section Manager of
                                                                                      Fund Accounting, Stein Roe Mutual
                                                                                      Funds (July 1998 - August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE AT www.sec.gov.

[ING FUNDS LOGO]
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                    BOSTON MA
                                                                PERMIT NO. 57842


                                                   VPSAR-CAPAPP    (0604-081804)

SEMI-ANNUAL REPORT

JUNE 30, 2004
CLASSES I AND S


[GRAPHIC]

DOMESTIC EQUITY INDEX PORTFOLIOS
ING VP INDEX PLUS LARGECAP PORTFOLIO
ING VP INDEX PLUS MIDCAP PORTFOLIO
ING VP INDEX PLUS SMALLCAP PORTFOLIO

STRATEGIC ALLOCATION PORTFOLIOS
ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

          President's Letter                                        1

          Market Perspective                                        2

          Portfolio Managers' Reports                               4

          Statements of Assets and Liabilities                     17

          Statements of Operations                                 18

          Statements of Changes in Net Assets                      19

          Financial Highlights                                     22

          Notes to Financial Statements                            28

          Portfolios of Investments                                37

          Director and Officer Information                         82

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong. The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                              MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.

----------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO www.ingfunds.com/us TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING VP INDEX PLUS LARGECAP PORTFOLIO                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Douglas Cote, Portfolio Manager, ING Investment Management, Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Index Plus LargeCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's ("S&P") 500 Index(1), while maintaining a market level of risk.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares provided a return of 3.10%, compared to the S&P 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: In the first six months of 2004, leadership within the S&P 500 Index moved decisively away from inflation-sensitive sectors toward defensive value sectors and sectors that typically benefit from a rising price environment, in particular energy. The market continued its positive run on the backdrop of stellar first-quarter profits that marked the third consecutive quarter of 20% plus year-over-year earnings growth, significantly surpassing Wall Street analysts' expectations. The strong performing sectors were energy and industrials. The information technology and materials sectors were the weak performers during the period.

Free cash flow to price and change in working capital were helpful in stock selection during the reporting period; however price momentum and capital expenditure intensity were not helpful in identifying stocks likely to outperform. The positive contributors to performance were from our overweight positions in TXU Corp. and Microsoft Corp. The detractors from performance were our underweight positions in AT&T Wireless Services, Inc. and Yahoo!, Inc.. TXU Corp. rose in response to its excellent financial results and upward estimate revisions. Microsoft Corp., which had declined in the beginning of the year, jumped up after delivering better-than-expected quarterly earnings, reducing costs to boost profits, raising guidance, and announcing a large share buyback. AT&T Wireless Services, Inc. rose sharply in the beginning of the year after SBC Communications, Inc. and BellSouth Corp. announced their plan to purchase AT&T Wireless Services, Inc. and merge with their Cingular Wireless venture. After flat performance in the first part of the year, Yahoo!, Inc. rose steadily through the second quarter on record profits, increased earnings forecasts, strong advertising sales, reports of launching a new Chinese-language Internet search portal, and on release of a new and improved email service.

MARKET OUTLOOK: We believe the third calendar quarter 2004 outlook is positive with second calendar quarter earnings expected to mark the fourth consecutive quarter of 20% plus year-over-year growth, defying forecasts of a slowing earnings year in 2004. The Federal Reserve (the "Fed") calmed markets by meeting its "measured" increase in rates, raising the Fed Funds rate to a meager 1.25% from a 46-year low. The markets are adjusting to a "measured" rising rate environment to fight nascent inflation, and so far the bond market has applauded with yields actually dropping on the news. This along with continued strong corporate profits bodes well for equities.

The Portfolio is overweight in the industrials and energy sectors and underweight in the health care and consumer staples sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

PORTFOLIO MANAGERS' REPORT                  ING VP INDEX PLUS LARGECAP PORTFOLIO

                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                           ----------------------------------------------------------------
                                                    SINCE INCEPTION       SINCE INCEPTION
                                                       OF CLASS I            OF CLASS S
                           1 YEAR      5 YEAR      SEPTEMBER 16, 1996      JULY 16, 2001
                           ------      ------      ------------------     ---------------
Class I                     17.88%     (2.42)%          8.71%                    --
Class S                     17.63%        --              --                  (1.13)%
S&P 500 Index(1)            19.11%     (2.17)%          8.43%(2)              (0.37)%(3)

The table above illustrates the total return of ING VP Index Plus LargeCap Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO www.ing.com/us TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Since inception performance for the index is shown from October 1, 1996.

(3)  Since inception performance for the index is shown from August 1, 2001.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. The success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

ING VP INDEX PLUS MIDCAP PORTFOLIO                    PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Douglas Cote, Portfolio Manager, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Index Plus MidCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's ("S&P") MidCap 400 Index(1), while maintaining a market level of risk.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares provided a return of 6.84%, compared to the S&P MidCap 400 Index, which returned 6.09%.

PORTFOLIO SPECIFICS: Performance was positive mainly due to individual security selection particularily in the consumer discretionary sector. Stock selection was especially positive within the information technology, energy, and financials sectors. A positive contributor to performance was our overweight in Valero Energy Corp., which was held during the period. The detractors to performance came from our overweight positions in ITT Educational Services, Inc. and SPX Corp.

Valero Energy Corp. rose sharply as the company made new acquisitions, signed a new distribution agreement, posted good earnings, and increased its profit estimates. ITT Educational Services, Inc. declined on news that the company was served with federal search warrants, which was followed by multiple analyst downgrades and a class action lawsuit. SPX Corp. fell sharply after multiple downward earnings revisions and a class action lawsuit filed against it.

Our individual security selections were helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially analyst estimate revisions, capital expenditure intensity, and change in working capital. Factors that proved not to be helpful over the period were price momentum and relative value.

MARKET OUTLOOK: We believe the near-term outlook is positive, with second-quarter earnings expected to mark the fourth consecutive quarter of 20% plus year-over-year growth, defying forecasts of a slowing earnings year in 2004. The Federal Reserve (the "Fed") calmed markets by meeting its "measured" increase in rates, raising the Fed Funds rate to a meager 1.25% from a 46-year low. The markets appear to be adjusting to a "measured" rising rate environment to fight nascent inflation and so far the bond market has applauded with yields actually dropping on the news. This along with continued strong corporate profits bodes well for equities. The Portfolio is modestly overweight in the consumer discretionary and information technology sectors and underweight in the energy and utilities sectors. However, our overall sector exposures are, by design, quite close to the S&P MidCap 400 Index so that nearly all of our relative performance is driven by individual stock selection.

PORTFOLIO MANAGERS' REPORT                    ING VP INDEX PLUS MIDCAP PORTFOLIO

                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                           ----------------------------------------------------------------
                                                    SINCE INCEPTION       SINCE INCEPTION
                                                      OF CLASS I             OF CLASS S
                           1 YEAR      5 YEAR      DECEMBER 16, 1997       JULY 16, 2001
                           ------      ------      ------------------     ---------------
Class I                     27.05%      10.16%         12.75%                    --
Class S                     26.81%         --             --                   7.80%
S&P MidCap 400 Index(1)     27.99%       9.05%         10.93%(2)               7.33%(3)

The table above illustrates the total return of ING VP Index Plus MidCap Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO www.ing.com/us TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)  Since inception performance for the index is shown from January 1, 1998.

(3)  Since inception performance for the index is shown from August 1, 2001.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Investing in stocks of mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. The success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

ING VP INDEX PLUS SMALLCAP PORTFOLIO                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Douglas Cote, Portfolio Manager, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Index Plus SmallCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's ("S&P") SmallCap 600 Index(1), while maintaining a market level of risk.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I shares provided a return of 9.62%, compared to the S&P SmallCap 600 Index, which returned 10.05%.

PORTFOLIO SPECIFICS: Performance modestly trailed the S&P SmallCap 600 Index due to security selection, especially in the information technology and energy sectors. The positive contributors to performance were from our overweight positions in UICI Corp. and Vicor Corp. The detractors from performance were our overweight in ESS Technology, Inc. and underweight in Midway Games, Inc., which was previously held. Diversified financial services firm UICI Corp. nearly doubled over the period helped by an astounding quarterly report that was almost 75% above analyst expectations. Vicor Corp., an electronic equipment stock, surged in the last part of the period on significantly improved quarterly results.

ESS Technology, Inc., despite impressive earnings that may have been ignored by investors, tumbled as semi-conductors took the brunt of investor profit-taking and new fears of terrorism. Midway Games, Inc. tripled over the last six months as the company beat sales forecasts and raised its guidance for the rest of this year and next year, although still losing money.

Individual security selection was hurt by factors that we historically have found successful at identifying outperforming stocks, specifically price momentum and analyst estimate revision. Free cash flow to price and capital expenditure intensity were helpful in stock selection over the period.

MARKET OUTLOOK: We believe the near-term outlook is positive, with second-quarter earnings expected to mark the fourth consecutive quarter of 20% plus year-over-year growth, defying forecasts of a slowing earnings year in 2004. The Federal Reserve (the "Fed") calmed markets by meeting its "measured" increase in rates, raising the Fed Funds rate to a meager 1.25% from a 46-year low. The markets appear to be adjusting to a "measured" rising rate environment to fight nascent inflation and so far the bond market has applauded with yields actually dropping on the news. This along with continued strong corporate profits bodes well for equities.

The Portfolio is overweight in the consumer discretionary and materials sectors and underweight in the health care and information technology sectors. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

PORTFOLIO MANAGERS' REPORT                  ING VP INDEX PLUS SMALLCAP PORTFOLIO

                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                          ----------------------------------------------------------------
                                                    SINCE INCEPTION       SINCE INCEPTION
                                                      OF CLASS I             OF CLASS S
                           1 YEAR      5 YEAR      DECEMBER 19, 1997       JULY 16, 2001
                           ------      ------      -----------------      ---------------
Class I                    33.30%       9.21%           8.07%                    --
Class S                    32.96%         --              --                   9.78%
S&P SmallCap 600 Index(1)  35.25%      10.69%           8.73%(2)              10.27%(3)

The table above illustrates the total return of ING VP Index Plus SmallCap Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO www.ing.com/us TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(2)  Since inception performance for the index is shown from January 1, 1998.

(3)  Since inception performance for the index is shown from August 1, 2001.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. The Portfolio's investments in high yield securities are subject to greater risk than high quality securities, including greater price volatility and principal and income risk. The success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO          PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Growth Portfolio (the "Portfolio") seeks to provide capital appreciation.

Performance: For the six months ended June 30, 2004, the Class I shares of the Portfolio provided a return of 2.93%, compared to its custom benchmark, which returned 3.02%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation posture helped performance for the six months ended June 30, 2004, as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 3.59% and the Lehman Brothers Aggregate Bond Index was essentially flat, rising 0.16%. International equities posted solid results as the Morgan Stanley Capital International ("MSCI") EAFE Index rose 4.86%. Our asset allocation, which was established in June of 2003, was modified in February of 2004 as we increased our exposure to international equity, given its performance and prospects, while decreasing exposure to fixed income securities. These changes helped returns as international equity was a strong performing asset class for the four months ended June 30, 2004, and fixed income was weak. Just before the end of the period, we further increased our exposure to international securities, bringing it in line with our benchmark weight, and reduced domestic equities to fund the increase.

The domestic equity component of the Portfolio outperformed its sub-benchmark, the Russell 3000 Index, primarily due to strong security selection among large-cap names. Stock selection was particularly strong in large-cap healthcare, consumer discretionary and utilities, though these positive results were likely offset partially by weak performance of our large-cap technology and consumer staples holdings plus small/mid-cap industrials and utilities. Sector allocation had only a slight, negative effect on returns.

The international equity component lagged its sub-benchmark, the MSCI EAFE Index, due to adverse security selection, notably among consumer goods and manufacturing, though selection was strong in basic materials and banks. Regional allocations helped return, chiefly through an overweight in Japan, which was a strong performing region in the MSCI EAFE Index.

Our short duration stance was a major source of the good performance of the fixed income portion relative to the benchmark. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated, credit-sensitive paper underperformed during the reporting period. Our exposure in securitized sectors generally proved beneficial. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period, but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. However, our declining high yield exposure broadly supported returns.

MARKET OUTLOOK: The second quarter ended a little softer as inflation crept up slightly, employment took a sideways move and oil prices continued to be high. Second-quarter corporate profit outlook continues to be revised upward by analysts and we believe it will likely exceed the increased optimism as it has for the past five quarters. Despite this potentially strong earnings season, the Standard & Poor's ("S&P") 500 Index turned in lackluster performance. On June 30, at the much anticipated Federal Open Market Committee meeting, the Federal Reserve ("Fed") Funds rate was increased to 1.25%, a 25 basis point increase that was in line with consensus expectations. The Fed's comments pointed to a measured path of tightenings versus aggressive tightenings going forward. We remain overweight equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.


                       SEE INDEX DESCRIPTIONS ON PAGE 16.

PORTFOLIO MANAGERS' REPORT          ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                              PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OF CLASS I
                                                       1 YEAR        5 YEAR      JULY 5, 1995
                                                       ------        ------     ---------------
Class I                                                15.87%         0.70%         7.35%
Russell 3000 Index(1)                                  20.46%        (1.07)%       10.28%(3)
Strategic Allocation Growth Composite Index(2)         17.40%         2.78%         8.89%(3)

The table above illustrates the total return of ING VP Strategic Allocation Growth Portfolio against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite.

(3)  Since inception performance for the index is shown from July 1, 1995.

PRINCIPAL RISK FACTOR(S): The success of the Portfolio's strategy depends significantly on the Manager's skill in choosing investments and in allocating assets among different investment classes. Exposure to financial and market risks that accompany investments in stocks and bonds. Investing in stocks of small- and mid-sized companies may entail greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. If the seller in a repurchase agreement transaction defaults and the collateral value declines, the Portfolio many incur a loss. The value of convertible securities may fall when interest rates rise. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO        PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Balanced Portfolio (the "Portfolio") seeks to provide total return.

PERFORMANCE: For the six months ended June 30, 2004, the Class I shares of the Portfolio provided a return of 2.50%, compared to its custom benchmark, which returned 2.29%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation posture helped performance for the six months ended June 30, 2004, as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 3.59% and the Lehman Brothers Aggregate Bond Index was essentially flat, rising 0.16%. International equities posted solid results as the MSCI EAFE Index rose 4.86%. Our asset allocation, which was established in June of 2003, was modified in February of 2004 as we increased our exposure to international equity, given its performance and prospects, while decreasing exposure to fixed income securities. These changes helped returns as international equity was a strong performing asset class for the four months ended June 30, 2004 and fixed income was weak. Just before the end of the period, we further increased our exposure to international securities, bringing it in line with our benchmark weight, and reduced domestic equities to fund the increase.

The domestic equity component of the Portfolio outperformed its sub-benchmark, the Russell 3000 Index, primarily due to strong security selection among large-cap names. Stock selection was particularly strong in large-cap health care, consumer discretionary and utilities, though these positive results were likely offset partially by weak selection in large-cap technology and consumer staples holdings plus small/mid-cap industrials and utilities. Sector allocation had only a slight, negative effect on returns.

The international equity component lagged its sub-benchmark, the MSCI EAFE Index, due to security selection among consumer goods and manufacturing, though selection was strong in basic materials and banks. Regional allocations helped performance.

Our short duration stance was a major source of the good performance of the fixed income portion relative to the benchmark. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated, credit-sensitive paper underperformed during the reporting period. Our exposure in securitized sectors generally proved beneficial. A slight overweight in financial institutions early in the year contributed positively. In the second half of the period, we were underweight the sector, which also contributed positively to relative performance as the sector fared poorly as the market prepared for Federal Reserve ("Fed") tightening. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. However, our declining high yield exposure broadly supported returns.

MARKET OUTLOOK: The second quarter ended a little softer as inflation crept up slightly, employment took a sideways move, and oil prices continued to be high. The second-quarter corporate profit outlook continues to be revised upward by analysts and we believe it will likely exceed the increased optimism as it has for the past five quarters. Despite this potentially strong earnings season, the Standard & Poor's ("S&P") 500 Index turned in lackluster performance. On June 30, at the much anticipated Federal Open Market Committee meeting, the Fed Funds rate was increased to 1.25%, a 25 basis point increase that was in line with consensus expectations. The Fed's comments pointed to a measured path of tightenings versus aggressive tightenings going forward. We remain overweight equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.


                       SEE INDEX DESCRIPTIONS ON PAGE 16.

PORTFOLIO MANAGERS' REPORT        ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                             PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OF CLASS I
                                                       1 YEAR        5 YEAR      JULY 5, 1995
                                                       ------        ------     ---------------
Class I                                                12.52%         1.70%         7.04%
Russell 3000 Index(1)                                  20.46%        (1.07)%       10.28%(3)
Strategic Allocation Balanced Composite Index(2)       12.72%         3.93%         8.35%(3)

The table above illustrates the total return of ING VP Strategic Allocation Balanced Portfolio against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite.

(3)  Since inception performance for the index is shown from July 1, 1995.

PRINCIPAL RISK FACTOR(S): The success of the Portfolio's strategy depends significantly on the Manager's skill in choosing investments and in allocating assets among different investment classes. Exposure to financial and market risks that accompany investments in stocks and bonds. Investing in stocks of small- and mid-sized companies may entail greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. If the seller in a repurchase agreement transaction defaults and the collateral value declines, the Portfolio many incur a loss. The value of convertible securities may fall when interest rates rise. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO          PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Income Portfolio (the "Portfolio") seeks to provide total return consistent with preservation of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Class I shares of the Portfolio provided a return of 1.79%, compared to its custom benchmark, which returned 1.38%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation posture helped performance for the six months ended June 30, 2004, as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 3.59% and the Lehman Brothers Aggregate Bond Index was essentially flat, rising 0.16%. These allocations were established in June of 2003 and modified only slightly throughout the following year.

The domestic equity component of the Portfolio outperformed its sub-benchmark, the Russell 3000 Index, primarily due to strong security selection among large-cap names. Stock selection was particularly strong in large-cap health care, consumer discretionary and utilities, though these positive results were likely offset partially by weak selection in large-cap technology and consumer staples plus small/mid-cap industrials and utilities.

Our short duration stance was a major source of the good performance of the fixed income portion relative to the benchmark. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated, credit-sensitive paper underperformed during the reporting period. Our exposure in securitized sectors generally proved beneficial. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period, but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. However, our high yield exposure broadly supported returns.

MARKET OUTLOOK: The second quarter ended a little softer as inflation crept up slightly, employment took a sideways move, and oil prices continued to be high. The second-quarter corporate profit outlook continues to be revised upward by analysts and we believe it will likely exceed the increased optimism as it has for the past five quarters. Despite this potentially strong earnings season, the Standard & Poor's ("S&P") 500 Index turned in lackluster performance. On June 30, at the much anticipated Federal Open Market Committee meeting, the Federal Reserve ("Fed") Funds rate was increased to 1.25%, a 25 basis point increase that was in line with consensus expectations. The Fed's comments pointed to a measured path of tightenings versus aggressive tightenings going forward. We remain overweight equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.


                       SEE INDEX DESCRIPTIONS ON PAGE 16.

PORTFOLIO MANAGERS' REPORT          ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                              PERIODS ENDED JUNE 30, 2004
                                                     --------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OF CLASS I
                                                       1 YEAR        5 YEAR      JULY 5, 1995
                                                       ------        ------     ---------------
Class I                                                 8.63%         3.21%         6.99%
Lehman Brothers Aggregate Bond Index(1)                 0.32%         6.95%         6.83%(3)
Strategic Allocation Income Composite Index(2)          7.15%         4.61%         7.50%(3)

The table above illustrates the total return of ING VP Strategic Allocation Income Portfolio against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Income Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(2) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite.

(3)  Since inception performance for the index is shown from July 1, 1995.

PRINCIPAL RISK FACTOR(S): The success of the Portfolio's strategy depends significantly on the Manager's skill in choosing investments and in allocating assets among different investment classes. Exposure to financial and market risks that accompany investments in stocks and bonds. Investing in stocks of small- and mid-sized companies may entail greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. If the seller in a repurchase agreement transaction defaults and the collateral value declines, the Portfolio many incur a loss. The value of convertible securities may fall when interest rates rise. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. In order to generate additional income, the Portfolio may lend portfolio securities and it may lose the opportunity to sell them at a desirable price.

PORTFOLIO MANAGERS' REPORT                                ADDITIONAL INFORMATION

ASSET CLASS

                                      ING VP            ING VP                 ING VP
                                      STRATEGIC         STRATEGIC              STRATEGIC
                                      ALLOCATION        ALLOCATION             ALLOCATION
                                      GROWTH PORTFOLIO  BALANCED PORTFOLIO(1)  INCOME PORTFOLIO(2)
--------------------------------------------------------------------------------------------------
EQUITIES
 DOMESTIC STOCKS
 Range                                   10-100%               0-80%                 0-70%

 INTERNATIONAL STOCKS
 Range                                     0-20%               0-10%                 0-10%

FIXED INCOME
 Range                                     0-40%               0-70%                0-100%

MONEY MARKET INSTRUMENTS
 Range                                     0-30%               0-30%                 0-30%

(1) ING VP Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2) ING VP Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Growth Composite, Strategic Allocation Income Composite, and Strategic Allocation Balanced Composite indices as benchmarks to which it compares the performance of ING VP Strategic Allocation Growth Portfolio, ING VP Strategic Allocation Income Portfolio and ING VP Strategic Allocation Balanced Portfolio, respectively. Each Composite index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

                                                          MORGAN STANLEY
                                                          CAPITAL INTERNATIONAL                           91-DAY U.S.
                                            RUSSELL 3000  EUROPE, AUSTRALIA AND  LEHMAN BROTHERS          TREASURY
COMPOSITE INDEX                             INDEX(3)      FAR EAST INDEX(4)      AGGREGATE BOND INDEX(5)  BILL RATE
Strategic Allocation Growth Composite(6)        70%                10%                    20%                  0%
Strategic Allocation Balanced Composite(7)      55%                 5%                    35%                  5%
Strategic Allocation Income Composite(8)        35%                 0%                    55%                 10%

(3) The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(4) The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.
(5) The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.
(6) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.
(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.
(8) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

                           ALL INDICES ARE UNMANAGED.
                AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)

                                                                                        ING VP          ING VP          ING VP
                                        ING VP            ING VP         ING VP        STRATEGIC       STRATEGIC       STRATEGIC
                                      INDEX PLUS        INDEX PLUS     INDEX PLUS     ALLOCATION      ALLOCATION      ALLOCATION
                                       LARGECAP           MIDCAP        SMALLCAP        GROWTH         BALANCED         INCOME
                                      PORTFOLIO         PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    ---------------   -------------  -------------  -------------   -------------   -------------
ASSETS:
Investments in securities
   at value+*                       $ 1,543,126,646   $ 622,099,617  $ 254,125,362  $ 224,358,739   $ 219,515,686   $ 129,524,146
Short-term investments at value**       289,647,767     157,046,588     42,869,181     44,076,237      69,434,762      46,571,146
Repurchase agreement                     12,919,000       8,994,000      4,752,000      4,490,000       7,054,000       6,610,000
Cash                                          9,253             564          2,145         61,478          15,095          18,034
Cash collateral for futures                 160,000         196,000             --          7,200          14,300           6,165
Foreign currencies at value***                   --              --             --         30,023          15,055              --
Receivables:
     Investment securities sold          31,893,868              --     12,666,405      9,756,851       8,062,709       3,640,095
     Dividends and interest               1,661,826         352,776        146,014        424,979         625,395         539,480
     Variation margin receivable             11,500          64,414             --          5,262           9,375           5,625
Prepaid expenses                             37,576          15,434          6,669          3,618           4,158           1,714
Reimbursement due from manager                   --              --             --             --             435           7,465
                                    ---------------   -------------  -------------  -------------   -------------   -------------
         Total assets                 1,879,467,436     788,769,393    314,567,776    283,214,387     304,750,970     186,923,870
                                    ---------------   -------------  -------------  -------------   -------------   -------------
LIABILITIES:
Payable for investment
   securities purchased                  36,464,600              --     13,118,419     15,541,268      23,933,291      18,663,049
Payable for futures variation
   margin                                        --              --             --          9,848           8,500           6,500
Payable upon receipt of
   securities loaned                    289,647,767     157,046,588     42,869,181     31,729,658      41,857,544      27,785,465
Payable to affiliates                       528,135         234,013         96,645        129,971         126,640          74,528
Payable for director fees                     9,836           3,437            656          2,872           1,124           3,184
Other accrued expenses
   and liabilities                           42,365          44,397         56,226         73,034          65,036          61,596
                                    ---------------   -------------  -------------  -------------   -------------   -------------
         Total liabilities              326,692,703     157,328,435     56,141,127     47,486,651      65,992,135      46,594,322
                                    ---------------   -------------  -------------  -------------   -------------   -------------
NET ASSETS                          $ 1,552,774,733   $ 631,440,958  $ 258,426,649  $ 235,727,736   $ 238,758,835   $ 140,329,548
                                    ===============   =============  =============  =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                     $ 1,791,116,685   $ 539,798,799  $ 213,500,693  $ 229,962,725   $ 229,922,878   $ 132,977,542
Undistributed net investment
   income                                24,342,500       4,626,681        860,719      3,900,527       4,791,828       4,014,875
Accumulated net realized gain
   (loss) on investments, foreign
   currencies and futures              (410,424,833)     31,786,757     20,721,013    (23,583,533)    (15,969,537)     (5,719,623)
Net unrealized appreciation on
   investments, foreign
   currencies and futures               147,740,381      55,228,721     23,344,224     25,448,017      20,013,666       9,056,754
                                    ---------------   -------------  -------------  -------------   -------------   -------------
NET ASSETS                          $ 1,552,774,733   $ 631,440,958  $ 258,426,649  $ 235,727,736   $ 238,758,835   $ 140,329,548
                                    ===============   =============  =============  =============   =============   =============

  + Including securities loaned
    at value                        $   282,080,747   $ 153,848,269  $  41,876,955  $  32,361,461   $  40,650,898   $  27,223,210
  * Cost of investments in
    securities                      $ 1,395,552,456   $ 566,928,513  $ 230,781,137  $ 198,915,552   $ 199,523,696   $ 120,477,269
 ** Cost of short-term
    investments                     $   289,647,767   $ 157,046,588  $  42,869,181  $  44,076,627   $  69,435,682   $  46,571,787
*** Cost of foreign currencies      $            --   $          --  $          --  $      30,043   $      15,116   $          --

CLASS I:
Net assets                          $ 1,453,240,236   $ 576,029,274  $ 224,057,484  $ 235,727,736   $ 238,758,835   $ 140,329,548
Shares authorized                       200,000,000     100,000,000    100,000,000    100,000,000     100,000,000     100,000,000
Par value                           $         0.001   $       0.001  $       0.001  $       0.001   $       0.001   $       0.001
Shares outstanding                      104,112,693      34,474,344     15,116,596     17,188,129      18,228,863      11,197,782
Net asset value and redemption
   price per share                  $         13.96   $       16.71  $       14.82  $       13.71   $       13.10   $       12.53

CLASS S:
Net assets                          $    99,534,497   $  55,411,684  $  34,369,165            n/a             n/a             n/a
Shares authorized                       100,000,000     100,000,000    100,000,000    100,000,000     100,000,000     100,000,000
Par value                           $         0.001   $       0.001  $       0.001  $       0.001   $       0.001   $       0.001
Shares outstanding                        7,166,623       3,334,565      2,332,817            n/a             n/a             n/a
Net asset value and redemption
   price per share                  $         13.89   $       16.62  $       14.73            n/a             n/a             n/a

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)

                                                                                        ING VP          ING VP          ING VP
                                        ING VP          ING VP          ING VP         STRATEGIC       STRATEGIC       STRATEGIC
                                      INDEX PLUS      INDEX PLUS      INDEX PLUS      ALLOCATION      ALLOCATION      ALLOCATION
                                       LARGECAP         MIDCAP         SMALLCAP         GROWTH         BALANCED         INCOME
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                     -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes
   withheld*                         $  11,963,070   $   3,413,093   $     984,195   $   1,696,583   $   1,317,320   $     550,499
Interest                                    74,394          34,636          15,872         474,205       1,205,600       1,198,998
Securities lending income                   68,906          30,706          37,187          13,785          20,811          17,688
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Total investment income            12,106,370       3,478,435       1,037,254       2,184,573       2,543,731       1,767,185
                                     -------------   -------------   -------------   -------------   -------------   -------------
EXPENSES:
Investment management fees               2,616,521       1,086,683         434,473         684,414         676,677         413,260
Distribution and service fees:
     Class S                                97,704          37,776          27,789              --              --              --
Transfer agent fees                          5,077           5,051           5,053           1,702           1,702           1,702
Administrative service fees                411,161         149,415          59,739          62,737          62,028          37,881
Shareholder reporting expense               18,773          10,192           4,550           7,826           4,710           5,460
Registration fees                            8,942           6,879           3,118             454             688              58
Professional fees                           54,869          20,675          16,231          16,595          16,286          15,503
Custody and accounting expense              59,817          28,068          19,157          22,090          28,489          13,286
Directors' fees                             33,476           8,736           4,594           5,824           3,640           4,186
Miscellaneous expense                       27,352          11,133           4,759           6,101           4,849           3,816
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Total expenses                      3,333,692       1,364,608         579,463         807,743         799,069         495,152
                                     -------------   -------------   -------------   -------------   -------------   -------------
Less:
     Net waived and reimbursed
       (recouped) fees                          --              --              --         (13,792)          5,713          45,658
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Net expenses                        3,333,692       1,364,608         579,463         821,535         793,356         449,494
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net investment income                    8,772,678       2,113,827         457,791       1,363,038       1,750,375       1,317,691
                                     -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES AND
   FUTURES:
Net realized gain (loss) on:
     Investments                        68,863,596      41,464,461      23,410,120      11,223,971       8,197,275       3,786,111
     Foreign currencies                         --              --              --          22,712          18,814           1,164
     Futures                               769,833         615,462              --            (890)          8,600           5,160
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net realized gain on investments,
   foreign currencies and futures       69,633,429      42,079,923      23,410,120      11,245,793       8,224,689       3,792,435
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net change in unrealized
   appreciation or depreciation on:
     Investments                       (33,015,357)     (8,241,405)     (3,781,294)     (5,950,814)     (4,712,432)     (2,705,301)
     Foreign currencies                         --              --              --          (1,966)            (61)             (1)
     Futures                                13,403          34,957              --          (6,380)         15,118           8,918
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net change in unrealized
   appreciation or depreciation on
   investments, foreign currencies
   and futures                         (33,001,954)     (8,206,448)     (3,781,294)     (5,959,160)     (4,697,375)     (2,696,384)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net realized and unrealized gain
   on investments, foreign
   currencies and futures               36,631,475      33,873,475      19,628,826       5,286,633       3,527,314       1,096,051
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                   $  45,404,153   $  35,987,302   $  20,086,617   $   6,649,671   $   5,277,689   $   2,413,742
                                     =============   =============   =============   =============   =============   =============

  *Foreign taxes                     $          --   $          --   $          --   $      40,402   $      22,375   $       1,135

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                  ING VP INDEX PLUS                     ING VP INDEX PLUS
                                                                  LARGECAP PORTFOLIO                    MIDCAP PORTFOLIO
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                               ENDED             ENDED              ENDED              ENDED
                                                             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                               2004              2003                2004              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income                                     $     8,772,678    $    15,642,091    $     2,113,827    $     2,557,072
Net realized gain (loss) on investments and futures            69,633,429        (21,820,234)        42,079,923         14,450,365
Net change in unrealized appreciation or depreciation
   on investments and futures                                 (33,001,954)       288,630,476         (8,206,448)        81,403,828
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets resulting from operations        45,404,153        282,452,333         35,987,302         98,411,265
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class I                                                           --        (12,348,811)                --         (1,377,191)
     Class S                                                           --           (156,715)                --            (27,291)
                                                          ---------------    ---------------    ---------------    ---------------
Total distributions                                                    --        (12,505,526)                --         (1,404,482)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              104,160,009      1,567,948,548        126,648,729        138,161,411
Dividends reinvested                                                   --         12,505,526                 --          1,404,482
                                                          ---------------    ---------------    ---------------    ---------------
                                                              104,160,009      1,580,454,074        126,648,729        139,565,893
Cost of shares redeemed                                       (45,587,884)    (1,349,719,284)        (2,368,655)       (22,990,593)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net asset resulting from capital
   share transactions                                          58,572,125        230,734,790        124,280,074        116,575,300
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                    103,976,278        500,681,597        160,267,376        213,582,083
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                                         1,448,798,455        948,116,858        471,173,582        257,591,499
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $ 1,552,774,733    $ 1,448,798,455    $   631,440,958    $   471,173,582
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income
   at end of period                                       $    24,342,500    $    15,569,822    $     4,626,681    $     2,512,854
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                   ING VP INDEX PLUS                     ING VP STRATEGIC
                                                                   SMALLCAP PORTFOLIO               ALLOCATION GROWTH PORTFOLIO
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                               2004               2003               2004               2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income                                     $       457,791    $       426,372    $     1,363,038    $     2,462,819
Net realized gain on investments, foreign currencies
   and futures                                                 23,410,120          6,040,106         11,245,793          4,775,617
Net change in unrealized appreciation or depreciation
   on investments, foreign currencies and futures              (3,781,294)        33,092,580         (5,959,160)        34,258,082
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets resulting from operations        20,086,617         39,559,058          6,649,671         41,496,518
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class I                                                           --           (212,503)                --         (1,692,396)
     Class S                                                           --             (6,458)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
Total distributions                                                    --           (218,961)                --         (1,692,396)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               59,761,869         77,170,982         16,844,172         23,016,183
Dividends reinvested                                                   --            218,960                 --          1,692,396
                                                          ---------------    ---------------    ---------------    ---------------
                                                               59,761,869         77,389,942         16,844,172         24,708,579
Cost of shares redeemed                                        (5,876,014)       (22,784,198)        (7,025,635)       (10,985,790)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net asset resulting from capital
   share transactions                                          53,885,855         54,605,744          9,818,537         13,722,789
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                     73,972,472         93,945,841         16,468,208         53,526,911
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                                           184,454,177         90,508,336        219,259,528        165,732,617
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   258,426,649    $   184,454,177    $   235,727,736    $   219,259,528
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income
   at end of period                                       $       860,719    $       402,928    $     3,900,527    $     2,537,489
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                   ING VP STRATEGIC                     ING VP STRATEGIC
                                                             ALLOCATION BALANCED PORTFOLIO          ALLOCATION INCOME PORTFOLIO
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                               ENDED             ENDED              ENDED              ENDED
                                                             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                               2004              2003               2004               2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income                                     $     1,750,375    $     3,101,737    $     1,317,691    $     2,737,295
Net realized gain on investments, foreign
   currencies and futures                                       8,224,689          4,796,268          3,792,435          3,808,774
Net change in unrealized appreciation or depreciation
   on investments, foreign currencies and futures              (4,697,375)        24,406,773         (2,696,384)         9,681,310
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets resulting from operations         5,277,689         32,304,778          2,413,742         16,227,379
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class I                                                           --         (2,679,069)                --         (2,954,235)
                                                          ---------------    ---------------    ---------------    ---------------
Total distributions                                                    --         (2,679,069)                --         (2,954,235)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               30,959,603         29,723,305         13,489,525         15,209,893
Dividends reinvested                                                   --          2,679,069                 --          2,954,235
                                                          ---------------    ---------------    ---------------    ---------------
                                                               30,959,603         32,402,374         13,489,525         18,164,128
Cost of shares redeemed                                        (6,315,679)       (11,359,470)       (11,201,821)       (16,424,023)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net asset resulting from capital
   share transactions                                          24,643,924         21,042,904          2,287,704          1,740,105
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                     29,921,613         50,668,613          4,701,446         15,013,249
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                                           208,837,222        158,168,609        135,628,102        120,614,853
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   238,758,835    $   208,837,222    $   140,329,548    $   135,628,102
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income
   at end of period                                       $     4,791,828    $     3,041,453    $     4,014,875    $     2,697,184
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO (UNAUDITED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                       2004           2003         2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        13.54        10.85        13.86        16.73        20.87        17.59
 Income (loss) from investment operations:
 Net investment income                           $         0.08         0.14         0.14         0.15         0.13         0.12
 Net realized and unrealized gain (loss)
 on investments                                  $         0.34         2.68        (3.12)       (2.40)       (1.99)        4.09
 Total from investment operations                $         0.42         2.82        (2.98)       (2.25)       (1.86)        4.21
 Less distributions from:
 Net investment income                           $           --         0.13         0.03         0.13         0.14         0.10
 Net realized gain on investments                $           --           --           --         0.49         2.14         0.83
 Total distributions                             $           --         0.13         0.03         0.62         2.28         0.93
 Net asset value, end of period                  $        13.96        13.54        10.85        13.86        16.73        20.87
 TOTAL RETURN(1)                                 %         3.10        26.14       (21.53)      (13.62)       (9.41)       24.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $    1,453,240    1,389,298      943,520    1,165,893    1,248,768    1,162,472
 Ratios to average net assets:
 Expenses(2)                                     %         0.43         0.43         0.45         0.45         0.44         0.45
 Net investment income(2)                        %         1.19         1.33         1.18         1.05         0.73         0.78
 Portfolio turnover rate                         %           32           88          139          125          111           88

                                                                                                 CLASS S
                                                                        --------------------------------------------------------
                                                                        SIX MONTHS                                    JULY 16,
                                                                          ENDED         YEAR ENDED DECEMBER 31,      2001(3) TO
                                                                         JUNE 30,     ---------------------------   DECEMBER 31,
                                                                           2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $         13.49          10.83          13.86          14.80
 Income (loss) from investment operations:
 Net investment income                                              $          0.05           0.15           0.12             --*
 Net realized and unrealized gain (loss)
 on investments                                                     $          0.35           2.63          (3.13)         (0.83)
 Total from investment operations                                   $          0.40           2.78          (3.01)         (0.83)
 Less distributions from:
 Net investment income                                              $            --           0.12           0.02           0.11
 Net realized gain on investments                                   $            --             --             --             --
 Total distributions                                                $            --           0.12           0.02           0.11
 Net asset value, end of period                                     $         13.89          13.49          10.83          13.86
 TOTAL RETURN(1)                                                    %          2.97          25.84         (21.74)         (5.56)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $        99,534         59,500          4,597            821
 Ratios to average net assets:
 Expenses(2)                                                        %          0.68           0.68           0.71           0.69
 Net investment income(2)                                           %          0.95           1.11           0.93           0.80
 Portfolio turnover rate                                            %            32             88            139            125

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of offering of shares.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO (UNAUDITED)              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                      2004           2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        15.64        11.86        13.54        14.67        12.40        12.20
 Income (loss) from investment operations:
 Net investment income                           $         0.05         0.09         0.04         0.07         0.04         0.06
 Net realized and unrealized gain (loss)
 on investments                                  $         1.02         3.75        (1.67)       (0.26)        2.43         1.76
 Total from investment operations                $         1.07         3.84        (1.63)       (0.19)        2.47         1.82
 Less distributions from:
 Net investment income                           $           --         0.06         0.05         0.03           --         0.06
 Net realized gain on investments                $           --           --           --         0.91         0.20         1.56
 Total distributions                             $           --         0.06         0.05         0.94         0.20         1.62
 Net asset value, end of period                  $        16.71        15.64        11.86        13.54        14.67        12.40
 TOTAL RETURN(1)                                 %         6.84        32.45       (12.09)       (1.32)       19.91        15.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      576,029      451,213      251,674      161,663       94,727       19,244
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)  %         0.49         0.50         0.53         0.55         0.58         0.60
 Gross expenses prior to expense
 reimbursement(2)                                %         0.49         0.50         0.53         0.55         0.62         0.80
 Net investment income after expense
 reimbursement(2)(3)                             %         0.79         0.78         0.61         0.77         0.66         0.68
 Portfolio turnover rate                         %           57          113          139          189          154          143

                                                                                               CLASS S
                                                                     -----------------------------------------------------------
                                                                     SIX MONTHS                                       JULY 16,
                                                                       ENDED           YEAR ENDED DECEMBER 31,       2001(4) TO
                                                                      JUNE 30,         -----------------------      DECEMBER 31,
                                                                        2004              2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                             $       15.57           11.83          13.52             13.58
 Income (loss) from investment operations:
 Net investment income                                            $        0.00* **        0.04           0.01                --
 Net realized and unrealized gain (loss)
 on investments                                                   $        1.05            3.74          (1.66)            (0.06)
 Total from investment operations                                 $        1.05            3.78          (1.65)            (0.06)
 Less distributions from:
 Net investment income                                            $          --            0.04           0.04                --
 Net realized gain on investments                                 $          --              --             --                --
 Total distributions                                              $          --            0.04           0.04                --
 Net asset value, end of period                                   $       16.62           15.57          11.83             13.52
 TOTAL RETURN(1)                                                  %        6.74           32.06         (12.26)            (0.44)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                $      55,412          19,960          5,917               830
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                   %        0.74            0.75           0.78              0.80
 Gross expenses prior to expense
 reimbursement(2)                                                 %        0.74            0.75           0.78              0.80
 Net investment income after expense reimbursement(2)(3)          %        0.54            0.54           0.37              0.51
 Portfolio turnover rate                                          %          57             113            139               189

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4)  Commencement of offering of shares.
*    Amount represents less than $0.01.
** Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO (UNAUDITED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                      2004           2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       13.52          9.95        11.60        11.97        10.90         9.86
 Income (loss) from investment operations:
 Net investment income                           $        0.02          0.03         0.01         0.02         0.02         0.02
 Net realized and unrealized gain (loss)
 on investments                                  $        1.28          3.56        (1.53)        0.25         1.05         1.04
 Total from investment operations                $        1.30          3.59        (1.52)        0.27         1.07         1.06
 Less distributions from:
 Net investment income                           $          --          0.02         0.01         0.02           --         0.02
 Net realized gain on investments                $          --            --         0.12         0.62           --           --
 Total distributions                             $          --          0.02         0.13         0.64           --         0.02
 Net asset value, end of period                  $       14.82         13.52         9.95        11.60        11.97        10.90
 TOTAL RETURN(1)                                 %        9.62         36.15       (13.21)        2.41         9.82        10.79

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     224,057       168,035       86,494       46,547       20,484       12,484
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)  %        0.51          0.56         0.58         0.60         0.60         0.60
 Gross expenses prior to expense
 reimbursement(2)                                %        0.51          0.56         0.63         0.71         0.86         0.90
 Net investment income after expense
 reimbursement(2)(3)                             %        0.45          0.37         0.30         0.35         0.28         0.28
 Portfolio turnover rate                         %          68           120          134          134          142          107

                                                                                               CLASS S
                                                                     -----------------------------------------------------------
                                                                     SIX MONTHS                                       JULY 16,
                                                                       ENDED           YEAR ENDED DECEMBER 31,       2001(4) TO
                                                                      JUNE 30,        ------------------------      DECEMBER 31,
                                                                        2004              2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                             $       13.46            9.92          11.58             11.40
 Income (loss) from investment operations:
 Net investment income (loss)                                     $       (0.00)*          0.01           0.00*               --
 Net realized and unrealized gain (loss)
 on investments                                                   $        1.27            3.54          (1.53)             0.18
 Total from investment operations                                 $        1.27            3.55          (1.53)             0.18
 Less distributions from:
 Net investment income                                            $          --            0.01           0.01                --
 Net realized gain on investments                                 $          --              --           0.12                --
 Total distributions                                              $          --            0.01           0.13                --
 Net asset value, end of period                                   $       14.73           13.46           9.92             11.58
 TOTAL RETURN(1)                                                  %        9.44           35.83         (13.39)             1.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                $      34,369          16,419          4,014               690
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                   %        0.76            0.80           0.84              0.85
 Gross expenses prior to expense
 reimbursement(2)                                                 %        0.76            0.80           0.88              0.96
 Net investment income after expense reimbursement(2)(3)          %        0.21            0.13           0.05              0.10
 Portfolio turnover rate                                          %          68             120            134               134

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Commencement of offering of shares.

*    Amount represents less than $0.01.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO (UNAUDITED)    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                      2004           2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       13.32         10.81        12.75        14.65        14.92        14.02
 Income (loss) from investment operations:
 Net investment income                           $        0.07          0.15         0.13         0.20         0.23         0.39
 Net realized and unrealized gain (loss)
 on investments                                  $        0.32          2.47        (1.87)       (1.88)       (0.32)        1.56
 Total from investment operations                $        0.39          2.62        (1.74)       (1.68)       (0.09)        1.95
 Less distributions from:
 Net investment income                           $          --          0.11         0.20         0.22         0.06         0.33
 Net realized gain on investments                $          --            --           --           --         0.12         0.72
 Total distributions                             $          --          0.11         0.20         0.22         0.18         1.05
 Net asset value, end of period                  $       13.71         13.32        10.81        12.75        14.65        14.92
 TOTAL RETURN(1)                                 %        2.93         24.34       (13.76)      (11.54)       (0.67)       14.35

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     235,728       219,260      165,733      197,038      216,319      214,412
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(2)(3)                  $        0.72          0.75         0.75         0.74         0.75         0.74
 Gross expenses prior to expense
 reimbursement/recoupment                        $        0.71          0.74         0.77         0.74         0.75         0.74
 Net investment income after expense(2)
 reimbursement(2)(3)                             $        1.19          1.32         1.14         1.58         1.59         2.31
 Portfolio turnover rate                         %          99           232          271          247          215          135

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.

(2)  Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                      2004           2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       12.78         10.86        12.31        13.58        13.77        13.32
 Income (loss) from investment operations:
 Net investment income                           $        0.08          0.18         0.20         0.29         0.35         0.45
 Net realized and unrealized gain (loss)
 on investments                                  $        0.24          1.92        (1.36)       (1.23)       (0.29)        0.87
 Total from investment operations                $        0.32          2.10        (1.16)       (0.94)        0.06         1.32
 Less distributions from:
 Net investment income                           $          --          0.18         0.29         0.33         0.09         0.36
 Net realized gain on investments                $          --            --           --           --         0.16         0.51
 Total distributions                             $          --          0.18         0.29         0.33         0.25         0.87
 Net asset value, end of period                  $       13.10         12.78        10.86        12.31        13.58        13.77
 TOTAL RETURN(1)                                 %        2.50         19.47        (9.54)       (6.99)        0.41        10.22

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     238,759       208,837      158,169      181,296      189,109      197,702
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)  %        0.70          0.70         0.70         0.70         0.70         0.74
 Gross expenses prior to expense reimbursement   %        0.71          0.74         0.77         0.74         0.75         0.74
 Net investment income after expense(2)
 reimbursement(2)(3)                             %        1.55          1.75         1.71         2.39         2.53         3.05
 Portfolio turnover rate                         %         131           278          267          195          213          142

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.

(2)  Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO (UNAUDITED)    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS I
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     --------------------------------------------------------------
                                                      2004           2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        12.31        11.09        11.99        12.84        12.49        12.37
 Income (loss) from investment operations:
 Net investment income                           $         0.11         0.25         0.27         0.38         0.49         0.52
 Net realized and unrealized gain (loss)
 on investments                                  $         0.11         1.25        (0.78)       (0.68)        0.11         0.34
 Total from investment operations                $         0.22         1.50        (0.51)       (0.30)        0.60         0.86
 Less distributions from:
 Net investment income                           $           --         0.28         0.39         0.46         0.11         0.41
 Net realized gain on investments                $           --           --           --         0.09         0.14         0.33
 Total distributions                             $           --         0.28         0.39         0.55         0.25         0.74
 Net asset value, end of period                  $        12.53        12.31        11.09        11.99        12.84        12.49
 TOTAL RETURN(1)                                 %         1.79        13.65        (4.34)       (2.37)        4.81         7.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      140,330      135,628      120,615      129,998      128,379      131,207
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)  %         0.65         0.65         0.65         0.65         0.65         0.75
 Gross expenses prior to expense
 reimbursement(2)                                %         0.72         0.74         0.77         0.76         0.76         0.75
 Net investment income after expense
 reimbursement(2)(3)                             %         1.91         2.18         2.36         3.30         3.81         3.75
 Portfolio turnover rate                         %          155          332          248          155          180          140

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Variable Portfolios, Inc. and the ING Strategic Allocation Portfolios, Inc. are each registered under the Investment Company Act of 1940 as an open-end management investment company.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios that comprise the ING Variable Portfolios, Inc. The three portfolios (each a "Portfolio", collectively the "Portfolios") that are in this report are: ING VP Index Plus LargeCap Portfolio ("VP Index Plus LargeCap"), ING VP Index Plus MidCap Portfolio ("VP Index Plus MidCap") and ING VP Index Plus SmallCap Portfolio ("VP Index Plus SmallCap").

The ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994. There are three separate investment portfolios (each a "Portfolio", collectively the "Portfolios") that comprise the ING Strategic Allocation Portfolios: ING VP Strategic Allocation Growth Portfolio ("VP Strategic Allocation Growth"), ING VP Strategic Allocation Balanced Portfolio ("VP Strategic Allocation Balanced") and ING VP Strategic Allocation Income Portfolio ("VP Strategic Allocation Income").

Each Portfolio offers Class I (formerly, Class R) shares. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap also offer Class S. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC is the principal underwriter of the Portfolios. ING Funds Distributor, LLC, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. SWAP CONTRACTS. VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K. ILLIQUID AND RESTRICTED SECURITIES. VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income each may not invest more than 15% of its net assets in illiquid securities. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap each may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTIONS. VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

M. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                   PURCHASES        SALES
                                                 -------------  -------------
VP Index Plus LargeCap                           $ 549,585,599  $ 473,805,292
VP Index Plus MidCap                               432,048,527    307,671,670
VP Index Plus SmallCap                             197,534,306    146,006,967
VP Strategic Allocation Growth                     184,292,153    191,372,243
VP Strategic Allocation Balanced                   156,159,794    155,472,195
VP Strategic Allocation Income                      72,673,841     89,505,319

U.S. Government securities not included above were as follows:

                                                   PURCHASES        SALES
                                                 -------------  -------------
VP Strategic Allocation Growth                   $  46,717,835  $  27,562,182
VP Strategic Allocation Balanced                   143,208,125    124,826,156
VP Strategic Allocation Income                     136,201,999    117,102,817

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with ING Investments (the "Investment Manager"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap                                              0.35%
VP Index Plus MidCap                                                0.40%
VP Index Plus SmallCap                                              0.40%
VP Strategic Allocation Growth                                      0.60%
VP Strategic Allocation Balanced                                    0.60%
VP Strategic Allocation Income                                      0.60%

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to the Administration Agreements ING Funds Services, LLC ("IFS"), a wholly-owned subsidiary of ING Groep N.V., acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 -- DISTRIBUTION FEES

Each Class S share of the Portfolios has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of the Portfolio's Class S shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of the Portfolio's S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor a Distribution Fee at a rate of 0.25% based on average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                ACCRUED                               ACCRUED
                                               INVESTMENT           ACCRUED         SHAREHOLDER
                                               MANAGEMENT       ADMINISTRATIVE      SERVICES AND
                                                  FEES               FEES         DISTRIBUTION FEES       TOTAL
                                            ----------------   ----------------   -----------------  ----------------
VP Index Plus LargeCap                      $        440,064   $         69,146   $          18,925   $        528,135
VP Index Plus MidCap                                 197,693             27,176               9,144            234,013
VP Index Plus SmallCap                                79,719             10,959               5,967             96,645
VP Strategic Allocation Growth                       114,536             10,496               4,939            129,971
VP Strategic Allocation Balanced                     116,009             10,631                  --            126,640
VP Strategic Allocation Income                        68,272              6,256                  --             74,528

The Portfolios have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                         CLASS I         CLASS S
                                         -------         -------
VP Index Plus LargeCap                    0.55%           0.80%
VP Index Plus MidCap                      0.60%           0.85%
VP Index Plus SmallCap                    0.60%           0.85%
VP Strategic Allocation Growth            0.75%            N/A
VP Strategic Allocation Balanced          0.70%            N/A
VP Strategic Allocation Income            0.65%            N/A

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of June 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                                                    JUNE 30,
                                            ------------------------------------------------------
                                                  2005               2006               2007               TOTAL
                                            ----------------   ----------------   ----------------   ----------------
VP Index Plus LargeCap                      $             --   $         26,169   $             --   $         26,169
VP Strategic Allocation Balanced                      18,501            143,044             16,153            177,698
VP Strategic Allocation Income                        32,579            161,447             87,001            281,027

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended June 30, 2004, the Portfolios did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS

Transaction in capital shares and dollars were as follows:

                                                                CLASS I SHARES                        CLASS S SHARES
                                                     -----------------------------------   -----------------------------------
                                                        SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                          ENDED              ENDED             ENDED               ENDED
                                                         JUNE 30,         DECEMBER 31,        JUNE 30,          DECEMBER 31,
                                                           2004              2003               2004               2003
                                                     ----------------   ----------------   ----------------   ----------------
VP INDEX PLUS LARGECAP (NUMBER OF SHARES)
Shares sold                                                 4,568,391         22,640,138          3,009,070          5,101,101
Dividends reinvested                                               --            932,690                 --             13,158
Shares redeemed                                            (3,076,767)        (7,924,422)          (254,169)        (1,127,031)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase in shares outstanding                          1,491,624         15,648,406          2,754,901          3,987,228
                                                     ================   ================   ================   ================
VP INDEX PLUS LARGECAP ($)
Shares sold                                          $     62,894,719   $  1,506,897,350   $     41,265,290   $     61,069,198
Dividends reinvested                                               --         12,348,811                 --            156,715
Shares redeemed                                           (42,127,324)    (1,337,529,687)        (3,460,560)       (12,189,597)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase                                         $     20,767,395   $    181,716,474   $     37,804,730   $     49,036,316
                                                     ================   ================   ================   ================

                                                                CLASS I SHARES                       CLASS S SHARES
                                                     -----------------------------------   -----------------------------------
                                                        SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                           2004              2003                2004              2003
                                                     ----------------   ----------------   ----------------   ----------------
VP INDEX PLUS MIDCAP (NUMBER OF SHARES)
Shares sold                                                 5,749,912          8,999,559          2,074,905          1,219,454
Dividends reinvested                                               --            104,017                 --              2,068
Shares redeemed                                              (125,486)        (1,471,636)           (22,005)          (440,135)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase in shares outstanding                          5,624,426          7,631,940          2,052,900            781,387
                                                     ================   ================   ================   ================
VP INDEX PLUS MIDCAP ($)
Shares sold                                          $     93,169,844   $    121,968,447   $     33,478,885   $     16,192,964
Dividends reinvested                                               --          1,377,191                 --             27,291
Shares redeemed                                            (2,016,892)       (17,897,180)          (351,763)        (5,093,413)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase                                         $     91,152,952   $    105,448,458   $     33,127,122   $     11,126,842
                                                     ================   ================   ================   ================

                                                                CLASS I SHARES                        CLASS S SHARES
                                                     -----------------------------------   -----------------------------------
                                                        SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                           2004              2003                2004              2003
                                                     ----------------   ----------------   ----------------   ----------------
VP INDEX PLUS SMALLCAP (NUMBER OF SHARES)
Shares sold                                                 2,991,450          5,422,840          1,237,042          1,184,635
Dividends reinvested                                               --             19,041                 --                581
Shares redeemed                                              (299,859)        (1,712,672)          (124,140)          (370,022)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase in shares outstanding                          2,691,591          3,729,209          1,112,902            815,194
                                                     ================   ================   ================   ================
VP INDEX PLUS SMALLCAP ($)
Shares sold                                          $     42,334,708   $     63,427,915   $     17,427,161   $     13,743,067
Dividends reinvested                                               --            212,503                 --              6,457
Shares redeemed                                            (4,194,454)       (19,025,127)        (1,681,560)        (3,759,071)
                                                     ----------------   ----------------   ----------------   ----------------
Net increase                                         $     38,140,254   $     44,615,291   $     15,745,601   $      9,990,453
                                                     ================   ================   ================   ================

                                                                CLASS I SHARES
                                                     -----------------------------------
                                                        SIX MONTHS           YEAR
                                                          ENDED              ENDED
                                                         JUNE 30,         DECEMBER 31,
                                                           2004              2003
                                                     ----------------   ----------------
VP STRATEGIC ALLOCATION GROWTH (NUMBER OF SHARES)
Shares sold                                                 1,243,822          2,058,284
Dividends reinvested                                               --            141,946
Shares redeemed                                              (520,466)        (1,070,683)
                                                     ----------------   ----------------
Net increase in shares outstanding                            723,356          1,129,547
                                                     ================   ================
VP STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                          $     16,844,172   $     23,016,183
Dividends reinvested                                               --          1,692,396
Shares redeemed                                            (7,025,635)       (10,985,790)
                                                     ----------------   ----------------
Net increase                                         $      9,818,537   $     13,722,789
                                                     ================   ================

                                                                CLASS I SHARES
                                                     -----------------------------------
                                                        SIX MONTHS           YEAR
                                                          ENDED              ENDED
                                                         JUNE 30,         DECEMBER 31,
                                                           2004              2003
                                                     ----------------   ----------------
VP STRATEGIC ALLOCATION BALANCED (NUMBER OF SHARES)
Shares sold                                                 2,379,745          2,725,924
Dividends reinvested                                               --            228,713
Shares redeemed                                              (486,165)        (1,180,144)
                                                     ----------------   ----------------
Net increase in shares outstanding                          1,893,580          1,774,493
                                                     ================   ================
VP STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                          $     30,959,603   $     29,723,305
Dividends reinvested                                               --          2,679,069
Shares redeemed                                            (6,315,679)       (11,359,470)
                                                     ----------------   ----------------
Net increase                                         $     24,643,924   $     21,042,904
                                                     ================   ================

                                                               CLASS I SHARES
                                                     -----------------------------------
                                                        SIX MONTHS           YEAR
                                                          ENDED              ENDED
                                                         JUNE 30,         DECEMBER 31,
                                                           2004              2003
                                                     ----------------   ----------------
VP STRATEGIC ALLOCATION INCOME (NUMBER OF SHARES)
Shares sold                                                 1,078,755          1,584,623
Dividends reinvested                                               --            255,069
Shares redeemed                                              (897,058)        (1,702,803)
                                                     ----------------   ----------------
Net increase in shares outstanding                            181,697            136,889
                                                     ================   ================
VP STRATEGIC ALLOCATION INCOME ($)
Shares sold                                          $     13,489,525   $     15,209,893
Dividends reinvested                                               --          2,954,235
Shares redeemed                                           (11,201,821)       (16,424,023)
                                                     ----------------   ----------------
Net increase                                         $      2,287,704   $      1,740,105
                                                     ================   ================

NOTE 10 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At June 30, 2004, the Portfolios had securities on loan and received collateral with the following market values:

                                                                   VALUE OF
                                                                  SECURITIES          VALUE OF          TOTAL VALUE
                                                VALUE OF        PURCHASED WITH        NON-CASH              OF
                                            SECURITIES LOANED   CASH COLLATERAL      COLLATERAL*        COLLATERAL
                                            -----------------  ----------------   ----------------   ----------------
VP Index Plus LargeCap                      $     282,080,747  $    289,647,767   $             --   $    289,647,767
VP Index Plus MidCap                              153,848,269       157,046,588                 --        157,046,588
VP Index Plus SmallCap                             41,876,955        31,729,658                 --         42,869,181
VP Strategic Allocation Growth                     32,361,461        33,541,721          1,812,063         33,541,721
VP Strategic Allocation Balanced                   40,650,898        41,857,544                 --         41,857,544
VP Strategic Allocation Income                     27,223,210        27,785,465                 --         27,785,465

----------
* Various U.S. Treasury obligations, 6.125%-8.750%, 05/15/16-11/15/27.

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for Investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no distributions to shareholders during the six months ended June 30, 2004. Dividends to shareholders from ordinary income for the year ended December 31, 2003 were:

VP Index Plus LargeCap                     $  12,505,526
VP Index Plus MidCap                           1,404,482
VP Index Plus SmallCap                           218,961
VP Strategic Allocation Growth                 1,692,396
VP Strategic Allocation Balanced               2,679,069
VP Strategic Allocation Income                 2,954,235

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 were as follows:

                                                        UNDISTRIBUTED     UNREALIZED        CAPITAL
                                       UNDISTRIBUTED      LONG-TERM      APPRECIATION/        LOSS           EXPIRATION
                                      ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)    CARRYFORWARDS        DATES
                                      ---------------   -------------   --------------   ---------------    ----------
VP Index Plus LargeCap                 $ 15,567,006      $       --      $ 70,008,802    $  (136,370,770)      2009
                                                                                            (181,519,180)      2010
                                                                                             (51,431,965)      2011
                                                                                         ---------------
                                                                                         $  (369,321,915)
                                                                                         ===============

VP Index Plus MidCap                      2,507,023              --        55,306,134    $    (2,158,301)      2010
VP Index Plus SmallCap                    1,128,137         622,991        23,088,210                 --         --
VP Strategic Allocation Growth            2,499,340              --        28,540,561    $   (20,509,023)      2009
                                                                                             (11,415,536)      2010
                                                                                         ---------------
                                                                                         $   (31,924,559)
                                                                                         ===============

VP Strategic Allocation Balanced          2,983,867              --        21,862,264    $   (13,731,864)      2009
                                                                                              (7,555,999)      2010
                                                                                         ---------------
                                                                                         $   (21,287,863)
                                                                                         ===============

VP Strategic Allocation Income            2,659,706              --        10,138,289    $    (4,578,703)      2009
                                                                                              (3,281,028)      2010
                                                                                         ---------------
                                                                                         $    (7,859,731)
                                                                                         ===============

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. The VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus LargeCap Portfolios currently limit investment in illiquid securities to 10% of the Portfolios' net assets, at market value, at time of purchase. The VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income Portfolios limit investments in illiquid securities to 15%.

                                                              INITIAL                           PERCENT
                                              PRINCIPAL     ACQUISITION                         OF NET
PORTFOLIO                    SECURITY          AMOUNT          DATE          COST     VALUE     ASSETS
---------                    --------         ---------     -----------      ----     -----     -------
VP Index Plus SmallCap    MascoTech, Inc.     $   2,000      11/29/00        $ --     $  --      0.0%

NOTE 13 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO                    as of June 30, 2004 (Unaudited)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 99.4%

                        ADVERTISING: 0.2%
        54,850   @,L    Interpublic Group of
                          Cos., Inc.                                    $        753,091
        24,500    L     Omnicom Group                                          1,859,305
                                                                        ----------------
                                                                               2,612,396
                                                                        ----------------
                        AEROSPACE/DEFENSE: 2.1%
       185,050    L     Boeing Co.                                             9,454,204
        65,600          General Dynamics Corp.                                 6,514,080
        23,950    L     Goodrich Corp.                                           774,304
        61,150    L     Lockheed Martin Corp.                                  3,184,692
        50,400          Northrop Grumman Corp.                                 2,706,480
        56,800          Raytheon Co.                                           2,031,736
        35,050          Rockwell Collins, Inc.                                 1,167,866
        69,000          United Technologies Corp.                              6,312,120
                                                                        ----------------
                                                                              32,145,482
                                                                        ----------------
                        AGRICULTURE: 1.2%
       277,300          Altria Group, Inc.                                    13,878,865
        76,577          Archer-Daniels-Midland Co.                             1,284,962
        35,700          Monsanto Co.                                           1,374,450
        11,700    L     Reynolds American, Inc.                                  790,803
        22,850    L     UST, Inc.                                                822,600
                                                                        ----------------
                                                                              18,151,680
                                                                        ----------------
                        AIRLINES: 0.0%
        42,500    L     Southwest Airlines Co.                                   712,725
                                                                        ----------------
                                                                                 712,725
                                                                        ----------------
                        APPAREL: 0.7%
        29,650          Jones Apparel Group, Inc.                              1,170,582
        12,800          Liz Claiborne, Inc.                                      460,544
        86,300          Nike, Inc.                                             6,537,225
         9,700          Reebok Intl. Ltd.                                        349,006
        37,300    L     VF Corp.                                               1,816,510
                                                                        ----------------
                                                                              10,333,867
                                                                        ----------------
                        AUTO MANUFACTURERS: 1.1%
       620,600    L     Ford Motor Co.                                         9,712,390
        71,200    L     General Motors Corp.                                   3,317,208
        56,987    L     Paccar, Inc.                                           3,304,676
                                                                        ----------------
                                                                              16,334,274
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.1%
        15,400    L     Dana Corp.                                               301,840
        10,400          Johnson Controls, Inc.                                   555,152
                                                                        ----------------
                                                                                 856,992
                                                                        ----------------
                        BANKS: 6.6%
        45,000          AmSouth Bancorp                                        1,146,150
       341,487          Bank of America Corp.                                 28,896,629
        96,300    L     Bank of New York Co., Inc.                             2,838,924
       149,750          Bank One Corp.                                         7,637,250
        29,400          BB&T Corp.                                             1,086,918
        26,615          Charter One Financial, Inc.                            1,176,117
        23,100    L     Comerica, Inc.                                         1,267,728
        75,950          Fifth Third Bancorp                                    4,084,591
        13,400    L     First Horizon National Corp.                             609,298
        25,060    L     Huntington Bancshares, Inc.                              573,874
        94,400    L     Keycorp                                                2,821,616
        25,000          Marshall & Ilsley Corp.                                  977,250
        48,700          Mellon Financial Corp.                                 1,428,371
        80,800    L     National City Corp.                                    2,828,808
        18,450          North Fork
                          Bancorporation, Inc.                          $        702,023
        24,700          Northern Trust Corp.                                   1,044,316
        33,450          PNC Financial Services
                          Group, Inc.                                          1,775,526
        26,250    L     Regions Financial Corp.                                  959,438
        43,950          SouthTrust Corp.                                       1,705,700
        45,250          State Street Corp.                                     2,219,060
        34,450          SunTrust Banks, Inc.                                   2,238,906
        37,950    L     Synovus Financial Corp.                                  960,894
        26,800          Union Planters Corp.                                     798,908
       264,497          US Bancorp                                             7,289,537
       267,150          Wachovia Corp.                                        11,888,174
       225,300          Wells Fargo & Co.                                     12,893,918
        19,800          Zions Bancorporation                                   1,216,710
                                                                        ----------------
                                                                             103,066,634
                                                                        ----------------
                        BEVERAGES: 2.6%
        44,650          Anheuser-Busch Cos., Inc.                              2,411,100
        18,200    L     Brown-Forman Corp.                                       878,514
       427,400          Coca-Cola Co.                                         21,575,152
        48,800          Coca-Cola Enterprises, Inc.                            1,414,712
        43,500          Pepsi Bottling Group, Inc.                             1,328,490
       227,650          PepsiCo, Inc.                                         12,265,782
                                                                        ----------------
                                                                              39,873,750
                                                                        ----------------
                        BIOTECHNOLOGY: 0.8%
       171,740   @,L    Amgen, Inc.                                            9,371,851
        17,550   @,L    Biogen Idec, Inc.                                      1,110,038
        25,700   @,L    Chiron Corp.                                           1,147,248
        11,800   @,L    Genzyme Corp.                                            558,494
                                                                        ----------------
                                                                              12,187,631
                                                                        ----------------
                        BUILDING MATERIALS: 0.4%
        27,900    @     American Standard Cos., Inc.                           1,124,649
       149,350          Masco Corp.                                            4,656,733
        24,800          Vulcan Materials Co.                                   1,179,240
                                                                        ----------------
                                                                               6,960,622
                                                                        ----------------
                        CHEMICALS: 1.3%
        30,350          Air Products &
                          Chemicals, Inc.                                      1,591,858
         8,700          Ashland, Inc.                                            459,447
       124,400          Dow Chemical Co.                                       5,063,079
        32,750    L     Ecolab, Inc.                                           1,038,175
        52,750          EI Du Pont de
                          Nemours & Co.                                        2,343,155
        18,350          Engelhard Corp.                                          592,889
         9,200    L     International Flavors &
                          Fragrances, Inc.                                       344,080
        58,100          PPG Industries, Inc.                                   3,630,669
        47,200          Praxair, Inc.                                          1,883,752
        28,400          Rohm & Haas Co.                                        1,180,872
        30,350    L     Sherwin-Williams Co.                                   1,261,043
         9,600    L     Sigma-Aldrich Corp.                                      572,256
                                                                        ----------------
                                                                              19,961,275
                                                                        ----------------
                        COMMERCIAL SERVICES: 1.2%
        21,350   @,L    Apollo Group, Inc.                                     1,884,992
       342,550    @     Cendant Corp.                                          8,385,623
         3,000    L     Deluxe Corp.                                             130,500
        26,487    L     Equifax, Inc.                                            655,553
        24,200    L     H&R Block, Inc.                                        1,153,856
        19,100    L     Moody's Corp.                                          1,235,006

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        COMMERCIAL SERVICES (CONTINUED)
        81,700          Paychex, Inc.                                   $      2,767,996
        40,050    L     Robert Half
                          International, Inc.                                  1,192,289
        14,650    L     RR Donnelley & Sons Co.                                  483,743
                                                                        ----------------
                                                                              17,889,558
                                                                        ----------------
                        COMPUTERS: 3.9%
        48,300   @,L    Apple Computer, Inc.                                   1,571,682
        25,650   @,L    Computer Sciences Corp.                                1,190,930
       475,650    @     Dell, Inc.                                            17,037,782
       317,450    @     EMC Corp. - Mass.                                      3,618,930
       100,050    @     Gateway, Inc.                                            450,225
       398,718          Hewlett-Packard Co.                                    8,412,950
       230,500          International Business
                          Machines Corp.                                      20,318,574
        17,450    @     Lexmark Intl., Inc.                                    1,684,449
        22,850   @,L    NCR Corp.                                              1,133,132
        71,850   @,L    Network Appliance, Inc.                                1,546,931
       169,900    @     Sun Microsystems, Inc.                                   737,366
        37,250    @     Sungard Data Systems, Inc.                               968,500
       102,600   @,L    Unisys Corp.                                           1,424,088
                                                                        ----------------
                                                                              60,095,539
                                                                        ----------------
                        COSMETICS/PERSONAL CARE: 3.0%
        13,050          Alberto-Culver Co.                                       654,327
        62,400    L     Avon Products, Inc.                                    2,879,136
        74,650          Colgate-Palmolive Co.                                  4,363,293
       303,400          Gillette Co.                                          12,864,160
       114,500          Kimberly-Clark Corp.                                   7,543,260
       344,900          Procter & Gamble Co.                                  18,776,356
                                                                        ----------------
                                                                              47,080,532
                                                                        ----------------
                        DISTRIBUTION/WHOLESALE: 0.1%
        23,000          Genuine Parts Co.                                        912,640
        23,200          WW Grainger, Inc.                                      1,334,000
                                                                        ----------------
                                                                               2,246,640
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 8.2%
       172,400          American Express Co.                                   8,857,912
        13,450          Bear Stearns Cos., Inc.                                1,133,970
        31,750    L     Capital One Financial Corp.                            2,171,065
       165,550          Charles Schwab Corp.                                   1,590,936
       683,300          Citigroup, Inc.                                       31,773,449
        90,525    L     Countrywide Financial Corp.                            6,359,381
       133,000   @,L    E*Trade Financial Corp.                                1,482,950
       130,200          Fannie Mae                                             9,291,072
        13,150          Federated Investors, Inc.                                398,971
        29,350          Franklin Resources, Inc.                               1,469,848
        87,700          Freddie Mac                                            5,551,410
       102,200          Goldman Sachs Group, Inc.                              9,623,152
        35,250          Janus Capital Group, Inc.                                581,273
       275,950          JPMorgan Chase & Co.                                  10,698,581
        36,650          Lehman Brothers
                          Holdings, Inc.                                       2,757,913
       164,475          MBNA Corp.                                             4,241,810
       204,900    L     Merrill Lynch & Co, Inc.                              11,060,501
       226,150          Morgan Stanley                                        11,933,935
        76,700   @,L    Providian Financial Corp.                              1,125,189
        52,650    L     SLM Corp.                                              2,129,693
        15,450    L     T Rowe Price Group, Inc.                                 778,680
                                                                        ----------------
                                                                             125,011,691
                                                                        ----------------
                        ELECTRIC: 2.3%
       205,950   @,l    AES Corp.                                       $      2,045,084
        23,300    L     Ameren Corp.                                           1,000,968
        55,500    L     American Electric Power Co,
                          Inc.                                                 1,776,000
       108,900    L     Centerpoint Energy, Inc.                               1,252,350
        23,250    L     Cinergy Corp.                                            883,500
        12,100    L     Consolidated Edison, Inc.                                481,096
        36,150          Constellation Energy
                          Group, Inc.                                          1,370,085
        50,250    L     Duke Energy Corp.                                      1,019,573
       117,150          Edison Intl.                                           2,995,525
        33,650    L     Entergy Corp.                                          1,884,737
       102,700    L     Exelon Corp.                                           3,418,882
        43,300    L     FirstEnergy Corp.                                      1,619,853
        24,050    L     FPL Group, Inc.                                        1,537,998
        23,500    L     NiSource, Inc.                                           484,570
        65,200   @,L    PG&E Corp.                                             1,821,688
         4,900    L     Pinnacle West Capital Corp.                              197,911
        32,950          PPL Corp.                                              1,512,405
        32,400          Progress Energy, Inc.                                  1,427,220
        29,250    L     Public Service Enterprise
                          Group, Inc.                                          1,170,878
        96,150          Southern Co.                                           2,802,773
       110,800    L     TXU Corp.                                              4,488,507
        51,200          Xcel Energy, Inc.                                        855,552
                                                                        ----------------
                                                                              36,047,155
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND
                          EQUIPMENT: 0.2%
        56,200          Emerson Electric Co.                                   3,571,510
                                                                        ----------------
                                                                               3,571,510
                                                                        ----------------
                        ELECTRONICS: 0.6%
        55,550   @,L    Agilent Technologies, Inc.                             1,626,504
        27,000    L     Applera Corp. - Applied
                          Biosystems Group                                       587,250
        21,850   @,L    Jabil Circuit, Inc.                                      550,183
        42,300          Parker Hannifin Corp.                                  2,515,158
        25,800          PerkinElmer, Inc.                                        517,032
        74,950   @,L    Sanmina-SCI Corp.                                        682,045
       105,000   @,L    Solectron Corp.                                          679,350
        18,300          Tektronix, Inc.                                          622,566
        18,300    @     Thermo Electron Corp.                                    562,542
        17,850   @,L    Waters Corp.                                             852,873
                                                                        ----------------
                                                                               9,195,503
                                                                        ----------------
                        ENTERTAINMENT: 0.1%
        53,800          International Game
                          Technology                                           2,076,680
                                                                        ----------------
                                                                               2,076,680
                                                                        ----------------
                        ENVIRONMENTAL CONTROL: 0.2%
        52,500   @,L    Allied Waste Industries, Inc.                            691,950
        77,050          Waste Management, Inc.                                 2,361,583
                                                                        ----------------
                                                                               3,053,533
                                                                        ----------------
                        FOOD: 1.3%
        46,300          Albertson's, Inc.                                      1,228,802
        69,050    L     ConAgra Foods, Inc.                                    1,869,874
        20,400    L     General Mills, Inc.                                      969,612
        33,400    L     Hershey Foods Corp.                                    1,545,418
        44,500          HJ Heinz Co.                                           1,744,400

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        FOOD (CONTINUED)
        47,000          Kellogg Co.                                     $      1,966,950
        16,750          McCormick & Co, Inc.                                     569,500
        24,200   @,L    Safeway, Inc.                                            613,228
       184,450    L     Sara Lee Corp.                                         4,240,506
        35,500          Supervalu, Inc.                                        1,086,655
        85,700          Sysco Corp.                                            3,074,059
        26,100          WM Wrigley Jr Co.                                      1,645,605
                                                                        ----------------
                                                                              20,554,609
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 0.7%
         5,000          Boise Cascade Corp.                                      188,200
        61,250          Georgia-Pacific Corp.                                  2,265,025
        65,500    L     International Paper Co.                                2,927,850
        41,350    L     Louisiana-Pacific Corp.                                  977,928
        27,600    L     MeadWestvaco Corp.                                       811,164
        21,800    L     Plum Creek Timber Co, Inc.                               710,244
         6,900    L     Temple-Inland, Inc.                                      477,825
        49,450          Weyerhaeuser Co.                                       3,121,284
                                                                        ----------------
                                                                              11,479,520
                                                                        ----------------
                        GAS: 0.2%
        20,950    L     KeySpan Corp.                                            768,865
        45,850    L     Sempra Energy                                          1,578,616
                                                                        ----------------
                                                                               2,347,481
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.2%
        23,550    L     Black & Decker Corp.                                   1,463,162
         5,100          Snap-On, Inc.                                            171,105
        27,150    L     Stanley Works                                          1,237,497
                                                                        ----------------
                                                                               2,871,764
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 3.6%
         6,300    L     Bausch & Lomb, Inc.                                      409,941
        79,650          Baxter Intl., Inc.                                     2,748,722
        55,900          Becton Dickinson & Co.                                 2,895,620
        28,750    L     Biomet, Inc.                                           1,277,650
       108,950   @,L    Boston Scientific Corp.                                4,663,060
        21,600          CR Bard, Inc.                                          1,223,640
        16,250          Guidant Corp.                                            908,050
       402,950          Johnson & Johnson                                     22,444,315
       161,400          Medtronic, Inc.                                        7,863,408
        22,100    @     St Jude Medical, Inc.                                  1,671,865
        55,300    L     Stryker Corp.                                          3,041,500
        80,500    @     Zimmer Holdings, Inc.                                  7,100,100
                                                                        ----------------
                                                                              56,247,871
                                                                        ----------------
                        HEALTHCARE-SERVICES: 1.5%
        33,050          Aetna, Inc.                                            2,809,250
        32,900   @,L    Anthem, Inc.                                           2,946,524
        26,650          HCA, Inc.                                              1,108,374
        50,150    @     Humana, Inc.                                             847,535
        11,800    L     Manor Care, Inc.                                         385,624
        13,250          Quest Diagnostics                                      1,125,588
       139,400    L     UnitedHealth Group, Inc.                               8,677,649
        53,250    @     WellPoint Health Networks                              5,964,533
                                                                        ----------------
                                                                              23,865,077
                                                                        ----------------
                        HOME BUILDERS: 0.1%
        27,700    L     Centex Corp.                                           1,267,275
         6,000    L     KB Home                                                  411,780
                                                                        ----------------
                                                                               1,679,055
                                                                        ----------------
                        HOME FURNISHINGS: 0.1%
        22,900    L     Leggett & Platt, Inc.                           $        611,659
        16,700    L     Whirlpool Corp.                                        1,145,620
                                                                        ----------------
                                                                               1,757,279
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 0.2%
        13,850    L     Avery Dennison Corp.                                     886,539
        26,650    L     Clorox Co.                                             1,433,237
        19,400          Fortune Brands, Inc.                                   1,463,342
                                                                        ----------------
                                                                               3,783,118
                                                                        ----------------
                        INSURANCE: 5.2%
        91,100    @@    ACE Ltd.                                               3,851,708
        60,700    L     Aflac, Inc.                                            2,477,167
        95,700          Allstate Corp.                                         4,454,835
        12,700          AMBAC Financial Group, Inc.                              932,688
       345,574          American International
                          Group, Inc.                                         24,632,514
        38,650    L     AON Corp.                                              1,100,366
        41,900          Chubb Corp.                                            2,856,742
        45,450    L     Cigna Corp.                                            3,127,415
        20,422          Cincinnati Financial Corp.                               888,765
        65,550          Hartford Financial Services
                          Group, Inc.                                          4,505,907
        19,025    L     Jefferson-Pilot Corp.                                    966,470
        23,950          Lincoln National Corp.                                 1,131,638
        40,950          Loews Corp.                                            2,455,362
        28,200          Marsh & McLennan Cos., Inc.                            1,279,716
        18,600    L     MBIA, Inc.                                             1,062,432
        94,350          Metlife, Inc.                                          3,382,448
        13,050    L     MGIC Investment Corp.                                    989,973
        43,400    L     Principal Financial Group                              1,509,452
        73,350          Progressive Corp.                                      6,256,754
        68,300    L     Prudential Financial, Inc.                             3,173,901
        30,950          Safeco Corp.                                           1,361,800
       147,769    L     St Paul Travelers Cos., Inc.                           5,990,555
        18,700          Torchmark Corp.                                        1,006,060
        18,500   @@,L   XL Capital Ltd.                                        1,396,010
                                                                        ----------------
                                                                              80,790,678
                                                                        ----------------
                        INTERNET: 0.9%
        86,800   @,L    eBay, Inc.                                             7,981,260
        15,700   @,L    Monster Worldwide, Inc.                                  403,804
        68,650   @,L    Symantec Corp.                                         3,005,497
        71,500   @,L    Yahoo!, Inc.                                           2,597,595
                                                                        ----------------
                                                                              13,988,156
                                                                        ----------------
                        IRON/STEEL: 0.1%
         9,850          Nucor Corp.                                              756,086
        17,250    L     United States Steel Corp.                                605,820
                                                                        ----------------
                                                                               1,361,906
                                                                        ----------------
                        LEISURE TIME: 0.4%
        13,800          Brunswick Corp.                                          563,040
        80,750    L     Carnival Corp.                                         3,795,250
        37,650    L     Harley-Davidson, Inc.                                  2,332,041
                                                                        ----------------
                                                                               6,690,331
                                                                        ----------------
                        LODGING: 0.3%
        22,800          Harrah's Entertainment, Inc.                           1,233,480
        32,700          Hilton Hotels Corp.                                      610,182
        31,200    L     Marriott International, Inc.                           1,556,256

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        LODGING (CONTINUED)
        23,650    L     Starwood Hotels & Resorts
                          Worldwide, Inc.                               $      1,060,703
                                                                        ----------------
                                                                               4,460,621
                                                                        ----------------
                        MACHINERY-CONSTRUCTION
                          AND MINING: 0.2%
        45,350          Caterpillar, Inc.                                      3,602,604
                                                                        ----------------
                                                                               3,602,604
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 0.2%
        32,550          Deere & Co.                                            2,283,057
        37,900    L     Rockwell Automation, Inc.                              1,421,629
                                                                        ----------------
                                                                               3,704,686
                                                                        ----------------
                        MEDIA: 2.7%
        83,500          Clear Channel
                          Communications, Inc.                                 3,085,325
        10,700    L     Dow Jones & Co, Inc.                                     482,570
        34,450    L     Gannett Co., Inc.                                      2,923,083
        10,400    L     Knight-Ridder, Inc.                                      748,800
        63,700          McGraw-Hill Cos., Inc.                                 4,877,509
        10,000    L     Meredith Corp.                                           549,600
        17,350    L     New York Times Co.                                       775,719
       618,400   @,L    Time Warner, Inc.                                     10,871,471
        38,150    L     Tribune Co.                                            1,737,351
       237,800    L     Viacom, Inc.                                           8,494,216
       259,350    L     Walt Disney Co.                                        6,610,832
                                                                        ----------------
                                                                              41,156,476
                                                                        ----------------
                        MINING: 0.5%
       117,300          Alcoa, Inc.                                            3,874,419
        24,200          Newmont Mining Corp.                                     937,992
        32,850    L     Phelps Dodge Corp.                                     2,546,204
                                                                        ----------------
                                                                               7,358,615
                                                                        ----------------
                        MISCELLANEOUS
                          MANUFACTURING: 6.2%
       203,450    L     3M Co.                                                18,312,534
        10,350          Cooper Industries Ltd.                                   614,894
        15,100          Crane Co.                                                473,989
        42,300    L     Danaher Corp.                                          2,193,255
        28,900          Dover Corp.                                            1,216,690
        35,300    L     Eastman Kodak Co.                                        952,394
        19,900          Eaton Corp.                                            1,288,326
     1,417,750          General Electric Co.                                  45,935,099
       111,150          Honeywell Intl., Inc.                                  4,071,424
        38,550          Illinois Tool Works, Inc.                              3,696,560
        22,850    @@    Ingersoll-Rand Co.                                     1,560,884
        10,100          ITT Industries, Inc.                                     838,300
        16,200    L     Pall Corp.                                               424,278
        17,750    L     Textron, Inc.                                          1,053,463
       396,950    @@    Tyco International Ltd.                               13,154,922
                                                                        ----------------
                                                                              95,787,012
                                                                        ----------------
                        OFFICE/BUSINESS
                          EQUIPMENT: 0.2%
        29,300          Pitney Bowes, Inc.                                     1,296,525
        96,100   @,L    Xerox Corp.                                            1,393,450
                                                                        ----------------
                                                                               2,689,975
                                                                        ----------------
                        OIL AND GAS: 6.9%
        15,200    L     Amerada Hess Corp.                                     1,203,688
        29,600          Anadarko Petroleum Corp.                               1,734,560
        41,304          Apache Corp.                                           1,798,789
       131,400          Burlington Resources, Inc.                      $      4,754,052
       239,200          ChevronTexaco Corp.                                   22,511,111
       137,394          ConocoPhillips                                        10,481,788
        72,950    L     Devon Energy Corp.                                     4,814,700
        14,700          EOG Resources, Inc.                                      877,737
       995,200          Exxon Mobil Corp.                                     44,196,831
        13,650    L     Kerr-McGee Corp.                                         733,961
        67,300          Marathon Oil Corp.                                     2,546,632
        17,500  @,@@,L  Nabors Industries Ltd.                                   791,350
        18,250    @     Noble Corp.                                              691,493
        87,100          Occidental Petroleum Corp.                             4,216,511
        15,600    L     Sunoco, Inc.                                             992,472
        37,350   @,L    Transocean, Inc.                                       1,080,909
        30,250          Unocal Corp.                                           1,149,500
        43,750    L     Valero Energy Corp.                                    3,227,000
                                                                        ----------------
                                                                             107,803,084
                                                                        ----------------
                        OIL AND GAS SERVICES: 0.2%
        18,800    L     Baker Hughes, Inc.                                       707,820
        18,550    L     BJ Services Co.                                          850,332
        31,250          Schlumberger Ltd.                                      1,984,688
                                                                        ----------------
                                                                               3,542,840
                                                                        ----------------
                        PACKAGING AND
                          CONTAINERS: 0.1%
         6,950          Ball Corp.                                               500,748
        11,800          Bemis Co.                                                333,350
        28,450    @     Pactiv Corp.                                             709,543
        11,500   @,L    Sealed Air Corp.                                         612,605
                                                                        ----------------
                                                                               2,156,246
                                                                        ----------------
                        PHARMACEUTICALS: 5.9%
        83,250          Abbott Laboratories                                    3,393,270
        15,950    L     Allergan, Inc.                                         1,427,844
        16,050    L     AmerisourceBergen Corp.                                  959,469
       253,850          Bristol-Myers Squibb Co.                               6,219,325
        57,600          Cardinal Health, Inc.                                  4,034,880
        60,250   @,L    Caremark Rx, Inc.                                      1,984,635
       148,200    L     Eli Lilly & Co.                                       10,360,662
         9,900   @,L    Express Scripts, Inc.                                    784,377
        46,200   @,L    Forest Laboratories, Inc.                              2,616,306
        20,700   @,L    Hospira, Inc.                                            571,320
        53,266    @     King Pharmaceuticals, Inc.                               609,896
        36,604    @     Medco Health Solutions, Inc.                           1,372,650
       302,450          Merck & Co, Inc.                                      14,366,374
        34,650          Mylan Laboratories                                       701,663
     1,012,200          Pfizer, Inc.                                          34,698,215
        21,250   @,L    Watson Pharmaceuticals, Inc.                             571,625
       177,150          Wyeth                                                  6,405,744
                                                                        ----------------
                                                                              91,078,255
                                                                        ----------------
                        PIPELINES: 0.1%
        16,050          Kinder Morgan, Inc.                                      951,605
       104,700    L     Williams Cos., Inc.                                    1,245,930
                                                                        ----------------
                                                                               2,197,535
                                                                        ----------------
                        REAL ESTATE INVESTMENT
                          TRUSTS: 0.0%
        10,900    L     Simon Property Group, Inc.                               560,478
                                                                        ----------------
                                                                                 560,478
                                                                        ----------------
                        RETAIL: 7.2%
        35,800   @,L    Autonation, Inc.                                         612,180
        37,400    @     Bed Bath & Beyond, Inc.                                1,438,030
       113,000          Best Buy Co, Inc.                                      5,733,620

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        RETAIL (CONTINUED)
        62,900    L     Costco Wholesale Corp.                          $      2,583,303
        53,700          CVS Corp.                                              2,256,474
        22,800    L     Darden Restaurants, Inc.                                 468,540
        44,150          Dollar General Corp.                                     863,574
        22,950    L     Family Dollar Stores, Inc.                               698,139
        39,450          Federated Department
                          Stores                                               1,936,995
       311,050    L     Gap, Inc.                                              7,542,962
       305,100          Home Depot, Inc.                                      10,739,519
        95,750          JC Penney Co, Inc.
                          Holding Co.                                          3,615,520
       175,200          Limited Brands                                         3,276,240
        99,150          Lowe's Cos., Inc.                                      5,210,333
        38,950    L     May Department Stores Co.                              1,070,736
       168,050    L     McDonald's Corp.                                       4,369,300
        43,300          Nordstrom, Inc.                                        1,845,013
        98,900   @,L    Office Depot, Inc.                                     1,771,299
        51,400          RadioShack Corp.                                       1,471,582
        11,550    L     Sears Roebuck and Co.                                    436,128
       167,500          Staples, Inc.                                          4,909,425
        84,100    @     Starbucks Corp.                                        3,656,668
       115,950          Target Corp.                                           4,924,397
        64,650    L     TJX Cos, Inc.                                          1,560,651
        49,200   @,L    Toys R US, Inc.                                          783,756
       573,440    L     Wal-Mart Stores, Inc.                                 30,254,693
       134,700    L     Walgreen Co.                                           4,877,487
        39,600          Wendy's International, Inc.                            1,379,664
        49,800          Yum! Brands, Inc.                                      1,853,556
                                                                        ----------------
                                                                             112,139,784
                                                                        ----------------
                        SAVINGS AND LOANS: 0.4%
        18,550    L     Golden West Financial Corp.                            1,972,793
       115,200    L     Washington Mutual, Inc.                                4,451,328
                                                                        ----------------
                                                                               6,424,121
                                                                        ----------------
                        SEMICONDUCTORS: 3.2%
        46,300    @,    Advanced Micro Devices, Inc.                             736,170
        48,500   @,L    Altera Corp.                                           1,077,670
        41,750          Analog Devices, Inc.                                   1,965,590
       225,250    @     Applied Materials, Inc.                                4,419,405
        83,000   @,L    Applied Micro Circuits Corp.                             441,560
        17,150   @,L    Broadcom Corp.                                           802,106
       877,550          Intel Corp.                                           24,220,379
        25,350   @,L    Kla-Tencor Corp.                                       1,251,783
        37,700    L     Linear Technology Corp.                                1,488,019
        79,800   @,L    LSI Logic Corp.                                          608,076
        43,000    L     Maxim Integrated Products                              2,254,060
        78,250   @,L    Micron Technology, Inc.                                1,198,008
        41,900   @,L    National Semiconductor Corp.                             921,381
        25,300   @,L    Teradyne, Inc.                                           574,310
       226,300          Texas Instruments, Inc.                                5,471,934
        47,100    L     Xilinx, Inc.                                           1,568,901
                                                                        ----------------
                                                                              48,999,352
                                                                        ----------------
                        SOFTWARE: 5.8%
        31,600          Adobe Systems, Inc.                                    1,469,400
        39,250          Autodesk, Inc.                                         1,680,293
        79,500          Automatic Data
                          Processing, Inc.                                     3,329,460
        81,000    @     BMC Software, Inc.                                     1,498,500
        47,600   @,L    Citrix Systems, Inc.                                     969,136
        76,000          Computer Associates
                          Intl., Inc.                                   $      2,132,560
        89,300   @,L    Compuware Corp.                                          589,380
        39,500   @,L    Electronic Arts, Inc.                                  2,154,725
       113,589          First Data Corp.                                       5,056,982
        23,100    @     Fiserv, Inc.                                             898,359
        71,750    L     IMS Health, Inc.                                       1,681,820
        23,500   @,L    Intuit, Inc.                                             906,630
         4,550   @,L    Mercury Interactive Corp.                                226,727
     1,956,000    L     Microsoft Corp.                                       55,863,359
        41,700    @     Novell, Inc.                                             349,863
       698,050    @     Oracle Corp.                                           8,327,736
        36,350   @,L    Peoplesoft, Inc.                                         672,475
        63,000    @     Siebel Systems, Inc.                                     672,840
        57,100   @,L    Veritas Software Corp.                                 1,581,670
                                                                        ----------------
                                                                              90,061,915
                                                                        ----------------
                        TELECOMMUNICATIONS: 6.4%
        71,900    L     Alltel Corp.                                           3,639,578
       101,460    L     AT&T Corp.                                             1,484,360
       145,550    @     AT&T Wireless Services, Inc.                           2,084,276
        60,250   @,L    Avaya, Inc.                                              951,348
       397,600          BellSouth Corp.                                       10,425,072
        28,550    L     CenturyTel, Inc.                                         857,642
       921,650   @,L    Cisco Systems, Inc.                                   21,843,104
        33,950    L     Citizens Communications Co.                              410,795
        51,500   @,L    Comverse Technology, Inc.                              1,026,910
       175,650   @,L    Corning, Inc.                                          2,293,989
       556,550   @,L    Lucent Technologies, Inc.                              2,103,759
       708,000    L     Motorola, Inc.                                        12,920,999
       147,400   @,L    Nextel Communications, Inc.                            3,929,684
       106,950          Qualcomm, Inc.                                         7,805,211
       439,750          SBC Communications, Inc.                              10,663,938
        49,550    L     Scientific-Atlanta, Inc.                               1,709,475
        74,900    L     Sprint Corp-FON Group                                  1,318,240
       101,950   @,L    Tellabs, Inc.                                            891,043
       377,550          Verizon Communications, Inc.                          13,663,534
                                                                        ----------------
                                                                             100,022,957
                                                                        ----------------
                        TEXTILES: 0.1%
        21,000    L     Cintas Corp.                                           1,001,070
                                                                        ----------------
                                                                               1,001,070
                                                                        ----------------
                        TOYS/GAMES/HOBBIES: 0.1%
        57,700    L     Hasbro, Inc.                                           1,096,300
                                                                        ----------------
                                                                               1,096,300
                                                                        ----------------
                        TRANSPORTATION: 1.3%
        47,050          Burlington Northern
                          Santa Fe Corp.                                       1,650,044
        69,400          FedEx Corp.                                            5,669,286
        49,700    L     Norfolk Southern Corp.                                 1,318,044
        13,100          Ryder System, Inc.                                       524,917
       149,500    L     United Parcel Service, Inc.                           11,237,915
                                                                        ----------------
                                                                              20,400,206
                                                                        ----------------
                        Total Common Stock
                          (Cost $1,395,552,456)                            1,543,126,646
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS LARGECAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 19.5%

                     REPURCHASE AGREEMENT: 0.8%
$   12,919,000   S   Goldman Sachs Repurchase
                        Agreement dated 06/30/04,
                        1.500%, due 07/01/04, $12,919,538
                        to be received upon repurchase
                        (Collateralized by $13,512,000
                        Federal National Mortgage
                        Association, 4.850%, Market Value
                        plus accrued interest $13,177,634,
                        due 05/21/13)                                   $     12,919,000
                                                                        ----------------
                     Total Repurchase Agreement
                        (Cost $12,919,000)                                    12,919,000
                                                                        ----------------
                     SECURITIES LENDING COLLATERAL(cc):
                        18.7%
   289,647,767       The Bank of New York
                        Institutional Cash
                        Reserve Fund, 1.250%                                 289,647,767
                                                                        ----------------
                     Total Securities Lending
                        Collateral
                        (Cost $289,647,767)                                  289,647,767
                                                                        ----------------
                     Total Short-Term Investments
                        (Cost $302,566,767)                                  302,566,767
                                                                        ----------------
                     TOTAL INVESTMENTS IN
                        SECURITIES (COST
                        $1,698,119,223)*                    118.9%      $  1,845,693,413
                     OTHER ASSETS AND
                        LIABILITIES-NET                     (18.9)          (292,918,680)
                                                            -----       ----------------
                     NET ASSETS                             100.0%      $  1,552,774,733
                                                            =====       ================

@    Non-income producing security
@@   Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.

* Cost for federal income tax purposes is $1,808,699,968. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                      $     59,379,289
                     Gross Unrealized Depreciation                           (22,385,844)
                                                                        ----------------
                     Net Unrealized Appreciation                        $     36,993,445
                                                                        ================

Information concerning open futures contracts at June 30, 2004 is shown below:

                     NO. OF         NOTIONAL        EXPIRATION     UNREALIZED
 LONG CONTRACTS     CONTRACTS     MARKET VALUE         DATE           LOSS
 --------------     ---------     ------------      ----------     ----------
 S&P 500 Index         10         $  2,851,000     September-04     $ (1,090)

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS MIDCAP PORTFOLIO                      as of June 30, 2004 (Unaudited)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 98.5%
                        ADVERTISING: 0.2%
        21,700   @,L    Catalina Marketing Corp.                        $        396,893
        47,900          Harte-Hanks, Inc.                                      1,169,239
                                                                        ----------------
                                                                               1,566,132
                                                                        ----------------
                        AEROSPACE/DEFENSE: 0.9%
        21,250    @     Alliant Techsystems, Inc.                              1,345,975
        60,600    L     L-3 Communications Holdings, Inc.                      4,048,080
         5,200    @     Sequa Corp.                                              304,044
                                                                        ----------------
                                                                               5,698,099
                                                                        ----------------
                        AGRICULTURE: 0.1%
        11,250          Universal Corp.-VA                                       573,075
                                                                        ----------------
                                                                                 573,075
                                                                        ----------------
                        AIRLINES: 0.0%
        10,550   @,L    Alaska Air Group, Inc.                                   251,829
                                                                        ----------------
                                                                                 251,829
                                                                        ----------------
                        APPAREL: 1.1%
       109,000    @     Coach, Inc.                                            4,925,710
        33,250    @     Timberland Co.                                         2,147,618
                                                                        ----------------
                                                                               7,073,328
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.8%
        16,050    L     ArvinMeritor, Inc.                                       314,099
        10,000          Bandag, Inc.                                             445,300
        12,300          BorgWarner, Inc.                                         538,371
        40,050          Lear Corp.                                             2,362,549
        31,550          Modine Manufacturing Co.                               1,004,867
        15,350          Superior Industries Intl.                                513,458
                                                                        ----------------
                                                                               5,178,644
                                                                        ----------------
                        BANKS: 5.2%
        58,990          Associated Banc-Corp.                                  1,747,874
        52,050          Bank of Hawaii Corp.                                   2,353,701
        97,750    L     Banknorth Group, Inc.                                  3,174,919
        26,600          City National Corp.                                    1,747,620
        72,650          Colonial BancGroup, Inc.                               1,320,051
        43,450          Commerce Bancorp, Inc.                                 2,390,185
        68,250          Compass Bancshares, Inc.                               2,934,749
        26,650          Cullen/Frost Bankers, Inc.                             1,192,588
        49,450          Greater Bay BanCorp.                                   1,429,105
        82,550          Hibernia Corp.                                         2,005,965
        37,250    L     Investors Financial Services Corp.                     1,623,355
        16,700          Mercantile Bankshares Corp.                              781,894
       113,600          National Commerce Financial Corp.                      3,691,999
        25,950    L     Provident Financial Group, Inc.                        1,023,987
        18,000    @     Silicon Valley Bancshares                                713,700
        38,150          TCF Financial Corp.                                    2,214,608
        18,780    L     Westamerica Bancorporation                               985,011
        37,900          Wilmington Trust Corp.                                 1,410,638
                                                                        ----------------
                                                                              32,741,949
                                                                        ----------------
                        BEVERAGES: 0.6%
        60,600   @,L    Constellation Brands, Inc.                             2,250,078
        76,900          PepsiAmericas, Inc.                                    1,633,356
                                                                        ----------------
                                                                               3,883,434
                                                                        ----------------
                        BIOTECHNOLOGY: 0.4%
        43,350   @,L    Charles River Laboratories
                         Intl., Inc.                                           2,118,515
        39,600   @,L    Vertex Pharmaceuticals, Inc.                             429,264
                                                                        ----------------
                                                                               2,547,779
                                                                        ----------------
                        BUILDING MATERIALS: 0.3%
        26,950          Martin Marietta Materials, Inc.                 $      1,194,694
        20,300          York Intl. Corp.                                         833,721
                                                                        ----------------
                                                                               2,028,415
                                                                        ----------------
                        CHEMICALS: 2.6%
        34,450          Airgas, Inc.                                             823,700
        25,750    L     Albemarle Corp.                                          814,988
        93,350    L     Cabot Corp.                                            3,799,344
        59,500          Crompton Corp.                                           374,850
        21,200          Cytec Industries, Inc.                                   963,540
        21,950    L     Ferro Corp.                                              585,626
        35,750   @,L    FMC Corp.                                              1,541,183
        64,400    L     IMC Global, Inc.                                         862,960
        25,950          Lubrizol Corp.                                           950,289
        92,550    L     Lyondell Chemical Co.                                  1,609,445
        41,550    L     Olin Corp.                                               732,111
        60,350          RPM Intl., Inc.                                          917,320
        10,900          Sensient Technologies Corp.                              234,132
        50,050          Valspar Corp.                                          2,522,019
                                                                        ----------------
                                                                              16,731,507
                                                                        ----------------
                        COAL: 0.5%
        31,750    L     Arch Coal, Inc.                                        1,161,733
        36,800    L     Peabody Energy Corp.                                   2,060,432
                                                                        ----------------
                                                                               3,222,165
                                                                        ----------------
                        COMMERCIAL SERVICES: 3.3%
        13,800          Banta Corp.                                              612,858
        56,150   @,L    Career Education Corp.                                 2,558,193
        49,000    @     ChoicePoint, Inc.                                      2,237,340
        20,250   @,L    Corinthian Colleges, Inc.                                500,985
        41,550    @     Education Management Corp.                             1,365,333
        22,000   @,L    First Health Group Corp.                                 343,420
        73,800   @,L    Gartner, Inc.                                            975,636
        68,300    @     ITT Educational Services, Inc.                         2,596,765
        31,350    @     Korn/Ferry Intl.                                         607,250
        49,050          Manpower, Inc.                                         2,490,269
        56,850   @,L    MPS Group, Inc.                                          689,022
        56,850    @     Quanta Services, Inc.                                    353,607
        41,200    @     Rent-A-Center, Inc.                                    1,233,116
        23,525          Rollins, Inc.                                            541,310
        34,800   @,L    Sotheby's Holdings                                       555,408
        34,800   @,L    United Rentals, Inc.                                     622,572
        30,750   @,L    Valassis Communications, Inc.                            936,953
        49,950    L     Viad Corp.                                             1,349,150
                                                                        ----------------
                                                                              20,569,187
                                                                        ----------------
                        COMPUTERS: 4.3%
        55,250   @,L    BISYS Group, Inc.                                        776,815
       150,800   @,L    Cadence Design Systems, Inc.                           2,206,204
        83,700    @     Ceridian Corp.                                         1,883,250
       127,900    @     Cognizant Technology
                          Solutions Corp.                                      3,249,938
        39,100          Diebold, Inc.                                          2,067,217
        45,950   @,L    DST Systems, Inc.                                      2,209,736
         7,550    L     Imation Corp.                                            321,706
       126,200          Jack Henry & Associates, Inc.                          2,536,619
        45,300   @,L    McData Corp.                                             243,714
        40,875    L     National Instruments Corp.                             1,252,819
        35,900          Reynolds & Reynolds Co.                                  830,367
        93,450   @,L    Sandisk Corp.                                          2,026,931
       167,150    @     Storage Technology Corp.                               4,847,349
        84,150    @     Synopsys, Inc.                                         2,392,385
                                                                        ----------------
                                                                              26,845,050
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS MIDCAP PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        DISTRIBUTION/WHOLESALE: 1.0%
        46,150          CDW Corp.                                       $      2,942,524
        43,600    L     Fastenal Co.                                           2,477,788
        29,050    @     Tech Data Corp.                                        1,136,727
                                                                        ----------------
                                                                               6,557,039
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 2.8%
        42,750          AG Edwards, Inc.                                       1,454,783
       236,700   @,L    AmeriCredit Corp.                                      4,622,750
        34,950    L     Eaton Vance Corp.                                      1,335,440
        30,900    L     IndyMac Bancorp, Inc.                                    976,440
        53,750    L     Jefferies Group, Inc.                                  1,661,950
        29,900    L     LaBranche & Co., Inc.                                    251,758
        36,450    L     Legg Mason, Inc.                                       3,317,314
       103,350          Raymond James Financial, Inc.                          2,733,608
        48,950          Waddell & Reed Financial, Inc.                         1,082,285
                                                                        ----------------
                                                                              17,436,328
                                                                        ----------------
                        ELECTRIC: 4.6%
        87,400          Allete, Inc.                                           2,910,419
        59,350    L     Alliant Energy Corp.                                   1,547,848
        86,400    @     Aquila, Inc.                                             307,584
        16,600          Black Hills Corp.                                        522,900
        72,600    L     DPL, Inc.                                              1,409,892
        43,950    L     Duquesne Light Holdings, Inc.                            848,675
        84,950          Energy East Corp.                                      2,060,037
        39,600    L     Great Plains Energy, Inc.                              1,176,120
        43,800    L     Hawaiian Electric Industries                           1,143,180
         7,850    L     Idacorp, Inc.                                            211,950
        63,650          MDU Resources Group, Inc.                              1,529,510
        67,450          Northeast Utilities                                    1,313,252
        29,250          NSTAR                                                  1,400,490
       122,055          OGE Energy Corp.                                       3,108,740
        92,500    L     Pepco Holdings, Inc.                                   1,690,899
        27,300          PNM Resources, Inc.                                      567,021
        23,250    L     Puget Energy, Inc.                                       509,408
        63,550    L     SCANA Corp.                                            2,311,313
        67,900   @,L    Sierra Pacific Resources                                 523,509
        43,250          Westar Energy, Inc.                                      861,108
        64,450          Wisconsin Energy, Corp.                                2,101,714
        19,750          WPS Resources Corp.                                      915,413
                                                                        ----------------
                                                                              28,970,982
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND
                          EQUIPMENT: 1.1%
        35,200          Ametek, Inc.                                           1,087,680
        45,700    @     Energizer Holdings, Inc.                               2,056,500
        88,000          Hubbell, Inc.                                          4,110,480
                                                                        ----------------
                                                                               7,254,660
                                                                        ----------------
                        ELECTRONICS: 1.5%
       109,250   @,L    Arrow Electronics, Inc.                                2,930,085
        67,350   @,L    Avnet, Inc.                                            1,528,845
        44,600          Gentex Corp.                                           1,769,728
        48,450    @     Kemet Corp.                                              592,059
        17,250    @     Varian, Inc.                                             727,088
        87,800   @,L    Vishay Intertechnology, Inc.                           1,631,324
                                                                        ----------------
                                                                               9,179,129
                                                                        ----------------
                        ENGINEERING AND CONSTRUCTION: 0.5%
        45,800   @,L    Dycom Industries, Inc.                                 1,282,400
        20,900          Granite Construction, Inc.                               381,007
        30,100    @     Jacobs Engineering Group, Inc.                         1,185,338
                                                                        ----------------
                                                                               2,848,745
                                                                        ----------------
                        ENTERTAINMENT: 0.8%
        57,050          GTECH Holdings Corp.                            $      2,641,985
        30,600          International Speedway Corp.                           1,488,384
        26,550   @,L    Macrovision Corp.                                        664,547
        38,550          Six Flags, Inc.                                          279,873
                                                                        ----------------
                                                                               5,074,789
                                                                        ----------------
                        ENVIRONMENTAL CONTROL: 0.6%
        87,050          Republic Services, Inc.                                2,519,227
        21,800   @,L    Stericycle, Inc.                                       1,127,932
                                                                        ----------------
                                                                               3,647,159
                                                                        ----------------
                        FOOD: 3.3%
        89,950    @     Dean Foods Co.                                         3,356,034
        76,400          Hormel Foods Corp.                                     2,376,040
        33,010          JM Smucker Co.                                         1,515,489
        69,400          Ruddick Corp.                                          1,558,030
        64,700   @,L    Smithfield Foods, Inc.                                 1,902,180
        30,493          Tootsie Roll Industries, Inc.                            991,023
       287,905          Tyson Foods, Inc.                                      6,031,609
        34,400          Whole Foods Market, Inc.                               3,283,480
                                                                        ----------------
                                                                              21,013,885
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 0.6%
        12,500    L     Bowater, Inc.                                            519,875
        26,950          Longview Fibre Co.                                       396,974
        40,300          Potlatch Corp.                                         1,678,092
        27,063          Rayonier, Inc.                                         1,202,950
                                                                        ----------------
                                                                               3,797,891
                                                                        ----------------
                        GAS: 0.4%
        32,700          AGL Resources, Inc.                                      949,935
        43,400          Vectren Corp.                                          1,088,906
        27,150          WGL Holdings, Inc.                                       779,748
                                                                        ----------------
                                                                               2,818,589
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.1%
        19,150          Kennametal, Inc.                                         877,070
                                                                        ----------------
                                                                                 877,070
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 3.1%
        46,500   @,L    Apogent Technologies, Inc.                             1,488,000
        34,300          Beckman Coulter, Inc.                                  2,092,300
        58,800   @,L    Cytyc Corp.                                            1,491,756
        73,100          Dentsply Intl., Inc.                                   3,808,510
        10,150   @,L    Henry Schein, Inc.                                       640,871
        33,800          Hillenbrand Industries, Inc.                           2,043,210
        36,950    @     Steris Corp.                                             833,592
        80,600    @     Varian Medical Systems, Inc.                           6,395,610
        23,650   @,L    Visx, Inc.                                               631,928
                                                                        ----------------
                                                                              19,425,777
                                                                        ----------------
                        HEALTHCARE-SERVICES: 5.4%
        29,900   @,L    Apria Healthcare Group, Inc.                             858,130
        55,850    @     Community Health Systems, Inc.                         1,495,105
        92,250    @     Covance, Inc.                                          3,559,005
       112,075   @,L    Coventry Health Care, Inc.                             5,480,467
        63,150   @,L    Health Net, Inc.                                       1,673,475
        19,550    @     LifePoint Hospitals, Inc.                                727,651
        55,750   @,L    Lincare Holdings, Inc.                                 1,831,945
        73,400          Oxford Health Plans, Inc.                              4,039,936
       119,100   @,L    Pacificare Health Systems                              4,604,405
        59,150   @,L    Patterson Dental Co.                                   4,524,383
       100,200   @,L    Renal Care Group, Inc.                                 3,319,626

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS MIDCAP PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        HEALTHCARE-SERVICES (CONTINUED)
        16,900    @     Triad Hospitals, Inc.                           $        629,187
        32,050          Universal Health Services, Inc.                        1,470,775
                                                                        ----------------
                                                                              34,214,090
                                                                        ----------------
                        HOLDING COMPANIES-DIVERSIFIED: 0.3%
        37,650    L     Leucadia National Corp.                                1,871,205
                                                                        ----------------
                                                                               1,871,205
                                                                        ----------------
                        HOME BUILDERS: 1.6%
       131,400    L     DR Horton, Inc.                                        3,731,760
        88,600    L     Lennar Corp.                                           3,962,192
         5,650          Ryland Group, Inc.                                       441,830
        30,450          Thor Industries, Inc.                                  1,018,857
        15,700   @,L    Toll Brothers, Inc.                                      664,424
                                                                        ----------------
                                                                               9,819,063
                                                                        ----------------
                        HOME FURNISHINGS: 1.2%
        28,050    L     Furniture Brands Intl., Inc.                             702,653
        74,350    S     Harman Intl. Industries, Inc.                          6,765,850
                                                                        ----------------
                                                                               7,468,503
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 1.0%
        99,800   @,L    American Greetings                                     2,313,364
        44,900    L     Blyth, Inc.                                            1,548,601
        20,050    L     Church & Dwight, Inc.                                    917,889
        18,000   @,L    Scotts Co.                                             1,149,840
        29,450    L     Tupperware Corp.                                         572,214
                                                                        ----------------
                                                                               6,501,908
                                                                        ----------------
                        INSURANCE: 6.8%
        79,250    @     Allmerica Financial Corp.                              2,678,650
       111,300          American Financial Group, Inc.                         3,402,441
        21,800    L     AmerUs Group Co.                                         902,520
        50,200          Arthur J Gallagher & Co.                               1,528,590
        15,900          Brown & Brown, Inc.                                      685,290
        69,750    @@    Everest Re Group Ltd.                                  5,605,109
        98,782          Fidelity National Financial, Inc.                      3,688,520
        51,700          First American Corp.                                   1,338,513
        32,750          HCC Insurance Holdings, Inc.                           1,094,178
        23,350          Horace Mann Educators Corp.                              408,158
        29,050   @,L    Mony Group, Inc.                                         909,265
        33,550   @,L    Ohio Casualty Corp.                                      675,362
       103,775          Old Republic Intl. Corp.                               2,461,543
        55,550          PMI Group, Inc.                                        2,417,536
        66,900          Protective Life Corp.                                  2,587,023
        52,000          Radian Group, Inc.                                     2,490,800
        14,500          Stancorp Financial Group, Inc.                           971,500
       101,900          Unitrin, Inc.                                          4,340,940
       111,275          WR Berkley Corp.                                       4,779,260
                                                                        ----------------
                                                                              42,965,198
                                                                        ----------------
                        INTERNET: 0.8%
        27,900    @     Avocent Corp.                                          1,025,046
        14,400   @,L    Checkfree Corp.                                          432,000
        35,850    @     Macromedia, Inc.                                         880,118
        89,050          McAfee, Inc.                                           1,614,476
        57,750    @     RSA Security, Inc.                                     1,182,143
                                                                        ----------------
                                                                               5,133,783
                                                                        ----------------
                        LEISURE TIME: 0.1%
        38,300    L     Callaway Golf Co.                                        434,322
                                                                        ----------------
                                                                                 434,322
                                                                        ----------------
                        LODGING: 1.2%
        34,850    L     Boyd Gaming Corp.                               $        925,965
       286,800   @,L    Caesars Entertainment, Inc.                            4,302,000
        38,750          Mandalay Resort Group                                  2,659,800
                                                                        ----------------
                                                                               7,887,765
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 1.3%
        46,250   @,L    AGCO Corp.                                               942,113
        50,550    @     Flowserve Corp.                                        1,260,717
        65,975          Graco, Inc.                                            2,048,523
        23,450          Nordson, Corp.                                         1,017,027
        10,150          Tecumseh Products Co.                                    418,079
        25,400   @,L    Zebra Technologies Corp.                               2,209,799
                                                                        ----------------
                                                                               7,896,258
                                                                        ----------------
                        MEDIA: 2.0%
        64,650          Belo Corp.                                             1,735,852
        31,250    @     Emmis Communications Corp.                               655,625
        27,350    @     Entercom Communications Corp.                          1,020,155
        24,250          Lee Enterprises, Inc.                                  1,164,243
        12,800          Media General, Inc.                                      822,016
        54,400    L     Reader's Digest Association, Inc. 869,856
        18,650   @,L    Scholastic Corp.                                         558,568
         5,550          Washington Post                                        5,161,555
        20,050    @     Westwood One, Inc.                                       477,190
                                                                        ----------------
                                                                              12,465,060
                                                                        ----------------
                        METAL FABRICATE/HARDWARE: 0.3%
        36,900          Precision Castparts Corp.                              2,018,061
                                                                        ----------------
                                                                               2,018,061
                                                                        ----------------
                        MISCELLANEOUS MANUFACTURING: 2.6%
        82,850          Brink's Co.                                            2,837,613
        16,800          Carlisle Cos., Inc.                                    1,045,800
        49,950          Donaldson Co., Inc.                                    1,463,535
        22,400          Harsco Corp.                                           1,052,800
        19,000    L     Lancaster Colony Corp.                                   791,160
       141,850          Pentair, Inc.                                          4,771,834
        73,400   @,L    SPX Corp.                                              3,408,696
        20,000          Teleflex, Inc.                                         1,003,000
                                                                        ----------------
                                                                              16,374,438
                                                                        ----------------
                        OFFICE FURNISHINGS: 0.4%
        57,012          HNI Corp.                                              2,413,318
                                                                        ----------------
                                                                               2,413,318
                                                                        ----------------
                        OIL AND GAS: 4.1%
        35,550          ENSCO Intl., Inc.                                      1,034,505
        12,650   @,L    Forest Oil Corp.                                         345,598
        52,800    L     Murphy Oil Corp.                                       3,891,360
        54,200    @     Newfield Exploration Co.                               3,021,108
        53,950          Noble Energy, Inc.                                     2,751,450
       155,550    L     Pioneer Natural Resources Co.                          5,456,693
        42,250    @     Plains Exploration &
                          Production Co.                                         775,288
        94,950          Pogo Producing Co.                                     4,690,529
       136,587          XTO Energy, Inc.                                       4,068,927
                                                                        ----------------
                                                                              26,035,458
                                                                        ----------------
                        OIL AND GAS SERVICES: 1.2%
        33,300   @,L    Cooper Cameron Corp.                                   1,621,710
        40,200    @     FMC Technologies, Inc.                                 1,157,760
        29,200    @     Grant Prideco, Inc.                                      539,032
        34,900   @,L    Hanover Compressor Co.                                   415,310
        18,000   @,L    National-Oilwell, Inc.                                   566,820

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS MIDCAP PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        OIL AND GAS SERVICES (CONTINUED)
        24,950    @     Smith Intl., Inc.                               $      1,391,212
        23,250    @     Varco Intl., Inc.                                        508,943
        29,450    @     Weatherford Intl. Ltd.                                 1,324,661
                                                                        ----------------
                                                                               7,525,448
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.3%
        24,300          Packaging Corp. of America                               580,770
        58,130          Sonoco Products Co.                                    1,482,315
                                                                        ----------------
                                                                               2,063,085
                                                                        ----------------
                        PHARMACEUTICALS: 3.3%
        23,050    @     Barr Laboratories, Inc.                                  776,785
        32,900   @,L    Cephalon, Inc.                                         1,776,600
       123,500    @     Gilead Sciences, Inc.                                  8,274,499
       111,400   @,L    IVAX Corp.                                             2,672,486
        57,900          Omnicare, Inc.                                         2,478,699
        17,250   @,L    Par Pharmaceutical Cos., Inc.                            607,373
        37,200    L     Perrigo Co.                                              705,684
        45,500   @,L    Sepracor, Inc.                                         2,406,950
        44,700    L     Valeant Pharmaceuticals Intl.                            894,000
                                                                        ----------------
                                                                              20,593,076
                                                                        ----------------
                        PIPELINES: 1.2%
        35,250          Equitable Resources, Inc.                              1,822,778
        76,550          National Fuel Gas Co.                                  1,913,750
        47,500          Questar Corp.                                          1,835,400
        71,000          Western Gas Resources, Inc.                            2,306,080
                                                                        ----------------
                                                                               7,878,008
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.5%
        15,250    L     Hospitality Properties Trust                             645,075
        18,850          Liberty Property Trust                                   757,959
        13,800          Mack-Cali Realty Corp.                                   571,044
        52,400          New Plan Excel Realty Trust                            1,224,064
                                                                        ----------------
                                                                               3,198,142
                                                                        ----------------
                        RETAIL: 8.3%
        92,500    L     Abercrombie & Fitch Co.                                3,584,374
       104,650   @,L    American Eagle Outfitters                              3,025,432
        64,600   @,L    AnnTaylor Stores Corp.                                 1,872,108
        45,000          Applebees Intl., Inc.                                  1,035,900
       102,350   @,L    Barnes & Noble, Inc.                                   3,477,853
        35,800   @,L    BJ's Wholesale Club, Inc.                                895,000
        43,900          Borders Group, Inc.                                    1,029,016
        50,750   @,L    Brinker Intl., Inc.                                    1,731,590
        23,700    L     CBRL Group, Inc.                                         731,145
        11,200   @,L    Cheesecake Factory                                       445,648
        49,050   @,L    Chico's FAS, Inc.                                      2,215,098
       148,050          Claire's Stores, Inc.                                  3,212,685
        82,200    @     Copart, Inc.                                           2,194,740
        26,050    @     Dollar Tree Stores, Inc.                                 714,552
        91,500          Michaels Stores, Inc.                                  5,032,499
        30,850   @,L    O'Reilly Automotive, Inc.                              1,394,420
        41,750    L     Outback Steakhouse, Inc.                               1,726,780
       117,400    @     Pacific Sunwear Of California                          2,297,518
        68,550   @,L    Payless Shoesource, Inc.                               1,022,081
       130,100    L     Petsmart, Inc.                                         4,221,744
        41,500          Pier 1 Imports, Inc.                                     734,135
        25,450          Regis Corp.                                            1,134,816
        86,400          Ross Stores, Inc.                                      2,312,064
        34,300    L     Ruby Tuesday, Inc.                                       941,535
       215,950   @,L    Saks, Inc.                                             3,239,250
        62,500   @,L    Williams-Sonoma, Inc.                                  2,060,000
                                                                        ----------------
                                                                              52,281,983
                                                                        ----------------
                        SAVINGS AND LOANS: 2.9%
        43,050          Astoria Financial Corp.                         $      1,574,769
       115,950          Greenpoint Financial Corp.                             4,603,215
        80,750          Independence Community
                          Bank Corp.                                           2,939,300
       146,816    L     New York Community Bancorp, Inc.                       2,881,998
       172,750          Sovereign Bancorp, Inc.                                3,817,775
        41,350          Washington Federal, Inc.                                 992,400
        29,800    L     Webster Financial Corp.                                1,401,196
                                                                        ----------------
                                                                              18,210,653
                                                                        ----------------
                        SEMICONDUCTORS: 3.1%
       698,200   @,L    Atmel Corp.                                            4,133,344
        52,250   @,L    Credence Systems Corp.                                   721,050
        15,950   @,L    Cree, Inc.                                               371,316
        65,350   @,L    Cypress Semiconductor Corp.                              927,317
        65,700    @     Fairchild Semiconductor Intl., Inc.                    1,075,509
        50,100   @,L    Integrated Device Technology, Inc.                       693,384
        34,000   @,L    International Rectifier Corp.                          1,408,280
        30,500   @,L    Lam Research Corp.                                       817,400
        54,450   @,L    Lattice Semiconductor Corp.                              381,695
        30,800    @     LTX Corp.                                                332,948
        48,300    @     Micrel, Inc.                                             586,845
       173,850    L     Microchip Technology, Inc.                             5,483,228
        38,150   @,L    Semtech Corp.                                            898,051
        26,900   @,L    Silicon Laboratories, Inc.                             1,246,815
        66,400   @,L    Triquint Semiconductor, Inc.                             362,544
                                                                        ----------------
                                                                              19,439,726
                                                                        ----------------
                        SOFTWARE: 2.6%
       131,550    @     Activision, Inc.                                       2,091,645
        48,100    L     Acxiom Corp.                                           1,194,323
        22,800   @,L    Advent Software, Inc.                                    411,996
        34,550          Certegy, Inc.                                          1,340,540
        80,400    @     CSG Systems Intl.                                      1,664,280
        41,300    @     Dun & Bradstreet Corp.                                 2,226,483
        41,150    L     Fair Isaac Corp.                                       1,373,587
        36,500   @,L    Keane, Inc.                                              499,685
        57,750          SEI Investments Co.                                    1,677,060
       146,550   @,L    Sybase, Inc.                                           2,637,900
        37,250    @     Transaction Systems
                          Architects, Inc.                                       801,993
        44,300    @     Wind River Systems, Inc.                                 520,968
                                                                        ----------------
                                                                              16,440,460
                                                                        ----------------
                        TELECOMMUNICATIONS: 3.0%
       214,350    @     3Com Corp.                                             1,339,688
        45,050    L     Adtran, Inc.                                           1,503,319
        45,600    @     Advanced Fibre
                          Communications, Inc.                                   921,120
       138,450    @     Cincinnati Bell, Inc.                                    614,718
        84,700   @,L    CommScope, Inc.                                        1,816,815
        92,350    L     Harris Corp.                                           4,686,762
        19,250    @     Newport Corp.                                            311,273
        24,600   @,L    Plantronics, Inc.                                      1,035,660
       142,400    @     Polycom, Inc.                                          3,191,183
        22,650    @     Powerwave Technologies, Inc.                             174,405
       107,550   @,L    RF Micro Devices, Inc.                                   806,625
        32,550          Telephone & Data Systems, Inc.                         2,317,560
                                                                        ----------------
                                                                              18,719,128
                                                                        ----------------
                        TEXTILES: 0.2%
        14,500    @     Mohawk Industries, Inc.                                1,063,285
                                                                        ----------------
                                                                               1,063,285
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS MIDCAP PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        TRANSPORTATION: 2.0%
        22,150          Alexander & Baldwin, Inc.                       $        740,918
        73,750          CNF, Inc.                                              3,065,049
        57,250          Expeditors International
                          Washington, Inc.                                     2,828,722
        46,400          JB Hunt Transport Services, Inc.                       1,790,112
        56,650          Overseas Shipholding Group                             2,499,965
        48,700    @     Swift Transportation Co., Inc.                           874,165
        39,787          Werner Enterprises, Inc.                                 839,506
                                                                        ----------------
                                                                              12,638,437
                                                                        ----------------
                        TRUCKING AND LEASING: 0.1%
        27,100    L     GATX Corp.                                               737,120
                                                                        ----------------
                                                                                 737,120
                                                                        ----------------
                        Total Common Stock
                          (Cost $566,928,513)                                622,099,617
                                                                        ----------------

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 26.3%
                     REPURCHASE AGREEMENT: 1.4%
$    8,994,000   S   Goldman Sachs Repurchase
                       Agreement dated 06/30/04,
                       1.500%, due 07/01/04, $8,994,375
                       to be received upon repurchase
                       (Collateralized by $8,743,000 Federal
                       National Mortgage Association, 6.000%,
                       Market value plus accrued interest
                       $9,174,729, due 12/15/05)                               8,994,000
                                                                        ----------------
                     Total Repurchase Agreement
                       (Cost $8,994,000)                                       8,994,000
                                                                        ----------------
                     SECURITIES LENDING COLLATERAL(cc): 24.9%
   157,046,588       The Bank of New York
                        Institutional Cash Reserve
                        Fund, 1.250%                                         157,046,588
                                                                        ----------------
                     Total Securities Lending
                        Collateral
                        (Cost $157,046,588)                                  157,046,588
                                                                        ----------------
                     Total Short-Term Investments
                        (Cost $166,040,588)                                  166,040,588
                                                                        ----------------
                     TOTAL INVESTMENTS IN
                        SECURITIES (COST
                        $732,969,101)*                      124.8%      $    788,140,205
                     OTHER ASSETS AND
                        LIABILITIES-NET                     (24.8)          (156,699,247)
                                                            -----       ----------------
                     NET ASSETS                             100.0%      $    631,440,958
                                                            =====       ================

@    Non-income producing security
@@   Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
(cc) Securities purchased with cash collateral for securities loaned.

* Cost for federal income tax purposes is $741,075,476 financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                      $     60,284,457
                     Gross Unrealized Depreciation                           (13,219,728)
                                                                        ----------------
                     Net Unrealized Appreciation                        $     47,064,729
                                                                        ================

Information concerning open futures contracts at June 30, 2004 is shown below:

                     NO. OF         NOTIONAL        EXPIRATION     UNREALIZED
 LONG CONTRACTS     CONTRACTS     MARKET VALUE         DATE           GAIN
 --------------     ---------     ------------      ----------     ----------
 S&P MidCap
   400 Index           30         $  9,123,750     September-04     $ 57,617

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO                    as of June 30, 2004 (Unaudited)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 98.4%
                        ADVERTISING: 0.2%
        14,100          Advo, Inc.                                      $        464,172
                                                                        ----------------
                                                                                 464,172
                                                                        ----------------
                        AEROSPACE/DEFENSE: 1.7%
        15,550    L     AAR Corp.                                                176,493
        16,400   @,L    Armor Holdings, Inc.                                     557,599
        12,450          Curtiss-Wright Corp.                                     699,565
        12,400    @     DRS Technologies, Inc.                                   395,560
         8,050          EDO Corp.                                                194,166
        12,875          Engineered Support Systems, Inc.                         753,315
         9,950    @     Esterline Technologies Corp.                             293,824
         8,350    L     GenCorp, Inc.                                            111,807
         7,350          Kaman Corp.                                              102,827
        12,425    @     Moog, Inc.                                               461,092
        26,150   @,L    Teledyne Technologies, Inc.                              523,523
         7,450    @     Triumph Group, Inc.                                      237,879
                                                                        ----------------
                                                                               4,507,650
                                                                        ----------------
                        AGRICULTURE: 0.1%
         7,500          Delta & Pine Land Co.                                    164,625
        22,350          Dimon, Inc.                                              127,842
                                                                        ----------------
                                                                                 292,467
                                                                        ----------------
                        AIRLINES: 0.2%
         7,250   @,L    Atlantic Coast Airlines
                          Holdings, Inc.                                          41,615
        42,450   @,L    Mesa Air Group, Inc.                                     343,421
         2,376          Skywest, Inc.                                             41,366
                                                                        ----------------
                                                                                 426,402
                                                                        ----------------
                        APPAREL: 2.0%
        13,400    @     Ashworth, Inc.                                           111,354
        11,600    @     Gymboree Corp.                                           178,176
         7,250          Haggar Corp.                                             146,088
        44,600          K-Swiss, Inc.                                            901,366
        21,750          Kellwood Co.                                             947,212
         3,454          Oshkosh B'Gosh, Inc.                                      86,246
         7,800          Oxford Industries, Inc.                                  339,768
        26,600          Phillips-Van Heusen                                      512,050
        28,500    @     Quiksilver, Inc.                                         678,585
        15,500          Russell Corp.                                            278,380
        48,550          Stride Rite Corp.                                        535,507
        19,600          Wolverine World Wide, Inc.                               514,500
                                                                        ----------------
                                                                               5,229,232
                                                                        ----------------
                        AUTO MANUFACTURERS: 0.6%
        17,200          Oshkosh Truck Corp.                                      985,732
        17,100    @     Wabash National Corp.                                    471,105
                                                                        ----------------
                                                                               1,456,837
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.1%
         8,150          Standard Motor Products, Inc.                            120,050
        19,650   @,L    Tower Automotive, Inc.                                    71,526
                                                                        ----------------
                                                                                 191,576
                                                                        ----------------
                        BANKS: 5.8%
           750          Boston Private Financial Holdings, Inc.                   17,370
         7,100          Chittenden Corp.                                         249,565
        19,150          Community First Bankshares, Inc.                         616,439
        26,250          East-West Bancorp, Inc.                         $        805,875
        20,200   @@,L   First Bancorp Puerto Rico                                823,150
        22,312          First Midwest Bancorp, Inc.                              785,606
         6,950          First Republic Bank                                      299,406
        95,550          Fremont General Corp.                                  1,686,457
        20,300          Gold Banc Corp., Inc.                                    314,650
        23,250          Hudson United BanCorp.                                   866,760
        36,700          Irwin Financial Corp.                                    968,879
        14,839          Provident Bankshares Corp.                               427,957
        31,010          Republic Bancorp, Inc.                                   431,039
        23,650    L     Riggs National Corp.                                     499,488
        29,600          South Financial Group, Inc.                              838,864
         6,750          Southwest Bancorp of Texas, Inc.                         297,810
        17,004          Sterling Bancshares, Inc.                                241,287
        23,900          Susquehanna Bancshares, Inc.                             601,324
        33,848          Trustco Bank Corp. NY                                    443,409
        23,450          UCBH Holdings, Inc.                                      926,743
        11,650          Umpqua Holdings Corp.                                    244,534
        21,800          United Bankshares, Inc.                                  708,500
        33,525          Whitney Holding Corp.                                  1,497,561
         9,550          Wintrust Financial Corp.                                 482,371
                                                                        ----------------
                                                                              15,075,044
                                                                        ----------------
                        BIOTECHNOLOGY: 0.5%
        19,050    @     Arqule, Inc.                                             100,394
        13,700          Cambrex Corp.                                            345,651
         7,000   @,L    CryoLife, Inc.                                            36,890
         4,930    @     Enzo Biochem, Inc.                                        73,950
        13,550   @,L    Integra Lifesciences
                          Holdings Corp.                                         477,908
        26,350   @,L    Regeneron Pharmaceuticals, Inc.                          277,466
        18,750    @     Savient Pharmaceuticals, Inc.                             46,500
                                                                        ----------------
                                                                               1,358,759
                                                                        ----------------
                        BUILDING MATERIALS: 1.2%
        10,900          Apogee Enterprises, Inc.                                 113,360
         8,250          ElkCorp.                                                 197,505
        22,350          Florida Rock Industries, Inc.                            942,499
        28,852    L     Lennox Intl., Inc.                                       522,221
        11,650          Simpson Manufacturing Co., Inc.                          653,798
        10,800          Texas Industries, Inc.                                   444,636
         7,550          Universal Forest Products, Inc.                          243,488
                                                                        ----------------
                                                                               3,117,507
                                                                        ----------------
                        CHEMICALS: 1.7%
        12,050          Arch Chemicals, Inc.                                     347,281
        16,050          Georgia Gulf Corp.                                       575,553
        40,900          Macdermid, Inc.                                        1,384,464
        38,650    @     OM Group, Inc.                                         1,275,837
        19,800    @     Omnova Solutions, Inc.                                   120,780
         6,050          Penford Corp.                                            106,178
        43,850    @     PolyOne Corp.                                            326,244
         3,300          Quaker Chemical Corp.                                     91,146
         6,410          Schulman (A.), Inc.                                      137,751
         5,000          Wellman, Inc.                                             40,650
                                                                        ----------------
                                                                               4,405,884
                                                                        ----------------
                        COAL: 0.4%
        36,850    L     Massey Energy Co.                                      1,039,539
                                                                        ----------------
                                                                               1,039,539
                                                                        ----------------
                        COMMERCIAL SERVICES: 4.0%
        15,325          Aaron Rents, Inc.                                        507,871

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        COMMERCIAL SERVICES (CONTINUED)
        24,750          ABM Industries, Inc.                            $        481,883
        36,600    @     Administaff, Inc.                                        607,560
        15,500    @     Arbitron, Inc.                                           566,060
        14,900          Bowne & Co., Inc.                                        236,165
        10,000          CDI Corp.                                                346,000
        15,700          Central Parking Corp.                                    293,433
         2,300          Chemed Corp                                              111,550
         8,150   @,L    Coinstar, Inc.                                           179,056
        17,800    @     Consolidated Graphics, Inc.                              784,089
         8,450          CPI Corp.                                                124,384
        12,500    @     Cross Country Healthcare, Inc.                           226,875
         7,900    @     Heidrick & Struggles Intl., Inc.                         234,472
        25,300          Hooper Holmes, Inc.                                      145,222
         2,800    @     Insurance Auto Auctions, Inc.                             47,600
        20,150   @,L    Kroll, Inc.                                              743,131
        35,400   @,L    Labor Ready, Inc.                                        548,700
        13,250    @     Maximus, Inc.                                            469,845
        13,750   @,L    Memberworks, Inc.                                        407,275
        20,600    @     Midas, Inc.                                              358,440
        15,300    @     NCO Group, Inc.                                          408,357
         8,200    @     On Assignment, Inc.                                       48,380
        11,300    @     Parexel Intl. Corp.                                      223,740
        25,900    @     Pharmaceutical Product
                          Development, Inc.                                      822,842
         6,350   @,L    Pre-Paid Legal Services, Inc.                            151,321
        18,650    @     PRG-Schultz Intl., Inc.                                  102,016
        14,850    @     SourceCorp.                                              408,672
         2,950          Startek, Inc.                                            105,610
         6,100    @     Volt Information Sciences, Inc.                          192,211
        16,000          Watson Wyatt & Co. Holdings                              426,400
                                                                        ----------------
                                                                              10,309,160
                                                                        ----------------
                        COMPUTERS: 2.4%
        15,700          Agilysys, Inc.                                           216,503
        14,700    @     Brooktrout, Inc.                                         158,907
        14,100    @     CACI Intl., Inc.                                         570,204
        31,750    @     Carreker Corp.                                           318,135
        16,900    @     Catapult Communications Corp.                            388,700
        32,850   @,L    Ciber, Inc.                                              270,027
        15,500    L     Factset Research Systems, Inc.                           732,685
        13,550   @,L    Hutchinson Technology, Inc.                              333,195
        16,037    @     Kronos, Inc.                                             660,724
        15,600   @,L    Manhattan Associates, Inc.                               481,728
         8,600   @,L    Mercury Computer Systems, Inc.                           213,280
        24,100    @     Micros Systems, Inc.                                   1,156,076
        12,700   @,L    Nyfix, Inc.                                               62,103
        11,500    @     Radiant Systems, Inc.                                     53,935
        14,400   @,L    Radisys Corp.                                            267,408
         7,850    @     SCM Microsystems, Inc.                                    51,025
         6,050          Talx Corp.                                               147,802
                                                                        ----------------
                                                                               6,082,437
                                                                        ----------------
                        DISTRIBUTION/WHOLESALE: 1.6%
         5,900    L     Building Material Holding Corp.                          111,687
        25,350    L     Hughes Supply, Inc.                                    1,493,876
        18,150          Owens & Minor, Inc.                                      470,085
         6,150    @     Scansource, Inc.                                         365,433
        17,125    @     SCP Pool Corp.                                           770,625
        16,650    @     United Stationers, Inc.                                  661,338
        12,500          Watsco, Inc.                                             350,875
                                                                        ----------------
                                                                               4,223,919
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.2%
         7,750   @,L    Financial Federal Corp.                         $        273,265
        21,900    @     Investment Technology
                          Group, Inc.                                            280,101
        39,900          New Century Financial Corp.                            1,868,118
        10,200   @,L    Piper Jaffray Cos.                                       461,346
         7,900          SWS Group, Inc.                                          120,870
         9,750    @     World Acceptance Corp.                                   178,718
                                                                        ----------------
                                                                               3,182,418
                                                                        ----------------
                        ELECTRIC: 1.1%
        24,250          Avista Corp.                                             446,685
         6,900          Central Vermont Public
                          Service Corp.                                          141,381
         8,000          CH Energy Group, Inc.                                    371,520
        23,810    L     Cleco Corp.                                              428,104
        25,200    @     El Paso Electric Co.                                     389,088
         2,250          Green Mountain Power Corp.                                58,725
         7,000          UIL Holdings Corp.                                       340,830
        29,250    L     Unisource Energy Corp.                                   726,862
                                                                        ----------------
                                                                               2,903,195
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND EQUIPMENT: 1.7%
            50    @     Advanced Energy Industries, Inc.                             786
        20,500   @,L    Artesyn Technologies, Inc.                               184,500
        21,350          Belden, Inc.                                             457,531
        10,500          C&D Technologies, Inc.                                   187,215
         7,100    @     Intermagnetics General Corp.                             241,613
        19,150   @,L    Littelfuse Inc                                           812,152
        12,600   @,L    Magnetek, Inc.                                           105,084
        43,800    @     Rayovac Corp.                                          1,230,779
        55,550   @,L    Vicor Corp.                                            1,014,898
         8,650    @     Wilson Greatbatch
                          Technologies, Inc.                                     241,768
                                                                        ----------------
                                                                               4,476,326
                                                                        ----------------
                        ELECTRONICS: 4.6%
         5,500          Analogic Corp.                                           233,365
        12,200          BEI Technologies, Inc.                                   345,382
        14,500          Bel Fuse, Inc.                                           604,650
        22,100    @     Benchmark Electronics, Inc.                              643,110
        12,100          Brady Corp.                                              557,810
        19,018    @     Checkpoint Systems, Inc.                                 340,993
        15,050    @     Coherent, Inc.                                           449,243
        15,900          CTS Corp.                                                191,754
        11,950          Cubic Corp.                                              250,114
        18,100   @,L    Cymer, Inc.                                              677,663
         7,600   @,L    Daktronics Inc                                           189,620
        10,455    @     Dionex Corp.                                             576,802
        13,600    @     Electro Scientific Industries, Inc.                      385,016
        16,800   @,L    FEI Co.                                                  401,688
         6,350    @     Flir Systems, Inc.                                       348,615
        22,800   @,L    Invision Technologies, Inc.                            1,137,719
         3,450    @     Itron, Inc.                                               79,143
         7,350          Keithley Instruments, Inc.                               162,803
         7,350    @     Meade Instruments Corp.                                   23,447
        16,050          Methode Electronics                                      208,169
        25,800          Park Electrochemical Corp.                               651,449
        19,800   @,L    Paxar Corp.                                              386,496
         5,900   @,L    Planar Systems, Inc.                                      79,001
         8,400    @     Rogers Corp.                                             587,160
         7,350    @     SBS Technologies, Inc.                                   118,115
        21,150    @     Technitrol, Inc.                                         463,185

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        ELECTRONICS (CONTINUED)
        10,400    @     Trimble Navigation Ltd.                         $        289,016
        15,600          Watts Industries, Inc.                                   420,420
        11,556          Woodward Governor Co.                                    833,302
        11,700          X-Rite, Inc.                                             170,118
                                                                        ----------------
                                                                              11,805,368
                                                                        ----------------
                        ENERGY-ALTERNATE SOURCES: 0.1%
         6,900   @,L    Headwaters, Inc.                                         178,917
                                                                        ----------------
                                                                                 178,917
                                                                        ----------------
                        ENGINEERING AND CONSTRUCTION: 0.6%
         7,350   @,L    Emcor Group, Inc.                                        323,253
         9,950   @,L    Insituform Technologies, Inc.                            161,887
        36,500    @     URS Corp.                                              1,000,100
                                                                        ----------------
                                                                               1,485,240
                                                                        ----------------
                        ENTERTAINMENT: 0.3%
        13,400    @     Argosy Gaming Co.                                        503,840
        12,300    @     Pinnacle Entertainment, Inc.                             155,103
         4,650    @     Shuffle Master, Inc.                                     168,842
                                                                        ----------------
                                                                                 827,785
                                                                        ----------------
                        ENVIRONMENTAL CONTROL: 0.4%
         6,850    @     Imco Recycling, Inc.                                      90,557
        25,731    @     Tetra Tech, Inc.                                         419,930
        20,400   @,L    Waste Connections, Inc.                                  605,064
                                                                        ----------------
                                                                               1,115,551
                                                                        ----------------
                        FOOD: 1.8%
        31,950          Corn Products Intl., Inc.                              1,487,272
        23,625          Flowers Foods, Inc.                                      617,793
        14,600   @,L    Great Atlantic & Pacific Tea Co.                         111,836
         6,850    @     Hain Celestial Group, Inc.                               123,985
         4,900    @     J&J Snack Foods Corp.                                    200,067
        18,324          Lance, Inc.                                              282,190
         9,950    L     Nash Finch Co.                                           249,049
        22,600   @,L    Performance Food Group Co.                               599,804
        14,250    @     Ralcorp Holdings, Inc.                                   501,600
        19,400    @     United Natural Foods, Inc.                               560,854
                                                                        ----------------
                                                                               4,734,450
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 0.7%
        17,550    @     Buckeye Technologies, Inc.                               201,825
        20,700    @     Caraustar Industries, Inc.                               292,077
         2,500          Deltic Timber Corp.                                       96,000
         8,050          Pope & Talbot, Inc.                                      159,149
        17,100          Rock-Tenn Co.                                            289,845
         7,950          Schweitzer-Mauduit Intl., Inc.                           243,509
        25,750          Wausau-Mosinee Paper Corp.                               445,474
                                                                        ----------------
                                                                               1,727,879
                                                                        ----------------
                        GAS: 2.4%
        26,800          Atmos Energy Corp.                                       686,080
         3,400          Cascade Natural Gas Corp.                                 75,038
        18,950          Energen Corp.                                            909,410
         9,350          Laclede Group, Inc.                                      256,284
        15,500          New Jersey Resources Corp.                               644,490
        14,550          Northwest Natural Gas Co.                                443,775
         9,000    L     NUI Corp.                                                131,400
        20,450    L     Piedmont Natural Gas Co.                                 873,214
        38,374    @     Southern Union Co.                                       808,924
        16,800          Southwest Gas Corp.                             $        405,384
        26,625          UGI Corp.                                                854,663
                                                                        ----------------
                                                                               6,088,662
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.3%
        16,450          Baldor Electric Co.                                      384,108
        12,700    L     Milacron, Inc.                                            50,800
        10,600          Regal-Beloit Corp.                                       235,956
                                                                        ----------------
                                                                                 670,864
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 6.7%
        24,800   @,L    Advanced Medical Optics, Inc.                          1,055,735
        16,300    @     American Medical Systems
                          Holdings, Inc.                                         549,310
        11,500   @,L    Biolase Technology, Inc.                                 154,790
        12,700    @     Conmed Corp.                                             347,980
        15,950    L     Cooper Cos., Inc.                                      1,007,561
        10,100   @,L    Cyberonics, Inc.                                         336,936
        14,691          Datascope Corp.                                          583,086
        14,450          Diagnostic Products Corp.                                634,933
        19,150    @     Haemonetics Corp.                                        567,798
        17,550    @     Hologic, Inc.                                            408,038
         6,200   @,L    ICU Medical, Inc.                                        207,886
        17,250    @     Idexx Laboratories, Inc.                               1,085,714
        15,800    @     Immucor, Inc.                                            514,290
        16,650   @,L    Inamed Corp.                                           1,046,452
        15,350          Invacare Corp.                                           686,452
        20,700          Mentor Corp.                                             709,803
        17,550    @     Merit Medical Systems, Inc.                              279,572
         5,100    @     Osteotech, Inc.                                           33,099
         3,850    L     PolyMedica Corp.                                         119,504
         8,850    @     Possis Medical, Inc.                                     302,228
        16,100   @,L    Resmed, Inc.                                             820,456
        37,950    @     Respironics, Inc.                                      2,229,562
        14,700    @     Sola Intl., Inc.                                         253,281
        31,350    @     Sybron Dental Specialties, Inc.                          935,798
        46,850   @,L    Techne Corp.                                           2,035,632
        13,800    @     Viasys Healthcare, Inc.                                  288,558
         6,400          Vital Signs, Inc.                                        185,856
                                                                        ----------------
                                                                              17,380,310
                                                                        ----------------
                        HEALTHCARE-SERVICES: 2.9%
        13,600   @,L    American Healthways, Inc.                                362,032
        20,750    @     Amerigroup Corp.                                       1,020,899
        15,150   @,L    Amsurg Corp.                                             380,720
        17,150    @     Centene Corp.                                            661,133
         8,950   @,L    Orthodontic Centers of America                            73,301
        20,250    @     Pediatrix Medical Group, Inc.                          1,414,462
        19,750   @,L    Province Healthcare Co.                                  338,713
        13,450   @,L    Rehabcare Group, Inc.                                    358,174
        35,000    @     Sierra Health Services                                 1,564,499
         9,900   @,L    Sunrise Senior Living, Inc.                              387,486
        14,150    @     United Surgical Partners Intl., Inc.                     558,501
        33,700    @     US Oncology, Inc.                                        496,064
                                                                        ----------------
                                                                               7,615,984
                                                                        ----------------
                        HOME BUILDERS: 2.7%
        88,800   @,L    Champion Enterprises, Inc.                               815,184
        15,635          Mdc Holdings, Inc.                                       994,542
        36,500          Monaco Coach Corp.                                     1,028,205
         6,300   @,L    NVR, Inc.                                              3,050,460
         6,150          Skyline Corp.                                            249,998
         6,700          Standard-Pacific Corp.                                   330,310

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        HOME BUILDERS (CONTINUED)
        15,850          Winnebago Industries                            $        590,888
                                                                        ----------------
                                                                               7,059,587
                                                                        ----------------
                        HOME FURNISHINGS: 0.6%
        12,250    @     Applica, Inc.                                            109,025
        13,600          Bassett Furniture Industries, Inc.                       295,936
        17,200          Ethan Allen Interiors, Inc.                              617,652
        12,600          Fedders Corp.                                             54,810
        24,650    L     La-Z-Boy, Inc.                                           443,207
                                                                        ----------------
                                                                               1,520,630
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 0.7%
         4,150    @     AT Cross Co.                                              19,796
        33,050   @,L    Fossil, Inc.                                             900,612
        13,750          Harland John H. Co.                                      403,562
         8,050          Russ Berrie & Co., Inc.                                  156,412
         3,393          Standard Register Co.                                     40,377
         8,300          Wd-40 Co.                                                248,502
                                                                        ----------------
                                                                               1,769,261
                                                                        ----------------
                        HOUSEWARES: 1.0%
         8,150    @     Enesco Group, Inc.                                        73,024
         5,150          Libbey, Inc.                                             142,964
         8,450          National Presto Industries, Inc.                         348,394
        28,400          Toro Co.                                               1,989,988
                                                                        ----------------
                                                                               2,554,370
                                                                        ----------------
                        INSURANCE: 3.8%
        28,226    L     Delphi Financial Group                                 1,256,056
        18,250          Hilb Rogal & Hamilton Co.                                651,160
         9,450          Landamerica Financial
                          Group, Inc.                                            367,889
        29,750    @     Philadelphia Consolidated
                          Holding Co.                                          1,787,082
        13,300          Presidential Life Corp.                                  239,666
        14,250    @     Proassurance Corp.                                       486,068
        12,700          RLI Corp.                                                463,550
         3,650          SCPIE Holdings, Inc.                                      33,215
        36,203          Selective Insurance Group                              1,443,775
         8,750          Stewart Information
                          Services Corp.                                         295,488
        63,550    @     UICI                                                   1,513,125
        25,800    L     Zenith National Insurance Corp.                        1,253,880
                                                                        ----------------
                                                                               9,790,954
                                                                        ----------------
                        INTERNET: 1.0%
        24,300   @,L    Internet Security Systems                                372,762
        12,050   @,L    j2 Global Communications, Inc.                           334,990
        13,650    @     Netegrity, Inc.                                          115,479
         9,850    @     PC-Tel, Inc.                                             116,230
         7,000    @     QRS Corp.                                                 45,850
        19,950    @     Verity, Inc.                                             269,525
        21,800   @,L    Webex Communications, Inc.                               474,368
        19,450   @,L    Websense, Inc.                                           724,123
        15,800   @,L    Zix Corp                                                 125,452
                                                                        ----------------
                                                                               2,578,779
                                                                        ----------------
                        IRON/STEEL: 1.1%
        30,000          Carpenter Technology                                   1,021,499
         2,050   @,L    Cleveland-Cliffs, Inc.                                   115,600
         5,800    @     Material Sciences Corp.                                   61,770
        15,600          Reliance Steel & Aluminum Co.                   $        628,992
        12,600          Ryerson Tull, Inc.                                       200,088
        25,350    L     Steel Dynamics, Inc.                                     725,771
         2,454          Steel Technologies, Inc.                                  54,184
                                                                        ----------------
                                                                               2,807,904
                                                                        ----------------
                        LEISURE TIME: 1.0%
         8,150          Arctic Cat, Inc.                                         224,370
        14,750   @,L    Bally Total Fitness Holding Corp.                         73,750
        20,750    @     K2, Inc.                                                 325,775
         5,350    @     Multimedia Games Inc                                     143,487
        16,900    L     Nautilus Group, Inc.                                     329,719
        21,850    L     Polaris Industries, Inc.                               1,048,800
        13,150   @,L    WMS Industries, Inc.                                     391,870
                                                                        ----------------
                                                                               2,537,771
                                                                        ----------------
                        LODGING: 0.5%
        15,550    @     Aztar Corp.                                              435,400
        11,600          Marcus Corp.                                             200,100
        51,177    @     Prime Hospitality Corp.                                  543,500
                                                                        ----------------
                                                                               1,179,000
                                                                        ----------------
                        MACHINERY-CONSTRUCTION
                          AND MINING: 0.2%
        21,649    @     Astec Industries, Inc.                                   407,650
         7,750          JLG Industries, Inc.                                     107,648
                                                                        ----------------
                                                                                 515,298
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 2.0%
        16,720          Albany Intl. Corp.                                       561,123
         9,500          Applied Industrial
                          Technologies, Inc.                                     286,140
        11,750    L     Briggs & Stratton                                      1,038,112
        23,150          Cognex Corp.                                             890,812
         9,800    @     Gardner Denver, Inc.                                     273,420
        16,300    @     Gerber Scientific, Inc.                                  115,078
        24,675          IDEX Corp.                                               847,586
         4,800          Lindsay Manufacturing Co.                                115,296
        13,050          Manitowoc Co.                                            441,743
         7,350          Robbins & Myers, Inc.                                    165,008
        13,950          Stewart & Stevenson Services                             249,984
         7,500          Thomas Industries, Inc.                                  249,000
                                                                        ----------------
                                                                               5,233,302
                                                                        ----------------
                        MEDIA: 0.3%
         4,800    @     4Kids Entertainment, Inc.                                114,816
         8,800   @,L    Information Holdings, Inc.                               240,856
        17,000          Thomas Nelson, Inc.                                      386,580
                                                                        ----------------
                                                                                 742,252
                                                                        ----------------
                        METAL FABRICATE/HARDWARE: 1.8%
         1,000    @     AM Castle & Co                                            10,750
        15,050          Commercial Metals Co.                                    488,373
         6,600          Intermet Corp.                                            28,380
        36,470          Kaydon Corp.                                           1,128,017
        11,609          Lawson Products                                          442,883
        16,350          Mueller Industries, Inc.                                 585,330
         8,600          Quanex Corp.                                             418,820
        46,450          Timken Co.                                             1,230,460
        11,950          Valmont Industries, Inc.                                 273,655
         2,850    @     Wolverine Tube, Inc.                                      31,065
                                                                        ----------------
                                                                               4,637,733
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        MINING: 0.6%
         7,100    @     Brush Engineered Materials, Inc.                $        134,190
        41,750    @     Century Aluminum Co.                                   1,034,982
         4,250          Commonwealth Industries, Inc.                             43,945
        23,950    @     RTI Intl. Metals, Inc.                                   382,003
                                                                        ----------------
                                                                               1,595,120
                                                                        ----------------
                        MISCELLANEOUS MANUFACTURING: 1.7%
        19,850          Acuity Brands, Inc.                                      535,949
         5,750          AO Smith Corp.                                           182,793
        19,250          Aptargroup, Inc.                                         841,032
         9,750          Barnes Group, Inc.                                       282,555
        11,700          Clarcor, Inc.                                            535,859
         9,000    @     Concord Camera Corp.                                      29,700
         8,550    @     Cuno, Inc.                                               456,143
        13,270   @,L    Griffon Corp.                                            295,656
         4,800    @     Lydall, Inc.                                              46,896
         2,000  @,XX,I  MascoTech, Inc.                                                0
        12,916          Myers Industries, Inc.                                   182,116
         7,100          Roper Industries, Inc.                                   403,990
         9,200          Standex Intl. Corp.                                      250,240
         8,450          Sturm Ruger & Co., Inc.                                  102,330
        19,350          Tredegar Corp.                                           312,116
                                                                        ----------------
                                                                               4,457,375
                                                                        ----------------
                        OFFICE FURNISHINGS: 0.1%
        17,350    @     Interface, Inc.                                          151,466
                                                                        ----------------
                                                                                 151,466
                                                                        ----------------
                        OFFICE/BUSINESS EQUIPMENT: 0.3%
        10,650   @,L    Global Imaging Systems, Inc.                             390,429
         7,250    @     Imagistics Intl., Inc.                                   256,650
                                                                        ----------------
                                                                                 647,079
                                                                        ----------------
                        OIL AND GAS: 4.1%
         5,700    @     Atwood Oceanics, Inc.                                    237,975
        27,100          Cabot Oil & Gas Corp.                                  1,146,330
        36,600   @,L    Cimarex Energy Co.                                     1,106,418
        20,950   @,L    Evergreen Resources, Inc.                                846,380
        13,250          Frontier Oil Corp.                                       280,768
        34,236          Patina Oil & Gas Corp.                                 1,022,629
         9,950    @     Prima Energy Corp.                                       393,722
        34,300   @,L    Remington Oil & Gas Corp.                                809,480
        19,000    @     Southwestern Energy Co.                                  544,730
        29,700   @,L    Spinnaker Exploration Co.                              1,169,585
        14,050          St. Mary Land & Exploration Co.                          500,883
        36,400    @     Stone Energy Corp.                                     1,662,751
        22,450    @     Swift Energy Co.                                         495,247
         8,500    @     Unit Corp.                                               267,325
        12,800          Vintage Petroleum, Inc.                                  217,216
                                                                        ----------------
                                                                              10,701,439
                                                                        ----------------
                        OIL AND GAS SERVICES: 1.2%
        18,300    @     Cal Dive Intl., Inc.                                     554,856
         8,350          Carbo Ceramics, Inc.                                     569,887
         7,100    @     Dril-Quip, Inc.                                          132,770
        12,150    @     Hydril Co.                                               382,725
         8,200   @,L    Maverick Tube Corp.                                      215,332
         4,600    @     Oceaneering Intl., Inc.                                  157,550
         9,350    @     Seacor Smit, Inc.                                        410,746
        11,650    @     Tetra Technologies, Inc.                                 312,803
        16,200   @,L    Veritas DGC, Inc.                                        375,030
         4,200    @     W-H Energy Services, Inc.                       $         82,320
                                                                        ----------------
                                                                               3,194,019
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.1%
         9,400          Chesapeake Corp.                                         250,792
                                                                        ----------------
                                                                                 250,792
                                                                        ----------------
                        PHARMACEUTICALS: 2.2%
        23,550    @     Accredo Health, Inc.                                     917,273
        22,600          Alpharma, Inc.                                           462,848
         2,900    @     Cima Labs, Inc.                                           97,817
         3,700    @     Curative Health Services, Inc.                            32,042
        26,500          Medicis Pharmaceutical                                 1,058,674
        33,600    @     MGI Pharma, Inc.                                         907,536
        18,100          Natures Sunshine Prods, Inc.                             257,744
        32,550    @     NBTY, Inc.                                               956,645
        29,950   @,L    Noven Pharmaceuticals, Inc.                              659,499
         8,508   @,L    Priority Healthcare Corp.                                195,259
        16,400    @     Theragenics Corp.                                         75,768
                                                                        ----------------
                                                                               5,621,105
                                                                        ----------------
                        PIPELINES: 0.1%
         9,550    @     Plains Resources, Inc.                                   161,873
                                                                        ----------------
                                                                                 161,873
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.9%
        17,000    L     Capital Automotive REIT                                  498,610
         5,000          Colonial Properties Trust                                192,650
        12,050          Entertainment Properties Trust                           430,667
         5,900          Glenborough Realty Trust, Inc.                           108,265
        13,900          Kilroy Realty Corp.                                      473,990
         9,150    L     Lexington Corporate
                          Properties Trust                                       182,177
         9,000          Shurgard Storage Centers, Inc.                           336,600
                                                                        ----------------
                                                                               2,222,959
                                                                        ----------------
                        RETAIL: 8.9%
         8,850          Brown Shoe Co., Inc.                                     362,231
        20,900          Burlington Coat Factory
                          Warehouse Corp.                                        403,370
        28,700          Casey's General Stores, Inc.                             525,210
        11,300          Cash America Intl., Inc.                                 259,900
         7,150          Cato Corp.                                               160,518
        18,300   @,L    CEC Entertainment, Inc.                                  540,033
        12,950    @     Childrens Place                                          304,584
        19,625    L     Christopher & Banks Corp.                                347,559
        39,250    @     Dress Barn, Inc.                                         671,959
         5,400   @,L    Duane Reade, Inc.                                         88,182
        13,333   @,L    Electronics Boutique Holdings Corp.                      351,191
            25    L     Fred's, Inc.                                                 552
        17,650   @,L    Genesco, Inc.                                            417,070
        39,650          Goody's Family Clothing, Inc.                            411,171
        11,650    @     Group 1 Automotive, Inc.                                 386,897
        11,650   @,L    Guitar Center, Inc.                                      518,076
        30,050          Haverty Furniture Cos., Inc.                             525,274
        29,650   @,L    Hibbett Sporting Goods, Inc.                             810,927
        24,475   @,L    HOT Topic, Inc.                                          501,493
        10,700          Ihop Corp.                                               382,632
        25,750    @     Insight Enterprises, Inc.                                457,320
        24,700    @     J Jill Group, Inc.                                       582,673
        30,050   @,L    Jack in The Box, Inc.                                    892,484
        10,632    @     Jo-Ann Stores, Inc.                                      312,581
        13,250          Landry's Restaurants, Inc.                               396,043

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        RETAIL (CONTINUED)
        22,800    @     Linens 'N Things, Inc.                          $        668,267
        18,950          Lone Star Steakhouse & Saloon                            515,251
        20,200    L     Longs Drug Stores Corp.                                  482,174
        30,150    @     Men's Wearhouse, Inc.                                    795,658
        16,450          Movie Gallery, Inc.                                      321,598
         9,400    @     O'Charleys, Inc.                                         161,586
        15,450   @,L    Panera Bread Co.                                         554,346
         7,570   @,L    Papa John's Intl., Inc.                                  223,618
        48,700          Pep Boys-Manny Moe & Jack                              1,234,544
        11,700   @,L    PF Chang's China Bistro, Inc.                            481,455
        15,525    @     Rare Hospitality Intl., Inc.                             386,573
        36,800    @     Ryan's Restaurant Group Inc                              581,440
         8,250   @,L    School Specialty, Inc.                                   299,558
        16,900    @     Select Comfort Corp.                                     479,960
        11,350    @     Shopko Stores, Inc.                                      160,489
        27,093    @     Sonic Corp.                                              616,366
        11,350    @     Steak N Shake Co.                                        206,797
        56,850    @     Stein Mart, Inc.                                         924,380
        10,650    @     TBC Corp.                                                253,470
        14,700   @,L    Too, Inc.                                                245,490
        17,900    @     Tractor Supply Co.                                       748,577
        13,900    L     Triarc Cos.                                              141,363
        20,200    @     Urban Outfitters, Inc.                                 1,230,381
         4,650   @,L    Wet Seal, Inc.                                            24,320
        24,100    @     Zale Corp.                                               656,966
                                                                        ----------------
                                                                              23,004,557
                                                                        ----------------
                        SAVINGS AND LOANS: 2.3%
        19,701          Anchor Bancorp Wisconsin, Inc.                           520,894
        15,700    @     Bankunited Financial Corp.                               405,060
        11,850          Brookline BanCorp, Inc.                                  173,840
        20,550          Commercial Federal Corp.                                 556,905
        18,050          Dime Community Bancshares                                315,514
        13,350    L     Downey Financial Corp.                                   710,888
        14,150    @     Firstfed Financial Corp.                                 588,640
        51,550          Flagstar Bancorp, Inc.                                 1,024,814
        14,700          Seacoast Financial Services Corp.                        508,620
        18,175    @     Sterling Financial Corp.                                 579,237
        16,587          Waypoint Financial Corp.                                 457,635
                                                                        ----------------
                                                                               5,842,047
                                                                        ----------------
                        SEMICONDUCTORS: 2.9%
        13,350    @     Actel Corp.                                              246,975
        39,300    @     Alliance Semiconductor Corp.                             233,835
        16,250   @,L    ATMI, Inc.                                               443,788
        51,650    @     Axcelis Technologies, Inc.                               642,525
        23,150   @,L    Brooks Automation, Inc.                                  466,473
        10,350          Cohu, Inc.                                               197,064
        37,028    @     DSP Group, Inc.                                        1,008,642
         3,800   @,L    Dupont Photomasks, Inc.                                   77,254
        35,100    @     ESS Technology                                           375,921
        18,150    @     Exar Corp.                                               266,079
        12,800          Helix Technology Corp.                                   273,024
         7,100    @     Kopin Corp.                                               36,281
        26,600   @,L    Kulicke & Soffa Industries, Inc.                         291,536
        31,450    @     Microsemi Corp.                                          446,905
        11,550    @     Pericom Semiconductor Corp.                              123,701
        14,550   @,L    Photronics, Inc.                                         275,577
         7,350   @,L    Rudolph Technologies, Inc.                               133,697
        30,450   @,L    Skyworks Solutions, Inc.                                 265,829
        23,200    @     Standard Microsystems Corp.                              541,023
         5,500    @     Supertex, Inc.                                            89,870
         6,500    @     Three-Five Systems, Inc.                                  33,150
        18,100    @     Varian Semiconductor Equipment
                          Associates, Inc.                              $        697,935
        15,350   @,L    Veeco Instruments, Inc.                                  396,184
                                                                        ----------------
                                                                               7,563,268
                                                                        ----------------
                        SOFTWARE: 3.7%
        13,900    @     Ansys, Inc.                                              653,300
        16,200   @,L    Avid Technology, Inc.                                    884,033
        40,000    @     Captaris, Inc.                                           258,400
        16,250   @,L    Cerner Corp.                                             724,424
        17,650    @     Concord Communications, Inc.                             201,387
        18,400   @,L    Dendrite Intl., Inc.                                     341,872
        23,000    @     Digi Intl., Inc.                                         246,560
        26,100    @     eFunds Corp.                                             456,750
            50   @,L    EPIQ Systems, Inc.                                           725
        53,600    @     Filenet Corp.                                          1,692,151
         7,710          Global Payments, Inc.                                    347,104
        20,450   @,L    Hyperion Solutions Corp.                                 894,073
        13,200          Inter-Tel, Inc.                                          329,604
        11,650   @,L    JDA Software Group, Inc.                                 153,431
         6,750   @,L    Mantech Intl. Corp.                                      126,698
        23,700    @     Mapinfo Corp.                                            251,220
         9,550    @     MRO Software, Inc.                                       129,976
        16,250          LNDCHealth Corp.                                         377,000
         9,350    @     Phoenix Technologies Ltd.                                 65,357
        20,250    @     Progress Software Corp.                                  438,818
         9,800   @,L    Roxio, Inc.                                               48,118
        23,250   @,L    Serena Software, Inc.                                    443,843
         9,300    @     SPSS, Inc.                                               167,121
        19,900   @,L    THQ, Inc.                                                455,710
                                                                        ----------------
                                                                               9,687,675
                                                                        ----------------
                        STORAGE/WAREHOUSING: 0.0%
         4,050   @,L    Mobile Mini, Inc.                                        115,061
                                                                        ----------------
                                                                                 115,061
                                                                        ----------------
                        TELECOMMUNICATIONS: 2.3%
       144,250   @,L    Adaptec, Inc.                                          1,220,355
        37,500    @     Aeroflex, Inc.                                           537,375
        18,300    @     Anixter Intl., Inc.                                      622,749
         9,150          Black Box Corp.                                          432,429
         4,700   @,L    Boston Communications Group                               48,175
        57,400    @     C-COR.net Corp.                                          590,646
        18,525   @,L    Cable Design Technologies Corp.                          196,365
        18,050    @     Commonwealth Telephone
                          Enterprises, Inc.                                      808,099
        21,600    @     General Communication                                    171,504
        36,800    @     Harmonic, Inc.                                           313,536
        13,800    @     Intrado, Inc.                                            222,042
        12,650   @,L    Network Equipment
                          Technologies, Inc.                                     103,224
        19,550    @     Symmetricom, Inc.                                        173,995
         5,800    @     Tollgrade Communications, Inc.                            61,596
        13,900    @     Viasat, Inc.                                             346,805
                                                                        ----------------
                                                                               5,848,895
                                                                        ----------------
                        TEXTILES: 0.2%
         2,600          Angelica Corp.                                            65,286
        10,100          G&K Services, Inc.                                       405,919
                                                                        ----------------
                                                                                 471,205
                                                                        ----------------
                        TOYS/GAMES/HOBBIES: 0.2%
         2,550    L     Action Performance Cos., Inc.                             38,429

                 See Accompanying Notes to Financial Statements

ING VP                                                  PORTFOLIO OF INVESTMENTS
INDEX PLUS SMALLCAP PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        TOYS/GAMES/HOBBIES (CONTINUED)
        18,100    @     Department 56                                   $        278,740
        10,100   @,L    Jakks Pacific, Inc.                                      209,979
                                                                        ----------------
                                                                                 527,148
                                                                        ----------------
                        TRANSPORTATION: 2.6%
        12,300          Arkansas Best Corp.                                      404,916
        21,800   @,L    EGL, Inc.                                                579,880
        10,500    @     Forward Air Corp.                                        392,700
        23,850          Heartland Express, Inc.                                  652,536
        33,050   @,L    Kansas City Southern                                     512,275
        11,600    @     Kirby Corp.                                              451,240
        19,800    @     Knight Transportation, Inc.                              568,854
        25,700    @     Landstar System, Inc.                                  1,358,759
        15,850    @     Offshore Logistics, Inc.                                 445,702
        12,400          USF Corp.                                                435,612
        24,070   @,L    Yellow Roadway Corp                                      959,430
                                                                        ----------------
                                                                               6,761,904
                                                                        ----------------
                        Total Common Stock
                          (Cost $230,781,133)                                254,125,362
                                                                        ----------------

WARRANTS: 0.0%

                        DISTRIBUTION/WHOLESALE: 0.0%
           116          Timco Aviation Services                                       --
                                                                        ----------------
                        Total Warrants
                          (Cost $0)                                                   --
                                                                        ----------------

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                        DISTRIBUTION/WHOLESALE: 0.0%
$          116          Timco Aviation Services, 8.000%,
                          due 01/02/07                                                --
                                                                        ----------------
                        Total Corporate Bonds
                          (Cost $4)                                                   --
                                                                        ----------------
                        Total Long-Term Investments
                          (Cost $230,781,137)                                254,125,362
                                                                        ----------------

SHORT-TERM INVESTMENTS: 18.4%

REPURCHASE AGREEMENT: 1.8%
     4,752,000          Goldman Sachs Repurchase Agreement
                          dated 06/30/04, 1.500%, due
                          07/01/04, $4,752,198 to be
                          received upon repurchase
                          (Collateralized by $4,881,000
                          various U.S. Agency Obligations,
                          4.375%-5.650%, Market value plus
                          accrued interest $4,847,401, due
                          02/04/10-03/16/29)                                   4,752,000
                                                                        ----------------
                        Total Repurchase Agreement
                          (Cost $4,752,000)                                    4,752,000
                                                                        ----------------

                        SECURITIES LENDING COLLATERAL(cc):
                          16.6%
$   42,869,181          The Bank of New York Institutional
                          Cash Reserve Fund, 1.250%                     $     42,869,181
                                                                        ----------------
                        Total Securities Lending
                          Collateral (Cost $42,869,181)                       42,869,181
                                                                        ----------------
                        Total Short-Term Investments
                          (Cost $47,621,181)                                  47,621,181
                                                                        ----------------
                        TOTAL INVESTMENTS IN
                          SECURITIES
                          (COST $278,402,319)*            116.8%        $    301,746,543
                        OTHER ASSETS AND
                          LIABILITIES-NET                 (16.8)             (43,319,894)
                                                          -----         ----------------
                        NET ASSETS                        100.0%        $    258,426,649
                                                          =====         ================

@    Non-income producing security
@@   Foreign issuer
I    Illiquid security
L Loaned security, a portion or all of the security is on loan at June 30, 2004.

* Cost for federal income tax purposes is $282,439,627. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                   $     25,220,750
                        Gross Unrealized Depreciation                         (5,913,834)
                                                                        ----------------
                        Net Unrealized Appreciation                     $     19,306,916
                                                                        ================


                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                                 as of June 30, 2004 (Unaudited)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 85.8%

                        ADVERTISING: 0.1%
        24,300    @@    WPP Group PLC                                   $        246,781
                                                                        ----------------
                                                                                 246,781
                                                                        ----------------
                        AEROSPACE/DEFENSE: 1.5%
        39,700          BAE Systems PLC                                          157,851
        30,350          Boeing Co.                                             1,550,582
        10,750          General Dynamics Corp.                                 1,067,475
         7,150          United Technologies Corp.                                654,082
                                                                        ----------------
                                                                               3,429,990
                                                                        ----------------
                        AGRICULTURE: 0.9%
        28,050          Altria Group, Inc.                                     1,403,903
        15,300    @@    British American Tobacco PLC                             237,094
        10,300    L     Bunge Ltd.                                               401,082
                                                                        ----------------
                                                                               2,042,079
                                                                        ----------------
                        AIRLINES: 0.1%
        21,075   @,L    ExpressJet Holdings, Inc.                                255,851
                                                                        ----------------
                                                                                 255,851
                                                                        ----------------
                        APPAREL: 1.1%
         9,200          Jones Apparel Group, Inc.                                363,216
        13,600          Nike, Inc.                                             1,030,200
        10,000    @@    Onward Kashiyama Co. Ltd.                                160,381
        17,625          Reebok Intl. Ltd.                                        634,148
         7,250          VF Corp.                                                 353,075
                                                                        ----------------
                                                                               2,541,020
                                                                        ----------------
                        AUTO MANUFACTURERS: 1.1%
        78,500    L     Ford Motor Co.                                         1,228,525
         7,400    L     General Motors Corp                                      344,766
        12,750    L     Paccar, Inc.                                             739,373
         3,000    @@    Peugeot SA                                               167,058
                                                                        ----------------
                                                                               2,479,722
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.3%
        13,000    @@    Bridgestone Corp.                                        244,238
        19,000    @@    Calsonic Kansei Corp.                                    135,472
        15,425    L     Cooper Tire & Rubber Co.                                 354,774
         7,225    @     Dura Automotive Systems, Inc.                             66,109
                                                                        ----------------
                                                                                 800,593
                                                                        ----------------
                        BANKS: 5.7%
         4,800    @@    Alpha Bank A.E.                                          122,054
        20,200    @@    Banco Bilbao Vizcaya Argentaria SA                       269,848
         2,300    @@    Banco Popular Espanol                                    129,897
        46,550          Bank of America Corp.                                  3,939,060
        15,050          Bank One Corp.                                           767,550
        28,000    @@    China Bank Ltd.                                          171,415
       350,000    @@    CITIC Intl. Financial Holdings Ltd.                      127,888
         9,100    @@    Credit Agricole SA                                       221,430
        10,000    @@    DBS Group Holdings Ltd.                                   83,602
         8,700    @@    Fortis                                                   192,644
        18,525          Hibernia Corp.                                           450,158
        39,400    @@    HSBC Holdings PLC                                        585,905
        25,950          Keycorp                                                  775,646
            68    @@    Mizuho Financial Group, Inc.                             308,482
        11,225    @@    Royal Bank of Scotland Group PLC                         323,262
         7,000    @@    St. George Bank Ltd.                                     107,374
        34,000          The Sumitomo Trust &
                          Banking Co. Ltd.                              $        242,112
         5,950    @@    UBS AG                                                   419,265
        38,000    @@    Unicredito Italiano S.p.A.                               187,705
        26,250          US Bancorp                                               723,450
         7,350    @@    W Holding Co., Inc.                                      126,200
        42,250          Wachovia Corp.                                         1,880,124
        23,350          Wells Fargo & Co.                                      1,336,321
                                                                        ----------------
                                                                              13,491,392
                                                                        ----------------
                        BEVERAGES: 1.8%
        58,750          Coca-Cola Co.                                          2,965,700
        23,650          PepsiCo, Inc.                                          1,274,262
                                                                        ----------------
                                                                               4,239,962
                                                                        ----------------
                        BIOTECHNOLOGY: 0.8%
        17,800    @     Amgen, Inc.                                              971,345
        28,150    @     Applera Corp. - Celera
                          Genomics Group                                         324,007
        24,025   @,L    InterMune, Inc.                                          370,466
         4,650   @,L    Invitrogen Corp.                                         334,754
                                                                        ----------------
                                                                               2,000,572
                                                                        ----------------
                        BUILDING MATERIALS: 0.6%
        30,700    @@    Boral Ltd.                                               138,152
         1,916    @@    Lafarge SA                                               170,870
        28,250          Masco Corp.                                              880,834
        18,650   @,L    USG Corp.                                                327,867
                                                                        ----------------
                                                                               1,517,723
                                                                        ----------------
                        CHEMICALS: 1.3%
         9,710   @,@@   Clariant AG                                              141,882
        12,400          Dow Chemical Co.                                         504,680
         2,600    @@    DSM NV                                                   127,575
         9,043          Engelhard Corp                                           292,179
        12,400    L     Georgia Gulf Corp.                                       444,664
        22,225   @,L    Hercules, Inc.                                           270,923
        12,000          PPG Industries, Inc.                                     749,880
        10,650          Sherwin-Williams Co.                                     442,508
                                                                        ----------------
                                                                               2,974,291
                                                                        ----------------
                        COMMERCIAL SERVICES: 1.4%
        46,650    @     Cendant Corp.                                          1,141,991
         5,000    @     Corporate Executive Board Co.                            288,950
         9,000    @@    Dai Nippon Printing Co. Ltd.                             143,766
         5,700    @@    Group 4 Falck A/S                                        146,483
        24,450          Paychex, Inc.                                            828,366
        14,150    @     Rent-A-Center, Inc.                                      423,510
        11,950   @,L    Robert Half Intl., Inc.                                  355,752
                                                                        ----------------
                                                                               3,328,818
                                                                        ----------------
                        COMPUTERS: 2.8%
         5,700   @,@@   Cap Gemini SA                                            228,782
        68,800    @     Dell, Inc.                                             2,464,416
        42,250          Hewlett-Packard Co.                                      891,475
        23,100          International Business
                          Machines Corp.                                       2,036,265
         9,175   @,L    PalmOne, Inc.                                            319,015
        45,800   @,@@   Team Partners Group                                      449,345
        20,600    @     Unisys Corp.                                             285,928
                                                                        ----------------
                                                                               6,675,226
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        COSMETICS/PERSONAL CARE: 2.3%
         6,350          Alberto-Culver Co.                              $        318,389
        36,350          Gillette Co.                                           1,541,240
        20,400          Kimberly-Clark Corp.                                   1,343,952
        35,650          Procter & Gamble Co.                                   1,940,786
         3,700    @@    Uni-Charm Corp.                                          184,466
                                                                        ----------------
                                                                               5,328,833
                                                                        ----------------
                        DISTRIBUTION/WHOLESALE: 0.3%
        44,000   @,@@   Itochu Corp.                                             197,590
         6,900          WW Grainger, Inc.                                        396,750
                                                                        ----------------
                                                                                 594,340
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 6.3%
        11,625   @,L    Affiliated Managers Group                                585,551
         2,500    @@    Aiful Corp.                                              260,963
        17,900          American Express Co.                                     919,702
        71,600          Citigroup, Inc.                                        3,329,399
        14,524    L     Countrywide Financial Corp.                            1,020,311
        24,000    @@    Daiwa Securities Group Inc.                              172,442
         1,700    @@    Deutsche Boerse AG                                        86,765
         6,825   @@,L   Doral Financial Corp.                                    235,463
        22,500    @     E*Trade Financial Corp.                                  250,875
        13,500          Fannie Mae                                               963,360
        17,150          Goldman Sachs Group, Inc.                              1,614,844
        27,700          JP Morgan Chase & Co.                                  1,073,929
        31,550          Merrill Lynch & Co., Inc.                              1,703,069
        35,900          Morgan Stanley                                         1,894,443
        52,475    @     Providian Financial Corp.                                769,808
                                                                        ----------------
                                                                              14,880,924
                                                                        ----------------
                        ELECTRIC: 1.8%
        45,300    @     AES Corp.                                                449,828
        20,700          Centerpoint Energy, Inc.                                 238,050
         9,500    @@    Chubu Electric Power Co., Inc.                           200,683
         2,800    @@    E.ON AG                                                  201,672
        22,050          Edison Intl.                                             563,818
           700    @@    Electrabel                                               224,411
        11,700    @@    Endesa SA                                                225,479
         9,100    L     Exelon Corp.                                             302,939
         8,925    L     Great Plains Energy, Inc.                                265,073
         5,500    @@    Public Power Corp.                                       131,155
         4,300          RWE AG                                                   202,463
        10,850    L     Southern Co.                                             316,278
        21,700   @@,L   TXU Corp.                                                879,066
                                                                        ----------------
                                                                               4,200,915
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND EQUIPMENT: 0.3%
        14,925   @,L    Artesyn Technologies, Inc.                               134,325
        24,000    @@    Hitachi Ltd.                                             165,184
        15,000    @@    Sharp Corp.                                              239,610
        59,000    @@    Toshiba Corp.                                            237,373
                                                                        ----------------
                                                                                 776,492
                                                                        ----------------
                        ELECTRONICS: 0.8%
        21,700   @,L    Arrow Electronics, Inc.                                  581,994
        13,150    @     Benchmark Electronics, Inc.                              382,665
        14,600    @     Itron, Inc.                                              334,924
         8,700          Parker Hannifin Corp.                                    517,302
         4,000    @@    Secom Co. Ltd.                                           169,729
                                                                        ----------------
                                                                               1,986,614
                                                                        ----------------
                        ENGINEERING AND CONSTRUCTION: 0.3%
        16,125   @,@@   ABB Ltd.                                        $         88,196
         3,800    @@    Bouygues                                                 127,232
         5,475          Granite Construction, Inc.                                99,809
        43,450   @,L    Shaw Group, Inc.                                         440,149
                                                                        ----------------
                                                                                 755,386
                                                                        ----------------
                        ENTERTAINMENT: 0.1%
         6,000          GTECH Holdings Corp.                                     277,860
                                                                        ----------------
                                                                                 277,860
                                                                        ----------------
                        FOOD: 0.6%
         1,000    @@    Groupe Danone                                             87,234
         3,700    @@    Metro AG                                                 175,562
        41,650          Sara Lee Corp.                                           957,533
         9,850          Supervalu, Inc.                                          301,509
                                                                        ----------------
                                                                               1,521,838
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 1.2%
        18,550          Georgia-Pacific Corp.                                    685,979
         6,950    L     International Paper Co.                                  310,665
        21,475    @     Louisiana-Pacific Corp.                                  507,884
        35,000    @@    OJI Paper Co. Ltd.                                       224,534
         3,900          Plum Creek Timber Co., Inc.                              127,062
         1,500          Rayonier, Inc.                                            66,675
         5,800    @@    Stora Enso OYJ                                            78,681
        14,400          Weyerhaeuser Co.                                         908,927
                                                                        ----------------
                                                                               2,910,407
                                                                        ----------------
                        GAS: 0.3%
        10,025    L     Oneok, Inc.                                              220,450
        15,500          Sempra Energy                                            533,665
                                                                        ----------------
                                                                                 754,115
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.3%
         5,500          Black & Decker Corp.                                     341,715
        12,000    @@    Makita Corp                                              179,920
         6,450    L     Stanley Works                                            293,991
                                                                        ----------------
                                                                                 815,626
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 2.7%
        13,550    L     Bausch & Lomb, Inc.                                      881,699
        15,500          Becton Dickinson & Co.                                   802,900
         6,650          CR Bard, Inc.                                            376,723
         2,700    @@    Fresenius Medical Care AG                                200,054
        41,000          Johnson & Johnson                                      2,283,699
        16,900          Medtronic, Inc.                                          823,368
        11,800    @     Zimmer Holdings, Inc.                                  1,040,760
                                                                        ----------------
                                                                               6,409,203
                                                                        ----------------
                        HEALTHCARE-SERVICES: 2.6%
        10,050          Aetna, Inc.                                              854,250
        11,175    @     Amerigroup Corp.                                         549,810
         9,100   @,L    Anthem, Inc.                                             814,996
        19,250    @     Humana, Inc.                                             325,325
         7,925          Oxford Health Plans, Inc.                                436,192
        16,900   @,L    Pacificare Health Systems                                653,354
        25,025    l     UnitedHealth Group, Inc.                               1,557,806
         8,600    @     WellPoint Health Networks                                963,286
                                                                        ----------------
                                                                               6,155,019
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        HOME FURNISHINGS: 0.5%
         7,000    @@    Electrolux AB                                   $        134,277
         4,875          Harman Intl. Industries, Inc.                            443,625
         7,100    @@    Sony Corp.                                               267,433
        14,200    @@    Yamaha Corp                                              232,947
                                                                        ----------------
                                                                               1,078,282
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 0.1%
         4,200          Blyth, Inc.                                              144,858
                                                                        ----------------
                                                                                 144,858
                                                                        ----------------
                        INSURANCE: 4.7%
        18,650    @@    ACE Ltd.                                                 788,522
        14,300    @@    Aegon NV                                                 172,415
        36,050          American Intl. Group, Inc.                             2,569,643
        10,300    @@    AXA                                                      226,820
        11,650          Chubb Corp.                                              794,297
         9,550          Cigna Corp.                                              657,136
         8,442          Fidelity National Financial, Inc.                        315,224
        15,675          First American Corp.                                     405,826
        14,800          Hartford Financial Services
                          Group, Inc.                                          1,017,352
        10,050          LandAmerica Financial
                          Group, Inc.                                            391,247
       137,900    @@    Legal & General Group PLC                                237,578
        13,150          Loews Corp.                                              788,474
        11,450          Progressive Corp.                                        976,685
        18,400    @@    Prudential PLC                                           158,333
        28,500          St. Paul Cos.                                          1,155,389
         2,230    @@    Swiss Reinsurance                                        144,850
         1,320   @,@@   Zurich Financial Services AG                             208,424
                                                                        ----------------
                                                                              11,008,215
                                                                        ----------------
                        INTERNET: 1.0%
        29,425    @     Autobytel, Inc.                                          267,179
         8,200   @,L    eBay, Inc.                                               753,990
        22,150   @,L    GoRemote Internet
                          Communications, Inc.                                    40,756
        14,825   @,L    Priceline.com, Inc.                                      399,237
        18,600   @,L    Symantec Corp.                                           814,309
         4,000    @@    Trend Micro, Inc.                                        177,427
                                                                        ----------------
                                                                               2,452,898
                                                                        ----------------
                        IRON/STEEL: 0.3%
         9,900    @@    JFE Holdings, Inc.                                       242,703
        10,500    @@    Thyssenkrupp AG                                          179,486
         7,300    L     United States Steel Corp.                                256,376
                                                                        ----------------
                                                                                 678,565
                                                                        ----------------
                        LEISURE TIME: 0.2%
         7,950    L     Carnival Corp.                                           373,650
        11,000    @@    Yamaha Motor Co. Ltd.                                    171,278
                                                                        ----------------
                                                                                 544,928
                                                                        ----------------
                        LODGING: 0.1%
         4,000    L     Starwood Hotels & Resorts
                          Worldwide, Inc.                                        179,400
                                                                        ----------------
                                                                                 179,400
                                                                        ----------------
                        MACHINERY-CONSTRUCTION & MINING: 0.1%
         7,625    @     Terex Corp.                                              260,241
                                                                        ----------------
                                                                                 260,241
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 0.3%
         7,250    L     Briggs & Stratton Corp.                         $        640,538
         3,100          Tecumseh Products Co.                                    127,689
                                                                        ----------------
                                                                                 768,227
                                                                        ----------------
                        MEDIA: 1.9%
        11,500          McGraw-Hill Cos., Inc.                                   880,555
        26,000    @@    Reed Elsevier PLC                                        252,729
        20,200    @@    Seven Network Ltd.                                        72,468
       125,400   @,L    Sirius Satellite Radio, Inc.                             386,232
        62,850   @,L    Time Warner, Inc.                                      1,104,903
        27,175   @,L    UnitedGlobalCom, Inc.                                    197,291
        22,200          Viacom, Inc.                                             792,984
         6,100   @,@@   Vivendi Universal SA                                     169,211
        28,400          Walt Disney Co.                                          723,916
                                                                        ----------------
                                                                               4,580,289
                                                                        ----------------
                        METAL FABRICATE/HARDWARE: 0.3%
         8,500          Quanex Corp.                                             413,950
        13,100          Worthington Industries                                   268,943
                                                                        ----------------
                                                                                 682,893
                                                                        ----------------
                        MINING: 0.5%
        12,050          Alcoa, Inc.                                              398,012
        26,600    @@    BHP Billiton Ltd.                                        232,176
         6,250    @     Phelps Dodge Corp.                                       484,437
                                                                        ----------------
                                                                               1,114,625
                                                                        ----------------
                        MISCELLANEOUS MANUFACTURING: 4.3%
        23,950          3M Co.                                                 2,155,740
       146,150          General Electric Co.                                   4,735,260
        11,200          Honeywell Intl., Inc.                                    410,256
         4,300          Illinois Tool Works, Inc.                                412,327
         5,100    @@    Siemens AG                                               367,020
        61,100    @@    Tyco Intl. Ltd.                                        2,024,854
                                                                        ----------------
                                                                              10,105,457
                                                                        ----------------
                        OFFICE PROPERTY: 0.1%
         6,500          Reckson Associates Realty Corp.                          178,490
           800          SL Green Realty Corp.                                     37,440
                                                                        ----------------
                                                                                 215,930
                                                                        ----------------
                        OFFICE/BUSINESS EQUIPMENT: 0.1%
        13,025    L     IKON Office Solutions, Inc.                              149,397
                                                                        ----------------
                                                                                 149,397
                                                                        ----------------
                        OIL AND GAS: 6.9%
        99,507    @@    BP PLC                                                   878,820
        19,450          Burlington Resources, Inc.                               703,701
        22,900          ChevronTexaco Corp.                                    2,155,119
        18,300          ConocoPhillips                                         1,396,107
        11,000          Devon Energy Corp.                                       726,000
       105,250          Exxon Mobil Corp.                                      4,674,152
        13,300    @     Giant Industries, Inc.                                   292,600
         7,150    @     Houston Exploration Co.                                  370,656
        17,550          Marathon Oil Corp.                                       664,092
         4,200    @@    Norsk Hydro ASA                                          272,971
        16,500          Occidental Petroleum Corp.                               798,765
         9,125          Pogo Producing Co.                                       450,775
        15,300    @@    Repsol YPF SA                                            335,065
        84,400    @@    Shell Transport & Trading Co. PLC                        619,125
         4,500    L     Sunoco, Inc.                                             286,290

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        OIL AND GAS (CONTINUED)
        17,300    @     Tesoro Petroleum Corp.                          $        477,480
         2,500    @@    Total SA                                                 476,622
         7,150    L     Valero Energy Corp.                                      527,384
                                                                        ----------------
                                                                              16,105,724
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.1%
        13,925   @,L    Owens-Illinois, Inc.                                     233,383
                                                                        ----------------
                                                                                 233,383
                                                                        ----------------
                        PHARMACEUTICALS: 3.5%
         2,700    @@    Altana AG                                                162,605
         7,800    @@    AstraZeneca PLC                                          349,955
         3,700    @@    Aventis SA                                               279,324
         6,400    @@    Eisai Co. Ltd.                                           184,173
        15,050          Eli Lilly & Co.                                        1,052,146
        12,000   @@,L   GlaxoSmithKline PLC                                      497,520
        30,700          Merck & Co., Inc.                                      1,458,250
       103,850          Pfizer, Inc.                                           3,559,977
         4,440    @@    Roche Holding AG                                         439,604
         8,800    @@    Sankyo Co. Ltd.                                          190,735
                                                                        ----------------
                                                                               8,174,289
                                                                        ----------------
                        PIPELINES: 0.1%
         6,900          National Fuel Gas Co.                                    172,500
                                                                        ----------------
                                                                                 172,500
                                                                        ----------------
                        REAL ESTATE: 0.2%
        23,000    @@    Cheung Kong Holdings Ltd.                                169,556
         6,875    L     LNR Property Corp.                                       372,968
                                                                        ----------------
                                                                                 542,524
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 2.1%
        10,700    @     Acadia Realty Trust                                      147,018
         2,000    @     Affordable Residential
                          Communities                                             33,200
         2,100          Alexandria Real Estate
                          Equities, Inc.                                         119,238
         3,000          Apartment Investment &
                          Management Co.                                          93,390
         4,132          Archstone-Smith Trust                                    121,192
         2,000          Avalonbay Communities, Inc.                              113,040
         2,700          Boston Properties, Inc.                                  135,216
         2,400          Camden Property Trust                                    109,920
         2,700          Carramerica Realty Corp.                                  81,621
         1,500          CBL & Associates Properties, Inc.                         82,500
         1,700    L     Centerpoint Properties Trust                             130,475
         9,600          Chelsea Property Group, Inc.                             626,111
         1,500          Colonial Properties Trust                                 57,795
         8,800          Corporate Office Properties
                          Trust Sbi MD                                           218,680
         4,300          Developers Diversified Realty Corp.                      152,091
        10,169    L     Equity Office Properties Trust                           276,597
         3,904          Equity Residential                                       116,066
           900          Essex Property Trust, Inc.                                61,515
         7,800    @     Felcor Lodging Trust, Inc.                                94,380
         6,100    L     General Growth Properties, Inc.                          180,377
         3,200          Hospitality Properties Trust                             135,360
        12,600    @     Host Marriott Corp.                                      155,736
         4,400          Istar Financial, Inc.                                    176,000
         2,300          Kimco Realty Corp.                                       104,650
         4,500          LaSalle Hotel Properties                                 109,800
         2,400          Mack-Cali Realty Corp.                                    99,312
         9,800    @     Meristar Hospitality Corp.                      $         67,032
         3,300          Newcastle Investment Corp.                                98,835
         1,700          Pennsylvania Real Estate
                          Investment Trust                                        58,225
         3,700          Prologis                                                 121,804
         1,600          PS Business Parks, Inc.                                   64,384
         2,250          Public Storage, Inc.                                     103,523
         2,400    L     Regency Centers Corp.                                    102,960
         3,200          Rouse Co.                                                152,000
         5,100    L     Simon Property Group, Inc.                               262,242
         7,700          United Dominion Realty
                          Trust, Inc.                                            152,306
                                                                        ----------------
                                                                               4,914,591
                                                                        ----------------
                        RETAIL: 5.8%
        18,050          Best Buy Co., Inc.                                       915,857
        52,600    @@    Dixons Group PLC                                         157,632
        11,000    @@    Enterprise Inns PLC                                      114,704
        11,300          Federated Department Stores                              554,830
        42,250    L     Gap, Inc.                                              1,024,562
        30,300          Home Depot, Inc.                                       1,066,559
        18,850          JC Penney Co., Inc. Holding Co.                          711,776
        31,000          Limited Brands                                           579,700
         9,850          Lowe's Cos., Inc.                                        517,618
        17,350          McDonald's Corp.                                         451,100
         9,900          Nordstrom, Inc.                                          421,839
        19,250    @     Office Depot, Inc.                                       344,768
         1,400    @@    Pinault-Printemps-Redoute                                143,844
        10,950          RadioShack Corp.                                         313,499
        29,200    @     Staples, Inc.                                            855,852
        21,550   @,L    Starbucks Corp.                                          936,994
        12,250    @     Target Corp.                                             520,258
        31,925   @,L    Toys R US, Inc.                                          508,565
        17,000    @@    UNY Co Ltd                                               217,651
        59,500          Wal-Mart Stores, Inc.                                  3,139,219
         7,750          Wendy's Intl., Inc.                                      270,010
                                                                        ----------------
                                                                              13,766,837
                                                                        ----------------
                        SAVINGS AND LOANS: 0.2%
         3,100    @     FirstFed Financial Corp.                                 128,960
        21,450          Flagstar Bancorp, Inc.                                   426,426
                                                                        ----------------
                                                                                 555,386
                                                                        ----------------
                        SEMICONDUCTORS: 1.9%
         4,450    @     Advanced Micro Devices, Inc.                              70,755
        90,375    @     Applied Micro Circuits Corp.                             480,795
         6,200    @@    ASML Holding NV                                          104,926
        51,300   @,L    Cirrus Logic, Inc.                                       308,313
        88,100          Intel Corp.                                            2,431,560
        46,350   @,L    LSI Logic Corp.                                          353,187
         6,000    @@    Sanken Electric Co. Ltd.                                  78,303
        22,900          Texas Instruments, Inc.                                  553,722
                                                                        ----------------
                                                                               4,381,561
                                                                        ----------------
                        SOFTWARE: 4.4%
        38,437    @     Activision, Inc.                                         611,148
         8,300          Autodesk, Inc.                                           355,323
         4,325   @,L    Avid Technology, Inc.                                    236,015
        36,100    @     BMC Software, Inc.                                       667,850
        26,100    @     Compuware Corp.                                          172,260
         3,325    @     Dun & Bradstreet Corp.                                   179,251
        12,700          First Data Corp.                                         565,404
        15,300    L     IMS Health, Inc.                                         358,632

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        SOFTWARE (CONTINUED)
       215,600          Microsoft Corp.                                 $      6,157,536
        71,300    @     Oracle Corp.                                             850,609
         1,300    @@    SAP AG                                                   216,685
                                                                        ----------------
                                                                              10,370,713
                                                                        ----------------
                        TELECOMMUNICATIONS: 5.1%
        26,750    @     Adaptec, Inc.                                            226,305
        19,750          Alltel Corp.                                             999,745
        70,500          Bellsouth Corp.                                        1,848,510
        92,200    @     Cisco Systems, Inc.                                    2,185,140
        18,800   @,@@   Deutsche Telekom AG                                      330,515
        86,200          Motorola, Inc.                                         1,573,150
            53    @@    Nippon Telegraph & Telephone
                          Corp.                                                  283,178
        27,400    @@    Portugal Telecom SGPS SA                                 295,692
        10,650          Qualcomm, Inc.                                           777,237
        10,850    @     SafeNet, Inc.                                            300,328
        10,400          Scientific-Atlanta, Inc.                                 358,800
        26,275    @     Sycamore Networks, Inc.                                  111,143
        91,700    @@    Telecom Italia S.p.A.                                    285,053
        85,600    @     Telefonaktiebolaget LM Ericsson                          252,268
         6,600    @@    Telekom Austria AG                                       100,775
        42,850   @,L    Tellabs, Inc.                                            374,509
        41,500          Verizon Communications, Inc.                           1,501,885
        42,100   @,L    Zhone Technologies, Inc.                                 164,190
                                                                        ----------------
                                                                              11,968,423
                                                                        ----------------
                        TOYS/GAMES/HOBBIES: 0.1%
        11,900          Hasbro, Inc.                                             226,100
                                                                        ----------------
                                                                                 226,100
                                                                        ----------------
                        TRANSPORTATION: 1.5%
         6,850    L     CH Robinson Worldwide, Inc.                              314,004
            42    @@    East Japan Railway Co.                                   235,568
        14,300          FedEx Corp                                             1,168,166
        27,000    @@    Mitsui OSK Lines Ltd                                     142,034
         6,900    @@    TPG NV                                                   157,656
        15,500    L     United Parcel Service, Inc.                            1,165,135
         8,700   @,L    Yellow Roadway Corp.                                     346,782
                                                                        ----------------
                                                                               3,529,345
                                                                        ----------------
                        Total Common Stock
                          (Cost $176,786,170)                                202,297,173
                                                                        ----------------
PREFERRED STOCK: 0.1%

                        BANKS: 0.1%
            12   XX,#   DG Funding Trust                                         129,000
                                                                        ----------------
                        Total Preferred Stock
                          (Cost $130,511)                                        129,000
                                                                        ----------------

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
CORPORATE BONDS: 2.1%

                        AUTO MANUFACTURERS: 0.0%
$       21,000    L     Ford Motor Co., 6.625%,
                          due 10/01/28                                  $         18,442
        11,000    L     General Motors Corp.,
                          8.375%, due 07/15/33                                    11,676
                                                                        ----------------
                                                                                  30,118
                                                                        ----------------
                        BANKS: 0.6%
$       20,000    @@    Australia & New Zealand
                          Banking Group Ltd.,
                          1.494%, due 10/29/49                          $         17,034
        39,000   #,@@   Banco Bradesco
                          SA/Cayman Islands, 8.750%,
                          due 10/24/13                                            39,293
        94,000    @@    Banco Santander Santiago
                          Chile SA, 7.375%, due 07/18/12                         103,607
        30,000    @@    Bank of Ireland, 1.800%,
                          due 12/29/49                                            25,316
        65,000    #     Bank of New York Institutional
                          Capital Trust A, 7.780%,
                          due 12/01/26                                            69,617
        52,000          BankAmerica Capital II, 8.000%,
                          due 12/15/26                                            57,092
         7,000    #     BankAmerica Institutional
                          Capital B, 7.700%,
                          due 12/31/26                                             7,502
        13,000          Barnett Capital I, 8.060%,
                          due 12/01/26                                            14,250
         9,000          Barnett Capital II, 7.950%,
                          due 12/01/26                                             9,895
        90,000          Citibank NA/New York State,
                          1.800%, due 11/29/49                                    71,076
        35,000   @@,L   Danske Bank A/S, 5.914%,
                          due 12/29/49                                            35,542
       112,000    #     Dresdner Funding Trust I, 8.151%,
                          due 06/30/31                                           125,121
         6,000          FBS Capital I, 8.090%,
                          due 11/15/26                                             6,632
        29,000          First Union Institutional Capital II,
                          7.850%, due 01/01/27                                    31,189
        43,000   @@,L   HBOS Capital Funding LP, 6.071%,
                          due 06/30/49                                            43,252
        15,000    @@    Hongkong & Shanghai
                          Banking Corp. Ltd., 1.313%,
                          due 07/29/49                                            12,740
        80,000    @@    HSBC Bank PLC, 1.975%,
                          due 06/29/49                                            67,724
        60,000    @@    HSBC Bank PLC, 2.125%,
                          due 06/29/49                                            50,850
        65,000    @@    Industrial Bank Of Korea, 4.000%,
                          due 05/19/14                                            60,883
        60,000    @@    Lloyds TSB Bank PLC, 1.270%,
                          due 08/29/49                                            51,685
        50,000    @@    Lloyds TSB Bank PLC, 2.188%,
                          due 06/29/49                                            43,683
        60,000          M&T Bank Corp., 3.850%,
                          due 04/01/13                                            58,904
        10,000          Mellon Capital I, 7.720%,
                          due 12/01/26                                            10,844
        20,000          National Westminster Bank PLC,
                          1.375%, due 08/29/49                                    17,261
        60,000    @@    National Westminster Bank PLC,
                          1.438%, due 11/29/49                                    50,745
        31,000    @@    Northern Rock PLC, 5.600%,
                          due 04/30/49                                            30,176
        63,000    #     Rabobank Capital Funding II,
                          5.260%, due 12/29/49                                    61,076
        30,000    @@    Royal Bank of Canada, 1.750%,
                          due 06/29/85                                            25,788

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$       10,000    @@    Royal Bank of Scotland
                          Group PLC, 2.063%,
                          due 12/29/49                                  $          8,630
        10,000    @@    Societe Generale, 1.688%,
                          due 11/29/49                                             8,362
        40,000    @@    Standard Chartered PLC, 1.315%,
                          due 01/29/49                                            31,367
        30,000    @@    Standard Chartered PLC, 1.375%,
                          due 07/29/49                                            23,530
        80,000    @@    Standard Chartered PLC, 2.070%,
                          due 12/29/49                                            63,000
        30,000    @@    Westpac Banking Corp., 1.338%,
                          due 09/29/49                                            25,334
        92,000    L    Westpac Capital Trust IV, 5.256%,
                          due 12/29/49                                            84,934
                                                                        ----------------
                                                                               1,443,934
                                                                        ----------------
                        BEVERAGES: 0.0%
        21,000    @@    Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                                    20,741
        70,000    #     Miller Brewing Co., 4.250%,
                          due 08/15/08                                            69,724
                                                                        ----------------
                                                                                  90,465
                                                                        ----------------
                        CHEMICALS: 0.0%
        20,000          Dow Chemical Co., 5.750%,
                          due 11/15/09                                            20,895
        16,000    @@    Sociedad Quimica y Minera
                          de Chile SA, 7.700%,
                          due 09/15/06                                            17,129
                                                                        ----------------
                                                                                  38,024
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 0.4%
        54,000    @@    Arcel Finance Ltd., 7.048%,
                          due 09/01/11                                            53,730
        58,000    L     Boeing Capital Corp., 7.375%,
                          due 09/27/10                                            65,666
        90,000   #,@@   Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                            87,525
        28,000          Citicorp Capital I, 7.933%,
                          due 02/15/27                                            30,640
        10,000          Citigroup Capital II, 7.750%,
                          due 12/01/36                                            10,780
       136,000     #    Corestates Capital Trust I, 8.000%,
                          due 12/15/26                                           148,994
        19,000     #    Farmers Exchange Capital, 7.050%,
                          due 07/15/28                                            18,287
        65,000     #    Farmers Exchange Capital, 7.200%,
                          due 07/15/48                                            63,019
        20,000          Financiere CSFB NV, 1.250%,
                          due 03/29/49                                            16,025
        35,000    L     Ford Motor Credit Co., 7.000%,
                          due 10/01/13                                            35,391
        34,000    L     General Motors Acceptance Corp.,
                          6.875%, due 08/28/12                                    34,640
        47,000          General Motors Acceptance Corp.,
                          7.750%, due 01/19/10                                    51,080
        25,000          General Motors Acceptance Corp.,
                          8.000%, due 11/01/31                                    25,687
        10,000    L     JPM Capital Trust I, 7.540%,
                          due 01/15/27                                            10,620
$      103,000    #     Mangrove Bay
                          Pass-Through Trust, 6.102%,
                          due 07/15/33                                  $        101,951
        50,000   #,@@   PF Export Receivables
                          Master Trust, 3.748%,
                          due 06/01/13                                            47,692
        68,262   #,@@   PF Export Receivables
                          Master Trust, 6.436%,
                          due 06/01/15                                            67,356
                                                                        ----------------
                                                                                 869,083
                                                                        ----------------
                        ELECTRIC: 0.2%
        18,000          Consumers Energy Co., 4.250%,
                          due 04/15/08                                            17,854
        56,000    L     Consumers Energy Co., 4.800%,
                          due 02/17/09                                            56,103
        51,000          DTE Energy Co, 2.324%,
                          due 06/01/07                                            50,979
        76,000          FirstEnergy Corp., 7.375%,
                          due 11/15/31                                            79,451
        64,000          Ohio Edison Co., 4.000%,
                          due 05/01/08                                            62,657
        88,000          Ohio Power Co., 6.375%,
                          due 07/15/33                                            86,396
        13,096    #     Power Contract Financing LLC,
                          5.200%, due 02/01/06                                    13,181
       100,000    #     Power Contract Financing LLC,
                          6.256%, due 02/01/10                                   101,952
        16,595          PPL Montana LLC, 8.903%,
                          due 07/02/20                                            18,099
        22,000          Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                                    21,802
        69,000          TXU Australia Holdings
                          Partnership LP, 6.150%,
                          due 11/15/13                                            72,010
                                                                        ----------------
                                                                                 580,484
                                                                        ----------------
                        FOOD: 0.1%
        30,000          Kroger Co., 7.250%,
                          due 06/01/09                                            33,362
        57,000          Safeway, Inc., 4.800%,
                          due 07/16/07                                            58,305
        38,000          Supervalu, Inc., 7.875%,
                          due 08/01/09                                            42,966
        72,000          Tyson Foods, Inc., 7.250%,
                          due 10/01/06                                            77,588
                                                                        ----------------
                                                                                 212,221
                                                                        ----------------
                        INSURANCE: 0.1%
        69,000    #     Farmers Insurance Exchange,
                          8.625%, due 05/01/24                                    77,478
        47,000    #     Monumental Global Funding II,
                          3.850%, due 03/03/08                                    46,932
        33,000    #     Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                            36,557
                                                                        ----------------
                                                                                 160,967
                                                                        ----------------
                        MEDIA: 0.0%
        37,000          Comcast Cable Communications,
                          7.125%, due 06/15/13                                    40,511
        29,000    L     Time Warner, Inc., 6.875%,
                          due 05/01/12                                            31,385
                                                                        ----------------
                                                                                  71,896
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        MINING: 0.1%
$       58,000    @@    Alcan, Inc., 6.125%,
                          due 12/15/33                                  $         56,306
        46,000    @@    Corp Nacional del
                          Cobre de Chile, 5.500%,
                          due 10/15/13                                            45,775
        14,000    @@    Corp Nacional del
                          Cobre de Chile, 6.375%,
                          due 11/30/12                                            14,846
        53,000    @@    Vale Overseas Ltd., 8.625%,
                          due 03/08/07                                            56,975
                                                                        ----------------
                                                                                 173,902
                                                                        ----------------
                        MULTI-NATIONAL: 0.1%
        74,000    @@    Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                                    71,311
        71,000    @@    Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                                    76,463
                                                                        ----------------
                                                                                 147,774
                                                                        ----------------
                        OIL AND GAS: 0.1%
        58,000    @@    Empresa Nacional de Petroleo
                          ENAP, 4.875%, due 03/15/14                              54,113
       126,000    L     Pemex Project Funding
                          Master Trust, 2.820%,
                          due 06/15/10                                           126,882
        27,000    L     Pemex Project Funding
                          Master Trust, 7.375%,
                          due 12/15/14                                            27,675
        33,000          Valero Energy Corp., 6.125%,
                          due 04/15/07                                            34,990
        37,000          Valero Energy Corp., 8.750%,
                          due 06/15/30                                            46,297
                                                                        ----------------
                                                                                 289,957
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.0%
        26,000          Sealed Air Corp., 5.375%,
                          due 04/15/08                                            26,910
        72,000    #     Sealed Air Corp., 6.950%,
                          due 05/15/09                                            78,681
                                                                        ----------------
                                                                                 105,591
                                                                        ----------------
                        REAL ESTATE: 0.1%
        60,000          EOP Operating LP, 7.750%,
                          due 11/15/07                                            66,636
        20,000          Liberty Property-LP, 6.375%,
                          due 08/15/12                                            21,036
         5,000          Liberty Property-LP, 6.950%,
                          due 12/01/06                                             5,408
        48,000          Liberty Property-LP, 7.750%,
                          due 04/15/09                                            54,571
        70,000          Simon Property Group LP,
                          7.375%, due 01/20/06                                    74,724
                                                                        ----------------
                                                                                 222,375
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.0%
        53,000          Simon Property Group LP,
                          4.875%, due 03/18/10                                    52,525
         9,000          Simon Property Group LP,
                          6.375%, due 11/15/07                                     9,641
                                                                        ----------------
                                                                                  62,166
                                                                        ----------------
                        SAVINGS AND LOANS: 0.1%
$       49,000    L     Great Western Financial,
                          8.206%, due 02/01/27                          $         53,360
        72,000          Washington Mutual, Inc.,
                          4.375%, due 01/15/08                                    72,517
                                                                        ----------------
                                                                                 125,877
                                                                        ----------------
                        TELECOMMUNICATIONS: 0.1%
        30,000    @@    Brasil Telecom SA, 9.375%,
                          due 02/18/14                                            29,250
        54,000    @@    Cia de Telecomunicaciones
                          de Chile SA, 7.625%,
                          due 07/15/06                                            58,243
        79,000          Sprint Capital Corp., 4.780%,
                          due 08/17/06                                            80,568
        50,000          Sprint Capital Corp., 6.875%,
                          due 11/15/28                                            48,201
        25,000    L     Sprint Capital Corp., 8.750%,
                          due 03/15/32                                            29,216
        60,000          Verizon Florida, Inc., 6.125%,
                          due 01/15/13                                            61,775
        39,000          Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                            36,480
                                                                        ----------------
                                                                                 343,733
                                                                        ----------------
                        Total Corporate Bonds
                          (Cost $4,978,873)                                    4,968,567
                                                                        ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.9%

                        FEDERAL HOME LOAN BANK: 0.2%
       355,000    L     2.500%, due 12/15/05                                     354,532
                                                                        ----------------
                                                                                 354,532
                                                                        ----------------
                        FEDERAL HOME LOAN
                          MORTGAGE CORPORATION: 1.0%
       475,000          2.700%, due 03/16/07                                     467,254
       239,000          2.750%, due 02/09/07                                     235,804
       406,000          4.500%, due 10/15/12                                     408,522
       180,000          5.500%, due 07/15/34                                     179,213
       165,000          6.000%, due 01/15/28                                     171,732
        34,096          6.000%, due 06/01/28                                      35,006
       193,607          6.000%, due 01/15/29                                     195,511
       681,000          6.500%, due 07/15/34                                     709,729
                                                                        ----------------
                                                                               2,402,771
                                                                        ----------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION: 2.6%
       230,000    L     3.500%, due 01/28/08                                     226,926
       310,000          4.500%, due 07/01/17                                     302,928
       236,000    L     4.625%, due 10/15/13                                     227,671
       610,000          5.000%, due 07/01/18                                     610,762
        45,000          5.000%, due 08/15/19                                      44,902
     1,663,000          5.000%, due 07/15/34                                   1,606,354
       235,000          5.250%, due 08/01/12                                     235,211
       172,710          5.500%, due 02/01/18                                     177,108
        16,860          5.500%, due 07/15/19                                      17,245
        88,000          5.500%, due 08/15/19                                      89,677
       405,000          5.500%, due 07/15/34                                     403,101
       196,464          6.000%, due 10/01/08                                     205,688
       244,818          6.000%, due 08/01/16                                     255,535
       120,257          6.000%, due 04/25/31                                     121,875
       272,000          6.000%, due 08/01/33                                     276,590
        80,000          6.000%, due 07/15/34                                      81,675

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION (CONTINUED)
$      115,093          6.500%, due 04/01/27                            $        120,347
       203,314          6.500%, due 10/01/32                                     211,914
       210,000          6.500%, due 07/15/33                                     218,663
        95,000          6.625%, due 11/15/10                                     105,617
        21,934          7.000%, due 12/01/27                                      23,254
       371,386          7.000%, due 02/01/31                                     393,167
       105,000          7.000%, due 07/15/33                                     110,742
        75,643          7.500%, due 09/01/31                                      81,094
                                                                        ----------------
                                                                               6,148,046
                                                                        ----------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION: 0.1%
        65,213          6.500%, due 01/15/29                                      68,289
        61,874          6.500%, due 01/15/32                                      64,746
        19,908          7.000%, due 04/15/26                                      21,235
        18,239          7.000%, due 04/15/26                                      19,455
         2,315          7.000%, due 01/15/28                                       2,465
        83,829          7.000%, due 02/15/28                                      89,243
        68,308          8.000%, due 07/15/24                                      75,391
                                                                        ----------------
                                                                                 340,824
                                                                        ----------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $9,237,254)                                    9,246,173
                                                                        ----------------

U.S. TREASURY OBLIGATIONS: 1.9%

                        U.S. TREASURY BONDS: 0.5%
       600,000     L    1.625%, due 01/31/05                                     599,837
       303,000          10.375%, due 11/15/12                                    370,086
       229,000     L    13.250%, due 05/15/14                                    324,375
                                                                        ----------------
                                                                               1,294,298
                                                                        ----------------
                        U.S. TREASURY NOTES: 1.4%
       271,000     L    2.500%, due 05/31/06                                     270,175
       243,000     L    3.125%, due 05/15/07                                     243,076
       428,000     L    4.000%, due 06/15/09                                     431,796
     1,045,000    W,L   4.750%, due 05/15/14                                   1,056,225
       263,000          5.290%, due 05/15/16                                     142,647
       622,000     L    5.375%, due 02/15/31                                     627,516
       400,000     L    6.250%, due 08/15/23                                     443,063
                                                                        ----------------
                                                                               3,214,498
                                                                        ----------------
                        Total U.S. Treasury
                          Obligations
                          (Cost $4,508,489)                                    4,508,796
                                                                        ----------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.4%

                        AUTOMOBILE ASSET-BACKED SECURITIES: 0.0%
       120,000          USAA Auto Owner Trust,
                          2.040%, due 02/16/10                                   117,516
                                                                        ----------------
                                                                                 117,516
                                                                        ----------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.5%
       350,000          CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                           343,876
        30,000          CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                                            34,330
       166,000          DLJ Commercial Mortgage Corp.,
                          6.240%, due 11/12/31                                   178,119
$      400,000          DLJ Commercial Mortgage Corp.,
                          7.300%, due 06/10/32                          $        448,211
        74,000          GE Capital Commercial
                          Mortgage Corp.,
                          5.994%, due 12/10/35                                    78,600
                                                                        ----------------
                                                                               1,083,136
                                                                        ----------------
                        CREDIT CARD ASSET-BACKED SECURITIES: 0.2%
        45,000          Bank One Issuance Trust, 4.540%,
                          due 09/15/10                                            45,421
        42,000          Capital One Master Trust, 4.900%,
                          due 03/15/10                                            43,560
       130,000          Chemical Master
                          Credit Card Trust 1, 7.090%,
                          due 02/15/09                                           139,778
       140,000          Citibank Credit Card
                          Issuance Trust, 5.650%,
                          due 06/16/08                                           146,810
                                                                        ----------------
                                                                                 375,569
                                                                        ----------------
                        OTHER ASSET-BACKED SECURITIES: 0.1%
       120,000          Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          2.734%, due 09/25/24                                   117,810
        70,000          Chase Funding Mortgage Loan
                          Asset-Backed Certificates,
                          4.045%, due 05/25/33                                    68,258
                                                                        ----------------
                                                                                 186,068
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED MORTGAGE: 0.5%
       168,197          Bank of America
                          Mortgage Securities, 4.413%,
                          due 03/25/33                                           168,449
       251,000          CS First Boston Mortgage
                          Securities Corp., 4.187%,
                          due 10/25/33                                           252,795
       206,000          GMAC Mortgage Corp Loan Trust,
                          5.500%, due 01/25/34                                   207,587
       434,390          MASTR Asset Securitization Trust,
                          5.500%, due 06/25/33                                   411,003
       198,244          Washington Mutual, 5.000%,
                          due 06/25/18                                           197,364
                                                                        ----------------
                                                                               1,237,198
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED
                          SUPPORT CMO: 0.0%
        53,249          Bank of America Mortgage
                          Securities, 5.500%,
                          due 11/25/33                                            52,662
                                                                        ----------------
                                                                                  52,662
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED PLANNED
                          AMORTIZATION CLASS: 0.1%
       155,000          Residential Funding
                          Securities Corp., 4.750%,
                          due 02/25/33                                           156,881
                                                                        ----------------
                                                                                 156,881
                                                                        ----------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $3,274,256)                                    3,209,030
                                                                        ----------------
                        Total Long-Term Investments
                          (Cost $198,915,552)                                224,358,739
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.3%

                        COMMERCIAL PAPER: 5.2%
$    1,300,000          Blue Ridge Asset Funding,
                          1.300%, due 07/15/04                          $      1,299,296
     1,400,000          Concord Minutemen Cap B,
                          1.210%, due 07/12/05                                 1,399,944
     2,300,000          Concord Minutemen Cap B,
                          1.160%, due 07/07/05                                 2,299,965
     2,300,000     S    Park Avenue Receivables Corp.,
                          1.100%, due 07/07/04                                 2,299,508
     1,750,000     S    Park Avenue Receivables Corp.,
                          1.230%, due 07/15/04                                 1,749,103
     2,300,000     S    Park Avenue Receivables Corp.,
                          1.380%, due 07/09/04                                 2,299,207
     1,000,000          St. Germain Holdings, 1.230%,
                          due 07/13/04                                           999,556
                                                                        ----------------
                        Total Commercial Paper
                          (Cost $12,346,969)                                  12,346,579
                                                                        ----------------
                        REPURCHASE AGREEMENT: 1.9%
     4,490,000     S    Goldman Sachs Repurchase Agreement
                          dated 06/30/04, 1.500%, due
                          07/01/04, $4,490,187 to be
                          received upon repurchase
                          (Collateralized by $4,395,000
                          Federal National Mortgage
                          Association, 5.500%, Market
                          Value plus accrued interest
                          $4,619,370, due 05/02/06)                            4,490,000
                                                                        ----------------
                        Total Repurchase Agreement
                          (Cost $4,490,000)                                    4,490,000
                                                                        ----------------
                        SECURITIES LENDING COLLATERAL(cc):
                          14.2%
    31,729,658          The Bank of New York
                          Institutional Cash Reserve
                          Fund, 1.250%                                        31,729,658
                                                                        ----------------
                        Total Securities
                          Lending Collateral
                          (Cost $31,729,658)                                  31,729,658
                                                                        ----------------
                        Total Short-Term Investments
                          (Cost $48,566,627)                                  48,566,237
                                                                        ----------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $247,482,179)*                    115.8%      $    272,924,976
                        OTHER ASSETS AND
                          LIABILITIES-NET                   (15.8)           (37,197,240)
                                                            -----       ----------------
                        NET ASSETS                          100.0%      $    235,727,736
                                                            =====       ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
##   Illiquid and restricted securities
W    When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
(cc) Securities purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $250,346,893. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                   $     25,128,948
                        Gross Unrealized Depreciation                         (2,550,865)
                                                                        ----------------
                        Net Unrealized Appreciation                     $     22,578,083
                                                                        ================

Information concerning open futures contracts at June 30, 2004 is shown below:

                         NO. OF        NOTIONAL       EXPIRATION     UNREALIZED
                       CONTRACTS     MARKET VALUE        DATE        GAIN/(LOSS)
                       ---------    --------------    ----------     -----------
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note            2        $    (421,094)      Sept-04      $    (448)
U.S. 5 Year
  Treasury Note            8             (869,500)      Sept-04         (6,540)
                                    -------------                    ---------
                                    $  (1,290,594)                   $  (6,988)
                                    =============                    =========
LONG CONTRACTS
U.S. Long Bond             4        $     425,500       Sept-04      $   8,886
DJ Euro Stoxx
  50 Index                13              445,549       Sept-04           (202)
FTSE 100 Index             3              243,245       Sept-04         (2,958)
Topix Index                3              327,315       Sept-04           (208)
                                    -------------                    ---------
                                    $   1,441,609                    $   5,518
                                    =============                    =========

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                               as of June 30, 2004 (Unaudited)

SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 65.8%

                        ADVERTISING: 0.0%
        11,700    @@    WPP Group PLC                                   $        118,821
                                                                        ----------------
                                                                                 118,821
                                                                        ----------------
                        AEROSPACE/DEFENSE: 1.1%
        21,700          BAE Systems PLC                                           86,281
        24,400          Boeing Co.                                             1,246,596
         8,300          General Dynamics Corp.                                   824,190
         5,500          United Technologies Corp.                                503,140
                                                                        ----------------
                                                                               2,660,207
                                                                        ----------------
                        AGRICULTURE: 0.7%
        22,600          Altria Group, Inc.                                     1,131,130
         7,900    @@    British American Tobacco PLC                             122,421
         8,125    L     Bunge Ltd.                                               316,388
                                                                        ----------------
                                                                               1,569,939
                                                                        ----------------
                        AIRLINES: 0.1%
        17,175   @,L    ExpressJet Holdings, Inc.                                208,505
                                                                        ----------------
                                                                                 208,505
                                                                        ----------------
                        APPAREL: 0.8%
         7,400          Jones Apparel Group, Inc.                                292,152
        10,600          Nike, Inc.                                               802,950
         6,000    @@    Onward Kashiyama Co. Ltd.                                 96,229
        13,900          Reebok Intl. Ltd.                                        500,122
         5,850          VF Corp.                                                 284,895
                                                                        ----------------
                                                                               1,976,348
                                                                        ----------------
                        AUTO MANUFACTURERS: 0.8%
        63,750    L     Ford Motor Co.                                           997,687
         5,600    L     General Motors Corp.                                     260,904
        10,250          Paccar, Inc.                                             594,398
         1,700    @@    Peugeot SA                                                94,666
                                                                        ----------------
                                                                               1,947,655
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.2%
         6,000    @@    Bridgestone Corp.                                        112,725
        10,000    @@    Calsonic Kansei Corp.                                     71,301
        12,500          Cooper Tire & Rubber Co.                                 287,500
         6,675    @     Dura Automotive Systems, Inc.                             61,076
                                                                        ----------------
                                                                                 532,602
                                                                        ----------------
                        BANKS: 4.0%
         2,640    @@    Alpha Bank A.E.                                           67,130
        10,100    @@    Banco Bilbao Vizcaya
                          Argentaria SA                                          134,924
         1,300    @@    Banco Popular Espanol                                     73,420
        37,500          Bank of America Corp.                                  3,173,249
        12,100          Bank One Corp.                                           617,100
        15,000    @@    Chiba Bank Ltd.                                           91,830
       183,000   @@,L   CITIC Intl. Financial Holdings Ltd.                       66,867
         5,000    @@    Credit Agricole SA                                       121,665
         5,000    @@    DBS Group Holdings Ltd.                                   41,801
         4,700    @@    Fortis                                                   104,072
        14,675          Hibernia Corp.                                           356,603
        21,000    @@    HSBC Holdings PLC                                        312,285
        20,950    L     Keycorp                                                  626,195
            35    @@    Mizuho Financial Group, Inc.                             158,777
         5,515    @@    Royal Bank of Scotland Group PLC                         158,823
         3,700    @@    St. George Bank Ltd.                            $         56,755
        17,000    @@    The Sumitomo Trust &
                          Banking Co. Ltd.                                       121,056
         3,070    @@    UBS AG                                                   216,327
        20,400    @@    Unicredito Italiano S.p.A.                               100,768
        21,150          US Bancorp                                               582,894
         5,750    @@    W Holding Co., Inc.                                       98,728
        33,050          Wachovia Corp.                                         1,470,724
        18,700          Wells Fargo & Co.                                      1,070,200
                                                                        ----------------
                                                                               9,822,193
                                                                        ----------------
                        BEVERAGES: 1.4%
        47,250          Coca-Cola Co.                                          2,385,180
        18,400          PepsiCo, Inc.                                            991,392
                                                                        ----------------
                                                                               3,376,572
                                                                        ----------------
                        BIOTECHNOLOGY: 0.7%
        13,750    @     Amgen, Inc.                                              750,338
        22,475    @     Applera Corp. -
                          Celera Genomics Group                                  258,687
        18,950    @     InterMune, Inc.                                          292,209
         3,725   @,L    Invitrogen Corp.                                         268,163
                                                                        ----------------
                                                                               1,569,397
                                                                        ----------------
                        BUILDING MATERIALS: 0.5%
        16,300    @@    Boral Ltd.                                                73,351
           944    @@    Lafarge SA                                                84,186
        22,450          Masco Corp.                                              699,991
        15,125   @,L    USG Corp.                                                265,898
                                                                        ----------------
                                                                               1,123,426
                                                                        ----------------
                        CHEMICALS: 1.0%
         5,210   @,@@   Clariant AG                                               76,128
         9,950          Dow Chemical Co.                                         404,965
         1,400    @@    DSM NV                                                    68,694
         7,302          Engelhard Corp                                           235,928
        10,100          Georgia Gulf Corp.                                       362,186
        17,475   @,L    Hercules, Inc.                                           213,020
         9,700          PPG Industries, Inc.                                     606,153
         8,550          Sherwin-Williams Co.                                     355,253
                                                                        ----------------
                                                                               2,322,327
                                                                        ----------------
                        COMMERCIAL SERVICES: 1.1%
        37,650    @     Cendant Corp.                                            921,672
         3,900    @     Corporate Executive Board Co.                            225,381
         5,000    @@    Dai Nippon Printing Co. Ltd.                              79,870
         3,100    @@    Group 4 Falck A/S                                         79,666
        19,450          Paychex, Inc.                                            658,966
        10,900    @     Rent-A-Center, Inc.                                      326,237
         9,600   @,L    Robert Half Intl., Inc.                                  285,792
                                                                        ----------------
                                                                               2,577,584
                                                                        ----------------
                        COMPUTERS: 2.2%
         2,900   @,@@   Cap Gemini SA                                            116,398
        55,300    @     Dell, Inc.                                             1,980,846
        32,900          Hewlett-Packard Co.                                      694,190
        18,800          International Business
                          Machines Corp.                                       1,657,220
         7,200   @,L    PalmOne, Inc.                                            250,344
        23,900   @,@@   Team Partners Group                                      234,484
        16,000    @     Unisys Corp.                                             222,080
                                                                        ----------------
                                                                               5,155,562
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
                        COSMETICS/PERSONAL CARE: 1.8%
         5,150          Alberto-Culver Co.                              $        258,221
        29,350          Gillette Co.                                           1,244,440
        16,450          Kimberly-Clark Corp.                                   1,083,726
        28,700          Procter & Gamble Co.                                   1,562,428
         1,700    @@    Uni-Charm Corp.                                           84,755
                                                                        ----------------
                                                                               4,233,570
                                                                        ----------------
                        DISTRIBUTION/WHOLESALE: 0.2%
        20,000   @,@@   Itochu Corp.                                              89,814
         5,600          WW Grainger, Inc.                                        322,000
                                                                        ----------------
                                                                                 411,814
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 4.8%
         9,187   @, L   Affiliated Managers Group                                462,749
         1,200    @@    Aiful Corp.                                              125,262
        13,800          American Express Co.                                     709,044
        57,650          Citigroup, Inc.                                        2,680,724
        11,299          Countrywide Financial Corp.                              793,755
        12,000    @@    Daiwa Securities Group Inc.                               86,221
           800   @@,L   Deutsche Boerse AG                                        40,831
         5,525   @@,L   Doral Financial Corp.                                    190,613
        17,850   @,L    E*Trade Financial Corp.                                  199,028
        10,400          Fannie Mae                                               742,144
        13,750          Goldman Sachs Group, Inc.                              1,294,700
        22,300          JP Morgan Chase & Co.                                    864,571
        26,000          Merrill Lynch & Co., Inc.                              1,403,480
        28,900          Morgan Stanley                                         1,525,052
        42,425   @,L    Providian Financial Corp.                                622,375
                                                                        ----------------
                                                                              11,740,549
                                                                        ----------------
                        ELECTRIC: 1.3%
        36,350    @     AES Corp.                                                360,956
        15,950          Centerpoint Energy, Inc.                                 183,425
         4,600    @@    Chubu Electric Power Co., Inc.                            97,173
         1,500    @@    E.ON AG                                                  108,038
        17,800          Edison Intl.                                             455,146
           400    @@    Electrabel                                               128,235
         5,500    @@    Endesa SA                                                105,994
         8,000    L     Exelon Corp.                                             266,320
         6,825    L     Great Plains Energy, Inc.                                202,703
         2,900    @@    Public Power Corp.                                        69,154
         2,300    @@    RWE AG                                                   108,294
         8,600    L     Southern Co.                                             250,690
        17,600    L     TXU Corp.                                                712,976
                                                                        ----------------
                                                                               3,049,104
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND EQUIPMENT: 0.2%
        11,825    @     Artesyn Technologies, Inc.                               106,425
        12,000    @@    Hitachi Ltd.                                              82,592
         8,000    @@    Sharp Corp.                                              127,792
        29,000    @@    Toshiba Corp.                                            116,675
                                                                        ----------------
                                                                                 433,484
                                                                        ----------------
                        ELECTRONICS: 0.6%
        17,675   @,L    Arrow Electronics, Inc.                                  474,043
        10,350    @     Benchmark Electronics, Inc.                              301,185
        11,775   @,L    Itron, Inc.                                              270,119
         7,000          Parker Hannifin Corp.                                    416,220
         2,000    @@    Secom Co. Ltd.                                            84,865
                                                                        ----------------
                                                                               1,546,432
                                                                        ----------------
                        ENGINEERING AND CONSTRUCTION: 0.2%
         8,650   @,@@   ABB Ltd.                                        $         47,311
         2,000    @@    Bouygues                                                  66,964
         4,275          Granite Construction, Inc.                                77,933
        34,650   @,L    Shaw Group, Inc.                                         351,005
                                                                        ----------------
                                                                                 543,213
                                                                        ----------------
                        ENTERTAINMENT: 0.1%
         4,750          GTECH Holdings Corp.                                     219,973
                                                                        ----------------
                                                                                 219,973
                                                                        ----------------
                        FOOD: 0.5%
           600    @@    Groupe Danone                                             52,340
         2,000    @@    Metro AG                                                  94,899
        33,500          Sara Lee Corp.                                           770,165
         7,600          Supervalu, Inc.                                          232,636
                                                                        ----------------
                                                                               1,150,040
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 0.9%
        14,950          Georgia-Pacific Corp.                                    552,851
         5,150    L     International Paper Co.                                  230,205
        16,925    @     Louisiana-Pacific Corp.                                  400,276
        17,000    @@    OJI Paper Co. Ltd.                                       109,059
         3,900    L     Plum Creek Timber Co., Inc.                              127,062
         1,500          Rayonier, Inc.                                            66,675
         3,100    @@    Stora Enso OYJ                                            42,053
        11,650          Weyerhaeuser Co.                                         735,349
                                                                        ----------------
                                                                               2,263,530
                                                                        ----------------
                        GAS: 0.3%
         8,200    L     Oneok, Inc.                                              180,318
        14,150          Sempra Energy                                            487,185
                                                                        ----------------
                                                                                 667,503
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.3%
         4,400    L     Black & Decker Corp.                                     273,372
         6,000    @@    Makita Corp                                               89,960
         5,200    L     Stanley Works                                            237,016
                                                                        ----------------
                                                                                 600,348
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 2.1%
        10,750    L     Bausch & Lomb, Inc.                                      699,503
        12,450          Becton Dickinson & Co.                                   644,910
         6,250          CR Bard, Inc.                                            354,063
         1,300    @@    Fresenius Medical Care AG                                 96,322
        33,000          Johnson & Johnson                                      1,838,099
        13,400          Medtronic, Inc.                                          652,848
         9,500    @     Zimmer Holdings, Inc.                                    837,900
                                                                        ----------------
                                                                               5,123,645
                                                                        ----------------
                        HEALTHCARE-SERVICES: 2.1%
         7,550          Aetna, Inc.                                              641,750
         8,825    @     Amerigroup Corp.                                         434,190
         7,550   @,L    Anthem, Inc.                                             676,178
        14,025    @     Humana, Inc.                                             237,023
         6,200          Oxford Health Plans, Inc.                                341,248
        13,625   @,L    Pacificare Health Systems                                526,743
        20,713    L     UnitedHealth Group, Inc.                               1,289,383
         6,900    @     WellPoint Health Networks                                772,869
                                                                        ----------------
                                                                               4,919,384
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
                        HOME FURNISHINGS: 0.3%
         3,800    @@    Electrolux AB                                   $         72,893
         3,875          Harman Intl. Industries, Inc.                            352,626
         3,500    @@    Sony Corp.                                               131,833
         7,300    @@    Yamaha Corp                                              119,754
                                                                        ----------------
                                                                                 677,106
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 0.0%
         3,300          Blyth, Inc.                                              113,817
                                                                        ----------------
                                                                                 113,817
                                                                        ----------------
                        INSURANCE: 3.6%
        14,400    @@    ACE Ltd.                                                 608,832
         6,044    @@    Aegon NV                                                  72,872
        29,000          American Intl. Group, Inc.                             2,067,119
         5,300    @@    AXA                                                      116,713
         9,350          Chubb Corp.                                              637,483
         8,000          Cigna Corp.                                              550,480
         6,655          Fidelity National Financial, Inc.                        248,498
        12,425          First American Corp.                                     321,683
        11,900          Hartford Financial Services
                          Group, Inc.                                            818,006
         7,975          LandAmerica Financial
                          Group, Inc.                                            310,467
        70,400    @@    Legal & General Group PLC                                121,287
        10,600          Loews Corp.                                              635,576
         9,400          Progressive Corp.                                        801,820
         9,900    @@    Prudential PLC                                            85,190
        22,950    L     St. Paul Cos.                                            930,393
         1,200    @@    Swiss Reinsurance                                         77,946
           710   @,@@   Zurich Financial Services AG                             112,107
                                                                        ----------------
                                                                               8,516,472
                                                                        ----------------
                        INTERNET: 0.8%
        23,350    @     Autobytel, Inc.                                          212,018
         6,900   @,L    eBay, Inc.                                               634,455
        17,325   @,L    GoRemote Internet
                          Communications, Inc.                                    31,878
        12,025   @,L    Priceline.com, Inc.                                      323,833
        15,550   @,L    Symantec Corp.                                           680,779
         2,500    @@    Trend Micro, Inc.                                        110,892
                                                                        ----------------
                                                                               1,993,855
                                                                        ----------------
                        IRON/STEEL: 0.2%
         5,200    @@    JFE Holdings, Inc.                                       127,480
         5,400    @@    Thyssenkrupp AG                                           92,307
         5,850    L     United States Steel Corp.                                205,452
                                                                        ----------------
                                                                                 425,239
                                                                        ----------------
                        LEISURE TIME: 0.2%
         6,100    L     Carnival Corp.                                           286,700
         6,000    @@    Yamaha Motor Co. Ltd.                                     93,424
                                                                        ----------------
                                                                                 380,124
                                                                        ----------------
                        LODGING: 0.1%
         4,000    L     Starwood Hotels & Resorts
                          Worldwide, Inc.                                        179,400
                                                                        ----------------
                                                                                 179,400
                                                                        ----------------
                        MACHINERY-CONSTRUCTION AND MINING: 0.1%
         6,075    @     Terex Corp.                                              207,340
                                                                        ----------------
                                                                                 207,340
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 0.3%
         5,750    L     Briggs & Stratton Corp.                         $        508,013
         2,400          Tecumseh Products Co.                                     98,856
                                                                        ----------------
                                                                                 606,869
                                                                        ----------------
                        MEDIA: 1.5%
         8,750          McGraw-Hill Cos., Inc.                                   669,988
        12,300    @@    Reed Elsevier PLC                                        119,560
        10,800    @@    Seven Network Ltd.                                        38,745
       101,575   @,L    Sirius Satellite Radio, Inc.                             312,851
        50,600   @,L    Time Warner, Inc.                                        889,548
        22,150   @,L    UnitedGlobalCom, Inc.                                    160,809
        18,600          Viacom, Inc.                                             664,392
         3,300   @,@@   Vivendi Universal SA                                      91,541
        22,900          Walt Disney Co.                                          583,721
                                                                        ----------------
                                                                               3,531,155
                                                                        ----------------
                        METAL FABRICATE/HARDWARE: 0.2%
         6,875    L     Quanex Corp.                                             334,812
        10,250          Worthington Industries                                   210,433
                                                                        ----------------
                                                                                 545,245
                                                                        ----------------
                        MINING: 0.3%
         9,600          Alcoa, Inc.                                              317,088
        13,300    @@    BHP Billiton Ltd.                                        116,088
         4,950   @,L    Phelps Dodge Corp.                                       383,675
                                                                        ----------------
                                                                                 816,851
                                                                        ----------------
                        MISCELLANEOUS MANUFACTURING: 3.4%
        19,000    L     3M Co.                                                 1,710,190
       117,653          General Electric Co.                                   3,811,957
         9,600          Honeywell Intl., Inc.                                    351,648
         3,500          Illinois Tool Works, Inc.                                335,615
         2,500    @@    Siemens AG                                               179,912
        49,100    @@    Tyco Intl. Ltd.                                        1,627,174
                                                                        ----------------
                                                                               8,016,496
                                                                        ----------------
                        OFFICE PROPERTY: 0.1%
         6,700          Reckson Associates Realty Corp.                          183,982
           800          SL Green Realty Corp.                                     37,440
                                                                        ----------------
                                                                                 221,422
                                                                        ----------------
                        OFFICE/BUSINESS EQUIPMENT: 0.0%
        10,325          IKON Office Solutions, Inc.                              118,428
                                                                        ----------------
                                                                                 118,428
                                                                        ----------------
                        OIL AND GAS: 5.0%
        54,263    @@    BP PLC                                                   479,237
        15,700    L     Burlington Resources, Inc.                               568,026
        18,450          ChevronTexaco Corp.                                    1,736,330
        14,750          ConocoPhillips                                         1,125,278
         8,850          Devon Energy Corp.                                       584,100
        84,750          Exxon Mobil Corp.                                      3,763,747
        10,800    @     Giant Industries, Inc.                                   237,600
         5,675    @     Houston Exploration Co.                                  294,192
        14,150          Marathon Oil Corp.                                       535,436
         2,300    @@    Norsk Hydro ASA                                          149,484
        13,300          Occidental Petroleum Corp.                               643,853
         7,125          Pogo Producing Co.                                       351,975
         7,800    @@    Repsol YPF SA                                            170,817
        45,000    @@    Shell Transport & Trading Co. PLC                        330,102
         3,000    L     Sunoco, Inc.                                             190,860

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
                        OIL AND GAS (CONTINUED)
        13,800   @,L    Tesoro Petroleum Corp.                          $        380,880
         1,300    @@    Total SA                                                 247,843
         5,750    L     Valero Energy Corp.                                      424,120
                                                                        ----------------
                                                                              12,213,880
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.1%
        10,925   @,L    Owens-Illinois, Inc.                                     183,103
                                                                        ----------------
                                                                                 183,103
                                                                        ----------------
                        PHARMACEUTICALS: 2.5%
         1,400    @@    Altana AG                                                 84,314
         4,200    @@    AstraZeneca PLC                                          188,437
         1,900    @@    Aventis SA                                               143,437
         3,400    @@    Eisai Co. Ltd.                                            97,842
        12,100    L     Eli Lilly & Co.                                          845,911
         6,700   @@,L   GlaxoSmithKline PLC                                      277,782
        24,450          Merck & Co., Inc.                                      1,161,375
        84,850          Pfizer, Inc.                                           2,908,657
         2,290    @@    Roche Holding AG                                         226,733
         4,600    @@    Sankyo Co. Ltd.                                           99,702
                                                                        ----------------
                                                                               6,034,190
                                                                        ----------------
                        PIPELINES: 0.1%
         5,425          National Fuel Gas Co.                                    135,625
                                                                        ----------------
                                                                                 135,625
                                                                        ----------------
                        REAL ESTATE: 0.2%
        12,000    @@    Cheung Kong Holdings Ltd.                                 88,464
         5,450    L     LNR Property Corp.                                       295,662
                                                                        ----------------
                                                                                 384,126
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 2.0%
        10,100          Acadia Realty Trust                                      138,774
         2,000    @     Affordable Residential
                          Communities                                             33,200
         2,100          Alexandria Real Estate
                          Equities, Inc.                                         119,238
         3,000          Apartment Investment &
                          Management Co.                                          93,390
         4,140          Archstone-Smith Trust                                    121,426
         2,000          Avalonbay Communities, Inc.                              113,040
         2,700          Boston Properties, Inc.                                  135,216
         2,400          Camden Property Trust                                    109,920
         2,700          Carramerica Realty Corp.                                  81,621
         1,500          CBL & Associates Properties, Inc.                         82,500
         1,700    L     Centerpoint Properties Trust                             130,475
         7,600          Chelsea Property Group, Inc.                             495,673
         1,600    L     Colonial Properties Trust                                 61,648
         8,400          Corporate Office Properties
                          Trust Sbi MD                                           208,740
         4,300          Developers Diversified Realty Corp.                      152,091
        10,272          Equity Office Properties Trust                           279,398
         4,002          Equity Residential                                       118,979
           900          Essex Property Trust, Inc.                                61,515
         7,800    @     Felcor Lodging Trust, Inc.                                94,380
         6,200          General Growth Properties, Inc.                          183,334
         3,200          Hospitality Properties Trust                             135,360
        12,000   @,L    Host Marriott Corp.                                      148,320
         4,500          Istar Financial, Inc.                                    180,000
         2,350          Kimco Realty Corp.                                       106,925
         4,500          LaSalle Hotel Properties                                 109,800
         2,500          Mack-Cali Realty Corp.                                   103,450
         9,900    @     Meristar Hospitality Corp.                      $         67,716
         3,400          Newcastle Investment Corp.                               101,830
         1,800          Pennsylvania Real Estate
                          Investment Trust                                        61,650
         3,800          Prologis                                                 125,096
         1,600    L     PS Business Parks, Inc.                                   64,384
         2,100          Public Storage, Inc.                                      96,621
         2,500    L     Regency Centers Corp.                                    107,250
         3,200          Rouse Co.                                                152,000
         5,200    L     Simon Property Group, Inc.                               267,384
         7,400          United Dominion Realty Trust, Inc.                       146,372
                                                                        ----------------
                                                                               4,788,716
                                                                        ----------------
                        RETAIL: 4.5%
        14,550          Best Buy Co., Inc.                                       738,267
        28,100    @@    Dixons Group PLC                                          84,210
         5,900    @@    Enterprise Inns PLC                                       61,523
         9,300          Federated Department Stores                              456,630
        34,150    L     Gap, Inc.                                                828,137
        24,350          Home Depot, Inc.                                         857,119
        15,200          JC Penney Co., Inc. Holding Co.                          573,952
        25,000          Limited Brands                                           467,500
         8,350          Lowe's Cos., Inc.                                        438,793
        13,950          McDonald's Corp.                                         362,700
         7,950          Nordstrom, Inc.                                          338,750
        15,600    @     Office Depot, Inc.                                       279,396
           700    @@    Pinault-Printemps-Redoute                                 71,922
         8,250          RadioShack Corp.                                         236,198
        24,100   @,L    Staples, Inc.                                            706,371
        17,150   @,L    Starbucks Corp.                                          745,682
         9,250    @     Target Corp.                                             392,848
        25,350   @,L    Toys R US, Inc.                                          403,826
         9,000    @@    UNY Co Ltd                                               115,227
        47,900          Wal-Mart Stores, Inc.                                  2,527,203
         6,250          Wendy's Intl., Inc.                                      217,750
                                                                        ----------------
                                                                              10,904,004
                                                                        ----------------
                        SAVINGS AND LOANS: 0.2%
         2,350    @     FirstFed Financial Corp.                                  97,760
        17,000          Flagstar Bancorp, Inc.                                   337,960
                                                                        ----------------
                                                                                 435,720
                                                                        ----------------
                        SEMICONDUCTORS: 1.5%
         3,475   @,L    Advanced Micro Devices, Inc.                              55,253
        71,650    @     Applied Micro Circuits Corp.                             381,178
         3,300    @@    ASML Holding NV                                           55,848
        40,275   @,L    Cirrus Logic, Inc.                                       242,053
        71,900          Intel Corp.                                            1,984,439
        37,425   @,L    LSI Logic Corp.                                          285,179
         3,000    @@    Sanken Electric Co. Ltd.                                  39,151
        19,000          Texas Instruments, Inc.                                  459,420
                                                                        ----------------
                                                                               3,502,521
                                                                        ----------------
                        SOFTWARE: 3.5%
        30,675    @     Activision, Inc.                                         487,733
         6,450          Autodesk, Inc.                                           276,125
         3,375   @,L    Avid Technology, Inc.                                    184,174
        29,075    @     BMC Software, Inc.                                       537,888
        20,050   @,L    Compuware Corp.                                          132,330
         2,600    @     Dun & Bradstreet Corp.                                   140,166
         9,900          First Data Corp.                                         440,748
        13,800    L     IMS Health, Inc.                                         323,472
       173,550          Microsoft Corp.                                        4,956,587

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
                        SOFTWARE (CONTINUED)
        56,700    @     Oracle Corp.                                    $        676,430
           700    @@    SAP AG                                                   116,677
                                                                        ----------------
                                                                               8,272,330
                                                                        ----------------
                        TELECOMMUNICATIONS: 3.9%
        21,000   @,L    Adaptec, Inc.                                            177,660
        15,900          Alltel Corp.                                             804,858
        56,750          Bellsouth Corp.                                        1,487,984
        75,600    @     Cisco Systems, Inc.                                    1,791,719
         9,700   @,@@   Deutsche Telekom AG                                      170,532
        69,400          Motorola, Inc.                                         1,266,550
            28    @@    Nippon Telegraph & Telephone
                          Corp.                                                  149,604
        14,000    @@    Portugal Telecom SGPS SA                                 151,083
         8,850          Qualcomm, Inc.                                           645,873
         8,775    @     SafeNet, Inc.                                            242,892
         7,950    L     Scientific-Atlanta, Inc.                                 274,275
        20,850    @     Sycamore Networks, Inc.                                   88,196
        48,000    @@    Telecom Italia S.p.A.                                    149,210
        44,800    @     Telefonaktiebolaget LM Ericsson                          132,028
         3,500    @@    Telekom Austria AG                                        53,441
        34,250   @,L    Tellabs, Inc.                                            299,345
        33,450          Verizon Communications, Inc.                           1,210,556
        33,100   @,L    Zhone Technologies, Inc.                                 129,090
                                                                        ----------------
                                                                               9,224,896
                                                                        ----------------
                        TOYS/GAMES/HOBBIES: 0.1%
         9,400          Hasbro, Inc.                                             178,600
                                                                        ----------------
                                                                                 178,600
                                                                        ----------------
                        TRANSPORTATION: 1.1%
         5,600    L     CH Robinson Worldwide, Inc.                              256,704
            20    @@    East Japan Railway Co.                                   112,175
        11,500          FedEx Corp.                                              939,435
        14,000    @@    Mitsui OSK Lines Ltd.                                     73,647
         3,700    @@    TPG NV                                                    84,540
        12,550          United Parcel Service, Inc.                              943,384
         6,900   @,L    Yellow Roadway Corp.                                     275,034
                                                                        ----------------
                                                                               2,684,919
                                                                        ----------------
                        Total Common Stock
                          (Cost $137,031,802)                                157,156,176
                                                                        ----------------

PREFERRED STOCK: 0.1%

                        BANKS: 0.1%

            29   XX,#   DG Funding Trust                                         311,750
                                                                        ----------------
                        Total Preferred Stock
                          (Cost $315,328)                                        311,750
                                                                        ----------------

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
CORPORATE BONDS: 5.6%

                        AUTO MANUFACTURERS: 0.0%
$       49,000          Ford Motor Co., 6.625%,
                          due 10/01/28                                            43,030
        25,000    L     General Motors Corp., 8.375%,
                          due 07/15/33                                            26,537
                                                                        ----------------
                                                                                  69,567
                                                                        ----------------
                        BANKS: 1.7%
$       70,000    @@    Australia & New Zealand
                          Banking Group Ltd., 1.494%,
                          due 10/29/49                                  $         59,617
       114,000   #,@@   Banco Bradesco SA/Cayman
                          Islands, 8.750%,
                          due 10/24/13                                           114,855
       253,000    @@    Banco Santander
                          Santiago Chile SA, 7.375%,
                          due 07/18/12                                           278,857
        70,000    @@    Bank of Ireland, 1.800%,
                          due 12/29/49                                            59,071
       147,000    #     Bank of New York Institutional
                          Capital Trust A, 7.780%,
                          due 12/01/26                                           157,441
        98,000          BankAmerica Capital II, 8.000%,
                          due 12/15/26                                           107,597
        32,000    #     BankAmerica Institutional
                          Capital B, 7.700%,
                          due 12/31/26                                            34,294
        37,000          Barnett Capital I, 8.060%,
                          due 12/01/26                                            40,557
        39,000          Barnett Capital II, 7.950%,
                          due 12/01/26                                            42,878
       240,000          Citibank NA/New York State,
                          1.800%, due 11/29/49                                   189,536
       101,000   @@,L   Danske Bank A/S, 5.914%,
                          due 12/29/49                                           102,564
       306,000    #     Dresdner Funding Trust I,
                          8.151%, due 06/30/31                                   341,852
        13,000          FBS Capital I, 8.090%,
                          due 11/15/26                                            14,369
        68,000          First Union Institutional
                          Capital II, 7.850%,
                          due 01/01/27                                            73,133
       123,000   @@,L   HBOS Capital Funding LP,
                          6.071%, due 06/30/49                                   123,720
        30,000    @@    Hongkong & Shanghai
                          Banking Corp. Ltd., 1.313%,
                          due 07/29/49                                            25,479
       220,000    @@    HSBC Bank PLC, 1.975%,
                          due 06/29/49                                           186,242
       130,000    @@    HSBC Bank PLC, 2.125%,
                          due 06/29/49                                           110,175
       176,000    @@    Industrial Bank Of Korea,
                          4.000%, due 05/19/14                                   164,853
       160,000    @@    Lloyds TSB Bank PLC, 1.270%,
                          due 08/29/49                                           137,826
       140,000    @@    Lloyds TSB Bank PLC, 2.188%,
                          due 06/29/49                                           122,312
       168,000          M&T Bank Corp., 3.850%,
                          due 04/01/13                                           164,930
        30,000          Mellon Capital I, 7.720%,
                          due 12/01/26                                            32,533
        60,000    @@    National Westminster Bank PLC,
                          1.375%, due 08/29/49                                    51,784
       170,000    @@    National Westminster Bank PLC,
                          1.438%, due 11/29/49                                   143,779
        86,000    @@    Northern Rock PLC, 5.600%,
                          due 04/30/49                                            83,715
       145,000    #     Rabobank Capital Funding II,
                          5.260%, due 12/29/49                                   140,572
        70,000    @@    Royal Bank of Canada, 1.750%,
                          due 06/29/85                                            60,172

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$       30,000    @@    Royal Bank of Scotland Group
                          PLC, 2.063%, due 12/29/49                     $         25,891
        40,000    @@    Societe Generale, 1.688%,
                          due 11/29/49                                            33,446
       100,000    @@    Standard Chartered PLC,
                          1.315%, due 01/29/49                                    78,417
       100,000    @@    Standard Chartered PLC,
                          1.375%, due 07/29/49                                    78,433
       210,000    @@    Standard Chartered PLC,
                          2.070%, due 12/29/49                                   165,375
        80,000    @@    Westpac Banking Corp.,
                          1.338%, due 09/29/49                                    67,558
       251,000          Westpac Capital Trust IV,
                          5.256%, due 12/29/49                                   231,724
                                                                        ----------------
                                                                               3,845,557
                                                                        ----------------
                        BEVERAGES: 0.1%
        51,000   @@,L   Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                                    50,371
       189,000    #     Miller Brewing Co.,
                          4.250%, due 08/15/08                                   188,254
                                                                        ----------------
                                                                                 238,625
                                                                        ----------------
                        CHEMICALS: 0.0%
        46,000          Dow Chemical Co., 5.750%,
                          due 11/15/09                                            48,059
        43,000          Sociedad Quimica y Minera
                          de Chile SA, 7.700%,
                          due 09/15/06                                            46,034
                                                                        ----------------
                                                                                  94,093
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.1%
       146,000    @@    Arcel Finance Ltd., 7.048%,
                          due 09/01/11                                           145,270
       156,000    L     Boeing Capital Corp., 7.375%,
                          due 09/27/10                                           176,618
       248,000   #,@@   Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                           241,180
        47,000          Citicorp Capital I, 7.933%,
                          due 02/15/27                                            51,432
        23,000          Citigroup Capital II, 7.750%,
                          due 12/01/36                                            24,794
       322,000    #     Corestates Capital Trust I,
                          8.000%, due 12/15/26                                   352,765
        76,000    #     Farmers Exchange Capital,
                          7.050%, due 07/15/28                                    73,147
       199,000    #     Farmers Exchange Capital,
                          7.200%, due 07/15/48                                   192,934
        60,000    @@    Financiere CSFB NV, 1.250%,
                          due 03/29/49                                            48,074
        96,000          Ford Motor Credit Co.,
                          7.000%, due 10/01/13                                    97,072
        96,000    L     General Motors
                          Acceptance Corp., 6.875%,
                          due 08/28/12                                            97,808
       140,000          General Motors
                          Acceptance Corp., 7.750%,
                          due 01/19/10                                           152,152
        69,000          General Motors
                          Acceptance Corp., 8.000%,
                          due 11/01/31                                            70,895
$       28,000    L     JPM Capital Trust I, 7.540%,
                          due 01/15/27                                  $         29,737
       273,000    #     Mangrove Bay $
                          Pass-Through Trust, 6.102%,
                          due 07/15/33                                           270,221
       136,000   #,@@   PF Export Receivables
                          Master Trust, 3.748%,
                          due 06/01/13                                           129,723
       182,331   #,@@   PF Export Receivables
                          Master Trust, 6.436%,
                          due 06/01/15                                           179,912
                                                                        ----------------
                                                                               2,333,734
                                                                        ----------------
                        ELECTRIC: 0.6%
        48,000          Consumers Energy Co., 4.250%,
                          due 04/15/08                                            47,611
       150,000    L     Consumers Energy Co., 4.800%,
                          due 02/17/09                                           150,275
       149,000          DTE Energy Co, 2.324%,
                          due 06/01/07                                           148,938
       211,000          FirstEnergy Corp., 7.375%,
                          due 11/15/31                                           220,582
       152,000          Ohio Edison Co., 4.000%,
                          due 05/01/08                                           148,810
       239,000          Ohio Power Co., 6.375%,
                          due 07/15/33                                           234,644
        30,557   #,L    Power Contract Financing LLC,
                          5.200%, due 02/01/06                                    30,757
       236,000   #,L    Power Contract Financing LLC,
                          6.256%, due 02/01/10                                   240,603
        39,305          PPL Montana LLC, 8.903%,
                          due 07/02/20                                            42,867
        61,000          Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                                    60,452
       188,000    @@    TXU Australia Holdings
                          Partnership LP, 6.150%,
                          due 11/15/13                                           196,202
                                                                        ----------------
                                                                               1,521,741
                                                                        ----------------
                        FOOD: 0.2%
        86,000          Kroger Co., 7.250%,
                          due 06/01/09                                            95,637
       151,000          Safeway, Inc., 4.800%,
                          due 07/16/07                                           154,457
       102,000          Supervalu, Inc., 7.875%,
                          due 08/01/09                                           115,330
       195,000          Tyson Foods, Inc., 7.250%,
                          due 10/01/06                                           210,136
                                                                        ----------------
                                                                                 575,560
                                                                        ----------------
                        INSURANCE: 0.2%
       162,000    #     Farmers Insurance Exchange,
                          8.625%, due 05/01/24                                   181,907
       128,000    #     Monumental Global Funding II,
                          3.850%, due 03/03/08                                   127,814
        92,000    #     Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                           101,916
                                                                        ----------------
                                                                                 411,637
                                                                        ----------------
                        MEDIA: 0.1%
       100,000          Comcast Cable Communications,
                          7.125%, due 06/15/13                                   109,489

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        MEDIA (CONTINUED)
$       69,000    L     Time Warner, Inc., 6.875%,
                          due 05/01/12                                  $         74,674
                                                                        ----------------
                                                                                 184,163
                                                                        ----------------
                        MINING: 0.2%'
       171,000   @@,L   Alcan, Inc., 6.125%, due 12/15/33                        166,006
       104,000    @@    Corp Nacional del
                          Cobre de Chile, 5.500%,
                          due 10/15/13                                           103,490
        41,000    @@    Corp Nacional del
                          Cobre de Chile, 6.375%,
                          due 11/30/12                                            43,478
       142,000   @@,L   Vale Overseas Ltd., 8.625%,
                          due 03/08/07                                           152,650
                                                                        ----------------
                                                                                 465,624
                                                                        ----------------
                        MULTI-NATIONAL: 0.2%
       200,000    @@    Corp Andina de Fomento
                          CAF, 5.200%, due 05/21/13                              192,732
       188,000    @@    Corp Andina de Fomento
                          CAF, 6.875%, due 03/15/12                              202,465
                                                                        ----------------
                                                                                 395,197
                                                                        ----------------
                        OIL AND GAS: 0.3%
       157,000    @@    Empresa Nacional de Petroleo
                          ENAP, 4.875%, due 03/15/14                             146,478
       365,000    L     Pemex Project Funding
                          Master Trust, 2.820%,
                          due 06/15/10                                           367,556
        70,000          Pemex Project Funding
                          Master Trust, 7.375%,
                          due 12/15/14                                            71,750
        80,000          Valero Energy Corp., 6.125%,
                          due 04/15/07                                            84,824
        97,000          Valero Energy Corp., 8.750%,
                          due 06/15/30                                           121,373
                                                                        ----------------
                                                                                 791,981
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.1%
        72,000          Sealed Air Corp., 5.375%,
                          due 04/15/08                                            74,521
       189,000    #     Sealed Air Corp., 6.950%,
                          due 05/15/09                                           206,537
                                                                        ----------------
                                                                                 281,058
                                                                        ----------------
                        REAL ESTATE: 0.2%
       162,000          EOP Operating LP, 7.750%,
                          due 11/15/07                                           179,918
        43,000          Liberty Property-LP, 6.375%,
                          due 08/15/12                                            45,227
        12,000          Liberty Property-LP, 6.950%,
                          due 12/01/06                                            12,979
       127,000          Liberty Property-LP, 7.750%,
                          due 04/15/09                                           144,387
       185,000          Simon Property Group LP,
                          7.375%, due 01/20/06                                   197,483
                                                                        ----------------
                                                                                 579,994
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.1%
       122,000          Simon Property Group LP,
                          4.875%, due 03/18/10                                   120,907
        65,000          Simon Property Group LP,
                          6.375%, due 11/15/07                                    69,627
                                                                        ----------------
                                                                                 190,534
                                                                        ----------------
                        SAVINGS AND LOANS: 0.1%
$      145,000          Great Western Financial,
                          8.206%, due 02/01/27                          $        157,902
       191,000          Washington Mutual, Inc.,
                          4.375%, due 01/15/08                                   192,371
                                                                        ----------------
                                                                                 350,273
                                                                        ----------------
                        TELECOMMUNICATIONS: 0.4%
        90,000    @@    Brasil Telecom SA, 9.375%,
                          due 02/18/14                                            87,750
       147,000    @@    Cia de Telecomunicaciones
                          de Chile SA, 7.625%,
                          due 07/15/06                                           158,549
       232,000          Sprint Capital Corp., 4.780%,
                          due 08/17/06                                           236,609
       138,000          Sprint Capital Corp., 6.875%,
                          due 11/15/28                                           133,034
        74,000    L     Sprint Capital Corp., 8.750%,
                          due 03/15/32                                            86,478
       160,000          Verizon Florida, Inc., 6.125%,
                          due 01/15/13                                           164,734
       104,000          Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                            97,279
                                                                        ----------------
                                                                                 964,433
                                                                        ----------------
                        TRANSPORTATION: 0.0%
       100,000    @@    MISC Capital Ltd, 5.000%,
                          due 07/01/09                                           100,266
                                                                        ----------------
                                                                                 100,266
                                                                        ----------------
                        Total Corporate Bonds
                          (Cost $13,429,166)                                  13,394,037
                                                                        ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.1%

                        FEDERAL HOME LOAN BANK: 0.4%
       995,000    L     2.500%, due 12/15/05                                     993,689
                                                                        ----------------
                                                                                 993,689
                                                                        ----------------
                        FEDERAL HOME LOAN
                          MORTGAGE CORPORATION: 2.9%
     1,355,000          2.700%, due 03/16/07                                   1,332,904
       645,000          2.750%, due 02/09/07                                     636,376
       961,000          4.500%, due 10/15/12                                     966,969
       274,436          4.500%, due 04/01/14                                     269,321
        91,000          5.500%, due 07/17/18                                      92,991
       335,000          5.500%, due 07/15/34                                     333,534
       384,000          6.000%, due 01/15/28                                     399,666
       442,531          6.000%, due 01/15/29                                     446,882
       276,765          6.000%, due 02/01/29                                     284,152
       200,000          6.000%, due 07/15/33                                     204,250
     1,511,000          6.500%, due 07/15/34                                   1,574,747
       390,919          7.000%, due 11/01/31                                     413,502
                                                                        ----------------
                                                                               6,955,294
                                                                        ----------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION: 7.4%
       615,000    L     3.500%, due 01/28/08                                     606,781
       760,000          4.500%, due 07/01/17                                     742,663
       690,000    L     4.625%, due 10/15/13                                     665,648
     1,680,000          5.000%, due 07/01/18                                   1,682,099
       630,000          5.000%, due 08/15/19                                     628,622
     4,754,000          5.000%, due 07/15/34                                   4,592,068
       660,000          5.250%, due 08/01/12                                     660,593

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION (CONTINUED)
$      408,223          5.500%, due 02/01/18                            $        418,618
       250,000          5.500%, due 08/15/19                                     254,766
     1,249,000          5.500%, due 07/15/34                                   1,243,144
         7,835          6.000%, due 03/01/17                                       8,175
       207,257          6.000%, due 10/01/18                                     216,251
       668,704          6.000%, due 12/01/18                                     697,977
       269,668          6.000%, due 04/25/31                                     273,295
       868,000          6.000%, due 08/01/33                                     882,648
       570,000          6.000%, due 07/15/34                                     581,935
       186,219          6.500%, due 02/01/28                                     194,470
       481,283          6.500%, due 09/01/32                                     501,642
       560,000          6.500%, due 07/15/33                                     583,100
       285,000          6.625%, due 11/15/10                                     316,850
       247,133          7.000%, due 02/01/31                                     261,627
       175,144          7.000%, due 06/01/31                                     185,417
       430,000          7.000%, due 07/15/33                                     453,516
       718,000          7.000%, due 08/15/34                                     755,695
       162,923          7.500%, due 09/01/31                                     174,664
                                                                        ----------------
                                                                              17,582,264
                                                                        ----------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION: 0.4%
        82,145          6.500%, due 01/15/29                                      86,019
       235,710          6.500%, due 01/15/32                                     246,650
        14,174          7.000%, due 12/15/27                                      15,106
        23,760          7.000%, due 01/15/28                                      25,295
        22,855          7.000%, due 01/15/28                                      24,331
        65,668          7.000%, due 02/15/28                                      69,909
        79,937          7.000%, due 02/15/28                                      85,099
        24,892          7.000%, due 02/15/28                                      26,500
       168,098          7.500%, due 12/15/23                                     182,339
        81,969          8.000%, due 07/15/24                                      90,469
                                                                        ----------------
                                                                                 851,717
                                                                        ----------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $26,348,658)                                  26,382,964
                                                                        ----------------
U.S. TREASURY OBLIGATIONS: 5.7%

                        U.S. TREASURY BONDS: 2.2%
     3,300,000    L     1.625%, due 01/31/05                                   3,299,099
       808,000    L     10.375%, due 11/15/12                                    986,897
       618,000    L     13.250%, due 05/15/14                                    875,388
                                                                        ----------------
                                                                               5,161,384
                                                                        ----------------
                        U.S. TREASURY NOTES: 3.5%
       879,000    L     2.500%, due 05/31/06                                     876,323
       627,000    L     3.125%, due 05/15/07                                     627,196
       299,000    L     4.000%, due 06/15/09                                     301,652
       717,000    L     4.000%, due 02/15/14                                     683,559
     2,455,000   W,L    4.750%, due 05/15/14                                   2,481,373
       741,000          5.290%, due 05/15/16                                     401,907
     1,653,000    L     5.375%, due 02/15/31                                   1,667,658
     1,290,000    L     6.250%, due 08/15/23                                   1,428,878
                                                                        ----------------
                                                                               8,468,546
                                                                        ----------------
                        Total U.S. Treasury
                          Obligations
                          (Cost $13,618,311)                                  13,629,930
                                                                        ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%

                        AUTOMOBILE ASSET-BACKED SECURITIES: 0.2%
$      185,000          Household Automotive Trust,
                          2.310%, due 04/17/08                          $        183,391
       270,000          USAA Auto Owner Trust,
                          2.040%, due 02/16/10                                   264,412
                                                                        ----------------
                                                                                 447,803
                                                                        ----------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.2%
       795,000          CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                           781,091
        68,000          CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                                            77,814
       380,000          DLJ Commercial Mortgage
                          Corp., 6.240%, due 11/12/31                            407,742
       905,000          DLJ Commercial Mortgage
                          Corp., 7.300%, due 06/10/32                          1,014,079
       170,000          GE Capital Commercial Mortgage
                          Corp., 5.994%, due 12/10/35                            180,567
       244,000          LB-UBS Commercial Mortgage
                          Trust, 6.226%, due 03/15/26                            262,029
       232,000          LB-UBS Commercial Mortgage
                          Trust, 7.370%, due 08/15/26                            262,254
                                                                        ----------------
                                                                               2,985,576
                                                                        ----------------
                        CREDIT CARD ASSET-BACKED SECURITIES: 0.5%
        95,000          Bank One Issuance Trust, 4.540%,
                          due 09/15/10                                            95,889
        95,000          Capital One Master Trust, 4.900%,
                          due 03/15/10                                            98,529
       640,000          Chemical Master Credit Card
                          Trust 1, 7.090%, due 02/15/09                          688,139
       325,000          Citibank Credit Card
                          Issuance Trust, 5.650%,
                          due 06/16/08                                           340,808
                                                                        ----------------
                                                                               1,223,365
                                                                        ----------------
                        OTHER ASSET-BACKED SECURITIES: 0.0%
        41,000          Chase Funding Mortgage Loan
                          Asset-Backed Certificates,
                          2.734%, due 09/25/24                                    40,252
        24,000          Chase Funding Mortgage Loan
                          Asset-Backed Certificates,
                          4.045%, due 05/25/33                                    23,403
                                                                        ----------------
                                                                                  63,655
                                                                        ----------------
                        WHOLE LOAN COLLATERALLIZED MORTGAGE: 1.4%
       504,591            Bank of America Mortgage
                          Securities, 4.413%,
                          due 03/25/33                                           505,346
       571,000          CS First Boston Mortgage
                          Securities Corp., 4.187%,
                          due 10/25/33                                           575,084
       469,000          GMAC Mortgage Corp
                          Loan Trust, 5.500%,
                          due 01/25/34                                           472,614
        74,707          GSR Mortgage Loan Trust,
                          6.500%, due 01/25/34                                    77,637
     1,269,953          MASTR Asset Securitization
                          Trust, 5.500%, due 06/25/33                          1,201,576

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO                   as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------
                        WHOLE LOAN COLLATERALLIZED
                          MORTGAGE (CONTINUED)
$      601,341          Washington Mutual, 5.000%,
                          due 06/25/18                                  $        598,670
                                                                        ----------------
                                                                               3,430,927
                                                                        ----------------
                        WHOLE LOAN COLLATERAL SUPPORT CMO 0.1%
       132,671          Bank of America
                          Mortgage Securities, 5.500%,
                          due 11/25/33                                           131,208
                                                                        ----------------
                                                                                 131,208
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED PLANNED
                          AMORTIZATION CLASS: 0.2%
       354,000          Residential Funding
                          Securities Corp., 4.750%,
                          due 02/25/33                                           358,295
                                                                        ----------------
                                                                                 358,295
                                                                        ----------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $8,780,431)                                    8,640,829
                                                                        ----------------
                        Total Long-Term Investments
                          (Cost $199,523,696)                                219,515,686
                                                                        ----------------

SHORT-TERM INVESTMENTS: 32.1%

                        COMMERCIAL PAPER: 11.6%
     1,332,000    S     Barton Capital Corp., 1.200%,
                          due 07/07/04                                         1,331,689
     2,300,000          Blue Ridge Asset Funding,
                          1.300%, due 07/15/04                                 2,298,754
     2,300,000          Concord Minutemen Cap B,
                          1.160%, due 07/07/05                                 2,299,966
     1,800,000          Concord Minutemen Cap B,
                          1.210%, due 07/12/05                                 1,799,928
     2,300,000    S     Park Avenue Receivables Corp.,
                          1.100%, due 07/07/04                                 2,299,508
     1,754,000    S     Park Avenue Receivables Corp.,
                          1.230%, due 07/15/04                                 1,753,101
     4,500,000    S     Park Avenue Receivables Corp.,
                          1.380%, due 07/09/04                                 4,498,447
     2,400,000          Preferred Receivable Funding
                          Corp., 1.300%, due 07/22/04                          2,398,093
     2,300,000    S     St. Germain Holdings Ltd.,
                          1.070%, due 07/01/04                                 2,299,932
     2,300,000    S     St. Germain Holdings Ltd.,
                          1.230%, due 07/06/04                                 2,299,529
     2,300,000    S     St. Germain Holdings Ltd.,
                          1.300%, due 07/16/04                                 2,298,671
     2,000,000    S     Yorktown Capital LLC, 1.200%,
                          due 07/06/04                                         1,999,600
                                                                        ----------------
                        Total Commercial Paper
                          (Cost $27,578,138)                                  27,577,218
                                                                        ----------------
                        REPURCHASE AGREEMENT: 3.0%
$    7,054,000    S     Goldman Sachs Repurchase
                          Agreement dated 06/30/04, 1.500%,
                          due 07/01/04, $7,054,294 to be
                          received upon repurchase
                          (Collateralized by $6,985,000
                          various U.S. Government
                          Agency Obligations, 4.750% -
                          5.500%, Market Value plus
                          accrued interest $7,339,181, due
                          05/02/06 - 01/02/07)                          $      7,054,000
                                                                        ----------------
                        Total Repurchase Agreement
                          (Cost $7,054,000)                                    7,054,000
                                                                        ----------------
                        SECURITIES LENDING COLLATERAL(cc): 17.5%
    41,857,544          The Bank of New York
                          Institutional Cash
                          Reserve Fund, 1.250%                                41,857,544
                                                                        ----------------
                        Total Securities Lending
                          Collateral
                          (Cost $41,857,544)                                  41,857,544
                                                                        ----------------
                        Total Short-Term Investments
                          (Cost $76,489,682)                                  76,488,762
                                                                        ----------------
                        TOTAL INVESTMENTS IN
                          SECURITIES
                          (COST $276,013,378)*              124.0%      $    296,004,448
                        OTHER ASSETS AND
                          LIABILITIES-NET                   (24.0)           (57,245,613)
                                                            -----       ----------------
                        NET ASSETS                          100.0%      $    238,758,835
                                                            =====       ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
##   Illiquid and restricted securities
W    When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
(cc) Securities purchased with cash collateral for securities loaned.

* Cost for federal income tax purposes is $278,861,621. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation        $ 19,422,984
              Gross Unrealized Depreciation          (2,280,157)
                                                   ------------
              Net Unrealized Appreciation          $ 17,142,827
                                                   ============

Information concerning open futures contracts at June 30, 2004 is shown below:

                   NO. OF       NOTIONAL     EXPIRATION   UNREALIZED
                  CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
                  ---------   ------------   ----------   -----------
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note      17       $ (3,579,297)   Sept-04     $    (3,945)
LONG CONTRACTS

U.S. Long Bond       10       $  1,063,750    Sept-04     $    22,216

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                                 as of June 30, 2004 (Unaudited)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK: 45.7%

                        AEROSPACE/DEFENSE: 0.8%
        10,600          Boeing Co.                                      $        541,554
         3,550          General Dynamics Corp.                                   352,515
         2,550          United Technologies Corp.                                233,274
                                                                        ----------------
                                                                               1,127,343
                                                                        ----------------
                        AGRICULTURE: 0.5%
         9,850          Altria Group, Inc.                                       492,993
         3,750    L     Bunge Ltd.                                               146,025
                                                                        ----------------
                                                                                 639,018
                                                                        ----------------
                        AIRLINES: 0.1%
         7,450    @     ExpressJet Holdings, Inc.                                 90,443
                                                                        ----------------
                                                                                  90,443
                                                                        ----------------
                        APPAREL: 0.6%
         3,200          Jones Apparel Group, Inc.                                126,336
         4,750          Nike, Inc.                                               359,813
         6,250          Reebok Intl. Ltd.                                        224,875
         2,500          VF Corp.                                                 121,750
                                                                        ----------------
                                                                                 832,774
                                                                        ----------------
                        AUTO MANUFACTURERS: 0.6%
        26,700    L     Ford Motor Co.                                           417,854
         2,550    L     General Motors Corp                                      118,805
         4,450    L     Paccar, Inc.                                             258,056
                                                                        ----------------
                                                                                 794,715
                                                                        ----------------
                        AUTO PARTS AND EQUIPMENT: 0.1%
         5,450          Cooper Tire & Rubber Co.                                 125,350
         2,575    @     Dura Automotive Systems, Inc.                             23,561
                                                                        ----------------
                                                                                 148,911
                                                                        ----------------
                        BANKS: 2.5%
        16,200          Bank of America Corp.                                  1,370,843
         5,250          Bank One Corp.                                           267,750
         6,450          Hibernia Corp.                                           156,735
         9,150          Keycorp                                                  273,494
         9,150          US Bancorp                                               252,174
         2,650    @@    W Holding Co., Inc.                                       45,501
        14,700          Wachovia Corp.                                           654,149
         7,900          Wells Fargo & Co.                                        452,117
                                                                        ----------------
                                                                               3,472,763
                                                                        ----------------
                        BEVERAGES: 1.0%
        20,550          Coca-Cola Co.                                          1,037,364
         8,050          PepsiCo, Inc.                                            433,734
                                                                        ----------------
                                                                               1,471,098
                                                                        ----------------
                        BIOTECHNOLOGY: 0.5%
         6,300    @     Amgen, Inc.                                              343,791
        10,000    @     Applera Corp. - Celera
                          Genomics Group                                         115,100
         8,550   @,L    InterMune, Inc.                                          131,841
         1,650   @,L    Invitrogen Corp.                                         118,784
                                                                        ----------------
                                                                                 709,516
                                                                        ----------------
                        BUILDING MATERIALS: 0.3%
         9,900          Masco Corp.                                     $        308,682
         6,550   @,L    USG Corp.                                                115,149
                                                                        ----------------
                                                                                 423,831
                                                                        ----------------
                        CHEMICALS: 0.7%
         4,350          Dow Chemical Co.                                         177,045
         3,144          Engelhard Corp                                           101,583
         4,425          Georgia Gulf Corp.                                       158,681
         7,925   @,L    Hercules, Inc.                                            96,606
         4,200          PPG Industries, Inc.                                     262,457
         3,700          Sherwin-Williams Co.                                     153,735
                                                                        ----------------
                                                                                 950,107
                                                                        ----------------
                        COMMERCIAL SERVICES: 0.7%
        16,150    L     Cendant Corp.                                            395,352
         1,800    @     Corporate Executive Board Co.                            104,022
         7,850          Paychex, Inc.                                            265,958
         4,925    @     Rent-A-Center, Inc.                                      147,405
         4,150    L     Robert Half Intl., Inc.                                  123,546
                                                                        ----------------
                                                                               1,036,283
                                                                        ----------------
                        COMPUTERS: 1.5%
        24,050   @,L    Dell, Inc.                                               861,471
        14,900          Hewlett-Packard Co.                                      314,390
         7,950          International Business
                          Machines Corp.                                         700,793
         3,425   @,L    PalmOne, Inc.                                            119,087
         6,200    @     Unisys Corp.                                              86,056
                                                                        ----------------
                                                                               2,081,797
                                                                        ----------------
                        COSMETICS/PERSONAL CARE: 1.3%
         2,250          Alberto-Culver Co.                                       112,815
        12,850          Gillette Co.                                             544,840
         7,250          Kimberly-Clark Corp.                                     477,630
        12,100          Procter & Gamble Co.                                     658,724
                                                                        ----------------
                                                                               1,794,009
                                                                        ----------------
                        DISTRIBUTION/WHOLESALE: 0.1%
         2,450          WW Grainger, Inc.                                        140,875
                                                                        ----------------
                                                                                 140,875
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 3.5%
         4,125   @,L    Affiliated Managers Group                                207,776
         6,300          American Express Co.                                     323,694
        24,950          Citigroup, Inc.                                        1,160,175
         4,900    L     Countrywide Financial Corp.                              344,225
         2,400   @@,L   Doral Financial Corp.                                     82,800
         7,900    @     E*Trade Financial Corp.                                   88,085
         4,700          Fannie Mae                                               335,392
         5,800          Goldman Sachs Group, Inc.                                546,128
         9,700          JP Morgan Chase & Co.                                    376,069
        11,250          Merrill Lynch & Co., Inc.                                607,275
        12,500          Morgan Stanley                                           659,625
        18,675    @     Providian Financial Corp.                                273,962
                                                                        ----------------
                                                                               5,005,206
                                                                        ----------------
                        ELECTRIC: 0.8%
        15,850    @     AES Corp.                                                157,391
         8,100    L     Centerpoint Energy, Inc.                                  93,150
         7,850          Edison Intl.                                             200,724
         3,250    L     Exelon Corp.                                             108,193

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        ELECTRIC (CONTINUED)
         3,225    L     Great Plains Energy, Inc.                       $         95,783
         3,800    L     Southern Co.                                             110,770
         7,150    L     TXU Corp.                                                289,646
                                                                        ----------------
                                                                               1,055,657
                                                                        ----------------
                        ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
         5,325    @     Artesyn Technologies, Inc.                                47,925
                                                                        ----------------
                                                                                  47,925
                                                                        ----------------
                        ELECTRONICS: 0.5%
         7,725   @,L    Arrow Electronics, Inc.                                  207,185
         4,700    @     Benchmark Electronics, Inc.                              136,770
         5,300   @,L    Itron, Inc.                                              121,582
         3,050          Parker Hannifin Corp.                                    181,353
                                                                        ----------------
                                                                                 646,890
                                                                        ----------------
                        ENGINEERING & CONSTRUCTION: 0.1%
         2,025          Granite Construction, Inc.                                36,916
        15,425   @,L    Shaw Group, Inc.                                         156,255
                                                                        ----------------
                                                                                 193,171
                                                                        ----------------
                        ENTERTAINMENT: 0.1%
         2,125          GTECH Holdings Corp.                                      98,409
                                                                        ----------------
                                                                                  98,409
                                                                        ----------------
                        FOOD: 0.3%
        14,550          Sara Lee Corp.                                           334,505
         3,500          Supervalu, Inc.                                          107,135
                                                                        ----------------
                                                                                 441,640
                                                                        ----------------
                        FOREST PRODUCTS AND PAPER: 0.7%
         6,450          Georgia-Pacific Corp.                                    238,521
         2,250    L     International Paper Co.                                  100,575
         7,700          Louisiana-Pacific Corp.                                  182,105
         2,200    L     Plum Creek Timber Co., Inc.                               71,676
           900          Rayonier, Inc.                                            40,005
         4,800          Weyerhaeuser Co.                                         302,976
                                                                        ----------------
                                                                                 935,858
                                                                        ----------------
                        GAS: 0.2%
         3,700    L     Oneok, Inc.                                               81,363
         5,550          Sempra Energy                                            191,087
                                                                        ----------------
                                                                                 272,450
                                                                        ----------------
                        HAND/MACHINE TOOLS: 0.2%
         1,950    L     Black & Decker Corp.                                     121,154
         2,250    L     Stanley Works                                            102,555
                                                                        ----------------
                                                                                 223,709
                                                                        ----------------
                        HEALTHCARE-PRODUCTS: 1.5%
         4,875    L     Bausch & Lomb, Inc.                                      317,216
         5,400          Becton Dickinson & Co.                                   279,720
         2,300          CR Bard, Inc.                                            130,295
        14,100          Johnson & Johnson                                        785,370
         6,000          Medtronic, Inc.                                          292,320
         4,150    @     Zimmer Holdings, Inc.                                    366,030
                                                                        ----------------
                                                                               2,170,951
                                                                        ----------------
                        HEALTHCARE-SERVICES: 1.5%
         3,300          Aetna, Inc.                                              280,500
         4,075    @     Amerigroup Corp.                                         200,490
         3,050   @,L    Anthem, Inc.                                    $        273,158
         6,250    @     Humana, Inc.                                             105,625
         2,875          Oxford Health Plans, Inc.                                158,240
         6,050   @,L    Pacificare Health Systems                                233,893
         9,111    L     UnitedHealth Group, Inc.                                 567,160
         3,000    @     WellPoint Health Networks                                336,030
                                                                        ----------------
                                                                               2,155,096
                                                                        ----------------
                        HOME FURNISHINGS: 0.1%
         1,725          Harman Intl. Industries, Inc.                            156,975
                                                                        ----------------
                                                                                 156,975
                                                                        ----------------
                        HOUSEHOLD PRODUCTS/WARES: 0.0%
         1,500          Blyth, Inc.                                               51,735
                                                                        ----------------
                                                                                  51,735
                                                                        ----------------
                        INSURANCE: 2.4%
         6,150    @@    ACE Ltd.                                                 260,022
        12,550          American Intl. Group, Inc.                               894,563
         4,050          Chubb Corp.                                              276,129
         3,200          Cigna Corp.                                              220,192
         3,025          Fidelity National Financial, Inc.                        112,954
         5,600          First American Corp.                                     144,984
         5,200          Hartford Financial Services
                          Group, Inc.                                            357,448
         3,575          LandAmerica Financial Group, Inc.                        139,175
         4,600          Loews Corp.                                              275,816
         4,050          Progressive Corp.                                        345,465
        10,000          St. Paul Cos.                                            405,399
                                                                        ----------------
                                                                               3,432,147
                                                                        ----------------
                        INTERNET: 0.6%
        10,500    @     Autobytel, Inc.                                           95,340
         2,800   @,L    eBay, Inc.                                               257,460
         8,025   @,L    GoRemote Internet
                          Communications, Inc.                                    14,766
         5,200   @,L    Priceline.com, Inc.                                      140,036
         6,600   @,L    Symantec Corp.                                           288,948
                                                                        ----------------
                                                                                 796,550
                                                                        ----------------
                        IRON/STEEL: 0.1%
         2,550    L     United States Steel Corp.                                 89,556
                                                                        ----------------
                                                                                  89,556
                                                                        ----------------
                        LEISURE TIME: 0.1%
         2,800    L     Carnival Corp.                                           131,600
                                                                        ----------------
                                                                                 131,600
                                                                        ----------------
                        LODGING: 0.1%
         2,400    L     Starwood Hotels & Resorts
                          Worldwide, Inc.                                        107,640
                                                                        ----------------
                                                                                 107,640
                                                                        ----------------
                        MACHINERY-CONSTRUCTION AND MINING: 0.1%
         2,700    @     Terex Corp.                                               92,151
                                                                        ----------------
                                                                                  92,151
                                                                        ----------------
                        MACHINERY-DIVERSIFIED: 0.2%
         2,550    L     Briggs & Stratton Corp.                                  225,293
         1,100          Tecumseh Products Co.                                     45,309
                                                                        ----------------
                                                                                 270,602
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        MEDIA: 1.0%
         4,000          McGraw-Hill Cos., Inc.                          $        306,280
        44,225   @,L    Sirius Satellite Radio, Inc.                             136,213
        21,900   @,L    Time Warner, Inc.                                        385,002
         9,600   @,L    UnitedGlobalCom, Inc.                                     69,696
         7,800          Viacom, Inc.                                             278,616
         9,900          Walt Disney Co.                                          252,351
                                                                        ----------------
                                                                               1,428,158
                                                                        ----------------
                        METAL FABRICATE/HARDWARE: 0.2%
         3,050          Quanex Corp.                                             148,535
         4,750          Worthington Industries                                    97,518
                                                                        ----------------
                                                                                 246,053
                                                                        ----------------
                        MINING: 0.2%
         4,250          Alcoa, Inc.                                              140,378
         2,200          Phelps Dodge Corp.                                       170,522
                                                                        ----------------
                                                                                 310,900
                                                                        ----------------
                        MISCELLANEOUS MANUFACTURING: 2.4%
         8,100          3M Co.                                                   729,081
        50,900          General Electric Co.                                   1,649,159
         4,000          Honeywell Intl., Inc.                                    146,520
         1,550          Illinois Tool Works, Inc.                                148,630
        21,750    @@    Tyco Intl. Ltd.                                          720,795
                                                                        ----------------
                                                                               3,394,185
                                                                        ----------------
                        OFFICE PROPERTY: 0.1%
         2,900          Reckson Associates Realty Corp.                           79,634
           500          SL Green Realty Corp.                                     23,400
                                                                        ----------------
                                                                                 103,034
                                                                        ----------------
                        OFFICE/BUSINESS EQUIPMENT: 0.0%
         4,650    L     IKON Office Solutions, Inc.                               53,336
                                                                        ----------------
                                                                                  53,336
                                                                        ----------------
                        OIL AND GAS: 3.3%
         6,800          Burlington Resources, Inc.                               246,024
         7,950          ChevronTexaco Corp.                                      748,174
         6,400          ConocoPhillips                                           488,256
         3,850          Devon Energy Corp.                                       254,100
        36,650          Exxon Mobil Corp.                                      1,627,626
         4,800    @     Giant Industries, Inc.                                   105,600
         2,550    @     Houston Exploration Co.                                  132,192
         6,100          Marathon Oil Corp.                                       230,824
         5,750          Occidental Petroleum Corp.                               278,358
         3,325          Pogo Producing Co.                                       164,255
         1,300    L     Sunoco, Inc.                                              82,706
         6,150   @,L    Tesoro Petroleum Corp.                                   169,740
         2,500          Valero Energy Corp.                                      184,400
                                                                        ----------------
                                                                               4,712,255
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.1%
         4,925   @,L    Owens-Illinois, Inc.                                      82,543
                                                                        ----------------
                                                                                  82,543
                                                                        ----------------
                        PHARMACEUTICALS: 1.5%
         5,250    L     Eli Lilly & Co.                                          367,028
        10,700          Merck & Co., Inc.                                        508,250
        36,700          Pfizer, Inc.                                           1,258,076
                                                                        ----------------
                                                                               2,133,354
                                                                        ----------------
                        PIPELINES: 0.0%
         2,575          National Fuel Gas Co.                           $         64,375
                                                                        ----------------
                                                                                  64,375
                                                                        ----------------
                        REAL ESTATE: 0.1%
         2,450    L     LNR Property Corp.                                       132,913
                                                                        ----------------
                                                                                 132,913
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 1.9%
         4,900          Acadia Realty Trust                                       67,326
           800    @     Affordable Residential
                          Communities                                             13,280
         1,300          Alexandria Real Estate
                          Equities, Inc.                                          73,814
         1,800          Apartment Investment &
                          Management Co.                                          56,034
         2,457          Archstone-Smith Trust                                     72,064
           800          Avalonbay Communities, Inc.                               45,216
         1,600          Bedford Property Investors                                46,784
         1,600          Boston Properties, Inc.                                   80,128
         1,000          Camden Property Trust                                     45,800
         1,600          Carramerica Realty Corp.                                  48,368
           900          CBL & Associates Properties, Inc.                         49,500
         1,000          Centerpoint Properties Trust                              76,750
         3,325          Chelsea Property Group, Inc.                             216,856
           900    L     Colonial Properties Trust                                 34,677
         4,000          Corporate Office Properties
                          Trust Sbi MD                                            99,400
         1,700          Developers Diversified Realty Corp.                       60,129
         6,780    L     Equity Office Properties Trust                           184,415
         3,804          Equity Residential                                       113,093
           400          Essex Property Trust, Inc.                                27,340
         3,100   @,L    Felcor Lodging Trust, Inc.                                37,510
         3,700          General Growth Properties, Inc.                          109,409
         1,300          Hospitality Properties Trust                              54,990
         5,900    @     Host Marriott Corp.                                       72,924
         2,700          Istar Financial, Inc.                                    108,000
         1,350          Kimco Realty Corp.                                        61,425
         1,800          LaSalle Hotel Properties                                  43,920
         1,500          Mack-Cali Realty Corp.                                    62,070
         3,900    @     Meristar Hospitality Corp.                                26,676
         2,800          National Health Investors, Inc.                           76,132
         2,000          Newcastle Investment Corp.                                59,900
         1,000          Pennsylvania Real Estate
                          Investment Trust                                        34,250
         2,200          Prologis                                                  72,424
         1,500          PS Business Parks, Inc.                                   60,360
         1,000          Public Storage, Inc.                                      46,010
         1,500    L     Regency Centers Corp.                                     64,350
         1,900    L     Rouse Co.                                                 90,250
         3,100    L     Simon Property Group, Inc.                               159,402
         3,600          United Dominion Realty
                          Trust, Inc.                                             71,208
                                                                        ----------------
                                                                               2,722,184
                                                                        ----------------
                        RETAIL: 3.3%
         6,300          Best Buy Co., Inc.                                       319,662
         4,150          Federated Department Stores                              203,765
        15,100    L     Gap, Inc.                                                366,174
        10,600          Home Depot, Inc.                                         373,119
         6,550          JC Penney Co., Inc. Holding Co.                          247,328
        10,100          Limited Brands                                           188,870
         3,650          Lowe's Cos., Inc.                                        191,808

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
                        RETAIL (CONTINUED)
         6,050          McDonald's Corp.                                $        157,300
         3,450          Nordstrom, Inc.                                          147,005
         6,900   @,L    Office Depot, Inc.                                       123,579
         3,650    L     RadioShack Corp.                                         104,500
        10,300          Staples, Inc.                                            301,893
         7,600   @,L    Starbucks Corp.                                          330,448
         4,300          Target Corp.                                             182,621
        11,250   @,L    Toys R US, Inc.                                          179,213
        20,750          Wal-Mart Stores, Inc.                                  1,094,769
         2,700          Wendy's Intl., Inc.                                       94,068
                                                                        ----------------
                                                                               4,606,122
                                                                        ----------------
                        SAVINGS AND LOANS: 0.1%
         1,050    @     FirstFed Financial Corp.                                  43,680
         7,650    L     Flagstar Bancorp, Inc.                                   152,082
                                                                        ----------------
                                                                                 195,762
                                                                        ----------------
                        SEMICONDUCTORS: 1.1%
         1,650   @,L    Advanced Micro Devices, Inc.                              26,235
        31,850    @     Applied Micro Circuits Corp.                             169,442
        18,400   @,L    Cirrus Logic, Inc.                                       110,584
        30,900          Intel Corp.                                              852,840
        16,625   @,L    LSI Logic Corp.                                          126,683
         8,550          Texas Instruments, Inc.                                  206,739
                                                                        ----------------
                                                                               1,492,523
                                                                        ----------------
                        SOFTWARE: 2.5%
        13,650    @     Activision, Inc.                                         217,035
         2,550          Autodesk, Inc.                                           109,166
         1,550   @,L    Avid Technology, Inc.                                     84,584
        12,775    @     BMC Software, Inc.                                       236,337
         9,200   @,L    Compuware Corp.                                           60,720
         1,225    @     Dun & Bradstreet Corp.                                    66,040
         4,350          First Data Corp.                                         193,662
         5,800    L     IMS Health, Inc.                                         135,952
        75,100          Microsoft Corp.                                        2,144,855
        25,000    @     Oracle Corp.                                             298,249
                                                                        ----------------
                                                                               3,546,600
                                                                        ----------------
                        TELECOMMUNICATIONS: 2.6%
         9,650   @,L    Adaptec, Inc.                                             81,639
         6,850          Alltel Corp.                                             346,747
        24,550          Bellsouth Corp.                                          643,700
        32,000    @     Cisco Systems, Inc.                                      758,399
        30,050          Motorola, Inc.                                           548,412
         3,950          Qualcomm, Inc.                                           288,271
         3,925   @,L    SafeNet, Inc.                                            108,644
         3,550          Scientific-Atlanta, Inc.                                 122,475
         9,375    @     Sycamore Networks, Inc.                                   39,656
        15,575   @,L    Tellabs, Inc.                                            136,126
        14,450          Verizon Communications, Inc.                             522,946
        15,075   @,L    Zhone Technologies, Inc.                                  58,793
                                                                        ----------------
                                                                               3,655,808
                                                                        ----------------
                        TOYS/GAMES/HOBBIES: 0.1%
         4,350          Hasbro, Inc.                                              82,650
                                                                        ----------------
                                                                                  82,650
                                                                        ----------------
                        TRANSPORTATION: 0.8%
         2,450          CH Robinson Worldwide, Inc.                              112,308
         5,000          FedEx Corp                                               408,450
         5,500    L     United Parcel Service, Inc.                     $        413,435
         3,100   @,L    Yellow Roadway Corp.                                     123,566
                                                                        ----------------
                                                                               1,057,759
                                                                        ----------------
                        Total Common Stock
                          (Cost $54,846,569)                                  64,109,915
                                                                        ----------------

PREFERRED STOCK: 0.2%

                        BANKS: 0.2%
            32   #, XX  DG Funding Trust                                         344,000
                                                                        ----------------
                        Total Preferred Stock
                          (Cost $347,967)                                        344,000
                                                                        ----------------

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
CORPORATE BONDS: 10.6%

                        AUTO MANUFACTURERS: 0.1%
$       56,000          Ford Motor Co., 6.625%,
                          due 10/01/28                                  $         49,177
        28,000    L     General Motors Corp.,
                          8.375%, due 07/15/33                                    29,721
                                                                        ----------------
                                                                                  78,898
                                                                        ----------------
                        BANKS: 3.0%
        70,000    @@    Australia & New Zealand
                          Banking Group Ltd.,
                          1.494%, due 10/29/49                                    59,617
       124,000   #,@@   Banco Bradesco
                          SA/Cayman Islands, 8.750%,
                          due 10/24/13                                           124,930
       285,000    @@    Banco Santander Santiago
                          Chile SA, 7.375%, due 07/18/12                         314,127
        80,000    @@    Bank of Ireland, 1.800%,
                          due 12/29/49                                            67,510
       166,000    #     Bank of New York Institutional
                          Capital Trust A, 7.780%,
                          due 12/01/26                                           177,791
        87,000          BankAmerica Capital II, 8.000%,
                          due 12/15/26                                            95,520
        21,000    #     BankAmerica Institutional
                          Capital B, 7.700%,
                          due 12/31/26                                            22,506
        42,000          Barnett Capital I, 8.060%,
                          due 12/01/26                                            46,038
        26,000          Barnett Capital II, 7.950%,
                          due 12/01/26                                            28,585
       280,000          Citibank NA/New York State,
                          1.800%, due 11/29/49                                   221,124
       107,000    @@    Danske Bank A/S, 5.914%,
                          due 12/29/49                                           108,657
       344,000    #     Dresdner Funding Trust I, 8.151%,
                          due 06/30/31                                           384,303
        15,000          FBS Capital I, 8.090%,
                          due 11/15/26                                            16,580
        78,000          First Union Institutional Capital II,
                          7.850%, due 01/01/27                                    83,888
       129,000   @@,L   HBOS Capital Funding LP, 6.071%,
                          due 06/30/49                                           129,755
        40,000    @@    Hongkong & Shanghai
                          Banking Corp. Ltd., 1.313%,
                          due 07/29/49                                            33,972
       250,000    @@    HSBC Bank PLC, 1.975%,
                          due 06/29/49                                           211,638

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$      140,000          HSBC Bank PLC, 2.125%,
                          due 06/29/49                                  $        118,650
       197,000    @@    Industrial Bank Of Korea, 4.000%,
                          due 05/19/14                                           184,523
       180,000    @@    Lloyds TSB Bank PLC, 1.270%,
                          due 08/29/49                                           155,055
       160,000    @@    Lloyds TSB Bank PLC, 2.188%,
                          due 06/29/49                                           139,785
       188,000          M&T Bank Corp., 3.850%,
                          due 04/01/13                                           184,565
        70,000          Mellon Capital I, 7.720%,
                          due 12/01/26                                            75,910
        60,000          National Westminster Bank PLC,
                          1.375%, due 08/29/49                                    51,784
       190,000    @@    National Westminster Bank PLC,
                          1.438%, due 11/29/49                                   160,694
        96,000    @@    Northern Rock PLC, 5.600%,
                          due 04/30/49                                            93,449
       156,000    #     Rabobank Capital Funding II,
                          5.260%, due 12/29/49                                   151,236
        80,000    @@    Royal Bank of Canada, 1.750%,
                          due 06/29/85                                            68,768
        40,000    @@    Royal Bank of Scotland
                          Group PLC, 2.063%, due 12/29/49                         34,522
        50,000    @@    Societe Generale, 1.688%,
                          due 11/29/49                                            41,808
       120,000    @@    Standard Chartered PLC, 1.315%,
                          due 01/29/49                                            94,101
       110,000    @@    Standard Chartered PLC, 1.375%,
                          due 07/29/49                                            86,277
       220,000    @@    Standard Chartered PLC, 2.070%,
                          due 12/29/49                                           173,250
        90,000    @@    Westpac Banking Corp., 1.338%,
                          due 09/29/49                                            76,003
       282,000          Westpac Capital Trust IV, 5.256%,
                          due 12/29/49                                           260,342
                                                                        ----------------
                                                                               4,277,263
                                                                        ----------------
                        BEVERAGES: 0.2%
        57,000   @@,L   Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                                    56,297
       212,000    #     Miller Brewing Co., 4.250%,
                          due 08/15/08                                           211,163
                                                                        ----------------
                                                                                 267,460
                                                                        ----------------
                        CHEMICALS: 0.1%
        51,000          Dow Chemical Co., 5.750%,
                          due 11/15/09                                            53,283
        49,000    @@    Sociedad Quimica y Minera
                          de Chile SA, 7.700%,
                          due 09/15/06                                            52,457
                                                                        ----------------
                                                                                 105,740
                                                                        ----------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.8%
       164,000    @@    Arcel Finance Ltd., 7.048%,
                          due 09/01/11                                           163,180
       175,000    L     Boeing Capital Corp., 7.375%,
                          due 09/27/10                                           198,129
       268,000   #,@@   Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                           260,630
$       30,000          Citicorp Capital I, 7.933%,
                          due 02/15/27                                  $         32,829
        26,000          Citigroup Capital II, 7.750%,
                          due 12/01/36                                            28,028
       368,000    #     Corestates Capital Trust I, 8.000%,
                          due 12/15/26                                           403,161
        84,000    #     Farmers Exchange Capital,
                          7.050%, due 07/15/28                                    80,847
       190,000    #     Farmers Exchange Capital,
                        7.200%, due 07/15/48                                     184,208
        65,000    @@    Financiere CSFB NV, 1.250%,
                          due 03/29/49                                            52,080
       108,000    L     Ford Motor Credit Co., 7.000%,
                          due 10/01/13                                           109,206
       108,000    L     General Motors Acceptance Corp.,
                          6.875%, due 08/28/12                                   110,034
       151,000          General Motors Acceptance Corp.,
                          7.750%, due 01/19/10                                   164,107
        77,000          General Motors Acceptance Corp.,
                          8.000%, due 11/01/31                                    79,115
        31,000    L     JPM Capital Trust I, 7.540%,
                          due 01/15/27                                            32,923
       307,000    #     Mangrove Bay
                          Pass-Through Trust, 6.102%,
                          due 07/15/33                                           303,875
       154,000   #,@@   PF Export Receivables
                          Master Trust, 3.748%,
                          due 06/01/13                                           146,892
       205,684   #,@@   PF Export Receivables
                          Master Trust, 6.436%,
                          due 06/01/15                                           202,955
                                                                        ----------------
                                                                               2,552,199
                                                                        ----------------
                        ELECTRIC: 1.2%
        54,000          Consumers Energy Co., 4.250%,
                          due 04/15/08                                            53,562
       169,000    L     Consumers Energy Co., 4.800%,
                          due 02/17/09                                           169,310
       167,000          DTE Energy Co, 2.324%,
                          due 06/01/07                                           166,931
       240,000          FirstEnergy Corp., 7.375%,
                          due 11/15/31                                           250,899
       172,000          Ohio Edison Co., 4.000%,
                          due 05/01/08                                           168,390
       268,000          Ohio Power Co., 6.375%,
                          due 07/15/33                                           263,117
        33,176    #     Power Contract Financing LLC,
                          5.200%, due 02/01/06                                    33,393
       281,000    #     Power Contract Financing LLC,
                          6.256%, due 02/01/10                                   286,482
        42,798          PPL Montana LLC, 8.903%,
                          due 07/02/20                                            46,677
        68,000          Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                                    67,389
       211,000    @@    TXU Australia Holdings
                          Partnership LP, 6.150%,
                          due 11/15/13                                           220,205
                                                                        ----------------
                                                                               1,726,355
                                                                        ----------------
                        FOOD: 0.5%
        96,000          Kroger Co., 7.250%,
                          due 06/01/09                                           106,758
       170,000          Safeway, Inc., 4.800%,
                          due 07/16/07                                           173,892

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
                        FOOD (CONTINUED)
$      115,000          Supervalu, Inc., 7.875%,
                          due 08/01/09                                  $        130,029
       219,000          Tyson Foods, Inc., 7.250%,
                          due 10/01/06                                           235,998
                                                                        ----------------
                                                                                 646,677
                                                                        ----------------
                        INSURANCE: 0.3%
       183,000    #     Farmers Insurance Exchange,
                          8.625%, due 05/01/24                                   205,488
       143,000    #     Monumental Global Funding II,
                          3.850%, due 03/03/08                                   142,792
        97,000    #     Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                           107,455
                                                                        ----------------
                                                                                 455,735
                                                                        ----------------
                        MEDIA: 0.1%
       113,000          Comcast Cable Communications,
                          7.125%, due 06/15/13                                   123,722
        78,000          Time Warner, Inc., 6.875%,
                          due 05/01/12                                            84,415
                                                                        ----------------
                                                                                 208,137
                                                                        ----------------
                        MINING: 0.4%
       185,000    @@    Alcan, Inc., 6.125%,
                          due 12/15/33                                           179,597
       114,000    @@    Corp Nacional del
                          Cobre de Chile, 5.500%,
                          due 10/15/13                                           113,441
        46,000    @@    Corp Nacional del
                          Cobre de Chile, 6.375%,
                          due 11/30/12                                            48,780
       159,000   @@,L   Vale Overseas Ltd., 8.625%,
                          due 03/08/07                                           170,925
                                                                        ----------------
                                                                                 512,743
                                                                        ----------------
                        MULTI-NATIONAL: 0.3%
       224,000    @@    Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                                   215,860
       212,000    @@    Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                                   228,312
                                                                        ----------------
                                                                                 444,172
                                                                        ----------------
                        OIL AND GAS: 0.6%
       176,000    @@    Empresa Nacional de Petroleo
                          ENAP, 4.875%, due 03/15/14                             164,205
       385,000    L     Pemex Project Funding
                          Master Trust, 2.820%,
                          due 06/15/10                                           387,695
        78,000          Pemex Project Funding
                          Master Trust, 7.375%,
                          due 12/15/14                                            79,950
        89,000          Valero Energy Corp., 6.125%,
                          due 04/15/07                                            94,367
       110,000          Valero Energy Corp., 8.750%,
                          due 06/15/30                                           137,639
                                                                        ----------------
                                                                                 863,856
                                                                        ----------------
                        PACKAGING AND CONTAINERS: 0.2%
        80,000          Sealed Air Corp., 5.375%,
                          due 04/15/08                                            82,801
$      213,000    #     Sealed Air Corp., 6.950%,
                          due 05/15/09                                  $        232,763
                                                                        ----------------
                                                                                 315,564
                                                                        ----------------
                        REAL ESTATE: 0.3%
       183,000          EOP Operating LP, 7.750%,
                          due 11/15/07                                           203,240
        44,000          Liberty Property-LP, 6.375%,
                          due 08/15/12                                            46,279
        12,000          Liberty Property-LP, 6.950%,
                          due 12/01/06                                            12,979
       143,000          Liberty Property-LP, 7.750%,
                          due 04/15/09                                           162,578
                                                                        ----------------
                                                                                 425,076
                                                                        ----------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.3%
       132,000          Simon Property Group LP,
                          4.875%, due 03/18/10                                   130,818
        56,000          Simon Property Group LP,
                          6.375%, due 11/15/07                                    59,986
       208,000          Simon Property Group LP,
                          7.375%, due 01/20/06                                   222,035
                                                                        ----------------
                                                                                 412,839
                                                                        ----------------
                        SAVINGS AND LOANS: 0.3%
       157,000          Great Western Financial,
                          8.206%, due 02/01/27                                   170,970
       215,000    L     Washington Mutual, Inc.,
                          4.375%, due 01/15/08                                   216,542
                                                                        ----------------
                                                                                 387,512
                                                                        ----------------
                        TELECOMMUNICATIONS: 0.8%
       100,000    @@    Brasil Telecom SA, 9.375%,
                          due 02/18/14                                            97,500
       166,000    @@    Cia de Telecomunicaciones
                          de Chile SA, 7.625%,
                          due 07/15/06                                           179,042
       252,000          Sprint Capital Corp., 4.780%,
                          due 08/17/06                                           257,005
       155,000          Sprint Capital Corp., 6.875%,
                          due 11/15/28                                           149,423
        80,000    L     Sprint Capital Corp., 8.750%,
                          due 03/15/32                                            93,490
       181,000          Verizon Florida, Inc., 6.125%,
                          due 01/15/13                                           186,355
       116,000          Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                           108,504
                                                                        ----------------
                                                                               1,071,319
                                                                        ----------------
                        TRANSPORTATION: 0.1%
       106,000    @@    MISC Capital Ltd, 5.000%,
                          due 07/01/09                                           106,282
                                                                        ----------------
                                                                                 106,282
                                                                        ----------------
                        Total Corporate Bonds
                          (Cost $14,897,221)                                  14,857,827
                                                                        ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.6%

                        FEDERAL HOME LOAN BANK: 0.7%
     1,045,000    L     2.500%, due 12/15/05                                   1,043,623
                                                                        ----------------
                                                                               1,043,623
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
                        FEDERAL HOME LOAN
                          MORTGAGE CORPORATION: 6.0%
$    1,420,000          2.700%, due 03/16/07                            $      1,396,844
       700,000          2.750%, due 02/09/07                                     690,640
     1,103,000          4.500%, due 10/15/12                                   1,109,851
       298,342          4.500%, due 04/01/14                                     292,781
       815,000          5.500%, due 07/15/34                                     811,434
       434,000          6.000%, due 01/15/28                                     451,706
        95,468          6.000%, due 06/01/28                                      98,016
       477,104          6.000%, due 01/15/29                                     481,794
       350,000          6.000%, due 07/15/33                                     357,438
     1,984,000          6.500%, due 07/15/34                                   2,067,702
       562,124          7.000%, due 11/01/31                                     594,598
                                                                        ----------------
                                                                               8,352,804
                                                                        ----------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION: 11.7%
       695,000    L     3.500%, due 01/28/08                                     685,711
       860,000          4.500%, due 07/01/17                                     840,382
       707,000    L     4.625%, due 10/15/13                                     682,048
     1,805,000          5.000%, due 07/01/18                                   1,807,255
       530,000          5.000%, due 08/15/19                                     528,840
     4,918,000          5.000%, due 07/15/34                                   4,750,482
       690,000    L     5.250%, due 08/01/12                                     690,620
        32,926          5.500%, due 01/01/18                                      33,782
       441,502          5.500%, due 02/01/18                                     452,745
       393,000          5.500%, due 08/15/19                                     400,491
       476,000          5.500%, due 07/15/34                                     473,769
       652,847          6.000%, due 08/01/16                                     681,426
       290,318          6.000%, due 04/25/31                                     294,223
       778,000          6.000%, due 08/01/33                                     791,129
       260,000          6.000%, due 07/15/34                                     265,444
       789,660          6.500%, due 07/01/29                                     823,068
       630,000          6.500%, due 07/15/33                                     655,988
       310,000          6.625%, due 11/15/10                                     344,644
       184,286          7.000%, due 02/01/31                                     195,095
       315,000          7.000%, due 07/15/33                                     332,227
       500,000          7.000%, due 08/15/34                                     526,250
        25,603          7.500%, due 11/01/30                                      27,455
        87,280          7.500%, due 09/01/31                                      93,570
                                                                        ----------------
                                                                              16,376,644
                                                                        ----------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION: 1.2%
       103,055          6.500%, due 01/15/29                                     107,916
        84,919          6.500%, due 10/15/31                                      88,880
       215,085          6.500%, due 01/15/32                                     225,069
        72,269          7.000%, due 01/15/28                                      76,937
       254,214          7.000%, due 02/15/28                                     270,633
        48,327          7.000%, due 02/15/28                                      51,448
       302,109          7.000%, due 02/15/28                                     321,620
       382,891          7.500%, due 12/15/23                                     415,327
        95,631          8.000%, due 07/15/24                                     105,547
                                                                        ----------------
                                                                               1,663,377
                                                                        ----------------
                         Total U.S. Government
                           Agency Obligations
                           (Cost $27,384,183)                                 27,436,448
                                                                        ----------------

U.S. TREASURY OBLIGATIONS: 9.4%

                        SOVEREIGN: 0.7%
       907,000    L     5.500%, due 08/15/28                                     919,153
                                                                        ----------------
                                                                                 919,153
                                                                        ----------------
                        U.S. TREASURY BONDS: 3.3%
$    2,500,000    L     1.625%, due 01/31/05                            $      2,499,318
       907,000    L     10.375%, due 11/15/12                                  1,107,816
       695,000    L     13.250%, due 05/15/14                                    984,457
                                                                        ----------------
                                                                               4,591,591
                                                                        ----------------
                        U.S. TREASURY NOTES: 5.4%
       706,000    L     2.500%, due 05/31/06                                     703,850
       315,000    L     3.125%, due 05/15/07                                     315,099
       256,000    L     4.000%, due 06/15/09                                     258,270
     1,278,000    L     4.000%, due 02/15/14                                   1,218,394
     2,126,000   W, L   4.750%, due 05/15/14                                   2,148,839
       777,000          5.290%, due 05/15/16                                     421,432
     1,206,000    L     5.375%, due 02/15/31                                   1,216,695
     1,225,000    L     6.250%, due 08/15/23                                   1,356,880
                                                                        ----------------
                                                                               7,639,459
                                                                        ----------------
                        Total U.S. Treasury
                          Obligations
                          (Cost $13,211,981)                                  13,150,203
                                                                        ----------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.8%

                        AUTOMOBILE ASSET-BACKED SECURITIES: 0.3%
       140,000          Household Automotive Trust,
                          2.310%, due 04/17/08                                   138,782
       325,000          USAA Auto Owner Trust,
                          2.040%, due 02/16/10                                   318,274
                                                                        ----------------
                                                                                 457,056
                                                                        ----------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.2%
       975,000          CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                           957,942
        82,000          CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                                            93,834
       460,000          DLJ Commercial Mortgage
                          Corp., 6.240%, due 11/12/31                            493,583
     1,090,000          DLJ Commercial Mortgage
                          Corp., 7.300%, due 06/10/32                          1,221,377
       204,000          GE Capital Commercial
                          Mortgage Corp., 5.994%,
                          due 12/10/35                                           216,680
       121,000          LB-UBS Commercial
                          Mortgage Trust, 7.370%,
                          due 08/15/26                                           136,779
                                                                        ----------------
                                                                               3,120,195
                                                                        ----------------
                        CREDIT CARD ASSET-BACKED SECURITIES: 1.1%
       115,000          Bank One Issuance Trust, 4.540%,
                          due 09/15/10                                           116,076
       115,000          Capital One Master Trust, 4.900%,
                          due 03/15/10                                           119,272
       855,000          Chemical Master
                          Credit Card Trust 1, 7.090%,
                          due 02/15/09                                           919,312
       390,000          Citibank Credit Card
                          Issuance Trust, 5.650%,
                          due 06/16/08                                           408,969
                                                                        ----------------
                                                                               1,563,629
                                                                        ----------------

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
                        WHOLE LOAN COLLATERALIZED MORTGAGE: 2.8%
$      679,945          Bank of America
                          Mortgage Securities, 4.413%,
                          due 03/25/33                                  $        680,962
       629,000          CS First Boston Mortgage
                          Securities Corp., 4.187%,
                          due 10/25/33                                           633,499
       507,000          GMAC Mortgage Corp Loan Trust,
                          5.500%, due 01/25/34                                   510,907
        15,505          GSR Mortgage Loan Trust,
                          6.500%, due 01/25/34                                    16,113
     1,383,405          MASTR Asset Securitization Trust,
                          5.500%, due 06/25/33                                 1,308,921
       799,586          Washington Mutual, 5.000%,
                          due 06/25/18                                           796,035
                                                                        ----------------
                                                                               3,946,437
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED
                          SUPPORT CMO: 0.1%
       145,306          Bank of America Mortgage
                          Securities, 5.500%,
                          due 11/25/33                                           143,703
                                                                        ----------------
                                                                                 143,703
                                                                        ----------------
                        WHOLE LOAN COLLATERALIZED PLANNED
                          AMORTIZATION CLASS: 0.3%
       390,000          Residential Funding
                          Securities Corp., 4.750%,
                          due 02/25/33                                           394,733
                                                                        ----------------
                                                                                 394,733
                                                                        ----------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $9,789,348)                                    9,625,753
                                                                        ----------------
                        Total Long-Term Investments
                          (Cost $120,477,269)                                129,524,146
                                                                        ----------------

SHORT-TERM INVESTMENTS: 37.9%

                        COMMERCIAL PAPER: 13.4%
     1,400,000    S     Blue Ridge Asset Funding,
                          1.300%, due 07/15/04                                 1,399,242
     1,100,000          Concord Minutemen Cap B,
                          1.210%, due 07/12/05                                 1,099,956
     1,500,000          Concord Minutemen Cap B,
                          1.160%, due 07/07/05                                 1,499,978
     1,193,000    S     Galaxy Funding, Inc., 1.270%,
                          due 07/09/04                                         1,192,621
     1,400,000    S     Park Avenue Receivables Corp.,
                          1.100%, due 07/07/04                                 1,399,701
     1,400,000    S     Park Avenue Receivables Corp.,
                          1.300%, due 07/14/04                                 1,399,292
     2,800,000    S     Park Avenue Receivables Corp.,
                          1.380%, due 07/09/04                                 2,799,033
     2,800,000          Preferred Receivable
                          Funding Corp., 1.300%,
                          due 07/22/04                                         2,797,776
     1,400,000    S     St. Germain Holdings Ltd.,
                          1.230%, due 07/13/04                                 1,399,378
     1,400,000    S     St. Germain Holdings Ltd.,
                          1.230%, due 07/06/04                                 1,399,713
     1,400,000    S     St. Germain Holdings Ltd.,
                          1.300%, due 07/16/04                                 1,399,191
$    1,000,000    S     Yorktown Capital LLC, 1.200%,
                          due 07/06/04                                  $        999,800
                                                                        ----------------
                        Total Commercial Paper
                          (Cost $18,786,322)                                  18,785,681
                                                                        ----------------
                        REPURCHASE AGREEMENT: 4.7%
     6,610,000    S     Goldman Sachs Repurchase
                          Agreement dated 06/30/04,
                          1.500%, due 07/01/04,
                          $6,610,275 to be received
                          upon repurchase
                          (Collateralized by
                          $6,550,000 Federal National
                          Mortgage Association,
                          4.750%, Market Value
                          plus accrued interest
                          $6,881,929, due 01/02/07)                            6,610,000
                                                                        ----------------
                        Total Repurchase Agreement
                          (Cost $6,610,000)                                    6,610,000
                                                                        ----------------
                        SECURITIES LENDING COLLATERAL(cc): 19.8%
    27,785,465          The Bank of New York
                          Institutional Cash Reserve
                          Fund, 1.250%                                        27,785,465
                                                                        ----------------
                        Total Securities Lending Collateral
                          (Cost $27,785,465)                                  27,785,465
                                                                        ----------------
                        Total Short-Term Investments
                          (Cost $53,181,787)                                  53,181,146
                                                                        ----------------
                        TOTAL INVESTMENTS IN
                          SECURITIES
                          (COST $173,659,056)*          130.2%          $    182,705,292
                        OTHER ASSETS AND
                          LIABILITIES-NET               (30.2)               (42,375,744)
                                                        -----           ----------------
                        NET ASSETS                      100.0%          $    140,329,548
                                                        =====           ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
W    When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2004.
L Loaned security, a portion or all of the security is on loan at June 30, 2004.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
(cc) Securities purchased with cash collateral for securities loaned.

* Cost for federal income tax purposes is $175,273,905. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation       $  8,850,347
              Gross Unrealized Depreciation         (1,418,960)
                                                  ------------
              Net Unrealized Depreciation         $  7,431,387
                                                  ============

                 See Accompanying Notes to Financial Statements

ING VP
STRATEGIC ALLOCATION                                    PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO                     as of June 30, 2004 (Unaudited) (continued)

Information concerning open futures contracts at June 30, 2004 is shown below:

                    NO. OF     NOTIONAL     EXPIRATION   UNREALIZED
                  CONTRACTS  MARKET VALUE      DATE      GAIN/(LOSS)
                  ---------  ------------   ----------   -----------
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note       7      $ (1,473,828)   Sept-04     $   (1,613)
U.S. 5 Year
  Treasury Note       6          (652,125)   Sept-04         (1,436)
                             ------------                ----------
                             $ (2,125,953)               $   (3,049)
                             ============                ==========
LONG CONTRACTS
U.S. Long Bond        6      $    638,250    Sept-04     $   13,329

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                            TERM OF                                   NUMBER OF
                                           OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                              POSITION(S)  LENGTH OF          OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH      TIME              DURING THE             OVERSEEN             HELD BY
           AND AGE            THE COMPANY   SERVED(1)         PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
----------------------------  -----------  ----------  ---------------------------  -------------  --------------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.         Director   June        Director, Business and            53        Director, International
7337 E. Doubletree Ranch Rd.               1998 -      Economic Research Center                    Atlantic Economic Society
Scottsdale, Arizona 85258                  present     (August 1999 - present) and                 (October 2002 - Present);
Born: 1941                                             Professor of Economics and                  Academy of Economics and
                                                       Finance, Middle Tennessee                   Finance (February 2001 -
                                                       State University (1991 to                   Present).
                                                       present).

Maria T. Fighetti               Director   April       Retired. Formerly,                53        None
7337 E. Doubletree Ranch Rd.               1994 -      Attorney, New York City
Scottsdale, Arizona 85258                  present     Department of Mental Health
Born: 1943                                             (June 1973 - October 2002)
                                                       and Associate Commissioner
                                                       (1995 - 2002).

Sidney Koch                     Director   April       Financial Adviser,                53        Director, Northwest Center
7337 E. Doubletree Ranch Rd.               1994 -      Self-Employed (January 1993                 for the Arts, Torrington,
Scottsdale, Arizona 85258                  present     - present).                                 CT.
Born: 1935

Corine T. Norgaard              Director   June        Retired. Formerly, Dean,          53        Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.               1991 -      Barney School of Business,                  Mutual Corporate and
Scottsdale, Arizona 85258                  present     University of Hartford                      Participation Investors
Born: 1937                                             (August 1996 - June 2004).                  (April 1997 - Present)
                                                                                                   Director, Advest Trust
                                                                                                   Company (1998 - Present);
                                                                                                   Director, Connecticut
                                                                                                   Health Foundation (2002 -
                                                                                                   Present).

Edward T. O'Dell                Director   June        Retired. Formerly,                53        None
7337 E. Doubletree Ranch Rd.               2002 -      Partner/Chairman of
Scottsdale, Arizona 85258                  present     Financial Service Group,
Born: 1935                                             Goodwin Procter LLP (June
                                                       1966 - September 2000);

Joseph E. Obermeyer(2)          Director   January     President, Obermeyer &            53        None
7337 E. Doubletree Ranch Rd.               2003 -      Associates, Inc.
Scottsdale, Arizona 85258                  present     (Consulting firm)
Born: 1957                                             (Novemeber 1999 - present)
                                                       and Senior Manager, Arthur
                                                       Andersen LLP (1995 -
                                                       October 1999).

                                            TERM OF                                   NUMBER OF
                                           OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                              POSITION(S)  LENGTH OF          OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH      TIME              DURING THE             OVERSEEN             HELD BY
           AND AGE            THE COMPANY   SERVED(1)         PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
----------------------------  -----------  ----------  ---------------------------  -------------  --------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                 Director   December    Vice Chairman and Chief           53        Director of IPC Financial
Aeltus Investment                          1997 -      Operating Officer, ING                      Network, Inc.
Management, Inc.                           present     Investment Management                       (January 2001 - present);
10 State House Square                                  (September 2002 -                           Director, Metro Hartford
Hartford, Connecticut                                  present); President and                     Chamber of Commmerce
Born: 1955                                             Chief Executive Officer                     and The Greater
                                                       (April 2001 - present),                     Hartford Arts Council.
                                                       Managing Director and Chief
                                                       Operating Officer (April
                                                       1994 - April 2001), Aeltus
                                                       Investment Management, Inc.

Thomas J. McInerney(4)          Director   April       Chief Executive Officer,          171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.               2002 -      ING U.S. Financial Services                 Insurance Co., Golden
Scottsdale, Arizona 85258                  present     (September 2001 - present);                 American Life Insurance
Born: 1956                                             Member, ING Americas                        Co., Life Insurance
                                                       Executive Committee (2001 -                 Company of Georgia,
                                                       present); ING Aeltus Holding                Midwestern United Life
                                                       Company, Inc. (2000 -                       Insurance Co., ReliaStar
                                                       present), ING Retail Holding                Life Insurance Co.,
                                                       Company (1998 - present),                   Security Life of Denver,
                                                       and ING Retirement Holdings,                Security Connecticut Life
                                                       Inc. (1997 - present).                      Insurance Co., Southland
                                                       Formerly, President, ING                    Life Insurance Co., USG
                                                       Life Insurance Annuity                      Annuity and Life
                                                       (September 1997 - November                  Company, and United
                                                       2002); President, Chief                     Life and Annuity
                                                       Executive Officer and                       Insurance Co., Inc.
                                                       Director of Northern Life                   (March 2001 - Present);
                                                       Insurance Company (March                    Member of the Board,
                                                       2001 - October 2002);                       Bushnell Performing Arts
                                                       General Manager and Chief                   Center; St. Francis
                                                       Executive Officer, ING                      Hospital; National
                                                       Worksite Division (December                 Conference for
                                                       2000 - October 2001),                       Community Justice; and
                                                       President, ING-SCI, Inc.                    Metro Atlanta Chamber
                                                       (August 1997 - December                     of Commerce.
                                                       2000); President, Aetna
                                                       Financial Services (August
                                                       1997 - December 2000).

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                              PRINCIPAL
                                                       TERM OF OFFICE                       OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)          AND LENGTH OF                        DURING THE
          AND AGE             HELD WITH THE COMPANY     TIME SERVED(1)                     PAST FIVE YEARS
----------------------------  ---------------------  --------------------  ------------------------------------------------
James M. Hennessy             President, Chief       March 2002 - present  President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.  Executive Officer and                        Investments, LLC (December 2001 - Present).
Scottsdale, Arizona 85258     Chief Operating                              Formerly, Senior Executive Vice President and
Born: 1949                    Officer                                      Chief Operating Officer, ING Investments, LLC
                                                                           (April 1995 - December 2000); and Executive Vice
                                                                           President, ING Investments, LLC (May 1998 - June
                                                                           2000).

Stanley D. Vyner              Executive Vice         March 2002 - present  Executive Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.  President                                    and certain of its affiliates (July 2000 -
Scottsdale, Arizona 85258                                                  Present) and Chief Investment Risk Officer (June
Born: 1950                                                                 2003 - Present); Formerly, Chief Investment
                                                                           Officer the International Portfolios, ING
                                                                           Investments, LLC (July 1996 - June 2003); and
                                                                           President and Chief Executive Officer, ING
                                                                           Investments, LLC (August 1996 - August 2000).

Michael J. Roland             Executive Vice         April 2002 - present  Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  President and                                Officer and Treasurer, ING Investments, LLC
Scottsdale, Arizona 85258     Assistant Secretary                          (December 2001 - Present). Formerly, Senior Vice
Born: 1958                                                                 President, ING Investments, LLC (June 1998 -
                              Principal Financial    March 2002 - present  December 2001).
                              Officer

Robert S. Naka                Senior Vice President  March 2002 - present  Senior Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.  and Assistant                                ING Funds Services, LLC (October 2001 -
Scottsdale, Arizona 85258     Secretary                                    Present). Formerly, Senior Vice President and
Born: 1963                                                                 Assistant Secretary, ING Funds Services, LLC
                                                                           (February 1997 - August 1999).

Kimberly A. Anderson          Senior Vice President  December 2003 -       Senior Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.                         present               (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                  President and Assistant Secretary, ING
Born: 1964                                                                 Investments, LLC (October 2001 - October 2003);
                                                                           Assistant Vice President, ING Funds Services,
                                                                           LLC (November 1999 - January 2001); and has held
                                                                           various other positions with ING Funds Services,
                                                                           LLC for more than the last five years.

Robyn L. Ichilov              Vice President and     March 2002 - present  Vice President, ING Funds Services, LLC (October
7337 E. Doubletree Ranch Rd.  Treasurer                                    2001 - Present) and ING Investments, LLC (August
Scottsdale, Arizona 85258                                                  1997 - Present).
Born: 1967

Lauren D. Bensinger           Vice President         March 2003 - present  Vice President and Chief Compliance Officer, ING
7337 E. Doubletree Ranch Rd.                                               Funds Distributor, LLC (July 1995 - Present);
Scottsdale, Arizona 85258                                                  Vice President (February 1996 - Present) and
Born: 1954                                                                 Chief Compliance Officer (October 2001 -
                                                                           Present), ING Investments, LLC.

Theresa Kelety                Secretary              September 2003 -      Counsel, ING U.S. Financial Services (April 2003
7337 E. Doubletree Ranch Rd.                         present               - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                  Shearman & Sterling (February 2000 - April
Born: 1963                                                                 2003); and Associate with Sutherland Asbill &
                                                                           Brennan (1996 - February 2000).

                                                                                              PRINCIPAL
                                                       TERM OF OFFICE                       OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)          AND LENGTH OF                        DURING THE
          AND AGE             HELD WITH THE COMPANY     TIME SERVED(1)                     PAST FIVE YEARS
----------------------------  ---------------------  --------------------  ------------------------------------------------
Todd Modic                    Vice President         September 2003 -      Vice President of Financial Reporting - Fund
7337 E. Doubletree Ranch Rd.                         present               Accounting of ING Funds Services, LLC (September
Scottsdale, Arizona 85258                                                  2002 - Present). Formerly, Director of Financial
Born: 1967                                                                 Reporting, ING Investments, LLC (March 2001 -
                                                                           September 2002); Director of Financial
                                                                           Reporting, Axient Communications, Inc. (May 2000
                                                                           - January 2001); and Director of Finance,
                                                                           Rural/Metro Corporation (March 1995 - May 2000).

Susan P. Kinens               Assistant Vice         March 2003 - present  Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and                                Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258     Assistant Secretary                          2002 - Present); and has held various other
Born: 1976                                                                 positions with ING Funds Services, LLC for more
                                                                           than the last five years.

Huey P. Falgout, Jr.          Assistant Secretary    September 2003 -      Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                         present               (September 2003 - Present). Formerly, Counsel,
Scottsdale, Arizona 85258                                                  ING U.S. Financial Services (November 2002 -
Born: 1963                                                                 September 2003); and Associate General Counsel
                                                                           of AIG American General (January 1999 - November
                                                                           2002).

Maria M. Anderson             Assistant Vice         April 2002 - present  Assistant Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.  President                                    LLC (October 2001 - Present). Formerly, Manager
Scottsdale, Arizona 85258                                                  of Fund Accounting and Fund Compliance, ING
Born: 1958                                                                 Investments, LLC (September 1999 - November
                                                                           2001); and Section Manager of Fund Accounting,
                                                                           Stein Roe Mutual Funds (July 1998 - August
                                                                           1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE UNIVERSAL LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE UNIVERSAL LIFE POLICY OR VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE AT www.sec.gov.

[ING FUNDS LOGO]                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                    BOSTON MA
                                                                PERMIT NO. 57842


                                             VPSAR-IP/SA          (0604-081804)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 11(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the period covered by the N-CSR filing. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). Currently, there is no written charter for the Nominating Committee and neither the Committee nor the Board has adopted a formal policy regarding the consideration of nominees recommended by shareholders. It is anticipated that these matters will be considered by the Committee and the Board during the upcoming year and that a formal charter containing policies with respect to the consideration of nominees recommended by shareholders will be approved by the Board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

   (3) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VARIABLE PORTFOLIOS, INC.


By   /s/ James M. Hennessy
  ----------------------------------------
     James M. Hennessy
     President and Chief Executive Officer

Date: August 30, 2004
     -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
  ----------------------------------------
     James M. Hennessy
     President and Chief Executive Officer

Date: August 30, 2004
     -------------------------------------


By  /s/ Michael J. Roland
  ----------------------------------------
     Michael J. Roland
     Executive Vice President and Chief Financial Officer

Date: August 30, 2004
     -------------------------------------